Filed under Rule 497(c)
File Nos. 333-161933
811-07674

COMBINED INFORMATION STATEMENT

OF

TRANSAMERICA PARTNERS FUNDS GROUP
on behalf of its Series:

TRANSAMERICA PARTNERS VALUE
TRANSAMERICA PARTNERS GROWTH
TRANSAMERICA PARTNERS TOTAL RETURN BOND

and

TRANSAMERICA PARTNERS FUNDS GROUP II
on behalf of its Series:

TRANSAMERICA PARTNERS INSTITUTIONAL VALUE
TRANSAMERICA PARTNERS INSTITUTIONAL GROWTH
TRANSAMERICA PARTNERS INSTITUTIONAL TOTAL RETURN BOND

(each, a “Target Fund” and together, the “Target Funds”)

AND

PROSPECTUS

OF

TRANSAMERICA PARTNERS FUNDS GROUP
on behalf of its Series:

TRANSAMERICA PARTNERS LARGE VALUE
TRANSAMERICA PARTNERS LARGE GROWTH
TRANSAMERICA PARTNERS CORE BOND

and

TRANSAMERICA PARTNERS FUNDS GROUP II
on behalf of its Series:

TRANSAMERICA PARTNERS INSTITUTIONAL LARGE VALUE
TRANSAMERICA PARTNERS INSTITUTIONAL LARGE GROWTH
TRANSAMERICA PARTNERS INSTITUTIONAL CORE BOND

(each, a “Destination Fund” and together, the “Destination Funds”)

The address and telephone number of each Target Fund and each Destination Fund is:

570 Carillon Parkway
St. Petersburg, Florida 33716

(Toll free) 1-888-233-4339

TRANSAMERICA ASSET MANAGEMENT GROUP

Transamerica Partners Funds Group
Transamerica Partners Funds

Transamerica Partners Funds Group II
Transamerica Partners Institutional Funds
570 Carillon Parkway
St. Petersburg, Florida 33716

October 16, 2009

Dear Shareholder:

The Board of your Transamerica Partners fund has approved the reorganization of your fund into another Transamerica Partners fund. The reorganization is expected to occur on November 20, 2009 or November 27, 2009, as applicable. Upon completion of the reorganization, you will become a shareholder of the destination Transamerica Partners fund, and you will receive shares of the destination fund equal in value to your shares of your current Transamerica Partners fund. The reorganization is expected to be tax-free for federal income tax purposes, and no sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the reorganization.

The reorganization does not require shareholder approval, and you are not being asked to vote. We do, however, ask that you review the enclosed combined information statement/prospectus, which contains information about the destination fund, including fees and expenses.

The reorganization of your fund is one of a number of reorganizations and other initiatives recently approved by the Boards of the Transamerica funds. The initiatives are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive fund platform. Many of the reorganizations are described in the enclosed combined information statement/prospectus. Certain other initiatives require shareholder approval, and in those cases shareholders will receive proxy materials and will be asked to vote. It is anticipated that all of the initiatives will be accomplished by mid-2010.

The Board of your fund has unanimously approved your fund’s reorganization and believes the reorganization is in the best interests of your fund and its shareholders.

If you have any questions, please call 1-888-233-4339 between 8 a.m. and 7 p.m., Eastern Time, Monday through Friday. Thank you for your investment in the Transamerica funds.

Sincerely,

/s/  John K. Carter

John K. Carter
President and Chief Executive Officer
Chairman of the Board
Transamerica Asset Management Group

COMBINED INFORMATION STATEMENT

OF

TRANSAMERICA PARTNERS FUNDS GROUP
on behalf of its Series:
TRANSAMERICA PARTNERS VALUE
TRANSAMERICA PARTNERS GROWTH
TRANSAMERICA PARTNERS TOTAL RETURN BOND
and
TRANSAMERICA PARTNERS FUNDS GROUP II
on behalf of its Series:
TRANSAMERICA PARTNERS INSTITUTIONAL VALUE
TRANSAMERICA PARTNERS INSTITUTIONAL GROWTH
TRANSAMERICA PARTNERS INSTITUTIONAL TOTAL RETURN BOND
(each, a “Target Fund” and together, the “Target Funds”)

AND

PROSPECTUS

OF

TRANSAMERICA PARTNERS FUNDS GROUP
on behalf of its Series:
TRANSAMERICA PARTNERS LARGE VALUE
TRANSAMERICA PARTNERS LARGE GROWTH
TRANSAMERICA PARTNERS CORE BOND
and

TRANSAMERICA PARTNERS FUNDS GROUP II
on behalf of its Series:
TRANSAMERICA PARTNERS INSTITUTIONAL LARGE VALUE
TRANSAMERICA PARTNERS INSTITUTIONAL LARGE GROWTH
TRANSAMERICA PARTNERS INSTITUTIONAL CORE BOND
(each, a “Destination Fund” and together, the “Destination Funds”)

The address and telephone number of each Target Fund and each Destination Fund is:

570 Carillon Parkway
St. Petersburg, Florida 33716
(Toll free) 1-888-233-4339

Shares of the Destination Funds have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed upon the accuracy or adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

An investment in any Target Fund or Destination Fund (each sometimes referred to herein as a “Fund”) is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This Information Statement/Prospectus sets forth information about the Destination Funds that an investor needs to know before investing. Please read this Information Statement/Prospectus carefully before investing and keep it for future reference.

INTRODUCTION

This combined Information Statement/Prospectus, dated October 16, 2009 (this “Information Statement/Prospectus”), is being furnished to shareholders of the Target Funds in connection with the reorganization of each Target Fund into a corresponding Destination Fund (each, a “Reorganization”). This Information Statement/Prospectus is being mailed to shareholders of the Target Funds on or about October 20, 2009.

Each of Transamerica Partners Value, Transamerica Partners Growth, Transamerica Partners Total Return Bond, Transamerica Partners Large Value, Transamerica Partners Large Growth and Transamerica Partners Core Bond is a series of Transamerica Partners Funds Group, an open-end management investment company organized as a Massachusetts business trust (“Trust I”). Each of Transamerica Partners Institutional Value, Transamerica Partners Institutional Growth, Transamerica Partners Institutional Total Return Bond, Transamerica Partners Institutional Large Value, Transamerica Partners Institutional Large Growth and Transamerica Partners Institutional Core Bond is a series of Transamerica Partners Funds Group II, an open-end management investment company organized as a Massachusetts business trust (“Trust II” and, together with Trust I, the “Trusts”).

The Board of Trustees of the Trusts (the “Board” or the “Trustees”) has approved each Reorganization with respect to the applicable Target Fund and Destination Fund. A copy of the form of the Agreement and Plan of Reorganization for each Reorganization (each, a “Plan”) is attached to this Information Statement/Prospectus as Exhibit A.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATIONAL PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

The following table indicates (a) the Target Fund and corresponding Destination Fund involved in each Reorganization, and (b) on what page of this Information Statement/Prospectus the discussion regarding each Reorganization begins. Each Fund offers only a single class of shares. The Reorganizations are numbered for convenience. The consummation of a particular Reorganization is not contingent on the consummation of any other Reorganization.

Reorganizations 3 and 4 are expected to occur on November 20, 2009 and Reorganizations 1, 2, 5 and 6 are expected to occur on November 27, 2009.

Please read this Information Statement/Prospectus, including Exhibit A and Exhibit B, carefully. Although each Reorganization is similar in structure, you should read carefully the specific discussion regarding your Target Fund’s Reorganization.

For more complete information about each Fund, please read the Fund’s prospectus and statement of additional information, as they may be amended and/or supplemented. The Funds’ prospectuses and statement of additional information, and other additional information about each Fund, has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See “Where to Get More Information” below.

The date of this Information Statement/Prospectus is October 16, 2009.

Where to Get More Information

The Funds’ current prospectuses and statement of additional information, including any applicable supplements thereto.	On file with the SEC (http://www.sec.gov) and available at no charge by calling the Funds’ toll-free number: 1-888-233-4339 or by visiting the Funds’ website at www.transamericafunds.com (select “Transamerica Partners Funds”).
The Funds’ most recent annual and semi-annual reports to shareholders.	On file with the SEC (http://www.sec.gov) and available at no charge by calling the Funds’ toll-free number: 1-888-233-4339 or by visiting the Funds’ website at www.transamericafunds.com (select “Transamerica Partners Funds”). See “Available Information.”
A statement of additional information for this Information Statement/Prospectus, dated October 16, 2009 (the “SAI”). The SAI contains additional information about the Target Funds and the Destination Funds.	On file with the SEC (http://www.sec.gov) and available at no charge by calling the Funds’ toll-free number: 1-888-233-4339 or by visiting the Funds’ website at www.transamericafunds.com (select “Transamerica Partners Funds”). The SAI is incorporated by reference into this Information Statement/Prospectus.
To ask questions about this Information Statement/Prospectus.	Call the Funds’ toll-free telephone number: 1-888-233-4339.

The Target Funds’ prospectuses and statement of additional information, each dated May 1, 2009, as supplemented, are incorporated by reference into this Information Statement/Prospectus.

SUMMARY

This Summary section is qualified in its entirety by reference to the additional information contained elsewhere in this Information Statement/Prospectus and the Agreement and Plan of Reorganization relating to each Reorganization, a form of which is attached to this Information Statement/Prospectus as Exhibit A. Shareholders should read this entire Information Statement/Prospectus, including Exhibit A and Exhibit B, and the Funds’ prospectuses carefully for more complete information.

How will the Reorganizations Work?

•	Each Target Fund will transfer all of its property and assets to the corresponding Destination Fund. In exchange, each Destination Fund will assume all of the liabilities of the corresponding Target Fund and issue shares, as described below.

•	In each Reorganization, the applicable Destination Fund will issue a number of its shares to the corresponding Target Fund on the closing date of the Reorganization (the “Closing Date”) having an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares.

•	Shares of each Destination Fund will then be distributed on the applicable Closing Date to the corresponding Target Fund’s shareholders in complete liquidation of the Target Fund in proportion to the relative net asset value of their holdings of the shares of the Target Fund. Therefore, on the applicable Closing Date, upon completion of the applicable Reorganization, each Target Fund shareholder will hold shares of the corresponding Destination Fund with the same aggregate net asset value as its holdings of the shares of the Target Fund immediately prior to the Reorganization. The net asset value attributable to the shares of a Target Fund will be determined using the Target Fund’s valuation policies and procedures and the net asset value attributable to the shares of a Destination Fund will be determined using the Destination Fund’s valuation policies and procedures. The portfolio assets of each Target Fund and corresponding Destination Fund are valued using the same valuation policies and procedures.

•	Each Target Fund will be terminated after the applicable Closing Date.

•	The consummation of a particular Reorganization is not contingent on the consummation of any other Reorganization.

•	Each Fund invests using the master/feeder structure. In each Reorganization, the Target Fund will transfer its interest in its underlying master fund to the Destination Fund. Through a series of steps, the assets of the underlying master funds will be combined so that they are held by the Destination Fund’s original underlying master fund.

•	No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganizations. Following a Reorganization, shareholders of the applicable Target Fund will be subject to the fees and expenses of the corresponding Destination Fund.

•	Following the Reorganizations, Transamerica Asset Management, Inc. (“TAM”) will continue to act as investment adviser to each Destination Fund, Aronson+Johnson+Ortiz, LP will continue to serve as sub-adviser for Transamerica Partners Large Value and Transamerica Partners Institutional Large Value, Jennison Associates LLC, OFI Institutional Asset Management, Inc. and Wellington Management Company, LLP will continue to serve as sub-advisers for Transamerica Partners Large Growth and Transamerica Partners Institutional Large Growth and BlackRock Financial Management, Inc. will continue to serve as sub-adviser for Transamerica Partners Core Bond and Transamerica Partners Institutional Core Bond.

•	The exchange of Target Fund shares for Destination Fund shares in a Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder. The Reorganizations generally will not result in the recognition of gain or loss for federal income tax purposes by any Target Fund or Destination Fund.

Why did the Board Approve the Reorganizations?

The Board of each Target Fund, including all of the Trustees who are not “interested” persons (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds, TAM or Transamerica Capital, Inc. (“TCI”), the Funds’ principal underwriter and distributor (the “Independent Trustees”), after careful consideration, has determined that the Reorganization is in the best interests of your Target Fund and will not dilute the interests of the existing shareholders of your Target Fund. The Target Board has made this determination based on various factors, which include those that are discussed in this Information Statement/Prospectus under the discussion of each Reorganization in the section entitled “Reasons for the Proposed Reorganization.”

Similarly, the Board of each corresponding Destination Fund, including all of the Independent Trustees, has approved the Reorganization with respect to the Destination Fund. The Board has determined that the Reorganization is in the best interests of each Destination Fund and that the interests of the Destination Fund’s shareholders will not be diluted as a result of the Reorganization.

Who Bears the Expenses Associated with the Reorganizations?

It is anticipated that the total cost of preparing, printing and mailing this Information Statement/Prospectus will be approximately $284,400. This cost will be shared equally by TAM, on the one hand, and, subject to certain limitations, the Target Funds and Destination Funds (and ultimately the shareholders of the Target Funds and Destination Funds), on the other. The share of the cost that is borne by the Funds will be allocated among the Funds in each Reorganization on the basis of certain benefits resulting from the Reorganizations. This allocation may result in TAM bearing in excess of 50% of the cost of a Reorganization, but in no event will the Funds’ share exceed 50% of such cost.

What are the Federal Income Tax Consequences of the Reorganizations?

As a condition to the closing of each Reorganization, the applicable Target Fund and corresponding Destination Fund must receive an opinion of Bingham McCutchen LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor in general your Target Fund will recognize gain or loss as a direct result of the Reorganization of your Target Fund, and that the aggregate tax basis of the Destination Fund shares that you receive in the Reorganization will equal the aggregate tax basis of the Target Fund shares that you surrender in the Reorganization. However, in order to maintain its qualification for tax treatment as a regulated investment company, each Target Fund will declare and pay a distribution of its realized net capital gains, if any, its undistributed investment company taxable income (computed without regard to the dividends-paid deduction), if any, and its net tax-exempt income, if any, for the taxable year ending on the Closing Date, to its shareholders shortly before the applicable Reorganization. If you hold shares in a Target Fund at that time, any such distribution may affect the amount, timing and character of taxable income that you realize in respect of your Target Fund shares. For more information, see “Tax Status of Each Reorganization” on page 92 of this Information Statement/Prospectus.

REORGANIZATION 1

TRANSAMERICA PARTNERS VALUE
AND
TRANSAMERICA PARTNERS LARGE VALUE

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and is a part of this Information Statement/Prospectus. Exhibit A is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled “Terms of Each Agreement and Plan of Reorganization” in the back of this Information Statement/Prospectus, after the discussion of the Reorganizations.

In Reorganization 1, Transamerica Partners Value (the “Target Fund”) will be reorganized into Transamerica Partners Large Value (the “Destination Fund” and, together with the Target Fund, the “Funds”), and the Destination Fund will issue a number of its shares to the Target Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares.

Both the Target Fund and the Destination Fund are advised by Transamerica Asset Management, Inc. (“TAM”) and have similar investment goals, principal investment strategies and policies, and related risks. The tables below provide a comparison of certain features of the two Funds. In the tables below, if a row extends across the entire table, the information disclosed applies to both the Target Fund and the Destination Fund.

Each Fund invests in securities through an underlying mutual fund (called a “Portfolio”) having the same investment goals and strategies. All references in this Information Statement/Prospectus to a Fund include that Fund’s underlying Portfolio, unless otherwise noted.

Comparison of Transamerica Partners Value to Transamerica Partners Large Value

	Transamerica Partners Value	Transamerica Partners Large Value

Investment goals	The Fund’s goal is to provide capital appreciation. Dividend income is a secondary goal.	The Fund’s goal is to provide long-term capital appreciation through investment in a diversified portfolio of common stocks of large- capitalization companies. Current income is a secondary goal.
Principal investment strategies and policies	The Fund invests primarily in stocks of medium and large sized U.S. companies which, in the opinion of the Fund’s advisers, are undervalued. The Fund emphasizes stocks of U.S. companies with market capitalizations of greater than $2 billion. The Fund seeks to manage risk by focusing on companies with characteristics such as low price-to- earnings ratios or high dividend yields.

The portfolio managers of the Fund use a “bottom up” value-oriented approach in selecting investments for the Fund. When portfolio managers use a “bottom up” approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to	The Fund invests primarily in issues listed on U.S. exchanges that the Fund’s sub-adviser believes are seasoned, liquid and low priced, with effective management and positive momentum. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of large-cap companies and related investments. The Fund considers large cap companies to be companies with market capitalizations that, at the time of initial purchase exceed the minimum capitalization of companies that are included in the Russell 1000® Index. As of May 31, 2009, the lowest market capitalization of companies in the Russell 1000® Index was $829 million.

Transamerica Partners Value	Transamerica Partners Large Value

be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund’s goals.

The Fund may use derivatives such as options, futures, swaps and forward currency contracts. The Fund generally uses derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by the Fund. Derivatives may increase the Fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

The Fund may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Fund uses short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. The Fund also may lend its securities to generate income.

Compliance with any policy or limitation for the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund’s assets or for any other reason.	The portfolio managers of the Fund use a “bottom up” value-oriented approach in selecting investments for the Fund. When portfolio managers use a “bottom up” approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund’s goals.

The Fund may use derivatives such as options, futures, swaps and forward currency contracts. The Fund generally uses derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by the Fund. In that case, derivative investments will be considered related investments for the purposes of the Fund’s policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the Fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

The Fund may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Fund uses short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. The Fund also may lend its securities to generate income.

Compliance with any policy or limitation for the Fund that is expressed as a percentage of assets is determined at the

	Transamerica Partners Value	Transamerica Partners Large Value

time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund’s assets or for any other reason.
Investment adviser	TAM
Sub-adviser	Hotchkis and Wiley Capital Management, LLC (“Hotchkis”)	Aronson+Johnson+Ortiz, LP (“AJO”)
Portfolio managers	George Davis, Judd Peters, Scott McBride, Patricia McKenna and Sheldon Lieberman participate in the investment research review and decision-making process for the Fund. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day to day management of the Fund. Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis’ investment team in 1988. Mr. Peters, Portfolio Manager, joined Hotchkis’ investment team in 1999. Mr. McBride, Portfolio Manager, joined Hotchkis’ investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1995. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1994.

Hotchkis has identified the portfolio managers with the most significant responsibility for the Fund’s portfolio. The foregoing list does not include all members of the investment team.

The Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.	Theodore R. Aronson, Kevin M. Johnson, Martha E. Ortiz, Stefani Cranston, Stuart P. Kaye, Gina Marie N. Moore and R. Brian Wenzinger are responsible for the day-to-day management of the Fund on behalf of AJO. Mr. Aronson is the Managing Principal of AJO, and has been with the firm since 1984. Mr. Johnson is a Principal of AJO, and has been with the firm since 1993. Ms. Ortiz is a Principal of AJO, and has been with the firm since 1987. Ms. Cranston is a Principal of AJO, and has been with the firm since 1991. Mr. Kaye is a Principal of AJO, and has been with the firm since 2008. Most recently, Mr. Kaye was head of research in the U.S. Structured Products Group of Invesco, where he worked since 1994. Ms. Moore is a Principal of AJO, and has been with the firm since 1998. Mr. Wenzinger is a Principal of AJO, and has been with the firm since 2000.

Each member of the AJO team has joint responsibility for the Fund. There is no lead member of the AJO team.

The Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.
Business	The Fund is a diversified series of Trust I, an open-end management investment company organized as a Massachusetts business trust.
Net assets (as of June 30, 2009)	$26,447,892	$338,764,130

Fees and Expenses

	Transamerica Partners Value	Transamerica Partners Large Value

Sales charges and fees	The Fund’s shares are offered without an initial sales charge.
The Fund’s shares are not subject to a contingent deferred sales charge.
The Fund may pay monthly distribution and service (12b-1) fees at an annual rate of up to 0.25% of the Fund’s average daily net assets.
Advisory fees
TAM receives compensation, calculated daily and paid monthly, from the Fund at an annual rate of 0.50% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2008, the Fund paid aggregate advisory fees (after waivers) equal to 0.49% of the Fund’s average daily net assets.

TAM receives compensation, calculated daily and paid monthly, from the Fund at an annual rate of 0.45% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2008, the Fund paid aggregate advisory fees (after waivers; amount waived was less than 0.005%) equal to 0.45% of the Fund’s average daily net assets.

Fee waiver and expense limitations	TAM has contractually agreed, through May 1, 2017, to reimburse certain of the Fund’s expenses (other than interest expense, brokerage commissions, extraordinary and non-recurring expenses and expenses related to a reorganization of the Fund) to the extent necessary so that the Fund’s aggregate annualized expenses, net of waivers, will not exceed 1.05% of the average daily net assets attributable to the Fund’s shares.	TAM has contractually agreed, through May 1, 2017, to reimburse certain of the Fund’s expenses (other than interest expense, brokerage commissions, extraordinary and non-recurring expenses and expenses related to a reorganization of the Fund) to the extent necessary so that the Fund’s aggregate annualized expenses, net of waivers, will not exceed 1.00% of the average daily net assets attributable to the Fund’s shares.
For a comparison of the gross and net expenses of both Funds, please see the fee tables in the “The Funds’ Fees and Expenses” section starting on page 10.

Comparison of Principal Risks of Investing in the Funds

Because the Funds have substantially similar investment goals and principal investment strategies and policies, they are subject to similar principal risks. Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments.

You may lose money if you invest in the Funds. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Each Fund is subject to the following principal risks:

•	Market. The value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by a Fund fall, the value of your investment in that Fund will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

•	Stocks. Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a Fund holds fluctuate in price, the value of an investment in a Fund will go up and down.

•	Value. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A value oriented Fund may underperform other equity funds that use different investing styles. The Fund may also underperform other equity funds using the value style.

•	Foreign Securities. Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include, without limitation: different accounting and reporting practices, less information available to the public, less (or different) regulation of securities markets, more complex business negotiations, less liquidity, more fluctuations in prices, delays in settling foreign securities transactions, higher costs for holding shares (custodial fees), higher transaction costs, vulnerability to seizure and taxes, political or financial instability and small markets, and different market trading days.

•	Emerging Markets. All of the risks of investing in foreign securities are heightened by investing in emerging or developing markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a Fund investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

•	Currency. When a Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. A Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of a Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A Fund’s sub-adviser may not make use of derivatives for a variety of reasons.

•	Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value.

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates.

•	prepayment or call risk: declining interest rates may cause issuers of securities held by a Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities.

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes.

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A Fund may incur expenses to protect that Fund’s interest in securities experiencing these events. If a Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuers. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

•	Securities Lending. A Fund may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

The Funds’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in each Fund by showing you how the performance of the Target Fund and the Destination Fund has varied from year to year for 10 years or since inception, as applicable, and how each Fund’s average total returns for different periods compare to the returns of at least one broad measure of market performance. Absent any applicable limitation of or cap on the Funds’ expenses, performance would have been lower. Effective December 31, 2008, AJO replaced AllianceBernstein L.P. and TCW Investment Management Company as sub-adviser for Transamerica Partners Large Value. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Each Fund makes updated information available (available at no charge by calling the Funds’ toll-free number: 1-888-233-4339 or by visiting the Funds’ website at www.transamericafunds.com (select “Transamerica Partners Funds”)).

Transamerica Partners Value’s Annual Returns
(years ended December 31)

Best calendar quarter: 8.03% for quarter ended 12/31/2006

Worst calendar quarter: (23.22)% for quarter ended 12/31/2008

The year-to-date return as of the most recent calendar quarter, which ended 9/30/2009, was 35.09%.

Transamerica Partners Large Value’s Annual Returns
(years ended December 31)

Best calendar quarter: 13.75% for quarter ended 6/30/2003

Worst calendar quarter: (24.59)% for quarter ended 12/31/2008

The year-to-date return as of the most recent calendar quarter, which ended 9/30/2009, was 10.64%.

Transamerica Partners Value’s Average Annual Total Returns
(for periods ended December 31, 2008)

		Since Inception
	1 Year	(June 2005)

Transamerica Partners Value	(46.87)%	(14.13)%
Russell 1000® Value Index	(36.85)%	(5.67)%

Transamerica Partners Large Value’s Average Annual Total Returns
(for periods ended December 31, 2008)

	1 Year	5 Year	10 Year

Transamerica Partners Large Value	(43.35)%	(4.51)%	(0.36)%
Russell 1000® Value Index	(36.85)%	(0.79)%	1.36%
S&P 500 Index	(37.00)%	(2.19)%	(1.38)%

The most recent portfolio management discussion of each Fund’s performance is attached as Exhibit B.

The Funds’ Fees and Expenses

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The fees and expenses in the table appearing below are based on the expenses of the Funds for the twelve-month period ended June 30, 2009. The table also shows the pro forma expenses of the combined Destination Fund after giving effect to the Reorganization based on pro forma net assets as of June 30, 2009. Pro forma numbers are estimated in good faith and are hypothetical. The table below reflects the expenses of each Fund and the underlying Portfolio through which the Fund invests in securities. Actual expenses may vary significantly.

			Combined
			Transamerica
		Transamerica	Partners Large
	Transamerica	Partners Large	Value
	Partners Value	Value	(Pro Forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None	None
Redemption fee (as a % of amount redeemed)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(1)
Advisory Fees	0.50%	0.45%	0.45%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses
Administrative Services Fee	0.30%	0.30%	0.30%
Miscellaneous Expenses	0.20%	0.05%	0.06%
Total Other Expenses	0.50%	0.35%	0.36%

Total Annual Fund Operating Expenses	1.25%	1.05%	1.06%

Fee Waiver and/or Expense Reimbursement(2)	0.20%	0.05%	0.06%
Net Operating Expenses	1.05%	1.00%	1.00%

(1)	Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.

(2)	The Adviser has contractually agreed to reimburse certain of the Funds’ expenses. Each of these agreements is in effect through May 1, 2017.

The hypothetical example below helps you compare the cost of investing in each Fund. The example assumes that:

•	you invest $10,000 in each Fund;

•	you reinvest all dividends and distributions without a sales charge;

•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Fund’s future performance); and

•	each Fund’s operating expenses, after fee waivers and reimbursements, remain the same.

The example reflects the expenses of each Fund and the underlying Portfolio through which the Fund invests in securities.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

			Combined
		Transamerica	Transamerica Partners
Number of Years	Transamerica	Partners Large	Large Value
You Own Your Shares	Partners Value	Value	(Pro Forma)

Year 1	$107	$102	$102
Year 3	$334	$318	$318
Year 5	$579	$552	$552
Year 10	$1,339	$1,239	$1,242

Portfolio Turnover

A Fund may engage in a significant number of short-term transactions, which may lower Fund performance. High turnover rate will not limit a portfolio manager’s ability to buy or sell securities for such Funds. Increased turnover results in higher brokerage costs or mark-up charges for a Fund. The Fund ultimately passes these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are generally subject to tax in the same manner as ordinary income when distributed by a Fund to taxable investors. During the Funds’ most recent fiscal year ended December 31, 2008, the portfolio turnover rates of the Target Fund and the Destination Fund were 101% and 26% of the average value of their Portfolios, respectively.

Reasons for the Proposed Reorganization

The Board of the Target Fund, including its Independent Trustees, has unanimously determined that the proposed Reorganization would be in the best interests of the Target Fund and would not dilute the interests of the existing shareholders of the Target Fund. The Board of the Destination Fund, including the Independent Trustees, has unanimously determined that the Reorganization would be in the best interests of the Destination Fund and would not dilute the interests of the existing shareholders of the Destination Fund. Each Board believes that the proposed Reorganization will be advantageous to the shareholders of the Fund it oversees. In determining whether to approve the Reorganization, the Board Members considered the potential impact of the proposed Reorganization on the Funds’ shareholders and a variety of related factors, including, among others:

General Considerations

•	The Board Members considered that the Reorganization presents an opportunity for the shareholders of the Target Fund to become investors in a combined fund that has a larger asset size without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. The Board Members considered TAM’s belief that this opportunity may give the combined Destination Fund the ability to diversify further its holdings and effect larger portfolio trading transactions, for the benefit of shareholders.

•	The Board Members considered that the Reorganization could eliminate any confusion in the marketplace caused by having two funds with similar investment mandates and enhance the potential for the combined Destination Fund to achieve growth in assets. The Board Members noted that TAM believes that the combined Destination Fund may be better positioned to attract assets than the Target Fund, and that the larger size of the combined Destination Fund may offer the potential for greater economies of scale by enabling the combined Destination Fund to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base.

•	The Board Members considered that the Reorganization could eliminate certain redundancies and inefficiencies in the Transamerica fund complex product line offerings, which could strengthen TAM’s ability to pursue investment and marketing opportunities on behalf of the Transamerica funds. The Board Members also considered that the Reorganization is one of a number of reorganizations and other initiatives recently approved by the Board Members of the Transamerica funds. The Board Members noted that the initiatives are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive fund platform.

Fees and Expenses

•	The Board Members considered that the pro forma gross expense ratio of the combined Destination Fund’s shares is expected to be lower as compared to the Target Fund’s shares. Furthermore, the Board Members considered that TAM has contractually agreed, through May 1, 2017, to reimburse certain of the Destination Fund’s expenses (other than interest expense, brokerage commissions, extraordinary and non-recurring expenses and expenses related to a reorganization of the Destination Fund) to the extent necessary so that the Destination Fund’s aggregate annualized expenses, net of waivers, will not exceed certain operating expense levels, and that the pro forma net expense ratios of the combined Destination Fund’s shares is expected to be lower as compared to the Target Fund’s shares. The Board Members also considered that the Destination Fund’s investment advisory fee ratio is lower than that of the Target Fund.

•	The Board Members considered that, given the anticipated costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Information Statement/Prospectus, and any regulatory filings in connection with the Reorganization, would be shared by TAM, and, subject to certain limits, the Target Fund and the Destination Fund.

Investment Performance

•	The Board Members noted that the Destination Fund’s performance was higher than the Target Fund’s performance for the 1-year and 3-year periods ended February 28, 2009.

Tax

•	The Board Members considered the expected tax-free nature of the Reorganization for U.S. federal income tax purposes.

Investment Program

•	The Board Members considered the investment objectives and policies of the Destination Fund and their compatibility with those of the Target Fund.

•	The Board Members considered that TAM is the adviser to the Target Fund and the Destination Fund but that each Fund has a different investment sub-adviser that can be replaced without shareholder approval.

Other Considerations

•	The Board Members considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Board Members considered that the portfolio managers of the combined Destination Fund may conclude that a significant number of holdings of the Target Fund may not be consistent with the combined Destination Fund’s long-term investment strategy, and may dispose of such positions, but that TAM represented that portfolio transition should not have a material adverse effect on the Funds and their shareholders and, furthermore, represented that, as of June 30, 2009, all securities held by the Target Fund would comply with the investment policies and restrictions of the Destination Fund.

CAPITALIZATION

The following table sets forth the capitalization of the Target Fund and the Destination Fund as of August 31, 2009 and the pro forma combined capitalization of the combined Destination Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Funds between August 31, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Funds during that period resulting from income and distributions, and changes in the accrued liabilities of both Funds during the same period.

			Combined
			Transamerica
		Transamerica	Partners Large
	Transamerica	Partners Large	Value
	Partners Value	Value	(Pro Forma)

Net Assets	$32,004,555	$361,487,927	$393,492,482
Net Asset Value Per Share	$6.23	$13.29	$13.29
Shares Outstanding	5,135,146	27,209,373	29,608,561

It is impossible to predict with any certainty how many shares of the Destination Fund will actually be received and distributed by your Target Fund on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Fund shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Fund values its securities, financial highlights information for each Fund and ownership of shares of the Funds, please see the sections immediately following the discussion of Reorganization 6.

REORGANIZATION 2

TRANSAMERICA PARTNERS INSTITUTIONAL VALUE
AND
TRANSAMERICA PARTNERS INSTITUTIONAL LARGE VALUE

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and is a part of this Information Statement/Prospectus. Exhibit A is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled “Terms of Each Agreement and Plan of Reorganization” in the back of this Information Statement/Prospectus, after the discussion of the Reorganizations.

In Reorganization 2, Transamerica Partners Institutional Value (the “Target Fund”) will be reorganized into Transamerica Partners Institutional Large Value (the “Destination Fund” and, together with the Target Fund, the “Funds”), and the Destination Fund will issue a number of its shares to the Target Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares.

Both the Target Fund and the Destination Fund are advised by Transamerica Asset Management, Inc. (“TAM”) and have similar investment goals, principal investment strategies and policies, and related risks. The tables below provide a comparison of certain features of the two Funds. In the tables below, if a row extends across the entire table, the information disclosed applies to both the Target Fund and the Destination Fund.

Each Fund invests in securities through an underlying mutual fund (called a “Portfolio”) having the same investment goals and strategies. All references in this Information Statement/Prospectus to a Fund include that Fund’s underlying Portfolio, unless otherwise noted.

Comparison of Transamerica Partners Institutional Value to Transamerica Partners Institutional Large
Value

	Transamerica Partners Institutional Value	Transamerica Partners Institutional Large Value

Investment goals	The Fund’s goal is to provide capital appreciation. Dividend income is a secondary goal.	The Fund’s goal is to provide long-term capital appreciation through investment in a diversified portfolio of common stocks of large- capitalization companies. Current income is a secondary goal.

Principal investment strategies and policies	The Fund invests primarily in stocks of medium and large sized U.S. companies which, in the opinion of the Fund’s advisers, are undervalued. The Fund emphasizes stocks of U.S. companies with market capitalizations of greater than $2 billion. The Fund seeks to manage risk by focusing on companies with characteristics such as low price- to-earnings ratios or high dividend yields.

	The portfolio managers of the Fund use a “bottom up” value-oriented approach in selecting investments for the Fund. When	The Fund invests primarily in issues listed on U.S. exchanges that the Fund’s sub-adviser believes are seasoned, liquid and low priced, with effective management and positive momentum. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of large-cap companies and related investments. The Fund considers large cap companies to be companies with market capitalizations that, at the time of initial purchase exceed the minimum capitalization of companies that are included in the Russell 1000® Index. As of May 31, 2009, the lowest market capitalization of companies in the Russell

Transamerica Partners Institutional Value	Transamerica Partners Institutional Large Value

portfolio managers use a “bottom up” approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund’s goals.

The Fund may use derivatives such as options, futures, swaps and forward currency contracts. The Fund generally uses derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by the Fund. Derivatives may increase the Fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

The Fund may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Fund uses short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. The Fund also may lend its securities to generate income.

Compliance with any policy or limitation for the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund’s assets or for any other reason.	1000® Index was $829 million.

The portfolio managers of the Fund use a “bottom up” value-oriented approach in selecting investments for the Fund. When portfolio managers use a “bottom up” approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund’s goals.

The Fund may use derivatives such as options, futures, swaps and forward currency contracts. The Fund generally uses derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by the Fund. In that case, derivative investments will be considered related investments for the purposes of the Fund’s policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the Fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

The Fund may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Fund uses short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. The Fund also may

	Transamerica Partners Institutional Value	Transamerica Partners Institutional Large Value

lend its securities to generate income.

Compliance with any policy or limitation for the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund’s assets or for any other reason.

Investment adviser	TAM

Sub-adviser	Hotchkis and Wiley Capital Management, LLC (“Hotchkis”)	Aronson+Johnson+Ortiz, LP (“AJO”)

Portfolio managers	George Davis, Judd Peters, Scott McBride, Patricia McKenna and Sheldon Lieberman participate in the investment research review and decision-making process for the Fund. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day to day management of the Fund. Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis’ investment team in 1988. Mr. Peters, Portfolio Manager, joined Hotchkis’ investment team in 1999. Mr. McBride, Portfolio Manager, joined Hotchkis’ investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1995. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1994.

Hotchkis has identified the portfolio managers with the most significant responsibility for the Fund’s portfolio. The foregoing list does not include all members of the investment team.

The Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.	Theodore R. Aronson, Kevin M. Johnson, Martha E. Ortiz, Stefani Cranston, Stuart P. Kaye, Gina Marie N. Moore and R. Brian Wenzinger are responsible for the day-to-day management of the Fund on behalf of AJO. Mr. Aronson is the Managing Principal of AJO, and has been with the firm since 1984. Mr. Johnson is a Principal of AJO, and has been with the firm since 1993. Ms. Ortiz is a Principal of AJO, and has been with the firm since 1987. Ms. Cranston is a Principal of AJO, and has been with the firm since 1991. Mr. Kaye is a Principal of AJO, and has been with the firm since 2008. Most recently, Mr. Kaye was head of research in the U.S. Structured Products Group of Invesco, where he worked since 1994. Ms. Moore is a Principal of AJO, and has been with the firm since 1998. Mr. Wenzinger is a Principal of AJO, and has been with the firm since 2000.

Each member of the AJO team has joint responsibility for the Fund. There is no lead member of the AJO team.

The Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

	Transamerica Partners Institutional Value	Transamerica Partners Institutional Large Value

Business	The Fund is a diversified series of Trust II, an open-end management investment company organized as a Massachusetts business trust.

Net assets (as of June 30, 2009)	$19,302,834	$365,915,320

Fees and Expenses

	Transamerica Partners Institutional Value	Transamerica Partners Institutional Large Value

Sales charges and fees	The Fund’s shares are offered without an initial sales charge.

The Fund’s shares are not subject to a contingent deferred sales charge.

The Fund may pay monthly distribution and service (12b-1) fees at an annual rate of up to 0.25% of the Fund’s average daily net assets.

Advisory fees	TAM receives compensation, calculated daily and paid monthly, from the Fund at an annual rate of 0.50% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2008, the Fund paid aggregate advisory fees (after waivers) equal to 0.49% of the Fund’s average daily net assets.	TAM receives compensation, calculated daily and paid monthly, from the Fund at an annual rate of 0.45% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2008, the Fund paid aggregate advisory fees (after waivers; amount waived was less than 0.005%) equal to 0.45% of the Fund’s average daily net assets.

Fee waiver and expense limitations	TAM has contractually agreed, through May 1, 2017, to reimburse certain of the Fund’s expenses (other than interest expense, brokerage commissions, extraordinary and non- recurring expenses and expenses related to a reorganization of the Fund) to the extent necessary so that the Fund’s aggregate annualized expenses, net of waivers, will not exceed 0.85% of the average daily net assets attributable to the Fund’s shares.	TAM has contractually agreed, through May 1, 2017, to reimburse certain of the Fund’s expenses (other than interest expense, brokerage commissions, extraordinary and non- recurring expenses and expenses related to a reorganization of the Fund) to the extent necessary so that the Fund’s aggregate annualized expenses, net of waivers, will not exceed 0.75% of the average daily net assets attributable to the Fund’s shares.

For a comparison of the gross and net expenses of both Funds, please see the fee tables in the “The Funds’ Fees and Expenses” section starting on page 23.

Comparison of Principal Risks of Investing in the Funds

Because the Funds have substantially similar investment goals and principal investment strategies and policies, they are subject to similar principal risks. Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments.

You may lose money if you invest in the Funds. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Each Fund is subject to the following principal risks:

•	Market. The value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by a Fund fall, the value of your investment in that Fund will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

•	Stocks. Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a Fund holds fluctuate in price, the value of an investment in a Fund will go up and down.

•	Value. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A value oriented Fund may underperform other equity funds that use different investing styles. The Fund may also underperform other equity funds using the value style.

•	Foreign Securities. Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include, without limitation: different accounting and reporting practices, less information available to the public, less (or different) regulation of securities markets, more complex business negotiations, less liquidity, more fluctuations in prices, delays in settling foreign securities transactions, higher costs for holding shares (custodial fees), higher transaction costs, vulnerability to seizure and taxes, political or financial instability and small markets, and different market trading days.

•	Emerging Markets. All of the risks of investing in foreign securities are heightened by investing in emerging or developing markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a Fund investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

•	Currency. When a Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. A Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of a Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A Fund’s sub-adviser may not make use of derivatives for a variety of reasons.

•	Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value.

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates.

•	prepayment or call risk: declining interest rates may cause issuers of securities held by a Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities.

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes.

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A Fund may incur expenses to protect that Fund’s interest in securities experiencing these events. If a Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuers. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

•	Securities Lending. A Fund may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

The Funds’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in each Fund by showing you how the performance of the Target Fund and the Destination Fund has varied from year to year since inception and how each Fund’s average total returns for different periods compare to the returns of at least one broad measure of market performance. Absent any applicable limitation of or cap on the Funds’ expenses, performance would have been lower. Effective December 31, 2008, AJO replaced AllianceBernstein L.P. and TCW Investment Management Company as sub-adviser for Transamerica Partners Institutional Large Value. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Each Fund makes updated information available (available at no charge by calling the Funds’ toll-free number: 1-888-233-4339 or by visiting the Funds’ website at www.transamericafunds.com (select “Transamerica Partners Funds”)).

Transamerica Partners Institutional Value’s Annual Returns
(years ended December 31)

Best calendar quarter: 7.99% for quarter ended 12/31/2006

Worst calendar quarter: (23.36)% for quarter ended 12/31/2008

The year-to-date return as of the most recent calendar quarter, which ended 9/30/2009, was 35.62%.

Transamerica Partners Institutional Large Value’s Annual Returns
(years ended December 31)

Best calendar quarter: 13.76% for quarter ended 6/30/2003

Worst calendar quarter: (24.50)% for quarter ended 12/31/2008

The year-to-date return as of the most recent calendar quarter, which ended 9/30/2009, was 10.98%.

Transamerica Partners Institutional Value’s Average Annual Total Returns
(for periods ended December 31, 2008)

		Since Inception
	1 Year	(June 2005)

Transamerica Partners Institutional Value	(46.81)%	(13.97)%
Russell 1000® Value Index	(36.85)%	(5.67)%

Transamerica Partners Institutional Large Value’s Average Annual Total Returns
(for periods ended December 31, 2008)

			Since Inception
	1 Year	5 Year	(September 2000)

Transamerica Partners Institutional Large Value	(43.20)%	(4.26)%	(1.26)%
Russell 1000® Value Index	(36.85)%	(0.79)%	0.37%
S&P 500 Index	(37.00)%	(2.19)%	(4.19)%

The most recent portfolio management discussion of each Fund’s performance is attached as Exhibit B.

The Funds’ Fees and Expenses

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The fees and expenses in the table appearing below are based on the expenses of the Funds for the twelve-month period ended June 30, 2009. The table also shows the pro forma expenses of the combined Destination Fund after giving effect to the Reorganization based on pro forma net assets as of June 30, 2009. Pro forma numbers are estimated in good faith and are hypothetical. The table below reflects the expenses of each Fund and the underlying Portfolio through which the Fund invests in securities. Actual expenses may vary significantly.

			Combined
			Transamerica
	Transamerica	Transamerica	Partners
	Partners	Partners	Institutional Large
	Institutional	Institutional	Value
	Value	Large Value	Pro Forma

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None	None
Redemption fee (as a % of amount redeemed)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(1)
Advisory Fees	0.50%	0.45%	0.45%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses
Administrative Services Fee	0.05%	0.05%	0.05%
Miscellaneous Expenses	0.24%	0.06%	0.07%
Total Other Expenses	0.29%	0.11%	0.12%

Total Annual Fund Operating Expenses	1.04%	0.81%	0.82%

Fee Waiver and/or Expense Reimbursement(2)	0.19%	0.06%	0.07%
Net Operating Expenses	0.85%	0.75%	0.75%

(1)	Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.

(2)	The Adviser has contractually agreed to reimburse certain of the Funds’ expenses. Each of these agreements is in effect through May 1, 2017.

The hypothetical example below helps you compare the cost of investing in each Fund. The example assumes that:

•	you invest $10,000 in each Fund;

•	you reinvest all dividends and distributions without a sales charge;

•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Fund’s future performance); and

•	each Fund’s operating expenses, after fee waivers and reimbursements, remain the same.

The example reflects the expenses of each Fund and the underlying Portfolio through which the Fund invests in securities.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

			Combined
		Transamerica	Transamerica Partners
	Transamerica	Partners	Institutional Large
Number of Years	Partners Institutional	Institutional Large	Value
You Own Your Shares	Value	Value	(Pro Forma)

Year 1	$87	$77	$77
Year 3	$271	$240	$240
Year 5	$471	$417	$417
Year 10	$1,103	$948	$951

Portfolio Turnover

A Fund may engage in a significant number of short-term transactions, which may lower Fund performance. High turnover rate will not limit a portfolio manager’s ability to buy or sell securities for such Funds. Increased turnover results in higher brokerage costs or mark-up charges for a Fund. The Fund ultimately passes these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are generally subject to tax in the same manner as ordinary income when distributed by a Fund to taxable investors. During the Funds’ most recent fiscal year ended December 31, 2008, the portfolio turnover rates of the Target Fund and the Destination Fund were 101% and 26% of the average value of their Portfolios, respectively.

Reasons for the Proposed Reorganization

The Board of the Target Fund, including its Independent Trustees, has unanimously determined that the proposed Reorganization would be in the best interests of the Target Fund and would not dilute the interests of the existing shareholders of the Target Fund. The Board of the Destination Fund, including the Independent Trustees, has unanimously determined that the Reorganization would be in the best interests of the Destination Fund and would not dilute the interests of the existing shareholders of the Destination Fund. Each Board believes that the proposed Reorganization will be advantageous to the shareholders of the Fund it oversees. In determining whether to approve the Reorganization, the Board Members considered the potential impact of the proposed Reorganization on the Funds’ shareholders and a variety of related factors, including, among others:

General Considerations

•	The Board Members considered that the Reorganization presents an opportunity for the shareholders of the Target Fund to become investors in a combined fund that has a larger asset size without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. The Board Members considered TAM’s belief that this opportunity may give the combined Destination Fund the ability to diversify further its holdings and effect larger portfolio trading transactions, for the benefit of shareholders.

•	The Board Members considered that the Reorganization could eliminate any confusion in the marketplace caused by having two funds with similar investment mandates and enhance the potential for the combined Destination Fund to achieve growth in assets. The Board Members noted that TAM believes that the combined Destination Fund may be better positioned to attract assets than the Target Fund, and that the larger size of the combined Destination Fund may offer the potential for greater economies of scale by enabling the combined Destination Fund to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base.

•	The Board Members considered that the Reorganization could eliminate certain redundancies and inefficiencies in the Transamerica fund complex product line offerings, which could strengthen TAM’s ability to pursue investment and marketing opportunities on behalf of the Transamerica funds. The Board Members also considered that the Reorganization is one of a number of reorganizations and other initiatives recently approved by the Board Members of the Transamerica funds. The Board Members noted that the initiatives are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive fund platform.

Fees and Expenses

•	The Board considered that the pro forma gross expense ratio of the combined Destination Fund’s shares is expected to be lower as compared to the Target Fund’s shares. Furthermore, the Board Members considered that TAM has contractually agreed, through May 1, 2017, to reimburse certain of the Destination Fund’s expenses (other than interest expense, brokerage commissions, extraordinary and non-recurring expenses and expenses related to a reorganization of the Fund) to the extent necessary so that the Destination Fund’s aggregate annualized expenses, net of waivers, will not exceed certain operating expense levels, and that the pro forma net expense ratios of the combined Destination Fund’s shares is expected to be lower as compared to the Target Fund’s shares. The Board Members also considered that the Destination Fund’s investment advisory fee ratio is lower than that of the Target Fund.

•	The Board Members considered that, given the anticipated costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Information Statement/Prospectus, and any regulatory filings in connection with the Reorganization, would be shared by TAM, and, subject to certain limits, the Target Fund and the Destination Fund.

Investment Performance

•	The Board Members noted that the Destination Fund’s performance was higher than the Target Fund’s performance for the 1-year and 3-year periods ended February 28, 2009.

Tax

•	The Board Members considered the expected tax-free nature of the Reorganization for U.S. federal income tax purposes.

Investment Program

•	The Board Members considered the investment objectives and policies of the Destination Fund and their compatibility with those of the Target Fund.

•	The Board Members considered that TAM is the adviser to the Target Fund and the Destination Fund but that each Fund has a different investment sub-adviser that can be replaced without shareholder approval.

Other Considerations

•	The Board Members considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Board Members considered that the portfolio managers of the combined Destination Fund may conclude that a significant number of holdings of the Target Fund may not be consistent with the combined Destination Fund’s long-term investment strategy, and may dispose of such positions, but that TAM represented that portfolio transition should not have a material adverse effect on the Funds and their shareholders and, furthermore, represented that, as of June 30, 2009, all securities held by the Target Fund would comply with the investment policies and restrictions of the Destination Fund.

CAPITALIZATION

The following table sets forth the capitalization of the Target Fund and the Destination Fund as of August 31, 2009 and the pro forma combined capitalization of the combined Destination Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Funds between August 31, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Funds during that period resulting from income and distributions, and changes in the accrued liabilities of both Funds during the same period.

			Combined
		Transamerica	Transamerica
	Transamerica	Partners	Partners Institutional
	Partners	Institutional Large	Large Value
	Institutional Value	Value	(Pro Forma)

Net Assets	$23,170,108	$348,841,534	$372,011,642
Net Asset Value Per Share	$6.53	$7.12	$7.12
Shares Outstanding	3,546,549	48,999,310	52,249,569

It is impossible to predict with any certainty how many shares of the Destination Fund will actually be received and distributed by your Target Fund on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Fund shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Fund values its securities, financial highlights information for each Fund and ownership of shares of the Funds, please see the sections immediately following the discussion of Reorganization 6.

REORGANIZATION 3

TRANSAMERICA PARTNERS GROWTH
AND
TRANSAMERICA PARTNERS LARGE GROWTH

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and is a part of this Information Statement/Prospectus. Exhibit A is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled “Terms of Each Agreement and Plan of Reorganization” in the back of this Information Statement/Prospectus, after the discussion of the Reorganizations.

In Reorganization 3, Transamerica Partners Growth (the “Target Fund”) will be reorganized into Transamerica Partners Large Growth (the “Destination Fund” and, together with the Target Fund, the “Funds”), and the Destination Fund will issue a number of its shares to the Target Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares.

Both the Target Fund and the Destination Fund are advised by Transamerica Asset Management, Inc. (“TAM”) and have similar investment goals, principal investment strategies and policies, and related risks. The tables below provide a comparison of certain features of the two Funds. In the tables below, if a row extends across the entire table, the information disclosed applies to both the Target Fund and the Destination Fund.

Each Fund invests in securities through an underlying mutual fund (called a “Portfolio”) having the same investment goal(s) and strategies. All references in this Information Statement/Prospectus to a Fund include that Fund’s underlying Portfolio, unless otherwise noted.

Comparison of Transamerica Partners Growth to Transamerica Partners Large Growth

	Transamerica Partners Growth	Transamerica Partners Large Growth

Investment goal(s)	The Fund’s goal is to provide a high level of capital appreciation primarily through investing in a diversified portfolio of common stocks.	The Fund’s goal is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal.

Principal investment strategies and policies	The Fund invests primarily in high growth companies and focuses on large capitalization issuers. The Fund seeks to invest in companies which present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Fund also emphasizes stocks of companies with consistent, above-average and accelerating profitability and growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities and	The Fund invests primarily in common stocks of companies that its advisers believe have the potential for above average growth in earnings and dividends. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of large cap companies and related investments. The Fund considers large cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the minimum capitalization of the

Transamerica Partners Growth	Transamerica Partners Large Growth

related investments. The investment characteristics, such as price- to-earnings ratio, of the Fund can undergo major changes at any time. The value of shares of this Fund may be quite volatile. The Fund is actively managed, and the advisers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate in excess of 100%. Active trading may increase the Fund’s expenses.

The portfolio managers of the Fund use a “bottom up” approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund’s goal. Other managers utilize a quantitative approach with respect to security investment decisions.

The Fund may use derivatives such as options, futures, swaps and forward currency contracts. The Fund generally uses derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the	smallest company included in the Russell 1000® Index. As of May 31, 2009, the market capitalization of the smallest company in the Russell 1000® Index was $829 million. The Fund emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund uses multiple advisers to try to control the volatility often associated with growth funds.

The portfolio managers of the Fund use a “bottom up” approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund’s goals. Other managers utilize a quantitative approach with respect to security investment decisions.

The Fund may use derivatives such as options, futures, swaps and forward currency contracts. The Fund generally uses derivatives for hedging purposes, but they also may be used to generate income.

	Transamerica Partners Growth	Transamerica Partners Large Growth

securities held by the Fund. Derivatives may increase the Fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

The Fund may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Fund uses short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. The Fund also may lend its securities to generate income.

Compliance with any policy or limitation for the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund’s assets or for any other reason.	Derivatives may have economic characteristics similar to the securities held by the Fund. In that case, derivative investments will be considered related investments for the purposes of the Fund’s policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the Fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

The Fund may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Fund uses short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. The Fund also may lend its securities to generate income.

Compliance with any policy or limitation for the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund’s assets or for any other reason.

Investment adviser	TAM

Sub-adviser(s)	Turner Investment Partners, Inc. (“Turner”)	Jennison Associates LLC (“Jennison”) OFI Institutional Asset Management, Inc. (“OFII”)

Wellington Management Company, LLP (“Wellington Management”)

Transamerica Partners Growth	Transamerica Partners Large Growth

Portfolio managers	Robert E. Turner, Mark D. Turner, Robb J. Parlanti and Heather F. McMeekin are responsible for the day-to- day supervision of the Growth Portfolio on behalf of Turner. Robert E. Turner is the Chairman and Chief Investment Officer of Turner, and has been with the firm since 1990. Mark D. Turner is the President, Senior Portfolio Manager, and Security Analyst for Turner, and has been with the firm since 1990. Robb J. Parlanti is a Senior Portfolio Manager, and Security Analyst for Turner, and has been with the firm since 1993. Heather F. McMeekin is a Portfolio Manager and Security Analyst for Turner and has been with the firm since 2001.

Robert E. Turner is the lead manager of the Turner team, and Mark D. Turner, Robb J. Parlanti, and Heather F. McMeekin are co-managers. Each member of the Turner team has responsibility for the analysis of and purchase/sale recommendations for stocks within a specific market sector. Most team members have additional responsibility as lead or back-up managers for Turner’s equity products. Investment decisions are reviewed jointly by portfolio managers and sector analysts. However, the lead portfolio manager has final decision- making authority.

The Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.	Michael A. Del Balso, Spiros Segalas and Blair A. Boyer are the portfolio managers of the Fund. Mr. Del Balso generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc.

Spiros “Sig” Seglas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder.

Transamerica Partners Growth	Transamerica Partners Large Growth

Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in economics. He received a M.B.A. in finance from New York University in 1989.

The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

David E. Schmidt is the Portfolio Manager responsible for the day-to-day supervision of the Portfolio on behalf of OFII. Mr. Schmidt is the Chief Investment Officer — Quantitative Equities at OFII, and has been with a firm acquired by OFII since 1994 and with OFII since 1999.

Paul E. Marrkand, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as the Portfolio Manager for the Portfolio since 2007. Mr. Marrkand joined Wellington Management as an investment professional in 2005.

Prior to joining Wellington Management, he was an investment professional with Putnam Investments (1987-2005).

	Transamerica Partners Growth	Transamerica Partners Large Growth

		The Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Business	The Fund is a diversified series of Trust I, an open-end management investment company organized as a Massachusetts business trust.

Net assets (as of June 30, 2009)	$57,898,133	$267,660,914

Fees and Expenses

	Transamerica Partners Growth	Transamerica Partners Large Growth

Sales charges and fees	The Fund’s shares are offered without an initial sales charge.

The Fund’s shares are not subject to a contingent deferred sales charge.

The Fund may pay monthly distribution and service (12b-1) fees at an annual rate of up to 0.25% of the Fund’s average daily net assets.

Advisory fees	TAM receives compensation, calculated daily and paid monthly, from the Fund at an annual rate of 0.77% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2008, the Fund paid aggregate advisory fees (after waivers) equal to 0.76% of the Fund’s average daily net assets.	TAM receives compensation, calculated daily and paid monthly, from the Fund at an annual rate of 0.62% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2008, the Fund paid aggregate advisory fees (after waivers) equal to 0.62% of the Fund’s average daily net assets.

Fee waiver and expense limitations	TAM has contractually agreed, through May 1, 2017, to reimburse certain of the Fund’s expenses (other than interest expense, brokerage commissions, extraordinary and non- recurring expenses and expenses related to a reorganization of the Fund) to the extent necessary so that the Fund’s aggregate annualized expenses, net of waivers, will not exceed 1.30% of the average daily net assets attributable to the Fund’s shares.	TAM has contractually agreed, through May 1, 2017, to reimburse certain of the Fund’s expenses (other than interest expense, brokerage commissions, extraordinary and non- recurring expenses and expenses related to a reorganization of the Fund) to the extent necessary so that the Fund’s aggregate annualized expenses, net of waivers, will not exceed 1.25% of the average daily net assets attributable to the Fund’s shares.

Transamerica Partners Growth	Transamerica Partners Large Growth

For a comparison of the gross and net expenses of both Funds, please see the fee tables in the “The Funds’ Fees and Expenses” section starting on page 38.

Comparison of Principal Risks of Investing in the Funds

Because the Funds have substantially similar investment goals and principal investment strategies and policies, they are subject to similar principal risks. Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments.

You may lose money if you invest in the Funds. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Each Fund is subject to the following principal risks:

•	Market. The value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by a Fund fall, the value of your investment in that Fund will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

•	Stocks. Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a Fund holds fluctuate in price, the value of an investment in a Fund will go up and down.

•	Growth. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own business, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. A growth oriented fund may underperform certain other stock funds (for example value funds) during periods when growth stocks are out of favor.

•	Foreign Securities. Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include, without limitation: different accounting and reporting practices, less information available to the public, less (or different) regulation of securities markets, more complex business negotiations, less liquidity, more fluctuations in prices, delays in settling foreign securities transactions, higher costs for holding shares (custodial fees), higher transaction costs, vulnerability to seizure and taxes, political or financial instability and small markets, and different market trading days.

•	Emerging Markets. All of the risks of investing in foreign securities are heightened by investing in emerging or developing markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable.

Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, any Fund investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

•	Currency. When a Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. A Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of a Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A Fund’s sub-adviser may not make use of derivatives for a variety of reasons.

•	Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value.

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates.

•	prepayment or call risk: declining interest rates may cause issuers of securities held by a Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities.

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes.

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A Fund may incur expenses to protect that Fund’s interest in securities experiencing these events. If a Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuers. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

•	Active Trading. The Target Fund is actively managed, and the portfolio managers may purchase and sell securities without regard to the length of time held. In addition, both Funds had annual portfolio turnover rates in 2008 in excess of 100%. A high portfolio turnover rate may increase transaction costs, which may negatively impact a Fund’s performance. Short-term trading may also result in short-term capital gains, which are generally subject to tax in the same manner as ordinary income when distributed by a Fund to taxable investors.

•	Securities Lending. A Fund may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

The Funds’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in each Fund by showing you how the performance of the Target Fund and the Destination Fund has varied from year to year for 10 years and how each Fund’s average total returns for different periods compare to the returns of broad measures of market performance. Absent any applicable limitation of or cap on the Funds’ expenses, performance would have been lower. Effective September 16, 2009, Jennison replaced Marsico Capital Management, LLC as a sub-adviser for Transamerica Partners Large Growth, and serves as sub-adviser together with OFII and Wellington Management. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Each Fund makes updated information available (available at no charge by calling the Funds’ toll-free number: 1-888-233-4339 or by visiting the Funds’ website at www.transamericafunds.com (select “Transamerica Partners Funds”)).

Transamerica Partners Growth’s Annual Returns
(years ended December 31)

Best calendar quarter: 43.66% for quarter ended 12/31/1999

Worst calendar quarter: (28.62)% for quarter ended 3/31/2001

The year-to-date return as of the most recent calendar quarter, which ended 9/30/2009, was 35.56%.

Transamerica Partners Large Growth’s Annual Returns
(years ended December 31)

Best calendar quarter: 25.27% for quarter ended 12/31/1999

Worst calendar quarter: (22.87)% for quarter ended 12/31/2008

The year-to-date return as of the most recent calendar quarter, which ended 9/30/2009, was 24.94%.

Transamerica Partners Growth’s Average Annual Total Returns
(for periods ended December 31, 2008)

	1 Year	5 Year	10 Year

Transamerica Partners Growth	(51.24)%	(4.53)%	(3.30)%
Russell 1000® Growth Index	(38.44)%	(3.42)%	(4.27)%
S&P 500 Index	(37.00)%	(2.19)%	(1.38)%

Transamerica Partners Large Growth’s Average Annual Total Returns
(for periods ended December 31, 2008)

	1 Year	5 Year	10 Year

Transamerica Partners Large Growth	(40.21)%	(4.62)%	(3.75)%
Russell 1000® Growth Index	(38.44)%	(3.42)%	(4.27)%
S&P 500 Index	(37.00)%	(2.19)%	(1.38)%

The most recent portfolio management discussion of each Fund’s performance is attached as Exhibit B.

The Funds’ Fees and Expenses

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The fees and expenses in the table appearing below are based on the expenses of the Funds for the twelve-month period ended June 30, 2009. The table also shows the pro forma expenses of the combined Destination Fund after giving effect to the Reorganization based on pro forma net assets as of June 30, 2009. Pro forma numbers are estimated in good faith and are hypothetical. The table below reflects the expenses of each Fund and the underlying Portfolio through which the Fund invests in securities. Actual expenses may vary significantly.

			Combined
			Transamerica
	Transamerica	Transamerica	Partners Large
	Partners	Partners Large	Growth
	Growth	Growth	(Pro Forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None	None
Redemption fee (as a % of amount redeemed)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a% of the value of your investment)(1)
Advisory Fees	0.77%	0.62%	0.62%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses
Administrative Services Fee	0.30%	0.30%	0.30%
Miscellaneous Expenses	0.14%	0.04%	0.05%
Total Other Expenses	0.44%	0.34%	0.35%

Total Annual Fund Operating Expenses	1.46%	1.21%	1.22%

Fee Waiver and/or Expense Reimbursement(2)	0.16%	0.00%	0.00%
Net Operating Expenses	1.30%	1.21%	1.22%

(1)	Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.

(2)	The Adviser has contractually agreed to reimburse certain of the Funds’ expenses. Each of these agreements is in effect through May 1, 2017.

The hypothetical example below helps you compare the cost of investing in each Fund. The example assumes that:

•	you invest $10,000 in each Fund;

•	you reinvest all dividends and distributions without a sales charge;

•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Fund’s future performance); and

•	each Fund’s operating expenses, after fee waivers and reimbursements, remain the same.

The example reflects the expenses of each Fund and the underlying Portfolio through which the Fund invests in securities.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

			Combined
		Transamerica	Transamerica Partners
Number of Years	Transamerica	Partners Large	Large Growth
You Own Your Shares	Partners Growth	Growth	(Pro Forma)

Year 1	$132	$123	$124
Year 3	$412	$384	$387
Year 5	$713	$665	$670
Year 10	$1,611	$1,466	$1,477

Portfolio Turnover

A Fund may engage in a significant number of short-term transactions, which may lower Fund performance. High turnover rate will not limit a portfolio manager’s ability to buy or sell securities for such Funds. Increased turnover results in higher brokerage costs or mark-up charges for a Fund. The Fund ultimately passes these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are generally subject to tax in the same manner as ordinary income when distributed by a Fund to taxable investors. During the Funds’ most recent fiscal year ended December 31, 2008, the portfolio turnover rates of the Target Fund and the Destination Fund were 212% and 102% of the average value of their Portfolios, respectively.

Reasons for the Proposed Reorganization

The Board of the Target Fund, including its Independent Trustees, has unanimously determined that the proposed Reorganization would be in the best interests of the Target Fund and would not dilute the interests of the existing shareholders of the Target Fund. The Board of the Destination Fund, including the Independent Trustees, has unanimously determined that the Reorganization would be in the best interests of the Destination Fund and would not dilute the interests of the existing shareholders of the Destination Fund. Each Board believes that the proposed Reorganization will be advantageous to the shareholders of the Fund it oversees. In determining whether to approve the Reorganization, the Board Members considered the potential impact of the proposed Reorganization on the Funds’ shareholders and a variety of related factors, including, among others:

General Considerations

•	The Board Members considered that the Reorganization presents an opportunity for the shareholders of the Target Fund to become investors in a combined fund that has a larger asset size without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. The Board Members considered TAM’s belief that this opportunity may give the combined Destination Fund the ability to diversify further its holdings and effect larger portfolio trading transactions, for the benefit of shareholders.

•	The Board Members considered that the Reorganization could eliminate any confusion in the marketplace caused by having two funds with similar investment mandates and enhance the potential for the combined Destination Fund to achieve growth in assets. The Board Members noted that TAM believes that the combined Destination Fund may be better positioned to attract assets than the Target Fund, and that the larger size of the combined Destination Fund may offer the potential for greater economies of scale by enabling the combined Destination Fund to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base.

•	The Board Members considered that the Reorganization could eliminate certain redundancies and inefficiencies in the Transamerica fund complex product line offerings, which could strengthen TAM’s ability to pursue investment and marketing opportunities on behalf of the Transamerica funds. The Board Members also considered that the Reorganization is one of a number of reorganizations and other initiatives recently approved by the Board Members of the Transamerica funds. The Board Members noted that the initiatives are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive fund platform.

Fees and Expenses

•	The Board Members considered that the pro forma gross expense ratio of the combined Destination Fund’s shares is expected to be lower as compared to the Target Fund’s shares. Furthermore, the Board Members considered that TAM has contractually agreed, through May 1, 2017, to reimburse certain of the Destination Fund’s expenses (other than interest expense, brokerage commissions, extraordinary and non-recurring expenses and expenses related to a reorganization of the Fund) to the extent necessary so that the Destination Fund’s aggregate annualized expenses, net of waivers, will not exceed certain operating expense levels, and that the pro forma net expense ratios of the combined Destination Fund’s shares is expected to be lower as compared to the Target Fund’s shares. The Board Members also considered that the Destination Fund’s investment advisory fee ratio is lower than that of the Target Fund.

•	The Board Members considered that, given the anticipated costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Information Statement/Prospectus, and any regulatory filings in connection with the Reorganization, would be shared by TAM, and, subject to certain limits, the Target Fund and the Destination Fund.

Investment Performance

•	The Board Members noted that the Destination Fund’s performance was higher than the Target Fund’s performance for the 1-year and 3-year periods ended February 28, 2009. However, the Board also noted that Target Fund’s performance was higher than the Destination Fund’s performance for the 5-year period ended February 28, 2009.

Tax

•	The Board Members considered the expected tax-free nature of the Reorganization for U.S. federal income tax purposes.

Investment Program

•	The Board Members considered the investment objective and policies of the Destination Fund and their compatibility with those of the Target Fund.

•	The Board Members considered that TAM is the adviser to the Target Fund and the Destination Fund but that the Destination Fund has three investment sub-advisers, each of which is different from the sole investment sub-adviser of the Target Fund, and that the investment sub-adviser(s) of each Fund can be replaced without shareholder approval.

Other Considerations

•	The Board Members considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Board Members considered that the portfolio managers of the combined Destination Fund may conclude that a significant number of holdings of the Target Fund may not be consistent with the combined Destination Fund’s long-term investment strategy, and may dispose of such positions, but that TAM represented that portfolio transition should not have a material adverse effect on the Funds and their shareholders and, furthermore, represented that, as of June 30, 2009, all securities held by the Target Fund would comply with the investment policies and restrictions of the Destination Fund.

CAPITALIZATION

The following table sets forth the capitalization of the Target Fund and the Destination Fund as of August 31, 2009 and the pro forma combined capitalization of the combined Destination Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Funds between August 31, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Funds during that period resulting from income and distributions, and changes in the accrued liabilities of both Funds during the same period.

			Combined
			Transamerica
		Transamerica	Partners Large
	Transamerica	Partners Large	Growth
	Partners Growth	Growth	(Pro Forma)

Net Assets	$61,011,672	$280,894,940	$341,906,612
Net Asset Value Per Share	$11.58	$14.70	$14.70
Shares Outstanding	5,267,282	19,102,910	23,259,392

It is impossible to predict with any certainty how many shares of the Destination Fund will actually be received and distributed by your Target Fund on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Fund shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Fund values its securities, financial highlights information for each Fund and ownership of shares of the Funds, please see the sections immediately following the discussion of Reorganization 6.

REORGANIZATION 4

TRANSAMERICA PARTNERS INSTITUTIONAL GROWTH
AND
TRANSAMERICA PARTNERS INSTITUTIONAL LARGE GROWTH

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and is a part of this Information Statement/Prospectus. Exhibit A is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled “Terms of Each Agreement and Plan of Reorganization” in the back of this Information Statement/Prospectus, after the discussion of the Reorganizations.

In Reorganization 4, Transamerica Partners Institutional Growth (the “Target Fund”) will be reorganized into Transamerica Partners Institutional Large Growth (the “Destination Fund” and, together with the Target Fund, the “Funds”), and the Destination Fund will issue a number of its shares to the Target Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares.

Both the Target Fund and the Destination Fund are advised by Transamerica Asset Management, Inc. (“TAM”) and have similar investment goals, principal investment strategies and policies, and related risks. The tables below provide a comparison of certain features of the two Funds. In the tables below, if a row extends across the entire table, the information disclosed applies to both the Target Fund and the Destination Fund.

Each Fund invests in securities through an underlying mutual fund (called a “Portfolio”) having the same investment goal(s) and strategies. All references in this Information Statement/Prospectus to a Fund include that Fund’s underlying Portfolio, unless otherwise noted.

Comparison of Transamerica Partners Institutional Growth to Transamerica Partners Institutional
Large Growth

Transamerica Partners
	Transamerica Partners Institutional Growth	Institutional Large Growth

Investment goal(s)	The Fund’s goal is to provide a high level of capital appreciation primarily through investing in a diversified portfolio of common stocks.	The Fund’s goal is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal.

Principal investment strategies and policies	The Fund invests primarily in high growth companies and focuses on large capitalization issuers. The Fund seeks to invest in companies which present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Fund also emphasizes stocks of companies with consistent, above-average and accelerating profitability and growth. Under	The Fund invests primarily in common stocks of companies that its advisers believe have the potential for above average growth in earnings and dividends. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of large cap companies and related investments. The Fund considers large cap companies to be companies with market capitalizations that, at the time of

Transamerica Partners
Transamerica Partners Institutional Growth	Institutional Large Growth

normal circumstances, the Fund invests at least 80% of its net assets in equity securities and related investments. The investment characteristics, such as price-to-earnings ratio, of the Fund can undergo major changes at any time. The value of shares of this Fund may be quite volatile. The Fund is actively managed, and the advisers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate in excess of 100%. Active trading may increase the Fund’s expenses.

The portfolio managers of the Fund use a “bottom up” approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund’s goal. Other managers utilize a quantitative approach with respect to security investment decisions.

The Fund may use derivatives such as options, futures, swaps and forward currency contracts. The Fund generally uses derivatives for hedging purposes, but they also may be used to generate	initial purchase, exceed the minimum capitalization of the smallest company included in the Russell 1000® Index. As of May 31, 2009, the market capitalization of the smallest company in the Russell 1000® Index was $829 million. The Fund emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund uses multiple advisers to try to control the volatility often associated with growth funds.

The portfolio managers of the Fund use a “bottom up” approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund’s goals. Other managers utilize a quantitative approach with respect to security investment decisions.

The Fund may use derivatives such as options, futures, swaps and forward currency contracts. The Fund generally uses derivatives for hedging purposes, but they also

Transamerica Partners
	Transamerica Partners Institutional Growth	Institutional Large Growth

income. Derivatives may have economic characteristics similar to the securities held by the Fund. Derivatives may increase the Fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

The Fund may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Fund uses short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. The Fund also may lend its securities to generate income.

Compliance with any policy or limitation for the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund’s assets or for any other reason.	may be used to generate income. Derivatives may have economic characteristics similar to the securities held by the Fund. In that case, derivative investments will be considered related investments for the purposes of the Fund’s policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the Fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

The Fund may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Fund uses short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. The Fund also may lend its securities to generate income.

Compliance with any policy or limitation for the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund’s assets or for any other reason.

Investment adviser	TAM
Sub-adviser(s)	Turner Investment Partners, Inc. (“Turner”)	Jennison Associates LLC (“Jennison”)

OFI Institutional Asset Management, Inc. (“OFII”)

Wellington Management Company, LLP (“Wellington Management”)

Transamerica Partners
Transamerica Partners Institutional Growth	Institutional Large Growth

Portfolio managers	Robert E. Turner, Mark D. Turner, Robb J. Parlanti and Heather F. McMeekin are responsible for the day-to-day supervision of the Portfolio on behalf of Turner. Robert E. Turner is the Chairman and Chief Investment Officer of Turner, and has been with the firm since 1990. Mark D. Turner is the President, Senior Portfolio Manager, and Security Analyst for Turner, and has been with the firm since 1990. Robb J. Parlanti is a Senior Portfolio Manager, and Security Analyst for Turner, and has been with the firm since 1993. Heather F. McMeekin is a Portfolio Manager and Security Analyst for Turner and has been with the firm since 2001.

Robert E. Turner is the lead manager of the Turner team, and Mark D. Turner, Robb J. Parlanti, and Heather F. McMeekin are co-managers. Each member of the Turner team has responsibility for the analysis of and purchase/sale recommendations for stocks within a specific market sector. Most team members have additional responsibility as lead or back-up managers for Turner’s equity products. Investment decisions are reviewed jointly by portfolio managers and sector analysts. However, the lead portfolio manager has final decision- making authority.

The Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.	Michael A. Del Balso, Spiros Segalas and Blair A. Boyer are the portfolio managers of the Fund. Mr. Del Balso generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc.

Spiros “Sig” Seglas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at

Transamerica Partners
Transamerica Partners Institutional Growth	Institutional Large Growth

Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in economics. He received a M.B.A. in finance from New York University in 1989.

The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

David E. Schmidt is the Portfolio Manager responsible for the day-to-day supervision of the Portfolio on behalf of OFII. Mr. Schmidt is the Chief Investment Officer — Quantitative Equities at OFII, and has been with a firm acquired by OFII since 1994 and with OFII since 1999.

Paul E. Marrkand, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as the Portfolio Manager for the Portfolio since 2007. Mr. Marrkand joined Wellington
Management as an investment professional in 2005. Prior to joining Wellington Management, he was an investment professional with Putnam Investments (1987-2005). The Fund’s statement of additional

		Transamerica Partners
	Transamerica Partners Institutional Growth	Institutional Large Growth

		information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Business	The Fund is a diversified series of Trust II, an open-end management investment company organized as a Massachusetts business trust.

Net assets (as of June 30, 2009)	$47,103,903	$410,870,804

Fees and Expenses

Transamerica Partners
	Transamerica Partners Institutional Growth	Institutional Large Growth

Sales charges and fees	The Fund’s shares are offered without an initial sales charge.

The Fund’s shares are not subject to a contingent deferred sales charge.

The Fund may pay monthly distribution and service (12b-1) fees at an annual rate of up to 0.25% of the Fund’s average daily net assets.

Advisory fees
TAM receives compensation, calculated daily and paid monthly, from the Fund at an annual rate of 0.77% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2008, the Fund paid aggregate advisory fees (after waivers) equal to 0.76% of the Fund’s average daily net assets.

TAM receives compensation, calculated daily and paid monthly, from the Fund at an annual rate of 0.62% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2008, the Fund paid aggregate advisory fees (after waivers) equal to 0.62% of the Fund’s average daily net assets.

Fee waiver and expense limitations	TAM has contractually agreed, through May 1, 2017, to reimburse certain of the Fund’s expenses (other than interest expense, brokerage commissions, extraordinary and non-recurring expenses and expenses related to a reorganization of the Fund) to the extent necessary so that the Fund’s aggregate annualized expenses, net of waivers, will not exceed 1.05% of the average daily net assets attributable to the Fund’s shares.	TAM has contractually agreed, through May 1, 2017, to reimburse certain of the Fund’s expenses (other than interest expense, brokerage commissions, extraordinary and non-recurring expenses and expenses related to a reorganization of the Fund) to the extent necessary so that the Fund’s aggregate annualized expenses, net of waivers, will not exceed 0.90% of the average daily net assets attributable to the Fund’s shares.
For a comparison of the gross and net expenses of both Funds, please see the fee tables in the “The Funds’ Fees and Expenses” section starting on page 53.

Comparison of Principal Risks of Investing in the Funds

Because the Funds have substantially similar investment goals and principal investment strategies and policies, they are subject to similar principal risks. Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments.

You may lose money if you invest in the Funds. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Each Fund is subject to the following principal risks:

•	Market. The value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by a Fund fall, the value of your investment in that Fund will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

•	Stocks. Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a Fund holds fluctuate in price, the value of an investment in a Fund will go up and down.

•	Growth. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own business, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. A growth oriented fund may underperform certain other stock funds (for example value funds) during periods when growth stocks are out of favor.

•	Foreign Securities. Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include, without limitation: different accounting and reporting practices, less information available to the public, less (or different) regulation of securities markets, more complex business negotiations, less liquidity, more fluctuations in prices, delays in settling foreign securities transactions, higher costs for holding shares (custodial fees), higher transaction costs, vulnerability to seizure and taxes, political or financial instability and small markets, and different market trading days.

•	Emerging Markets. All of the risks of investing in foreign securities are heightened by investing in emerging or developing markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, any Fund investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

•	Currency. When a Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. A Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of a Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A Fund’s sub-adviser may not make use of derivatives for a variety of reasons.

•	Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value.

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates.

•	prepayment or call risk: declining interest rates may cause issuers of securities held by a Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities.

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes.

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A Fund may incur expenses to protect that Fund’s interest in securities experiencing these events. If a Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuers. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

•	Active Trading. The Target Fund is actively managed, and the portfolio managers may purchase and sell securities without regard to the length of time held. In addition, both Funds had annual portfolio turnover rates in 2008 in excess of 100%. A high portfolio turnover rate may increase transaction costs, which may negatively impact a Fund’s performance. Short-term trading may also result in short-term capital gains, which are generally subject to tax in the same manner as ordinary income when distributed by a Fund to taxable investors.

•	Securities Lending. A Fund may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

The Funds’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in each Fund by showing you how the performance of the Target Fund and the Destination Fund has varied from year to year since inception and how each Fund’s average total returns for different periods compare to the returns of broad measures of market performance. Absent any applicable limitation of or cap on the Funds’ expenses, performance would have been lower. Effective September 16, 2009, Jennison replaced Marsico Capital Management, LLC as a sub-adviser for Transamerica Partners Institutional Large Growth, and serves as sub-adviser together with OFII and Wellington Management. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Each Fund makes updated information available (available at no charge by calling the Funds’ toll-free number: 1-888-233-4339 or by visiting the Funds’ website at www.transamericafunds.com (select “Transamerica Partners Funds”)).

Transamerica Partners Institutional Growth’s Annual Returns
(years ended December 31)

Best calendar quarter: 17.82% for quarter ended 12/31/2001

Worst calendar quarter: (29.61)% for quarter ended 3/31/2001

The year-to-date return as of the most recent calendar quarter, which ended 9/30/2009, was 35.97%.

Transamerica Partners Institutional Large Growth’s Annual Returns
(years ended December 31)

Best calendar quarter: 12.38% for quarter ended 6/30/2003

Worst calendar quarter: (22.89)% for quarter ended 12/31/2008

The year-to-date return as of the most recent calendar quarter, which ended 9/30/2009, was 25.42%.

Transamerica Partners Institutional Growth’s Average Annual Total Returns
(for periods ended December 31, 2008)

			Since Inception
	1 Year	5 Year	(September 2000)

Transamerica Partners Institutional Growth	(51.14)%	(4.31)%	(10.76)%
Russell 1000® Growth Index	(38.44)%	(3.42)%	(8.82)%
S&P 500 Index	(37.00)%	(2.19)%	(4.19)%

Transamerica Partners Institutional Large Growth’s Average Annual Total Returns
(for periods ended December 31, 2008)

			Since Inception
	1 Year	5 Year	(September 2000)

Transamerica Partners Institutional Large Growth	(40.04)%	(4.33)%	(7.64)%
Russell 1000® Growth Index	(38.44)%	(3.42)%	(8.82)%
S&P 500 Index	(37.00)%	(2.19)%	(4.19)%

The most recent portfolio management discussion of each Fund’s performance is attached as Exhibit B.

The Funds’ Fees and Expenses

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The fees and expenses in the table appearing below are based on the expenses of the Funds for the twelve-month period ended June 30, 2009. The table also shows the pro forma expenses of the combined Destination Fund after giving effect to the Reorganization based on pro forma net assets as of June 30, 2009. Pro forma numbers are estimated in good faith and are hypothetical. The table below reflects the expenses of each Fund and the underlying Portfolio through which the Fund invests in securities. Actual expenses may vary significantly.

			Combined
			Transamerica
	Transamerica	Transamerica	Partners
	Partners	Partners	Institutional
	Institutional	Institutional	Large Growth
	Growth	Large Growth	(Pro Forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a% of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None	None
Redemption fee (as a% of amount redeemed)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a% of the value of your investment)(1)
Advisory Fees	0.77%	0.62%	0.62%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses
Administrative Services Fee	0.05%	0.05%	0.05%
Miscellaneous Expenses	0.17%	0.05%	0.06%
Total Other Expenses	0.22%	0.10%	0.11%

Total Annual Fund Operating Expenses	1.24%	0.97%	0.98%

Fee Waiver and/or Expense Reimbursement(2)	0.19%	0.07%	0.08%
Net Operating Expenses	1.05%	0.90%	0.90%

(1)	Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.

(2)	The Adviser has contractually agreed to reimburse certain of the Funds’ expenses. Each of these agreements is in effect through May 1, 2017.

The hypothetical example below helps you compare the cost of investing in each Fund. The example assumes that:

•	you invest $10,000 in each Fund;

•	you reinvest all dividends and distributions without a sales charge;

•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Fund’s future performance); and

•	each Fund’s operating expenses, after fee waivers and reimbursements, remain the same.

The example reflects the expenses of each Fund and the underlying Portfolio through which the Fund invests in securities.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

			Combined
		Transamerica	Transamerica Partners
	Transamerica	Partners	Institutional Large
Number of Years	Partners Institutional	Institutional Large	Growth
You Own Your Shares	Growth	Growth	(Pro Forma)

Year 1	$107	$92	$92
Year 3	$334	$287	$287
Year 5	$579	$498	$498
Year 10	$1,336	$1,128	$1,131

Portfolio Turnover

A Fund may engage in a significant number of short-term transactions, which may lower Fund performance. High turnover rate will not limit a portfolio manager’s ability to buy or sell securities for such Funds. Increased turnover results in higher brokerage costs or mark-up charges for a Fund. The Fund ultimately passes these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are generally subject to tax in the same manner as ordinary income when distributed by a Fund to taxable investors. During the Funds’ most recent fiscal year ended December 31, 2008, the portfolio turnover rates of the Target Fund and the Destination Fund were 212% and 102% of the average value of their Portfolios, respectively.

Reasons for the Proposed Reorganization

The Board of the Target Fund, including its Independent Trustees, has unanimously determined that the proposed Reorganization would be in the best interests of the Target Fund and would not dilute the interests of the existing shareholders of the Target Fund. The Board of the Destination Fund, including the Independent Trustees, has unanimously determined that the Reorganization would be in the best interests of the Destination Fund and would not dilute the interests of the existing shareholders of the Destination Fund. Each Board believes that the proposed Reorganization will be advantageous to the shareholders of the Fund it oversees. In determining whether to approve the Reorganization, the Board Members considered the potential impact of the proposed Reorganization on the Funds’ shareholders and a variety of related factors, including, among others:

General Considerations

•	The Board Members considered that the Reorganization presents an opportunity for the shareholders of the Target Fund to become investors in a combined fund that has a larger asset size without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. The Board Members considered TAM’s belief that this opportunity may give the combined Destination Fund the ability to diversify further its holdings and effect larger portfolio trading transactions, for the benefit of shareholders.

•	The Board Members considered that the Reorganization could eliminate any confusion in the marketplace caused by having two funds with similar investment mandates and enhance the potential for the combined Destination Fund to achieve growth in assets. The Board Members noted that TAM believes that the combined Destination Fund may be better positioned to attract assets than the Target Fund, and that the larger size of the combined Destination Fund may offer the potential for greater economies of scale by enabling the combined Destination Fund to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base.

•	The Board Members considered that the Reorganization could eliminate certain redundancies and inefficiencies in the Transamerica fund complex product line offerings, which could strengthen TAM’s ability to pursue investment and marketing opportunities on behalf of the Transamerica funds. The Board Members also considered that the Reorganization is one of a number of reorganizations and other initiatives recently approved by the Board Members of the Transamerica funds. The Board Members noted that the initiatives are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive fund platform.

Fees and Expenses

•	The Board Members considered that the pro forma gross expense ratio of the combined Destination Fund’s shares is expected to be lower as compared to the Target Fund’s shares Furthermore, the Board Members considered that TAM has contractually agreed, through May 1, 2017, to reimburse certain of the Destination Fund’s expenses (other than interest expense, brokerage commissions, extraordinary and non-recurring expenses and expenses related to a reorganization of the Fund) to the extent necessary so that the Destination Fund’s aggregate annualized expenses, net of waivers, will not exceed certain operating expense levels, and that the pro forma net expense ratios of the combined Destination Fund’s shares is expected to be lower as compared to the Target Fund’s shares. The Board Members also considered that the Destination Fund’s investment advisory fee ratio is lower than that of the Target Fund.

•	The Board Members considered that, given the anticipated costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Information Statement/Prospectus, and any regulatory filings in connection with the Reorganization, would be shared by TAM, and, subject to certain limits, the Target Fund and the Destination Fund.

Investment Performance

•	The Board Members noted that the Destination Fund’s performance was higher than the Target Fund’s performance for the 1-year and 3-year periods ended February 28, 2009. However, the Board also noted that Target Fund’s performance was higher than the Destination Fund’s performance for the 5-year period ended February 28, 2009.

Tax

•	The Board Members considered the expected tax-free nature of the Reorganization for U.S. federal income tax purposes.

Investment Program

•	The Board Members considered the investment objective and policies of the Destination Fund and their compatibility with those of the Target Fund.

•	The Board Members considered that TAM is the adviser to the Target Fund and the Destination Fund but that the Destination Fund has three investment sub-advisers, each of which is different from the sole investment sub-adviser of the Target Fund, and that the investment sub-adviser(s) of each Fund can be replaced without shareholder approval.

Other Considerations

•	The Board Members considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Board Members considered that the portfolio managers of the combined Destination Fund may conclude that a significant number of holdings of the Target Fund may not be consistent with the combined Destination Fund’s long-term investment strategy, and may dispose of such positions, but that TAM represented that portfolio transition should not have a material adverse effect on the Funds and their shareholders and, furthermore, represented that, as of June 30, 2009, all securities held by the Target Fund would comply with the investment policies and restrictions of the Destination Fund.

CAPITALIZATION

The following table sets forth the capitalization of the Target Fund and the Destination Fund as of August 31, 2009 and the pro forma combined capitalization of the combined Destination Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Funds between August 31, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Funds during that period resulting from income and distributions, and changes in the accrued liabilities of both Funds during the same period.

			Combined
			Transamerica
		Transamerica	Partners
	Transamerica	Partners	Institutional Large
	Partners	Institutional Large	Growth
	Institutional Growth	Growth	(Pro Forma)

Net Assets	$42,752,707	$372,315,934	$415,068,641
Net Asset Value Per Share	$4.38	$5.21	$5.21
Shares Outstanding	9,766,457	71,474,168	79,668,923

It is impossible to predict with any certainty how many shares of the Destination Fund will actually be received and distributed by your Target Fund on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Fund shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Fund values its securities, financial highlights information for each Fund and ownership of shares of the Funds, please see the sections immediately following the discussion of Reorganization 6.

REORGANIZATION 5

TRANSAMERICA PARTNERS TOTAL RETURN BOND
AND
TRANSAMERICA PARTNERS CORE BOND

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and is a part of this Information Statement/Prospectus. Exhibit A is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled “Terms of Each Agreement and Plan of Reorganization” in the back of this Information Statement/Prospectus, after the discussion of the Reorganizations.

In Reorganization 5, Transamerica Partners Total Return Bond (the “Target Fund”) will be reorganized into Transamerica Partners Core Bond (the “Destination Fund” and, together with the Target Fund, the “Funds”), and the Destination Fund will issue a number of its shares to the Target Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares.

Both the Target Fund and the Destination Fund are advised by Transamerica Asset Management, Inc. (“TAM”) and have similar investment goals, principal investment strategies and policies, and related risks. The tables below provide a comparison of certain features of the two Funds. In the tables below, if a row extends across the entire table, the information disclosed applies to both the Target Fund and the Destination Fund.

Each Fund invests in securities through an underlying mutual fund (called a “Portfolio”) having the same investment goal and strategies. All references in this Information Statement/Prospectus to a Fund include that Fund’s underlying Portfolio, unless otherwise noted.

Comparison of Transamerica Partners Total Return Bond to Transamerica Partners Core Bond

	Transamerica Partners Total Return Bond	Transamerica Partners Core Bond

Investment goal	The Fund’s goal is to maximize long-term total return.	The Fund’s goal is to achieve maximum total return.
Principal investment strategies and policies	The Fund invests primarily in investment grade debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and those of private issuers. Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and related investments.
The Fund invests primarily in investment grade debt securities and U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and those of private issuers. Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and related investments.

Transamerica Partners Total Return Bond	Transamerica Partners Core Bond

The Fund may also invest in U.S. Treasury and agency securities, municipal bonds, corporate bonds, asset-backed securities (including collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”) and collateralized debt obligations (“CDOs”)), high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers. The Fund may invest in securities that are denominated in U.S. dollars and in foreign currencies. In addition, the Fund may use derivatives, such as options, futures, swaps, and foreign currency exchange contracts.	The Fund may also invest in U.S. Treasury and agency securities, municipal bonds, corporate bonds, asset-backed securities (including CLOs, CBOs and CDOs), high quality, short term obligations and repurchase agreements, and in securities of foreign issuers. The Fund may invest in securities that are denominated in U.S. dollars and in foreign currencies. In addition, the Fund may use derivatives, such as options, futures, swaps, and foreign currency exchange contracts. The Fund may invest up to 20% of its net assets in any or all of non-dollar securities, high yield and emerging market securities.

Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the Fund’s advisers. Under normal circumstances, the Fund invests at least 65% of its net assets in investment grade securities.	Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the Fund’s advisers. Under normal circumstances, the Fund invests at least 65% of its net assets in investment grade securities.

The Fund’s duration generally is between three and ten years, and the Fund’s dollar-weighted average effective maturity generally is between five and fifteen years under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.	The Fund’s dollar-weighted average effective maturity generally is between five and fifteen years (and does not exceed thirty years), under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.

Transamerica Partners Total Return Bond	Transamerica Partners Core Bond

The portfolio managers use both “top down” and “bottom up” analysis to determine sector, security and duration positions for the Fund. These three factors are jointly determined and are interdependent. The overall position in the corporate sector, for example, is established in conjunction with assessments of relative value for specific corporate securities. Extensive bottom up analysis using a variety of valuation tools is conducted for sector allocation and security selection. Duration policy is primarily a result of sector allocations and expected long-term interest rate trends (rather than short-term interest rate forecasting). Yield curve positioning is also a key aspect of duration management. Security sales decisions are driven by the same criteria as purchase decisions.	The portfolio managers use both “top down” and “bottom up” analysis to determine sector, security and duration positions for the Fund. These three factors are jointly determined and are interdependent. The overall position in the corporate sector, for example, is established in conjunction with assessments of relative value for specific corporate securities. Extensive bottom up analysis using a variety of valuation tools is conducted for sector allocation and security selection. Duration policy is primarily a result of sector allocations and expected long-term interest rate trends (rather than short-term interest rate forecasting). Yield curve positioning is also a key aspect of duration management. driven by the same criteria as purchase decisions.

Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.	Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.

As noted above, the Fund may use derivatives such as options, futures, swaps and forward currency contracts. The Fund generally uses derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by the Fund. In that case, derivative investments will be considered related investments for purposes of the Fund’s policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the Fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.	As noted above, the Fund may use derivatives such as options, futures, swaps and forward currency contracts. The Fund generally uses derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by the Fund. In that case, derivative investments will be considered related investments for purposes of the Fund’s policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the Fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

	Transamerica Partners Total Return Bond	Transamerica Partners Core Bond

	The Fund invests primarily in credit ratings and determinations of credit quality are only the opinions of the companies issuing them and are not guarantees as to quality.	The Fund invests primarily in investment grade securities. However, credit ratings and determinations of credit quality are only the opinions of the companies issuing them and are not guarantees as to quality.
The Fund invests primarily in money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. The Fund also may lend its securities to generate income.

Compliance with any policy or limitation for the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund’s assets or for any other reason. If the credit quality of an investment deteriorates after purchase, the portfolio managers will decide whether the security should be held or sold.	The Fund will use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. The Fund also may lend its securities to generate income.

Compliance with any policy or limitation for the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund’s assets or for any other reason. If the credit quality of an investment deteriorates after purchase, the portfolio managers will decide whether the security should be held or sold.
Investment adviser	TAM
Sub-adviser(s)	Western Asset Management Company (“WAMCO”)	BlackRock Financial Management, Inc. (“BlackRock”)
Western Asset Management Company Limited (“WAML”)

	Transamerica Partners Total Return Bond	Transamerica Partners Core Bond

Portfolio managers
Stephen A. Walsh, S. Kenneth Leech, Edward A. Moody, Mark S. Lindbloom, and Carl L. Eichstaedt are responsible for the supervision of the Total Return Bond Fund on behalf of WAMCO. Mr. Walsh is the Chief Investment Officer at WAMCO, and has been with the firm since 1992. Mr. Leech is the Chief Investment Officer Emeritus of WAMCO, and has been with the firm since 1993. Mr. Moody is a Portfolio Manager at WAMCO and has been with the firm since 1986. Mr. Lindbloom is a Portfolio Manager at WAMCO, and has been with the firm since 2005. Prior to joining the firm, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc. and a senior portfolio manager responsible for managing its Mortgage/Corporate Group, and was associated with Citigroup Inc. or its predecessor companies since 1986. Mr. Eichstaedt is a Portfolio Manager at WAMCO and has been with the firm since 1994.

The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Walsh, Mr. Leech, Mr. Moody, Mr. Lindbloom and Mr. Eichstaedt serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Total Return Bond Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Scott Amero, Curtis Arledge, Matthew Marra and Andrew Phillips are responsible for the day-to-day supervision of the Portfolio on behalf of BlackRock.

Mr. Amero has been Vice Chairman of BlackRock, Inc. since 2007 and Managing Director of BlackRock, Inc. since 1990.

Mr. Arledge has been Managing Director of BlackRock, Inc. since 2008 and was Global Head of Fixed Income Division of Wachovia Corporation from 2004 to 2008.

Mr. Marra has been Managing Director of BlackRock, Inc. since 2006 and was Director of BlackRock, Inc. from 2002 to 2006.

Mr. Phillips has been Managing Director of BlackRock, Inc. since 1999.

The Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

	Transamerica Partners Total Return Bond	Transamerica Partners Core Bond

	WAML is responsible for providing advice regarding the management of the Total Return Bond Fund’s foreign fixed income investments. Mr. Walsh, Mr. Leech, Mr. Moody, Mr. Lindbloom and Mr. Eichstaedt serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Total Return Bond Fund’s investments on behalf of WAML. Mr. Walsh, Mr. Leech, Mr. Moody, Mr. Lindbloom and Mr. Eichstaedt also serve as co-team leaders for the Total Return Bond Fund on behalf of WAMCO, as described above.
	The Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Business	The Fund is a diversified series of Trust I, an open-end management investment company organized as a Massachusetts business trust.

Net assets (as of June 30, 2009)	$121,459,305	$403,950,544

Fees and Expenses

	Transamerica Partners Total Return Bond	Transamerica Partners Core Bond

Sales charges and fees	The Fund’s shares are offered without an initial sales charge.

The Fund’s shares are not subject to a contingent deferred sales charge.

The Fund may pay monthly distribution and service (12b-1) fees at an annual rate of up to 0.25% of the Fund’s average daily net assets.

Advisory fees	TAM receives compensation, calculated daily and paid monthly, from the Fund at an annual rate of 0.35% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2008, the Fund paid aggregate advisory fees (after waivers; amount waived for the Target Fund was less than 0.005%) equal to 0.35% of the Fund’s average daily net assets.

Fee waiver and expense limitations	TAM has contractually agreed, through May 1, 2017, to reimburse certain of the Fund’s expenses (other than interest expense, brokerage commissions, extraordinary and non-recurring expenses and expenses related to a reorganization of the Fund) to the extent necessary so that the Fund’s aggregate annualized expenses, net of waivers, will not exceed 1.00% of the average daily net assets attributable to the Fund’s shares.

For a comparison of the gross and net expenses of both Funds, please see the fee tables in the “The Funds’ Fees and Expenses” section starting on page 69.

Comparison of Principal Risks of Investing in the Funds

Because the Funds have substantially similar investment goals and principal investment strategies and policies, they are subject to similar principal risks. Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments.

You may lose money if you invest in the Funds. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Each Fund is subject to the following principal risks:

•	Market. The value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by a Fund fall, the value of your investment in that Fund will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

•	Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value.

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates.

•	prepayment or call risk: declining interest rates may cause issuers of securities held by a Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities.

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes.

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A Fund may incur expenses to protect that Fund’s interest in securities experiencing these events. If a Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuers. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

•	Mortgage-Related Securities. Mortgage-related securities in which a Fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect on mortgage-related securities. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to a Fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. A Fund’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

•	Inflation-Protected Securities. Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

•	Foreign Securities. Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include, without limitation: different accounting and reporting practices, less information available to the public, less (or different) regulation of securities markets, more complex business negotiations, less liquidity, more fluctuations in prices, delays in settling foreign securities transactions, higher costs for holding shares (custodial fees), higher transaction costs, vulnerability to seizure and taxes, political or financial instability and small markets, and different market trading days.

•	Emerging Markets. All of the risks of investing in foreign securities are heightened by investing in emerging or developing markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, any Fund investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

•	Currency. When a Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. A Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of a Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A Fund’s sub-adviser may not make use of derivatives for a variety of reasons.

•	Active Trading. Both Funds had annual portfolio turnover rates in 2008 in excess of 100%. A high portfolio turnover rate may increase transaction costs, which may negatively impact a Fund’s performance. Short-term trading may also result in short-term capital gains, which are generally subject to tax in the same manner as ordinary income when distributed by a Fund to taxable investors.

•	Securities Lending. A Fund may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

The Funds’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in each Fund by showing you how the performance of the Target Fund and the Destination Fund has varied from year to year for 10 years or since inception, as applicable, and how each Fund’s average total returns for different periods compare to the returns of a broad measure of market performance. Absent any applicable limitation of or cap on the Funds’ expenses, performance would have been lower. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Each Fund makes updated information available (available at no charge by calling the Funds’ toll-free number: 1-888-233-4339 or by visiting the Funds’ website at www.transamericafunds.com (select “Transamerica Partners Funds”)).

Transamerica Partners Total Return Bond’s Annual Returns
(years ended December 31)

Best calendar quarter: 3.76% for quarter ended 9/30/2006

Worst calendar quarter: (4.42)% for quarter ended 9/30/2008

The year-to-date return as of the most recent calendar quarter, which ended 9/30/2009, was 16.47%.

Transamerica Partners Core Bond’s Annual Returns
(years ended December 31)

Best calendar quarter:4.14% for quarter ended 12/31/2000

Worst calendar quarter: (3.88)% for quarter ended 9/30/2008

The year-to-date return as of the most recent calendar quarter, which ended 9/30/2009, was 10.96%.

Transamerica Partners Total Return Bond’s Average Annual Total Returns
(for periods ended December 31, 2008)

		Since Inception
	1 Year	(June 2005)

Transamerica Partners Total Return Bond	(9.00)%	(0.54)%
Barclays Capital Aggregate Bond Index (formerly, Lehman Brothers Aggregate Bond Index)	5.24%	4.59%

Transamerica Partners Core Bond’s Average Annual Total Returns
(for periods ended December 31, 2008)

	1 Year	5 Year	10 Year

Transamerica Partners Core Bond	(2.33)%	2.59%	3.94%
Barclays Capital Aggregate Bond Index (formerly, Lehman Brothers Aggregate Bond Index)	5.24%	4.65%	5.63%

The most recent portfolio management discussion of each Fund’s performance is attached as Exhibit B.

The Funds’ Fees and Expenses

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The fees and expenses in the table appearing below are based on the expenses of the Funds for the twelve-month period ended June 30, 2009. The table also shows the pro forma expenses of the combined Destination Fund after giving effect to the Reorganization based on pro forma net assets as of June 30, 2009. Pro forma numbers are estimated in good faith and are hypothetical. The table below reflects the expenses of each Fund and the underlying Portfolio through which the Fund invests in securities. Actual expenses may vary significantly.

			Combined
	Transamerica	Transamerica	Transamerica
	Partners Total	Partners Core	Partners Core Bond
	Return Bond	Bond	(Pro Forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None	None
Redemption fee (as a % of amount redeemed)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a% of the value of your investment)(1)
Advisory Fees	0.35%	0.35%	0.35%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses
Administrative Services Fee	0.30%	0.30%	0.30%
Miscellaneous Expenses	0.11%	0.04%	0.05%
Total Other Expenses	0.41%	0.34%	0.35%

Total Annual Fund Operating Expenses	1.01%	0.94%	0.95%

Fee Waiver and/or Expense Reimbursement(2)	0.01%	0.00%	0.00%
Net Operating Expenses	1.00%	0.94%	0.95%

(1)	Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.

(2)	The Adviser has contractually agreed to reimburse certain of the Funds’ expenses. Each of these agreements is in effect through May 1, 2017.

The hypothetical example below helps you compare the cost of investing in each Fund. The example assumes that:

•	you invest $10,000 in each Fund;

•	you reinvest all dividends and distributions without a sales charge;

•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Fund’s future performance); and

•	each Fund’s operating expenses, after fee waivers and reimbursements, remain the same.

The example reflects the expenses of each Fund and the underlying Portfolio through which the Fund invests in securities.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

			Combined
	Transamerica		Transamerica Partners
Number of Years	Partners Total	Transamerica	Core Bond
You Own Your Shares	Return Bond	Partners Core Bond	(Pro Forma)

Year 1	$102	$96	$97
Year 3	$318	$300	$303
Year 5	$552	$520	$525
Year 10	$1,227	$1,155	$1,166

Portfolio Turnover

A Fund may engage in a significant number of short-term transactions, which may lower Fund performance. High turnover rate will not limit a portfolio manager’s ability to buy or sell securities for such Funds. Increased turnover results in higher brokerage costs or mark-up charges for a Fund. The Fund ultimately passes these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are generally subject to tax in the same manner as ordinary income when distributed by a Fund to taxable investors. During the Funds’ most recent fiscal year ended December 31, 2008, the portfolio turnover rates of the Target Fund and the Destination Fund were 407% and 530% of the average value of their Portfolios, respectively. The calculation of the Funds’ portfolio turnover rates for the fiscal year ended December 31, 2008 includes effect of buying and selling TBA securities used in dollar roll transactions at the underlying Portfolio level.

Reasons for the Proposed Reorganization

The Board of the Target Fund, including its Independent Trustees, has unanimously determined that the proposed Reorganization would be in the best interests of the Target Fund and would not dilute the interests of the existing shareholders of the Target Fund. The Board of the Destination Fund, including the Independent Trustees, has unanimously determined that the Reorganization would be in the best interests of the Destination Fund and would not dilute the interests of the existing shareholders of the Destination Fund. Each Board believes that the proposed Reorganization will be advantageous to the shareholders of the Fund it oversees. In determining whether to approve the Reorganization, the Board Members considered the potential impact of the proposed Reorganization on the Funds’ shareholders and a variety of related factors, including, among others:

General Considerations

•	The Board Members considered that the Reorganization presents an opportunity for the shareholders of the Target Fund to become investors in a combined fund that has a larger asset size without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. The Board Members considered TAM’s belief that this opportunity may give the combined Destination Fund the ability to diversify further its holdings and effect larger portfolio trading transactions, for the benefit of shareholders.

•	The Board Members considered that the Reorganization could eliminate any confusion in the marketplace caused by having two funds with similar investment mandates and enhance the potential for the combined Destination Fund to achieve growth in assets. The Board Members noted that TAM believes that the combined Destination Fund may be better positioned to attract assets than the Target Fund, and that the larger size of the combined Destination Fund may offer the potential for greater economies of scale by enabling the combined Destination Fund to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base.

•	The Board Members considered that the Reorganization could eliminate certain redundancies and inefficiencies in the Transamerica fund complex product line offerings, which could strengthen TAM’s ability to pursue investment and marketing opportunities on behalf of the Transamerica funds. The Board Members also considered that the Reorganization is one of a number of reorganizations and other initiatives recently approved by the Board Members of the Transamerica funds. The Board Members noted that the initiatives are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive fund platform.

Fees and Expenses

•	The Board Members considered that the pro forma gross expense ratio of the combined Destination Fund’s shares is expected to be lower as compared to the Target Fund’s shares. Furthermore, the Board Members considered that TAM has contractually agreed, through May 1, 2017, to reimburse certain of the Target Fund’s and the Destination Fund’s expenses (other than interest expense, brokerage commissions, extraordinary and non-recurring expenses and expenses related to a reorganization of each Fund) to the extent necessary so that each Fund’s aggregate annualized expenses, net of waivers, will not exceed certain operating expense levels, and that the pro forma net expense ratios of the combined Destination Fund’s shares are expected to be lower than the Target Fund’s shares. The Board Members also considered that the Destination Fund’s investment advisory fee ratio is the same as that of the Target Fund.

•	The Board Members considered that, given the anticipated costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Information Statement/Prospectus, and any regulatory filings in connection with the Reorganization, would be shared by TAM, and, subject to certain limits, the Target Fund and the Destination Fund

Investment Performance

•	The Board Members noted that the Destination Fund’s performance was higher than the Target Fund’s performance for the 1-year and 3-year periods ended February 28, 2009.

Tax

•	The Board Members considered the expected tax-free nature of the Reorganization for U.S. federal income tax purposes.

Investment Program

•	The Board Members considered the investment objective and policies of the Destination Fund and their compatibility with those of the Target Fund.

•	The Board Members considered that TAM is the adviser to the Target Fund and the Destination Fund but that the Target Fund has two investment sub-advisers, each of which is different from the sole investment sub-adviser of the Destination Fund, and that the investment sub-adviser(s) of each Fund can be replaced without shareholder approval.

Other Considerations

•	The Board Members considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Board Members considered that the portfolio managers of the combined Destination Fund may conclude that a significant number of holdings of the Target Fund may not be consistent with the combined Destination Fund’s long-term investment strategy, and may dispose of such positions, but that TAM represented that portfolio transition should not have a material adverse effect on the Funds and their shareholders and, furthermore, represented that, as of June 30, 2009, all securities held by the Target Fund would comply with the investment policies and restrictions of the Destination Fund.

CAPITALIZATION

The following table sets forth the capitalization of the Target Fund and the Destination Fund as of August 31, 2009 and the pro forma combined capitalization of the combined Destination Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Funds between August 31, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Funds during that period resulting from income and distributions, and changes in the accrued liabilities of both Funds during the same period.

			Combined
	Transamerica		Transamerica
	Partners Total	Transamerica	Partners Core Bond
	Return Bond	Partners Core Bond	(Pro Forma)

Net Assets	$129,570,867	$405,867,964	$535,438,831
Net Asset Value Per Share	$9.24	$12.45	$12.45
Shares Outstanding	14,021,329	32,589,377	43,007,620

It is impossible to predict with any certainty how many shares of the Destination Fund will actually be received and distributed by your Target Fund on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Fund shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Fund values its securities, financial highlights information for each Fund and ownership of shares of the Funds, please see the sections immediately following the discussion of Reorganization 6.

REORGANIZATION 6

TRANSAMERICA PARTNERS INSTITUTIONAL TOTAL RETURN BOND
AND
TRANSAMERICA PARTNERS INSTITUTIONAL CORE BOND

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and is a part of this Information Statement/Prospectus. Exhibit A is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled “Terms of Each Agreement and Plan of Reorganization” in the back of this Information Statement/Prospectus, after the discussion of the Reorganizations.

In Reorganization 6, Transamerica Partners Institutional Total Return Bond (the “Target Fund”) will be reorganized into Transamerica Partners Institutional Core Bond (the “Destination Fund” and, together with the Target Fund, the “Funds”), and the Destination Fund will issue a number of its shares to the Target Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares.

Both the Target Fund and the Destination Fund are advised by Transamerica Asset Management, Inc. (“TAM”) and have similar investment goals, principal investment strategies and policies, and related risks. The tables below provide a comparison of certain features of the two Funds. In the tables below, if a row extends across the entire table, the information disclosed applies to both the Target Fund and the Destination Fund.

Each Fund invests in securities through an underlying mutual fund (called a “Portfolio”) having the same investment goal and strategies. All references in this Information Statement/Prospectus to a Fund include that Fund’s underlying Portfolio, unless otherwise noted.

Comparison of Transamerica Partners Institutional Total Return Bond to Transamerica Partners
Institutional Core Bond

	Transamerica Partners Institutional	Transamerica Partners Institutional
	Total Return Bond	Core Bond

Investment goal	The Fund’s goal is to maximize long-term total return.	The Fund’s goal is to achieve maximum total return.

Principal investment strategies and policies	The Fund invests primarily in investment grade debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and those of private issuers. Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and related investments.	The Fund invests primarily in investment grade debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and those of private issuers. Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and related investments.

Transamerica Partners Institutional	Transamerica Partners Institutional
Total Return Bond	Core Bond

The Fund may also invest in U.S. Treasury and agency securities, municipal bonds, corporate bonds, asset-backed securities (including collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”) and collateralized debt obligations (“CDOs”)), high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers. The Fund may invest in securities that are denominated in U.S. dollars and in foreign currencies. In addition, the Fund may use derivatives, such as options, futures, swaps, and foreign currency exchange contracts.	The Fund may also invest in U.S. Treasury and agency securities, municipal bonds, corporate bonds, asset-backed securities (including CLOs, CBOs and CDOs), high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers. The Fund may invest in securities that are denominated in U.S. dollars and in foreign currencies. In addition, the Fund may use derivatives, such as options, futures, swaps, and foreign currency exchange contracts. The Fund may invest up to 20% of its nets assets in any or all of non-dollar securities, high yield and emerging market securities.

Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the Fund’s advisers. Under normal circumstances, the Fund invests at least 65% of its net assets in investment grade securities.	Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the Fund’s advisers. Under normal circumstances, the Fund invests at least 65% of its net assets in investment grade securities.

The Fund’s duration generally is between three and ten years, and the Fund’s dollar-weighted average effective maturity generally is between five and fifteen years under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.	The Fund’s dollar-weighted average effective maturity generally is between five and fifteen years (and does not exceed thirty years), under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.

Transamerica Partners Institutional	Transamerica Partners Institutional
Total Return Bond	Core Bond

The portfolio managers use both “top down” and “bottom up” analysis to determine sector, security and duration positions for the Fund. These three factors are jointly determined and are interdependent. The overall position in the corporate sector, for example, is established in conjunction with assessments of relative value for specific corporate securities. Extensive bottom up analysis using a variety of valuation tools is conducted for sector allocation and security selection. Duration policy is primarily a result of sector allocations and expected long-term interest rate trends (rather than short-term interest rate forecasting). Yield curve positioning is also a key aspect of duration management. Security sales decisions are driven by the same criteria as purchase decisions.	The portfolio managers use both “top down” and “bottom up” analysis to determine sector, security and duration positions for the Fund. These three factors are jointly determined and are interdependent. The overall position in the corporate sector, for example, is established in conjunction with assessments of relative value for specific corporate securities. Extensive bottom up analysis using a variety of valuation tools is conducted for sector allocation and security selection. Duration policy is primarily a result of sector allocations and expected long-term interest rate trends (rather than short-term interest rate forecasting). Yield curve positioning is also a key aspect of duration management. Security sales decisions are driven by the same criteria as purchase decisions.

Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.	Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.

Transamerica Partners Institutional	Transamerica Partners Institutional
Total Return Bond	Core Bond

As noted above, the Fund may use derivatives such as options, futures, swaps and forward currency contracts. The Fund generally uses derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by the Fund. In that case, derivative investments will be considered related investments for purposes of the Fund’s policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the Fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.	As noted above, the Fund may use derivatives such as options, futures, swaps and forward currency contracts. The Fund generally uses derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by the Fund. In that case, derivative investments will be considered related investments for purposes of the Fund’s policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the Fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

The Fund invests primarily in investment grade securities. However, credit ratings and determinations of credit quality are only the opinions of the companies issuing them and are not guarantees as to quality.	The Fund invests primarily in investment grade securities. However, credit ratings and determinations of credit quality are only the opinions of the companies issuing them and are not guarantees as to quality.

The Fund will use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. The Fund also may lend its securities to generate income.

Compliance with any policy or limitation for the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund’s assets or for any other reason. If the credit quality of an investment deteriorates after purchase, the portfolio managers will decide whether the security should be held or sold.

The Fund will use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. The Fund also may lend its securities to generate income.

Compliance with any policy or limitation for the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund’s assets or for any other reason. If the credit quality of an investment deteriorates after purchase, the portfolio managers will decide whether the security should be held or sold.

	Transamerica Partners Institutional	Transamerica Partners Institutional
	Total Return Bond	Core Bond

Investment adviser	TAM
Sub-adviser(s)	Western Asset Management Company (“WAMCO”) Western Asset Management Company Limited (“WAML”)	BlackRock Financial Management, Inc. (“BlackRock”)

Portfolio managers
Stephen A. Walsh, S. Kenneth Leech, Edward A. Moody, Mark S. Lindbloom, and Carl L. Eichstaedt are responsible for the supervision of the Total Return Bond Fund on behalf of WAMCO. Mr. Walsh is the Chief Investment Officer at WAMCO, and has been with the firm since 1992. Mr. Leech is the Chief Investment Officer Emeritus of WAMCO, and has been with the firm since 1993. Mr. Moody is a Portfolio Manager at WAMCO and has been with the firm since 1986. Mr. Lindbloom is a Portfolio Manager at WAMCO, and has been with the firm since 2005. Prior to joining the firm, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc. and a senior portfolio manager responsible for managing its Mortgage/Corporate Group, and was associated with Citigroup Inc. or its predecessor companies since 1986. Mr. Eichstaedt is a Portfolio Manager at WAMCO and has been with the firm since 1994.

The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Walsh, Mr. Leech, Mr. Moody, Mr. Lindbloom and Mr. Eichstaedt serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Total Return Bond Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Scott Amero, Curtis Arledge, Matthew Marra and Andrew Phillips are responsible for the day-to-day supervision of the Portfolio on behalf of BlackRock.

Mr. Amero has been Vice Chairman of BlackRock, Inc. since 2007 and Managing Director of BlackRock, Inc. since 1990.

Mr. Arledge has been Managing Director of BlackRock, Inc. since 2008 and was Global Head of Fixed Income Division of Wachovia Corporation from 2004 to 2008.

Mr. Marra has been Managing Director of BlackRock, Inc. since 2006 and was Director of BlackRock, Inc. from 2002 to 2006.
Mr. Phillips has been Managing Director of BlackRock, Inc. since 1999.

The Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

	Transamerica Partners Institutional	Transamerica Partners Institutional
	Total Return Bond	Core Bond

WAML is responsible for providing advice regarding the management of the Total Return Bond Fund’s foreign fixed income investments. Mr. Walsh, Mr. Leech, Mr. Moody, Mr. Lindbloom and Mr. Eichstaedt serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Total Return Bond Fund’s investments on behalf of WAML. Mr. Walsh, Mr. Leech, Mr. Moody, Mr. Lindbloom and Mr. Eichstaedt also serve as co-team leaders for the Total Return Bond Fund on behalf of WAMCO, as described above.

The Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.
Business	The Fund is a diversified series of Trust II, an open-end management investment company organized as a Massachusetts business trust.

Net assets (as of June 30, 2009)	$78,637,108	$485,740,606

Fees and Expenses

Transamerica Partners Institutional
	Total Return Bond	Transamerica Partners Institutional Core Bond

Sales charges and fees	The Fund’s shares are offered without an initial sales charge.

The Fund’s shares are not subject to a contingent deferred sales charge.

The Fund may pay monthly distribution and service (12b-1) fees at an annual rate of up to 0.25% of the Fund’s average daily net assets.

Advisory fees	TAM receives compensation, calculated daily and paid monthly, from the Fund at an annual rate of 0.35% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2008, the Fund paid TAM and the sub-advisers aggregate advisory fees (after waivers; amount waived for the Target Fund was less than 0.005%) equal to 0.35% of the Fund’s average daily net assets.

Transamerica Partners Institutional
	Total Return Bond	Transamerica Partners Institutional Core Bond

Fee waiver and expense limitations	TAM has contractually agreed, through May 1, 2017, to reimburse certain of the Fund’s expenses (other than interest expense, brokerage commissions, extraordinary and non-recurring expenses and expenses related to a reorganization of the Fund) to the extent necessary so that the Fund’s aggregate annualized expenses, net of waivers, will not exceed 0.65% of the average daily net assets attributable to the Fund’s shares.

For a comparison of the gross and net expenses of both Funds, please see the fee tables in the “The Funds’ Fees and Expenses” section starting on page 84.

Comparison of Principal Risks of Investing in the Funds

Because the Funds have substantially similar investment goals and principal investment strategies and policies, they are subject to similar principal risks. Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments.

You may lose money if you invest in the Funds. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Each Fund is subject to the following principal risks:

•	Market. The value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by a Fund fall, the value of your investment in that Fund will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

•	Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value.

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates.

•	prepayment or call risk: declining interest rates may cause issuers of securities held by a Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities.

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes.

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A Fund may incur expenses to protect that Fund’s interest in securities experiencing these events. If a Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuers. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

•	Mortgage-Related Securities. Mortgage-related securities in which a Fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect on mortgage-related securities. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to a Fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. A Fund’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

•	Inflation-Protected Securities. Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

•	Foreign Securities. Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include, without limitation: different accounting and reporting practices, less information available to the public, less (or different) regulation of securities markets, more complex business negotiations, less liquidity, more fluctuations in prices, delays in settling foreign securities transactions, higher costs for holding shares (custodial fees), higher transaction costs, vulnerability to seizure and taxes, political or financial instability and small markets, and different market trading days.

•	Emerging Markets. All of the risks of investing in foreign securities are heightened by investing in emerging or developing markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable.

Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, any Fund investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

•	Currency. When a Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. A Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of a Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A Fund’s sub-adviser may not make use of derivatives for a variety of reasons.

•	Active Trading. Both Funds had annual portfolio turnover rates in 2008 in excess of 100%. A high portfolio turnover rate may increase transaction costs, which may negatively impact a Fund’s performance. Short-term trading may also result in short-term capital gains, which are generally subject to tax in the same manner as ordinary income when distributed by a Fund to taxable investors.

•	Securities Lending. A Fund may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

The Funds’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in each Fund by showing you how the performance of the Target Fund and the Destination Fund has varied from year to year since inception and how each Fund’s average total returns for different periods compare to the returns of a broad measure of market performance. Absent any applicable limitation of or cap on the Funds’ expenses, performance would have been lower. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Each Fund makes updated information available (available at no charge by calling the Funds’ toll-free number: 1-888-233-4339 or by visiting the Funds’ website at www.transamericafunds.com (select “Transamerica Partners Funds”)).

Transamerica Partners Institutional Total Return Bond’s Annual Returns
(years ended December 31)

Best calendar quarter: 3.90% for quarter ended 9/30/2006

Worst calendar quarter: (4.44)% for quarter ended 9/30/2008

The year-to-date return as of the most recent calendar quarter, which ended 9/30/2009, was 16.75%.

Transamerica Partners Institutional Core Bond’s Annual Returns
(years ended December 31)

Best calendar quarter: 3.70% for quarter ended 9/30/2001

Worst calendar quarter: (3.77)% for quarter ended 9/30/2008

The year-to-date return as of the most recent calendar quarter, which ended 9/30/2009, was 11.31%.

Transamerica Partners Institutional Total Return Bond’s Average Annual Total Returns
(for periods ended December 31, 2008)

		Since Inception
	1 Year	(June 2005)

Transamerica Partners Institutional Total Return Bond	(8.68)%	(0.21)%
Barclays Capital Aggregate Bond Index (formerly, Lehman Brothers Aggregate Bond Index)	5.24%	4.59%

Transamerica Partners Institutional Core Bond’s Average Annual Total Returns
(for periods ended December 31, 2008)

			Since Inception
	1 Year	5 Year	(September 2000)

Transamerica Partners Institutional Core Bond	(2.11)%	2.90%	4.68%
Barclays Capital Aggregate Bond Index (formerly, Lehman Brothers Aggregate Bond Index)	5.24%	4.65%	6.10%

The most recent portfolio management discussion of each Fund’s performance is attached as Exhibit B.

The Funds’ Fees and Expenses

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The fees and expenses in the table appearing below are based on the expenses of the Funds for the twelve-month period ended June 30, 2009. The table also shows the pro forma expenses of the combined Destination Fund after giving effect to the Reorganization based on pro forma net assets as of June 30, 2009. Pro forma numbers are estimated in good faith and are hypothetical. The table below reflects the expenses of each Fund and the underlying Portfolio through which the Fund invests in securities. Actual expenses may vary significantly.

			Combined
	Transamerica		Transamerica
	Partners	Transamerica	Partners
	Institutional	Partners	Institutional
	Total Return	Institutional	Core Bond
	Bond	Core Bond	(Pro Forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None	None
Redemption fee (as a % of amount redeemed)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(1)
Advisory Fees	0.35%	0.35%	0.35%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses
Administrative Services Fee	0.05%	0.05%	0.05%
Miscellaneous Expenses	0.13%	0.05%	0.06%
Total Other Expenses	0.18%	0.10%	0.11%

Total Annual Fund Operating Expenses	0.78%	0.70%	0.71%

Fee Waiver and/or Expense Reimbursement(2)	0.13%	0.05%	0.06%
Net Operating Expenses	0.65%	0.65%	0.65%

(1)	Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.

(2)	The Adviser has contractually agreed to reimburse certain of the Funds’ expenses. Each of these agreements is in effect through May 1, 2017.

The hypothetical example below helps you compare the cost of investing in each Fund. The example assumes that:

•	you invest $10,000 in each Fund;

•	you reinvest all dividends and distributions without a sales charge;

•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Fund’s future performance); and

•	each Fund’s operating expenses, after fee waivers and reimbursements, remain the same.

The example reflects the expenses of each Fund and the underlying Portfolio through which the Fund invests in securities.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

			Combined
		Transamerica	Transamerica Partners
	Transamerica	Partners	Institutional Core
Number of Years	Partners Institutional	Institutional Core	Bond
You Own Your Shares	Total Return Bond	Bond	(Pro Forma)

Year 1	$66	$66	$66
Year 3	$208	$208	$208
Year 5	$362	$362	$362
Year 10	$848	$825	$828

Portfolio Turnover

A Fund may engage in a significant number of short-term transactions, which may lower Fund performance. High turnover rate will not limit a portfolio manager’s ability to buy or sell securities for such Funds. Increased turnover results in higher brokerage costs or mark-up charges for a Fund. The Fund ultimately passes these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are generally subject to tax in the same manner as ordinary income when distributed by a Fund to taxable investors. During the Funds’ most recent fiscal year ended December 31, 2008, the portfolio turnover rates of the Target Fund and the Destination Fund were 407% and 530% of the average value of their Portfolios, respectively. The calculation of the Funds’ portfolio turnover for the fiscal year ended December 31, 2008 includes effect of buying and selling TBA securities used in dollar roll transactions at the underlying Portfolio level.

Reasons for the Proposed Reorganization

The Board of the Target Fund, including its Independent Trustees, has unanimously determined that the proposed Reorganization would be in the best interests of the Target Fund and would not dilute the interests of the existing shareholders of the Target Fund. The Board of the Destination Fund, including the Independent Trustees, has unanimously determined that the Reorganization would be in the best interests of the Destination Fund and would not dilute the interests of the existing shareholders of the Destination Fund. Each Board believes that the proposed Reorganization will be advantageous to the shareholders of the Fund it oversees. In determining whether to approve the Reorganization, the Board Members considered the potential impact of the proposed Reorganization on the Funds’ shareholders and a variety of related factors, including, among others:

General Considerations

•	The Board Members considered that the Reorganization presents an opportunity for the shareholders of the Target Fund to become investors in a combined fund that has a larger asset size without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. The Board Members considered TAM’s belief that this opportunity may give the combined Destination Fund the ability to diversify further its holdings and effect larger portfolio trading transactions, for the benefit of shareholders.

•	The Board Members considered that the Reorganization could eliminate any confusion in the marketplace caused by having two funds with similar investment mandates and enhance the potential for the combined Destination Fund to achieve growth in assets. The Board Members noted that TAM believes that the combined Destination Fund may be better positioned to attract assets than the Target Fund, and that the larger size of the combined Destination Fund may offer the potential for greater economies of scale by enabling the combined Destination Fund to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base.

•	The Board Members considered that the Reorganization could eliminate any confusion in the marketplace caused by having two funds with similar investment mandates and enhance the potential for the combined Destination Fund to achieve growth in assets. The Board Members noted that TAM believes that the combined Destination Fund may be better positioned to attract assets than the Target Fund, and that the larger size of the combined Destination Fund may offer the potential for greater economies of scale by enabling the combined Destination Fund to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base.

Fees and Expenses

•	The Board Members considered that the pro forma gross expense ratio of the combined Destination Fund’s shares is expected to be lower as compared to the Target Fund’s shares. Furthermore, the Board Members considered that TAM has contractually agreed, through May 1, 2017, to reimburse certain of the Target Fund’s and the Destination Fund’s expenses (other than interest expense, brokerage commissions, extraordinary and non-recurring expenses and expenses related to a reorganization of the Fund) to the extent necessary so that each Fund’s aggregate annualized expenses, net of waivers, will not exceed certain operating expense levels, and that the pro forma net expense ratios of the combined Destination Fund’s shares is expected to be the same as the Target Fund’s shares. The Board Members also considered that the Destination Fund’s investment advisory fee ratio is the same as that of the Target Fund.

•	The Board Members considered that, given the anticipated costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Information Statement/Prospectus, and any regulatory filings in connection with the Reorganization, would be shared by TAM, and, subject to certain limits, the Target Fund and the Destination Fund.

Investment Performance

•	The Board Members noted that the Destination Fund’s performance was higher than the Target Fund’s performance for the 1-year and 3-year periods ended February 28, 2009.

Tax

•	The Board Members considered the expected tax-free nature of the Reorganization for U.S. federal income tax purposes.

Investment Program

•	The Board Members considered the investment objective and policies of the Destination Fund and their compatibility with those of the Target Fund.

•	The Board Members considered that TAM is the adviser to the Target Fund and the Destination Fund but that the Target Fund has two investment sub-advisers, each of which is different from the sole investment sub-adviser of the Destination Fund, and that the investment sub-adviser(s) of each Fund can be replaced without shareholder approval.

Other Considerations

•	The Board Members considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Board Members considered that the portfolio managers of the combined Destination Fund may conclude that a significant number of holdings of the Target Fund may not be consistent with the combined Destination Fund’s long-term investment strategy, and may dispose of such positions, but that TAM represented that portfolio transition should not have a material adverse effect on the Funds and their shareholders and, furthermore, represented that, as of June 30, 2009, all securities held by the Target Fund would comply with the investment policies and restrictions of the Destination Fund.

CAPITALIZATION

The following table sets forth the capitalization of the Target Fund and the Destination Fund as of August 31, 2009 and the pro forma combined capitalization of the combined Destination Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Funds between August 31, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Funds during that period resulting from income and distributions, and changes in the accrued liabilities of both Funds during the same period.

			Combined
			Transamerica
	Transamerica	Transamerica	Partners
	Partners	Partners	Institutional Core
	Institutional Total	Institutional Core	Bond
	Return Bond	Bond	(Pro Forma)

Net Assets	$84,343,480	$470,551,941	$554,895,421
Net Asset Value Per Share	$9.33	$10.44	$10.44
Shares Outstanding	9,043,274	45,090,209	53,151,481

It is impossible to predict with any certainty how many shares of the Destination Fund will actually be received and distributed by your Target Fund on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Fund shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Fund values its securities, financial highlights information for each Fund and ownership of shares of the Funds, please see the sections immediately following the discussion of this Reorganization 6.

OTHER IMPORTANT INFORMATION
CONCERNING THE REORGANIZATIONS

Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward its net capital losses for a period of up to eight taxable years. Each Target Fund is presently entitled to net capital loss carryforwards for federal income tax purposes in the amounts set forth below. Certain Funds currently hold assets with significant net unrealized losses. Each Reorganization may result in limitations on the applicable Destination Fund’s ability to use carryforwards of the corresponding Target Fund and, potentially, unrealized capital losses inherent in the tax basis of the assets acquired. Those limitations, imposed by Section 382 of the Code, may apply if the shareholders of the Target Fund own less than 50% of the corresponding Destination Fund immediately after the applicable Reorganization, and will be imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limit. The annual Section 382 limitation for periods following a Reorganization that are subject to such a limitation generally will equal the product of the net asset value of the applicable Target Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service (“IRS”), in effect at the time of the Reorganization.

As of December 31, 2008, the Target Funds had the following unused capital loss carryforwards:

	Expiring	Expiring in	Expiring	Expiring	Expiring	Expiring	Expiring	Expiring in
Fund	in 2009	2010	in 2011	in 2012	in 2013	in 2014	in 2015	2016	Total

Transamerica Partners Value	—	—	—	—	—	—	—	$24,432,543	$24,432,543
Transamerica Partners Institutional Value	—	—	—	—	—	—	—	$24,545,065	$24,545,065
Transamerica Partners Growth	—	$33,061,758	—	—	—	—	—	$18,228,192	$51,289,950
Transamerica Partners Institutional Growth	—	—	—	—	—	—	—	$23,514,020	$23,514,020
Transamerica Partners Total Return Bond	—	—	—	—	—	—	—	—	—
Transamerica Partners Institutional Total Return Bond	—	—	—	—	—	—	—	—	—

Each applicable Reorganization may affect the use of these loss carryforwards in the following manner: (1) the loss carryforwards, to the extent utilizable, will benefit the shareholders of the combined Destination Fund, rather than only the shareholders of the applicable Target Fund; (2) if limited by the Section 382 rules described above, the amount of a Target Fund’s capital loss carryforwards (and, potentially, unrealized capital losses, to the extent realized within five years) that can be utilized in any taxable year will be limited to the product of the long-term tax-exempt rate at the time of the Reorganization and the aggregate net asset value of the Target Fund at the time of Reorganization; and (3) if your Target Fund’s Reorganization closes on a date other than its regular year end, it will cause the Target Fund’s capital loss carryforwards to expire earlier than the time they otherwise would have expired. These rules may cause a significant percentage of one or more Target Fund’s tax capital loss carryforwards to expire unutilized.

If a Destination Fund or Target Fund has a net unrealized gain inherent in its assets at the time of the applicable Reorganization, then, under certain circumstances, the combined Destination Fund may not offset that gain, to the extent realized within five years of the applicable Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward or net operating loss of that Destination Fund or Target Fund, as applicable) or, in certain cases, by a net unrealized loss inherent at the time of the applicable Reorganization in the assets of the other Fund involved in the Reorganization.

By reason of the foregoing rules, you may pay more taxes, or pay taxes sooner, than you otherwise would if your Target Fund’s Reorganization did not occur.

Since the Reorganizations are not expected to close until November 20, 2009 and November 27, 2009, as applicable, the capital loss carryforwards and limitations described above may change between now and the completion of the Reorganizations. Further, the ability of each Destination Fund to use these losses (even in the absence of a Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.

PORTFOLIO SECURITIES

If a Reorganization is effected, management will analyze and evaluate the portfolio securities of the Target Fund being transferred to the corresponding Destination Fund. Consistent with each Destination Fund’s investment goal or goals and investment strategies and policies, any restrictions imposed by the Code and in the best interests of each Destination Fund’s shareholders (including former shareholders of the corresponding Target Fund), management will influence the extent and duration to which the portfolio securities of the corresponding Target Fund will be maintained by the Target Fund. It is possible that there may be dispositions of some of the portfolio securities of one or both Target Funds following the Reorganizations. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by each combined Destination Fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the combined Destination Fund’s ability to use any available tax loss carryforwards. The disposition of portfolio securities also may result in significant brokerage expense to the combined Destination Fund.

TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations

•	Each Target Fund will transfer all of its property and assets to the corresponding Destination Fund. In exchange, each Destination Fund will assume all of the liabilities of the corresponding Target Fund and issue shares, as described below.

•	In each Reorganization, the applicable Destination Fund will issue a number of its shares to the corresponding Target Fund on the applicable Closing Date having an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares.

•	Shares of each Destination Fund will then be distributed on the applicable Closing Date to the corresponding Target Fund’s shareholders in complete liquidation of the Target Fund in proportion to the relative net asset value of their holdings of the shares of the Target Fund. Therefore, on the applicable Closing Date, upon completion of the applicable Reorganization, each Target Fund shareholder will hold shares of the corresponding Destination Fund with the same aggregate net asset value as its holdings of the shares of the Target Fund immediately prior to the Reorganization. The net asset value attributable to the shares of a Target Fund will be determined using the Target Fund’s valuation policies and procedures and the net asset value attributable to the shares of a Destination Fund will be determined using the Destination Fund’s valuation policies and procedures. The portfolio assets of each Target Fund and corresponding Destination Fund are valued using the same valuation policies and procedures.

•	Each Target Fund will be terminated after the applicable Closing Date.

•	The consummation of a particular Reorganization is not contingent on the consummation of any other Reorganization.

•	Each Fund invests using the master/feeder structure. In each Reorganization, the Target Fund will transfer its interest in its underlying master fund to the Destination Fund. Through a series of steps, the assets of the underlying master funds will be combined so that they are held by the Destination Fund’s original underlying master fund.

•	No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganizations. Following a Reorganization, shareholders of the applicable Target Fund will be subject to the fees and expenses of the corresponding Destination Fund.

•	Following the Reorganizations, TAM will continue to act as investment adviser to each Destination Fund, AJO will continue to serve as sub-adviser for Transamerica Partners Large Value and Transamerica Partners Institutional Large Value, Jennison, OFII and Wellington Management will continue to serve as sub-advisers for Transamerica Partners Large Growth and Transamerica Partners Institutional Large Growth and BlackRock will continue to serve as sub-adviser for Transamerica Partners Core Bond and Transamerica Partners Institutional Core Bond.

•	The exchange of Target Fund shares for Destination Fund shares in a Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder. The Reorganizations generally will not result in the recognition of gain or loss for federal income tax purposes by any Target Fund or Destination Fund.

Agreement and Plan of Reorganization

The Board of the Trusts has approved each Reorganization with respect to the applicable Target Fund and Destination Fund. A copy of the form of the Agreement and Plan of Reorganization for each Reorganization (each, a “Plan”), which is incorporated herein by this reference, is attached to this Information Statement/Prospectus as Exhibit A. The description of the Plans contained herein, which includes the material provisions of the Plans, is qualified in its entirety by the attached copy.

Determination of Net Asset Value.  In each Reorganization, the applicable Destination Fund will deliver to the corresponding Target Fund a number of full and fractional Destination Fund shares with an aggregate net asset value equal to the net asset value of the corresponding Target Fund’s shares. The net asset value per share of such Destination Fund shall be computed using the Destination Fund’s valuation procedures and the net asset value per share of such Target Fund shall be computed using the Target Fund’s valuation policies and procedures. The number of full and fractional Destination Fund shares shall be determined by dividing the value of the Target Fund’s net assets by the net asset value of one share of the corresponding Destination Fund’s shares (see Section 1.1 of the form of Plan attached as Exhibit A).

Conditions to Closing a Reorganization.  The obligation of each Fund to consummate a given Reorganization is subject to the satisfaction of certain conditions, including the Fund’s performance of all its obligations under the Plan, the receipt of certain documents and financial statements from the subject Target Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 6 and 7 of the form of Plan attached as Exhibit A). The consummation of one Reorganization is not contingent on the consummation of any other Reorganization.

The obligations of a Destination Fund and the corresponding Target Fund are subject to the receipt of a favorable opinion of Bingham McCutchen LLP as to the United States federal income tax consequences of the Reorganizations (see Section 8.5 of the form of Plan attached as Exhibit A).

Termination of a Plan.  The Target Board or the Destination Board may terminate a Plan at any time before the Closing Date, if such Board believes that proceeding with the Plan is inadvisable with respect to the subject Target Fund or Destination Fund, respectively. Any such termination will be effective when communicated to the other party (see Section 12 of the form of Plan attached as Exhibit A).

Expenses of the Reorganizations.  The expenses incurred in connection with the Reorganizations will be shared equally by TAM, on the one hand, and, subject to certain limitations, the Target Funds and Destination Funds, on the other, provided that expenses will be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a tax-free reorganization (see Section 10.2 of the form of Plan attached as Exhibit A).

Sub-Advisers

The Board of each Target Fund has approved, with respect to the Target Fund and in connection with the applicable Reorganization, (i) the termination of the existing Investment Sub-Advisory Agreement with each current sub-adviser of the Target Fund, and (ii) the terms of a new Investment Sub-Advisory Agreement with each sub-adviser of the corresponding Destination Fund. Immediately prior to each Reorganization, the corresponding Destination Fund’s sub-adviser(s) will replace each Target Fund’s current sub-adviser(s) as sub-adviser(s) for the Target Fund.

TAX STATUS OF EACH REORGANIZATION

Each Reorganization is conditioned upon the receipt by the Target Company and the Destination Trust of an opinion from Bingham McCutchen LLP, counsel to the Funds, substantially to the effect that, for federal income tax purposes:

•	The transfer of all of the applicable Target Fund’s assets to the Destination Fund in exchange solely for the issuance of the Destination Fund shares to the Target Fund and the assumption of the Target Fund’s liabilities by the Destination Fund, followed by the distribution of the Destination Fund shares to the Target Fund shareholders in complete liquidation of the Target Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Funds will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	No gain or loss will be recognized by the applicable Destination Fund upon receipt of the assets of the corresponding Target Fund and the assumption by such Destination Fund of all of the liabilities of the Target Fund;

•	The tax basis of the assets of the applicable Target Fund in the hands of the corresponding Destination Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately before the transfer of the assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer;

•	The holding period of each asset of the applicable Target Fund in the hands of the corresponding Destination Fund will include the period during which the asset was held by the Target Fund (except where investment activities of the Destination Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•	No gain or loss will be recognized by the applicable Target Fund upon the transfer of its assets to the corresponding Destination Fund in exchange for the Destination Fund shares and the assumption by such Destination Fund of all of the liabilities of the Target Fund, or upon the distribution of the Destination Fund shares by the Target Fund to its shareholders in complete liquidation, except for (1) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (2) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, or (3) any other gain or loss that may be required to be recognized as a result of the closing of the Target Fund’s taxable year or upon transfer of an asset regardless of whether the transfer would otherwise be a non-taxable transaction under the Code;

•	No gain or loss will be recognized by the applicable Target Fund shareholders upon the exchange of their Target Fund shares solely for the shares of the corresponding Destination Fund as part of the Reorganization;

•	The aggregate tax basis of the applicable Destination Fund shares received by each shareholder of the corresponding Target Fund in connection with the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund surrendered in exchange therefor; and

•	The holding period of applicable Destination Fund shares received by a Target Fund shareholder will include the holding period of the shares of the Target Fund that were surrendered in exchange therefor, provided that the shareholder held the Target Fund shares as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of the Target Company, on behalf of the applicable Target Fund, and of the Destination Trust, on behalf of the applicable Destination Fund.

No tax ruling has been or will be received from the IRS in connection with each Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Immediately prior to the Reorganization, each Target Fund will declare and pay a dividend, which, together with all previous dividends, is intended to have the effect of distributing to the Target Fund shareholders all of the Target Fund’s investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), all of its net tax-exempt income and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). The amount of such distributions to the shareholders of each Target Fund is estimated as of August 31, 2009 to be as set forth in the table below. The amounts set forth in the table below are estimates of the applicable Target Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt income and net capital gain as if its taxable year ended on the Closing Date. Any amount actually distributed to a Target Fund’s shareholders immediately prior to the applicable Reorganization may be higher or lower than the amount set forth in the table below.

Distribution Amount
Fund	(per Share)

Transamerica Partners Value	$0.0212
Transamerica Partners Institutional Value	$0.0286
Transamerica Partners Growth	$0.0010
Transamerica Partners Institutional Growth	$0.0028
Transamerica Partners Total Return Bond	$0.0851
Transamerica Partners Institutional Total Return Bond	$0.0969

Such distributions may result in taxable income to a Target Fund shareholder.

The foregoing discussion is very general. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. Except as expressly set forth above, this discussion does not address any state, local or foreign tax consequences of the Reorganizations. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

Each Fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. The following table lists the fundamental investment restrictions for each Target Fund and each Destination Fund, which are the same for each Fund and also apply to each Fund’s underlying Portfolio. For a more complete discussion of each Fund’s other investment policies and fundamental and non-fundamental investment restrictions, please see the statement of additional information for this Information Statement/Prospectus.

	Transamerica Partners Value	Transamerica Partners Large Value
	Transamerica Partners Institutional Value	Transamerica Partners Institutional Large Value
	Transamerica Partners Growth	Transamerica Partners Large Growth
	Transamerica Partners Institutional Growth	Transamerica Partners Institutional Large Growth
	Transamerica Partners Total Return Bond	Transamerica Partners Core Bond
	Transamerica Partners Institutional Total Return Bond	Transamerica Partners Institutional Core Bond

Borrowing	Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Senior Securities	Each Fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Underwriting	Each Fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, (the “Securities Act”) except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act, the Fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment goal(s), investment policies and investment program.

Real Estate	Each Fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, each Fund may, among other things, (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

Lending	Each Fund may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Concentration	Each Fund may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities.

Commodities	Each Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Diversification	No stated policy. However, each Fund is currently classified as a diversified fund under the 1940 Act. This means that each Fund may not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or any certificate of deposit thereof, and securities of other investment companies) if, as a result, with respect to 75% of the value of its total assets, (a) more than 5% of the value of each Fund’s total assets would be invested in securities of that issuer, or (b) each Fund would hold more than 10% of the outstanding voting securities of that issuer. The 1940 Act requires any change from diversified to non-diversified status of a Fund to be approved in advance by Fund shareholders.

BUYING, SELLING AND EXCHANGING OF FUND SHARES

The following sets forth how shareholders may buy, sell and exchange shares of the Funds and how each of the Funds determines its net asset value.

	Transamerica Partners Value	Transamerica Partners Large Value
	Transamerica Partners Institutional Value	Transamerica Partners Institutional Large
	Transamerica Partners Growth	Value Transamerica Partners Large
	Transamerica Partners Institutional	Growth Transamerica Partners
	Growth Transamerica Partners Total	Institutional Large Growth Transamerica
	Return Bond Transamerica Partners	Partners Core Bond Transamerica Partners
	Institutional Total Return Bond	Institutional Core Bond

Buying Shares	Shares of the Transamerica Partners Value, Transamerica Partners Growth, Transamerica Partners Total Return Bond, Transamerica Partners Large Value, Transamerica Partners Large Growth and Transamerica Partners Core Bond are available to individual and institutional investors through certain retirement plans.

Shares of the Transamerica Partners Institutional Value, Transamerica Partners Institutional Growth, Transamerica Partners Institutional Total Return Bond, Transamerica Partners Institutional Large Value, Transamerica Partners Institutional Large Growth and Transamerica Partners Institutional Core Bond are available to institutional investors through certain retirement plans.

“Certain retirement plans” include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans, and IRAs. Shares may be purchased through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Plans may prohibit purchases or redemptions of Fund shares during certain circumstances, such as a change in plan administrators. Consult your plan administrator for more information.

Each Fund’s shares are sold without a sales charge. Purchases may be made Monday through Friday, except on certain holidays. Shares are purchased at net asset value the next time it is calculated after your investment is received in good order and is accepted by the transfer agent. The Funds reserve the right to reject any purchase orders or to suspend offering Fund shares at any time.

You may purchase shares in a Fund through the transfer agent directly or by authorizing your retirement plan to purchase shares on your behalf. See your plan administrator, recordkeeper, or authorized financial intermediary, to obtain purchase instructions if you are a participant in a retirement plan. Plans which include fixed investment options may restrict or prohibit the purchase of shares of certain of the Funds with monies withdrawn from those fixed investment options.

Minimum Initial and Subsequent Investment	The minimum initial investment is $5,000. The Funds are currently waiving this minimum. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.

	Transamerica Partners Value	Transamerica Partners Large Value
	Transamerica Partners Institutional Value	Transamerica Partners Institutional Large
	Transamerica Partners Growth	Value Transamerica Partners Large
	Transamerica Partners Institutional	Growth Transamerica Partners
	Growth Transamerica Partners Total	Institutional Large Growth Transamerica
	Return Bond Transamerica Partners	Partners Core Bond Transamerica Partners
	Institutional Total Return Bond	Institutional Core Bond

Selling Shares	On any business day, you may sell (redeem) all or a portion of your shares. Your transaction will be processed at the applicable Fund’s net asset value the next time it is calculated after your redemption request in good order is received by the transfer agent. Redemption proceeds normally will be paid or mailed within seven days. A redemption is treated as a sale for tax purposes, and will generally result in taxable gain or loss in a non-tax-sheltered account.

Each Fund reserves the right to delay delivery of your redemption proceeds up to 7 days. Participants in a retirement plan or IRA program should obtain redemption instructions from their plan administrator, recordkeeper, or authorized financial intermediary. If you purchased shares directly through the transfer agent, see “Selling Shares” under “Additional Information about the Destination Funds” below.

A signature guarantee is required for the following:

• any redemption by mail if the proceeds are to be paid to someone else or are to be mailed to an address other than your address of record;

• any redemption by mail if the proceeds are to be wired to a bank;

• any redemption request for more than $50,000; and

• requests to transfer registration of shares to another owner.

At the Funds’ discretion signature guarantees may also be required for other redemptions. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to see if it has this capability. A signature guarantee is not the same as a notarized signature.

Exchanging Shares	On any business day you may exchange all or a portion of your shares in a Fund for shares of any other available fund offered in the same prospectus as such Fund. To make exchanges, please follow the procedures for sales described above under “Selling Shares.” Plan participants or IRA holders should contact their plan administrator, recordkeeper, or authorized financial intermediary. Exchanges are processed at net asset value the next time it is calculated after your exchange request in good order is received and approved by the transfer agent. The Funds reserve the right to reject any exchange request or to modify or terminate the exchange privilege at any time. An exchange is the sale of shares of one Fund and purchase of shares of another, and will generally result in taxable gain or loss in a non-tax-sheltered account.

	Transamerica Partners Value	Transamerica Partners Large Value
	Transamerica Partners Institutional Value	Transamerica Partners Institutional Large
	Transamerica Partners Growth	Value Transamerica Partners Large
	Transamerica Partners Institutional	Growth Transamerica Partners
	Growth Transamerica Partners Total	Institutional Large Growth Transamerica
	Return Bond Transamerica Partners	Partners Core Bond Transamerica Partners
	Institutional Total Return Bond	Institutional Core Bond

Net Asset Value	Each Fund’s net asset value is the value of its assets minus its liabilities. The price of a Fund’s shares is based on its net asset value. Each Fund calculates its net asset value every day the New York Stock Exchange (the “NYSE”) is open. The NYSE is closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and during emergencies. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern Time). Trading may take place in foreign securities held by a Fund on days when the Fund is not open for business. As a result, a Fund’s net asset value may be impacted on days on which it is not possible to purchase or sell shares of the Fund.

Distributions	As a Fund shareholder, you are entitled to your share of a Fund’s net income and gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions at least annually. When a Fund earns dividends from stocks, interest from bonds and other debt securities, and net short-term capital gains from the sale of securities and distributes those earnings to shareholders, it is called a dividend distribution. A Fund realizes long-term capital gains when it sells securities that it has held for more than one year for a higher price than it paid. When these gains (to the extent they exceed losses from sales of securities) are distributed to shareholders, it is called a capital gain distribution.

Each Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

You will receive all distributions from a Fund in additional shares of the same Fund issued at net asset value unless you request otherwise in writing.

ADDITIONAL INFORMATION ABOUT THE DESTINATION FUNDS

The following sets forth additional information about the Destination Funds and is also applicable to the Target Funds.

Investment Adviser

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser for the Destination Funds and each of the underlying Portfolios in which the Destination Funds invest. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser. TAM provides general supervision of the sub-advisers, subject to policies set by the Trustees. TAM provides general supervision of a Destination Fund’s investment in its underlying Portfolio, subject to policies set by the Trustees. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of each Destination Fund, and are paid at the rates previously shown in this Information Statement/Prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by

The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

The Destination Funds and their underlying Portfolios may rely on an Order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a Destination Fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

A discussion regarding the basis of the Board’s approval of the advisory agreements of TAM and the continuance of the subadvisory agreements with the sub-advisers is available in the Destination Funds’ annual reports to shareholders for the fiscal year ended December 31, 2008, and semi-annual reports to shareholders for the six-month period ended June 30, 2009.

As of June 30, 2009, TAM’s assets under management were approximately $37,346,326,030.

Sub-Advisers

The sub-advisers are responsible for the daily management of the Portfolios underlying the Destination Funds. TAM provides general supervision of the sub-advisers.

Following is a brief description of the sub-advisers, including information they have provided about certain of their investment personnel. The Destination Funds’ statement of additional information contains additional information about the compensation of such persons, other accounts managed by each such person, and each such person’s ownership of securities of the Destination Funds with respect to which such person has or shares management responsibility.

Transamerica Partners Large Value.  AJO was founded in 1984 and became a registered investment adviser on December 11, 1984. AJO is owned and operated by twelve principals, with experience spanning portfolio management, security analysis, trading, consulting, public accounting, compliance and econometrics. The principal business address of AJO is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102.1

Transamerica Partners Large Growth.  Jennison has provided has provided investment advisory services since 1969. The principal business address of Jennison is 466 Lexington Avenue, New York, New York 10017.2

1 Effective December 31, 2008, TAM terminated its Investment Sub-Advisory Agreements with AllianceBernstein L.P. and TCW Investment Management Company with respect to the Transamerica Partners Large Value Portfolio, the underlying mutual fund in which all of the assets of Transamerica Partners Large Value and Transamerica Partners Institutional Large Value are invested, and entered into a new Investment Sub-Advisory Agreement with AJO.
2 Effective September 16, 2009, TAM terminated its Investment Sub-Advisory Agreement with Marsico Capital Management, LLC with respect to the Transamerica Partners Large Growth Portfolio, the underlying mutual fund in which all of the assets of Transamerica Partners Large Growth and Transamerica Partners Institutional Large Growth are invested, and entered into a new Investment Sub-Advisory Agreement with Jennison. OFII and Wellington Management will continue to serve as sub-advisers to the Transamerica Partners Large Growth Portfolio.

OFII is a subsidiary of OppenheimerFunds, Inc. OFII has been registered with the SEC as an investment adviser since 2001. The principal business address of OFII is 2 World Financial Center, 225 Liberty Street, New York, New York 10281-1008.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

Transamerica Partners Core Bond.  BlackRock, a Delaware corporation, is an indirect wholly-owned subsidiary of BlackRock, Inc., a provider of global investment management and risk management products, with $1.31 trillion in assets under management as of December 31, 2008. BlackRock is a registered investment adviser organized in 1994. The principal business address of BlackRock is 40 East 52nd Street, New York, New York 10022.

Distributor, Custodian and Transfer Agent

TCI, 4600 South Syracuse Street, Suite 1100, Denver, CO 80237, is each Destination Fund’s distributor. See “Distribution Arrangements” below.

State Street Bank & Trust Company acts as the custodian of each Destination Fund’s and its Portfolio’s assets (the “Custodian”). The Custodian’s responsibilities include safeguarding and controlling the cash and securities of each Destination Fund and its Portfolio, handling the receipt and delivery of securities, determining income and collecting interest on the investments of each Destination Fund and its Portfolio, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Destination Fund and its Portfolio. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and the Trust and the Portfolios’ Trusts.

Transamerica Fund Services, Inc. (“TFS”) is each Destination Fund’s transfer agent. TFS maintains an account for each shareholder of a Destination Fund, performs other transfer agency functions, and acts as dividend disbursing agent for each Destination Fund. The Destination Funds do not pay any additional compensation to TFS for transfer agency services.

TCI and TFS are affiliates of AEGON USA. Certain officers and Trustees of the Destination Funds are also officers and/or directors of TAM, TFS and TCI.

Disclosure of Portfolio Holdings

A detailed description of each Destination Fund’s policies and procedures with respect to the disclosure of the Destination Fund’s portfolio securities is available in the Funds’ statement of additional information. Subject to the provisions relating to “ongoing arrangements” discussed the Funds’ statement of additional information, TAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale once it is 25 days old after calendar quarter-end. This passage of time prevents a third party from benefiting from an investment decision made by a Destination Fund that has not been fully reflected by the market. For the purposes of the policy, the term “ongoing arrangement” is interpreted to include any arrangement, whether oral or in writing, to provide portfolio holdings information to any person or entity more than once, but excluding any arrangement to provide such information once its considered stale under the policy.

Each Destination Fund’s complete list of holdings (including the size of each position) may be made available to retirement plan sponsors, insurance companies, investors, potential investors and third parties with simultaneous public disclosure at least 25 days after calendar quarter-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, posting the information to the Funds’ internet site that is accessible by the public, or through public release by a third party vendor.

Buying, Selling and Exchanging Destination Fund Shares

Buying Shares.  Initial and subsequent purchases may be made by check or wire transfer. Checks should be in U.S. dollars and drawn on a U.S. bank.

Checks for shares of any of Transamerica Partners Large Value, Transamerica Partners Large Growth and Transamerica Partners Core Bond should be made payable to “Transamerica Partners Funds Group” and mailed to:

Transamerica Partners Funds Group
c/o Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945

Checks for shares of any of Transamerica Partners Institutional Large Value, Transamerica Partners Institutional Large Growth and Transamerica Partners Institutional Core Bond should be made payable to “Transamerica Partners Funds Group II” and mailed to:

Transamerica Partners Funds Group II
c/o Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945

In the case of an initial purchase, the check must be accompanied by a completed Account Application. If shares are purchased with a check that does not clear, the purchase will be canceled and any losses or fees incurred in the transaction will be the responsibility of the investor. If shares are purchased with a check and a redemption request relating to such shares is received within fifteen days of such purchase, the redemption proceeds will be paid only when the check clears.

If you would like to purchase shares in a Destination Fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions and direct your bank to transmit immediately available funds in accordance with such instructions. Investors who make initial purchases by wire transfer must complete an Account Application and mail it to the Trust (in case of a purchase of a Destination Fund) at the address above.

Selling Shares.  Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer.

Redemption requests by mail must specify the dollar amount or number of shares to be redeemed, the account number and the name of the Destination Fund. The redemption request must be signed in exactly the same way that the account is registered. If there is more than one owner of the shares, each owner must sign the redemption request.

Requests to redeem shares in any of Transamerica Partners Large Value, Transamerica Partners Large Growth and Transamerica Partners Core Bond should be mailed to Trust I at:

Transamerica Partners Funds Group
c/o Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945

Requests to redeem shares in any of Transamerica Partners Institutional Large Value, Transamerica Partners Institutional Large Growth and Transamerica Partners Institutional Core Bond should be mailed to Trust II at:

Transamerica Partners Funds Group II
c/o Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945

You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The Destination Funds reserve the right to refuse telephone redemptions and may limit the number of telephone redemptions or the amount that can be redeemed by telephone at any time.

Exchanging Shares.  On any business day you may exchange all or a portion of your shares in a Destination Fund for shares of any other available fund that is offered in such Destination Fund’s prospectus. To make exchanges, please follow the procedures for sales described above under “Selling Shares.” Plan participants or IRA holders should contact their plan administrator, recordkeeper, or authorized financial intermediary. Exchanges are processed at net asset value the next time it is calculated after your exchange request in good order is received and approved by the transfer agent. The Destination Funds reserve the right to reject any exchange request or to modify or terminate the exchange privilege at any time. An exchange is the sale of shares of one fund and purchase of shares of another, and will generally result in taxable gain or loss in a non-tax-sheltered account.

Shareholder Services and Policies

Redemption proceeds

The Destination Funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities with a fair market value equal to the redemption price. In these cases, you might incur brokerage costs in converting the securities to cash.

Your right to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, any period when an emergency exists and any time the SEC permits mutual funds to postpone payments for the protection of investors.

Involuntary redemptions

If your account balance falls below $1,000 as a result of a redemption or exchange, your account may be closed and the proceeds sent to you. You will be given notice before this occurs.

Telephone or internet transactions

You may initiate redemptions and exchanges by telephone or via internet. The Destination Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the person are followed. During periods of extreme market volatility or activity, severe weather or abnormal circumstances, it may be difficult for you to reach a representative of the Destination Funds by telephone or via internet. In that case, please consider an alternative transaction method.

Address changes

To change the address on your account contact your plan administrator, recordkeeper, or authorized financial intermediary or call 1-888-233-4339. You may also send a written request signed by all account owners. Include the name of your Destination Fund(s), the account numbers(s), the name(s) on the account and both the old and new addresses.

Registration changes

To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, contact your plan administrator, recordkeeper, or authorized financial intermediary or call 1-888-233-4339. If your shares are held of record by a financial institution, contact that financial institution for ownership changes.

Statements and Reports

The Destination Funds will send you a confirmation statement quarterly reflecting regularly scheduled contributions and other transactions affecting your account. The Destination Funds will also send you a confirmation statement after every transaction that affects your account registration. Information regarding the tax status of income dividends and capital gains distributions will be mailed to investors with non-tax-sheltered accounts early each year.

Financial reports for the Destination Funds will be mailed semiannually to all shareholders.

Net Asset Value.  Net asset value per share for each Destination Fund is calculated by dividing the total value of the Destination Fund’s securities and other assets, less liabilities, by the total number of shares outstanding. Securities are valued at market value or, if a market quotation is not readily available, using fair value determined in good faith under procedures established by and under the supervision of the Trustees. Foreign securities are normally valued based on quotations from the primary market in which they are traded, and converted from the local currency into U.S. dollars using current exchange rates. Money market instruments maturing within sixty days are valued at amortized cost, which approximates market value.

Each Destination Fund generally values its portfolio securities based on market prices or quotations. When market prices or quotations are not readily available or are believed to be not reliable, a Destination Fund may price those securities using fair value procedures approved by the Board. A Destination Fund may also use fair value procedures to price securities if it determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which the Destination Fund’s net asset value is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the Destination Fund’s net asset value is calculated). When a Destination Fund uses fair value procedures to price securities it may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.

The market price for certain debt obligations and derivative securities is generally the price supplied by an independent third party pricing service. Such a pricing service may use market prices or quotations, or a variety of fair value techniques and methodologies, to provide a price for a debt obligation or a derivative. The prices that each Destination Fund uses may differ from the amounts that would be realized if the securities were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Short-term investments that have a maturity of more than 60 days generally are valued based on market prices or quotations. Short-term investments that have a maturity of 60 days or less are valued at amortized cost. Using this method, each Destination Fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the Destination Fund.

Distribution Arrangements

Under a Distribution Plan which has been adopted pursuant to Rule 12b-1 under the 1940 Act, each Destination Fund may pay monthly fees at an annual rate of up to 0.25% of the Destination Fund’s average daily net assets. These fees may be used by TCI to pay for its services or for advertising, marketing or other promotional activities. In addition, TCI or an affiliate may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. TAM or an affiliate may make similar types of payments under similar arrangements. The amount of these payments is determined by TCI, TAM or their affiliates, as applicable, and may be substantial.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include a Destination Fund’s distributor, broker-dealers, financial institutions and other intermediaries through which investors may purchase shares of a Destination Fund, or employee benefit plans that include the Destination Fund as an investment option. Such payments could influence the decision of a recipient, or its employees or associated persons, to recommend or sell shares of a Destination Fund, or to include the Destination

Fund as an investment option, in lieu of another investment. Investors should contact their financial intermediary for details about revenue sharing payments it may receive.

Distribution Fees.  Distribution fees, also called 12b-1 fees, are fees that are deducted from Destination Fund assets and are used to compensate those financial professionals who sell Destination Fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time, you may pay more than if you had paid other types of sales charges.

Brokerage Transactions.  Each Destination Fund’s advisers may use brokers or dealers for Destination Fund transactions who also provide brokerage and research services to the Destination Fund or other accounts over which the advisers exercise investment discretion. A Destination Fund may “pay up” for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Destination Fund will “pay up” only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

Investment Structure

Each Destination Fund invests in securities through an underlying Portfolio having the same investment goal(s) and strategies. A Destination Fund may stop investing in its underlying Portfolio at any time, and will do so if the Destination Fund’s Trustees believe that to be in the best interests of the Destination Fund’s shareholders. The Destination Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities. If a Destination Fund were to stop investing in its underlying Portfolio, the Destination Fund could receive securities from the underlying Portfolio instead of cash, causing the Destination Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

Tax Matters

This discussion of U.S. federal income taxes is for general information only. You should consult your own tax adviser about your particular situation and the status of your account under foreign, state and local laws.

As long as a Destination Fund qualifies for treatment as a regulated investment company (which each has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.

Taxes on Distributions.  If you are otherwise subject to U.S. federal income taxes, you will normally have to pay federal income taxes on the distributions you receive from a Destination Fund, whether you take the distributions in cash or in additional shares. Distributions from net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) ordinarily will be taxable as long-term capital gains. Distributions of a Destination Fund’s qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate for taxable years beginning on or before December 31, 2010, provided that they are designated by the Destination Fund as qualified dividend income and provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from U.S. corporations; dividends from certain foreign corporations will also qualify. Other distributions, including distributions of net short-term capital gain, are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December.

Early each year, each Destination Fund will notify its shareholders of the amount and tax status of distributions paid to shareholders for the preceding year.

Fund distributions will reduce a Destination Fund’s net asset value per share. As a result, if you are otherwise subject to U.S. federal income taxes, and you buy shares in a Destination Fund just before the Destination Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Taxes on Sales or Exchanges.  If you are otherwise subject to federal income taxes, any time you sell or exchange shares of a Destination Fund, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

Other Tax Matters.  Retirement plans that invest in a Destination Fund and satisfy applicable Code conditions generally will not be subject to federal tax liability on either distributions from a Destination Fund or redemptions or exchanges of shares of a Destination Fund. Participants in these retirement plans will be taxed when they take distributions from the plan in accordance with Code rules.

If you are neither a citizen nor a resident of the United States, each Destination Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. For Destination Fund taxable years beginning on or before December 31, 2009, 30% withholding will not be imposed on any dividends designated as interest-related dividends or short-term capital gain dividends.

Each Destination Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on dividends, redemption proceeds, and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to that Destination Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the withholding applicable to shareholders who are neither citizens nor residents of the United States.

Frequent Purchases and Sales of Fund Shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a Fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the Fund’s long term shareholders. For example, in order to handle large flows of cash into and out of a Fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment goal(s). Frequent trading may cause a Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a Fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other Funds could also be affected.

Because of the potential harm to the Funds and their long term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, a Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but each Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what TAM believes to be market timing, TAM will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that TAM believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity.

The Funds’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. The Funds’ distributor and/or administrator has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. Shareholders should be aware, however, that any surveillance techniques currently employed by the Funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts.

As noted above, if a Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long term shareholders, may be harmed. In addition, because the Funds have not adopted any specific limitations or restrictions on the trading of Fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes. The Funds will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of Fund shares that the Board may adopt in the future. Because the Funds apply their policies and procedures in a discretionary manner, different shareholders may be treated differently, which could result in some shareholders being able to engage in frequent trading while others bear the costs and effects of that trading.

Additionally, the Funds have adopted policies and procedures to prevent the selective release of information about the Funds’ portfolio holdings, as such information may be used for market-timing and similar abusive practices. A description of the Funds’ policies and procedures with respect to the disclosure of portfolio securities is contained in the Funds’ statement of additional information.

Temporary Defensive Strategies

For temporary defensive purposes, a Destination Fund may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a Destination Fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a Destination Fund assumes a temporary defensive position it may not be able to achieve its investment goal(s).

FINANCIAL HIGHLIGHTS

The following tables show the financial performance of each Fund for the past five fiscal years and the most recent semi-annual period (or periods during which a Fund has been in operation, if less than five years). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial information in the following table, and the notes thereto, for the six months ended June 30, 2009 is unaudited. The information for the remaining periods shown has been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm for the Funds, whose reports thereon are included in Trust I’s and Trust II’s annual reports to shareholders for the fiscal year ended December 31, 2008. Each Trust’s annual report is incorporated into this Information Statement/Prospectus by reference. Copies of each Trust’s annual report may be obtained without charge by calling 1-888-233-4339.

For a share outstanding throughout each period

	Transamerica Partners Value
	Six Months
	Ended
	June 30,		Year Ended		Year Ended		Year Ended		Year Ended
	2009		December 31,		December 31,		December 31,		December 31,
	(Unaudited)		2008		2007		2006		2005(a)

Net Asset Value, Beginning of Period	$4.80		$9.24		$11.58		$10.69		$10.00

Income (Loss) from Investment Operations
Net investment income(b)	0.05		0.15		0.12		0.10		0.09
Net realized and unrealized gains (losses) on investments	0.51		(4.44)		(1.45)		1.49		0.64

Total income (loss) from investment operations	0.56		(4.29)		(1.33)		1.59		0.73

Dividends and Distributions from:
Net investment income	(0.05)		(0.15)		(0.11)		(0.08)		(0.04)
Net realized gains on investments	—		—		(0.90)		(0.62)		(0.00	)(c)
Tax return of capital(d)	—		(0.00	)(c)	(0.00	)(c)	—		—

Total dividends and distributions	(0.05)		(0.15)		(1.01)		(0.70)		(0.04)

Net Asset Value, End of Period	$5.31		$4.80		$9.24		$11.58		$10.69

Total Return	11.77%		(46.87)%		(11.54)%		14.98%		7.27%

Net Assets, End of Period	$26,447,892		$32,106,180		$70,120,752		$54,247,573		$16,845,098

Ratios to Average Net Assets
Expenses, including the Series Portfolio	1.32	%(e)	1.21%		1.18%		1.40%		2.94	%(e)
Expenses, including the Series Portfolio (net of reimbursement)	1.05	%(e)(f)	1.05	%(f)	1.05	%(f)	1.05	%(f)	1.05	%(e)(f)
Net investment income (loss) (net of reimbursement)	2.08	%(e)	1.97%		1.02%		0.93%		1.41	%(e)
Portfolio Turnover(g)	34%		101%		57%		74%		21%

(a)	Commencement of Operations, June 3, 2005.

(b)	Calculated based upon shares outstanding.

(c)	Amount rounds to less than one penny per share.

(d)	Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end date.

(e)	Annualized.

(f)	Includes reimbursement of fees at the underlying Series Portfolio level.

(g)	Portfolio turnover of the Series Portfolio.

For a share outstanding throughout each period

	Transamerica Partners Large Value
	Six Months
	Ended
	June 30,		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	2009		December 31,		December 31,		December 31,	December 31,	December 31,
	(Unaudited)		2008		2007		2006	2005	2004

Net Asset Value, Beginning of Period	$12.55		$22.77		$25.97		$23.69	$24.42	$22.38

Income (Loss) from Investment Operations
Net investment income(a)	0.12		0.37		0.31		0.24	0.21	0.29
Net realized and unrealized gains (losses) on investments	(0.60)		(10.12)		(0.89)		4.45	1.35	2.45

Total income (loss) from investment operations	(0.48)		(9.75)		(0.58)		4.69	1.56	2.74

Dividends and Distributions from:
Net investment income	(0.13)		(0.38)		(0.35)		(0.23)	(0.20)	(0.26)
Net realized gains on investments	—		(0.09)		(2.27)		(2.18)	(2.09)	(0.44)
Tax return of capital(b)	—		—		—		—	—	—

Total dividends and distributions	(0.13)		(0.47)		(2.62)		(2.41)	(2.29)	(0.70)

Net Asset Value, End of Period	$11.94		$12.55		$22.77		$25.97	$23.69	$24.42

Total Return	(3.73)%		(43.35)%		(2.26)%		20.05%	6.33%	12.31%

Net Assets, End of Period	$338,764,130		$413,627,922		$1,004,084,821		$1,217,320,108	$1,166,964,129	$1,115,110,989

Ratios to Average Net Assets
Expenses, including the Series Portfolio	1.06	%(c)	1.05%		1.05%		1.05%	1.05%	1.05%
Expenses, including the Series Portfolio (net of reimbursement)	1.00	%(c)	1.00	%(d)	1.00	%(d)	1.00%	1.00%	1.00%
Net investment income (loss) (net of reimbursement)	2.10	%(c)	2.01%		1.16%		0.95%	0.86%	1.28%
Portfolio Turnover(e)	104%		26%		30%		31%	89%	44%

(a)	Calculated based upon shares outstanding.

(b)	Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end date.

(c)	Annualized.

(d)	Includes reimbursement of fees at the underlying Series Portfolio level.

(e)	Portfolio turnover of the Series Portfolio.

For a share outstanding throughout each period

	Transamerica Partners Institutional Value
	Six Months
	Ended
	June 30,		Year Ended		Year Ended		Year Ended		Year Ended
	2009		December 31,		December 31,		December 31,		December 31,
	(Unaudited)		2008		2007		2006		2005(a)

Net Asset Value, Beginning of Period	$5.02		$9.68		$11.94		$10.68		$10.00

Income (Loss) from Investment Operations
Net investment income(b)	0.05		0.17		0.14		0.14		0.13
Net realized and unrealized gains (losses) on investments	0.54		(4.65)		(1.49)		1.47		0.61

Total income (loss) from investment operations	0.59		(4.48)		(1.35)		1.61		0.74

Dividends and Distributions from:
Net investment income	(0.05)		(0.18)		(0.14)		(0.06)		(0.06)
Net realized gains on investments	—		—		(0.77)		(0.29)		(0.00	)(c)
Tax return of capital(d)	—		—		(0.00	)(c)	—		—

Total dividends and distributions	(0.05)		(0.18)		(0.91)		(0.35)		(0.06)

Net Asset Value, End of Period	$5.56		$5.02		$9.68		$11.94		$10.68

Total Return	11.99%		(46.81)%		(11.35)%		15.17%		7.43%

Net Assets, End of Period	$19,302,834		$26,615,072		$67,369,553		$42,594,556		$2,534,276

Ratios to Average Net Assets
Expenses, including the Series Portfolio	1.11	%(e)	0.97%		0.93%		1.38%		6.30	%(e)
Expenses, including the Series Portfolio (net of reimbursement)	0.85	%(e)(f)	0.85	%(f)	0.85	%(f)	0.85	%(f)	0.85	%(e)(f)
Net investment income (loss) (net of reimbursement)	2.29	%(e)	2.14%		1.21%		1.20%		2.21	%(e)
Portfolio Turnover(g)	34%		101%		57%		74%		21%

(a)	Commencement of Operations, June 3, 2005.

(b)	Calculated based upon average shares outstanding.

(c)	Amount rounds to less than one penny per share.

(d)	Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end date.

(e)	Annualized.

(f)	Includes reimbursement of fees at the underlying Series Portfolio level.

(g)	Portfolio turnover of the Series Portfolio.

For a share outstanding throughout each period

	Transamerica Partners Institutional Large Value
	Six Months
	Ended
	June 30,		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	2009		December 31,		December 31,		December 31,	December 31,	December 31,
	(Unaudited)		2008		2007		2006	2005	2004

Net Asset Value, Beginning of Period	$6.72		$12.13		$13.26		$11.63	$11.53	$10.61

Income (Loss) from Investment Operations
Net investment income(a)	0.07		0.22		0.19		0.15	0.13	0.17
Net realized and unrealized gains (losses) on investments	(0.31)		(5.41)		(0.45)		2.20	0.63	1.16

Total income (loss) from investment operations	(0.24)		(5.19)		(0.26)		2.35	0.76	1.33

Dividends and Distributions from:
Net investment income	(0.08)		(0.22)		(0.19)		(0.13)	(0.12)	(0.15)
Net realized gains on investments	—		—		(0.58)		(0.59)	(0.54)	(0.26)
Tax return of capital(b)	—		—		(0.10)		—	—	—

Total dividends and distributions	(0.08)		(0.22)		(0.87)		(0.72)	(0.66)	(0.41)

Net Asset Value, End of Period	$6.40		$6.72		$12.13		$13.26	$11.63	$11.53

Total Return	(3.50)%		(43.20)%		(2.00)%		20.40%	6.53%	12.66%
Net Assets, End of Period	$365,915,320		$492,347,785		$1,045,064,338		$950,929,445	$562,873,583	$295,516,468

Ratios to Average Net Assets
Expenses, including the Series Portfolio	0.82	%(c)	0.81%		0.80%		0.80%	0.81%	0.82%
Expenses, including the Series Portfolio (net of reimbursement)	0.75	%(c)	0.75	%(d)	0.75	%(d)	0.75%	0.75%	0.75%
Net investment income (loss) (net of reimbursement)	2.36	%(c)	2.26%		1.42%		1.21%	1.13%	1.55%
Portfolio Turnover(e)	104%		26%		30%		31%	89%	44%

(a)	Calculated based upon shares outstanding.

(b)	Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end date.

(c)	Annualized.

(d)	Includes reimbursement of fees at the underlying Series Portfolio level.

(e)	Portfolio turnover of the Series Portfolio.

For a share outstanding throughout each period

	Transamerica Partners Growth
	Six Months
	Ended
	June 30,		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	2009		December 31,		December 31,		December 31,		December 31,		December 31,
	(Unaudited)		2008		2007		2006		2005		2004

Net Asset Value, Beginning of Period	$9.06		$18.58		$14.53		$13.72		$12.75		$11.43

Income (Loss) from Investment Operations
Net investment (loss)(a)	(0.01)		(0.07)		(0.11)		(0.09)		(0.08)		(0.11)
Net realized and unrealized gains (losses) on investments	1.35		(9.45)		4.16		0.90		1.05		1.43

Total income (loss) from investment operations	1.34		(9.52)		4.05		0.81		0.97		1.32

Dividends and Distributions from:
Net investment income	(0.01)		—		—		(0.00	)(b)	—		—
Net realized gains on investments	—		—		—		—		—		—
Tax return of capital(c)	—		—		—		—		—		—

Total dividends and distributions	(0.01)		—		—		(0.00	)(b)	—		—

Net Asset Value, End of Period	$10.39		$9.06		$18.58		$14.53		$13.72		$12.75

Total Return	14.79%		(51.24)%		27.87%		5.93%		7.61%		11.55%

Net Assets, End of Period	$57,898,133		$59,290,997		$149,316,045		$159,789,416		$188,815,294		$216,191,164

Ratios to Average Net Assets
Expenses, including the Series Portfolio	1.47	%(d)	1.43%		1.40%		1.40%		1.40%		1.54%
Expenses, including the Series Portfolio (net of reimbursement)	1.30	%(d)(e)	1.30	%(e)	1.30	%(e)	1.30	%(e)	1.30	%(e)	1.45	%(e)
Net investment income (loss) (net of reimbursement)	(0.29	)%(d)	(0.48)%		(0.66)%		(0.68)%		(0.65)%		(0.98)%
Portfolio Turnover(f)	73%		212%		134%		147%		187%		252%

(a)	Calculated based upon shares outstanding.

(b)	Amount rounds to less than one penny per share.

(c)	Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end date.

(d)	Annualized.

(e)	Includes reimbursement of fees at the underlying Series Portfolio level.

(f)	Portfolio turnover of the Series Portfolio.

For a share outstanding throughout each period

	Transamerica Partners Large Growth
	Six Months
	Ended
	June 30,		Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	2009		December 31,	December 31,		December 31,	December 31,	December 31,
	(Unaudited)		2008	2007		2006	2005	2004

Net Asset Value, Beginning of Period	$12.35		$20.90	$21.10		$20.38	$19.13	$17.86

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.04		0.06	0.01		(0.03)	(0.05)	0.02
Net realized and unrealized gains (losses) on investments	1.03		(8.41)	2.42		0.75	1.31	1.26

Total income (loss) from investment operations	1.07		(8.35)	2.43		0.72	1.26	1.28

Dividends and Distributions from:
Net investment income	(0.05)		(0.06)	(0.01)		—	(0.01)	(0.01)
Net realized gains on investments	—		(0.14)	(2.62)		—	—	—
Tax return of capital(b)	—		—	—		—	—	—

Total dividends and distributions	(0.05)		(0.20)	(2.63)		—	(0.01)	(0.01)

Net Asset Value, End of Period	$13.37		$12.35	$20.90		$21.10	$20.38	$19.13

Total Return	8.69%		(40.21)%	11.61%		3.53%	6.57%	7.17%

Net Assets, End of Period	$267,660,914		$283,151,296	$674,841,106		$785,604,231	$965,912,967	$980,140,429

Ratios to Average Net Assets
Expenses, including the Series Portfolio	1.23	%(c)	1.22%	1.22%		1.21%	1.22%	1.21%
Expenses, including the Series Portfolio (net of reimbursement)	1.23	%(c)(d)	1.22%	1.22	%(d)	1.21%	1.22%	1.21%
Net investment income (loss) (net of reimbursement)	0.67	%(c)	0.35%	0.03%		(0.15)%	(0.24)%	0.11%
Portfolio Turnover(e)	44%		102%	129%		84%	76%	129%

(a)	Calculated based upon shares outstanding.

(b)	Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end date.

(c)	Annualized.

(d)	Includes reimbursement of fees at the underlying Series Portfolio level.

(e)	Portfolio turnover of the Series Portfolio.

For a share outstanding throughout each period

	Transamerica Partners Institutional Growth
	Six Months
	Ended
	June 30,		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	2009		December 31,		December 31,		December 31,		December 31,		December 31,
	(Unaudited)		2008		2007		2006		2005		2004

Net Asset Value, Beginning of Period	$3.42		$7.00		$6.08		$5.84		$5.41		$4.84

Income (Loss) from Investment Operations
Net investment (loss)(a)	(0.00	)(b)	(0.01)		(0.03)		(0.03)		(0.02)		(0.04)
Net realized and unrealized gains (losses) on investments	0.51		(3.57)		1.74		0.38		0.45		0.61

Total income (loss) from investment operations	0.51		(3.58)		1.71		0.35		0.43		0.57

Dividends and Distributions from:
Net investment income	(0.01)		—		—		—		—		—
Net realized gains on investments	—		—		(0.78)		(0.11)		—		—
Tax return of capital(c)	—		—		(0.01)		—		—		—

Total dividends and distributions	(0.01)		—		(0.79)		(0.11)		—		—

Net Asset Value, End of Period	$3.92		$3.42		$7.00		$6.08		$5.84		$5.41
Total Return	14.87%		(51.14)%		28.28%		6.06%		7.95%		11.78%
Net Assets, End of Period	$47,103,903		$53,507,944		$125,135,865		$81,793,414		$59,229,513		$26,050,851

Ratios to Average Net Assets
Expenses, including the Series Portfolio	1.25	%(d)	1.20%		1.17%		1.19%		1.25%		1.44%
Expenses, including the Series Portfolio (net of reimbursement)	1.05	%(d)(e)	1.05	%(e)	1.05	%(e)	1.05	%(e)	1.05	%(e)	1.19	%(e)
Net investment income (loss) (net of reimbursement)	(0.02	)%(d)	(0.23)%		(0.40)%		(0.42)%		(0.33)%		(0.72)%
Portfolio Turnover(f)	73%		212%		134%		147%		187%		252%

(a)	Calculated based upon shares outstanding.

(b)	Amount rounds to less than one penny per share.

(c)	Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end date.

(d)	Annualized.

(e)	Includes reimbursement of fees at the underlying Series Portfolio level.

(f)	Portfolio turnover of the Series Portfolio.

For a share outstanding throughout each period

	Transamerica Partners Institutional Large Growth
	Six Months
	Ended
	June 30,		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	2009		December 31,		December 31,		December 31,	December 31,	December 31,
	(Unaudited)		2008		2007		2006	2005	2004

Net Asset Value, Beginning of Period	$4.37		$7.34		$7.39		$7.29	$6.89	$6.44

Income (Loss) from Investment Operations
Net investment income(a)	0.02		0.04		0.03		0.01	0.01	0.03
Net realized and unrealized gains (losses) on investments	0.36		(2.97)		0.84		0.27	0.47	0.44

Total income (loss) from investment operations	0.38		(2.93)		0.87		0.28	0.48	0.47

Dividends and Distributions from:
Net investment income	(0.02)		(0.04)		(0.03)		(0.01)	(0.01)	(0.02)
Net realized gains on investments	—		(0.00	)(b)	(0.89)		(0.17)	(0.07)	—
Tax return of capital(c)	—		—		—		—	—	—

Total dividends and distributions	(0.02)		(0.04)		(0.92)		(0.18)	(0.08)	(0.02)

Net Asset Value, End of Period	$4.73		$4.37		$7.34		$7.39	$7.29	$6.89

Total Return	8.83%		(40.04)%		11.93%		3.91%	7.00%	7.36%

Net Assets, End of Period	$410,870,804		$434,415,553		$941,948,023		$864,480,764	$658,858,277	$407,293,574

Ratios to Average Net Assets
Expenses, including the Series Portfolio	0.98	%(d)	0.97%		0.97%		0.97%	0.98%	0.98%
Expenses, including the Series Portfolio (net of reimbursement)	0.90	%(d)(e)	0.90%		0.90	%(e)	0.90%	0.90%	0.90%
Net investment income (loss) (net of reimbursement)	1.00	%(d)	0.67%		0.36%		0.18%	0.09%	0.45%
Portfolio Turnover(f)	44%		102%		129%		84%	76%	129%

(a)	Calculated based upon shares outstanding.

(b)	Amount rounds to less than one penny per share.

(c)	Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end date.

(d)	Annualized.

(e)	Includes reimbursement of fees at the underlying Series Portfolio level.

(f)	Portfolio turnover of the Series Portfolio.

For a share outstanding throughout each period

	Transamerica Partners Total Return Bond
	Six Months
	Ended
	June 30,		Year Ended		Year Ended		Year Ended		Year Ended
	2009		December 31,		December 31,		December 31,		December 31,
	(Unaudited)		2008		2007		2006		2005(a)

Net Asset Value, Beginning of Period	$8.31		$9.80		$9.93		$9.90		$10.00

Income (Loss) from Investment Operations
Net investment income(b)	0.22		0.41		0.44		0.41		0.22
Net realized and unrealized gains (losses) on investments	0.35		(1.28)		(0.13)		0.02		(0.21)

Total income (loss) from investment operations	0.57		(0.87)		0.31		0.43		0.01

Dividends and Distributions from:
Net investment income	(0.20)		(0.45)		(0.38)		(0.36)		(0.11)
Net realized gains on investments	—		(0.15)		(0.06)		(0.04)		—
Tax return of capital(c)	—		(0.02)		—		—		—

Total dividends and distributions	(0.20)		(0.62)		(0.44)		(0.40)		(0.11)

Net Asset Value, End of Period	$8.68		$8.31		$9.80		$9.93		$9.90

Total Return	6.92%		(9.00)%		3.17%		4.40%		0.06%

Net Assets, End of Period	$121,459,305		$118,942,402		$131,047,111		$56,195,959		$21,430,500

Ratios to Average Net Assets
Expenses, including the Series Portfolio	1.02	%(d)	1.00%		1.02%		1.17%		1.88	%(d)
Expenses, including the Series Portfolio (net of reimbursement)	1.00	%(d)(e)	1.00	%(e)	1.00	%(e)	1.00	%(e)	1.00	%(d)(e)
Net investment income (loss) (net of reimbursement)	5.26	%(d)	4.43%		4.44%		4.16%		3.82	%(d)
Portfolio Turnover(f)(g)	130%		407%		521%		470%		327%

(a)	Commencement of Operations, June 3, 2005.

(b)	Calculated based upon average shares outstanding.

(c)	Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end date.

(d)	Annualized.

(e)	Includes reimbursement of fees at the underlying Series Portfolio level.

(f)	Portfolio turnover of the Series Portfolio.

(g)	Portfolio turnover calculation includes effect of buying and selling TBA securities used in dollar roll transactions at the underlying Series Portfolio level.

For a share outstanding throughout each period

	Transamerica Partners Core Bond
	Six Months
	Ended
	June 30,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2009		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$11.59		$12.50	$12.27	$12.34	$12.56	$12.60

Income (Loss) from Investment Operations
Net investment income(a)	0.25		0.55	0.52	0.48	0.43	0.39
Net realized and unrealized gains (losses) on investments	0.37		(0.83)	0.20	(0.05)	(0.20)	0.11

Total income (loss) from investment operations	0.62		(0.28)	0.72	0.43	0.23	0.50

Dividends and Distributions from:
Net investment income	(0.25)		(0.63)	(0.49)	(0.50)	(0.45)	(0.50)
Net realized gains on investments	—		—	—	—	(0.00 (b)	(0.04)
Tax return of capital(c)	—		—	—	—	—	—

Total dividends and distributions	(0.25)		(0.63)	(0.49)	(0.50)	(0.45)	(0.54)

Net Asset Value, End of Period	$11.96		$11.59	$12.50	$12.27	$12.34	$12.56

Total Return	5.42%		(2.33)%	6.04%	3.54%	1.86%	4.04%

Net Assets, End of Period	$403,950,544		$436,050,753	$714,537,140	$770,440,948	$834,004,721	$737,016,195

Ratios to Average Net Assets
Expenses, including the Series Portfolio	0.96	%(d)	0.95%	0.95%	0.96%	0.96%	0.96%
Expenses, including the Series Portfolio (net of reimbursement)	0.96	%(d)	0.95%	0.95%	0.96%	0.96%	0.96%
Net investment income (loss) (net of reimbursement)	4.27	%(d)	4.54%	4.24%	3.92%	3.42%	3.05%
Portfolio Turnover(e)(f)	462%		530%	503%	487%	1,003%	885%

(a)	Calculated based upon shares outstanding.

(b)	Amount rounds to less than one penny per share.

(c)	Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end date.

(d)	Annualized.

(e)	Portfolio turnover of the Series Portfolio.

(f)	Portfolio turnover calculation includes effect of buying and selling TBA securities used in dollar roll transactions at the underlying Series Portfolio level.

For a share outstanding throughout each period

	Transamerica Partners Institutional Total Return Bond
	Six Months
	Ended
	June 30,		Year Ended		Year Ended		Year Ended		Year Ended
	2009		December 31,		December 31,		December 31,		December 31,
	(Unaudited)		2008		2007		2006		2005(a)

Net Asset Value, Beginning of Period	$8.39		$9.85		$9.96		$9.93		$10.00

Income (Loss) from Investment Operations
Net investment income(b)	0.23		0.44		0.48		0.46		0.24
Net realized and unrealized gains (losses) on investments	0.36		(1.28)		(0.13)		0.00	(c)	(0.22)

Total income (loss) from investment operations	0.59		(0.84)		0.35		0.46		0.02

Dividends and Distributions from:
Net investment income	(0.22)		(0.47)		(0.38)		(0.32)		(0.09)
Net realized gains on investments	—		(0.13)		(0.08)		(0.11)		—
Tax return of capital(d)	—		(0.02)		—		—		—

Total dividends and distributions	(0.22)		(0.62)		(0.46)		(0.43)		(0.09)

Net Asset Value, End of Period	$8.76		$8.39		$9.85		$9.96		$9.93

Total Return	7.17%		(8.68)%		3.55%		4.72%		0.25%

Net Assets, End of Period	$78,637,108		$96,575,340		$86,526,855		$10,155,954		$42,825

Ratios to Average Net Assets
Expenses, including the Series Portfolio	0.79	%(e)	0.77%		0.80%		2.04%		723.37	%(e)
Expenses, including the Series Portfolio (net of reimbursement)	0.65	%(e)(f)	0.65	%(f)	0.65	%(f)	0.65	%(f)	0.64	%(e)(f)
Net investment income (loss) (net of reimbursement)	5.58	%(e)	4.79%		4.82%		4.60%		4.28	%(e)
Portfolio Turnover(g)(h)	130%		407%		521%		470%		327%

(a)	Commencement of Operations, June 3, 2005.

(b)	Calculated based upon average shares outstanding.

(c)	Amount rounds to less than one penny per share.

(d)	Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end date.

(e)	Annualized.

(f)	Includes reimbursement of fees at the underlying Series Portfolio level.

(g)	Portfolio turnover of the Series Portfolio.

(h)	Portfolio turnover calculation includes effect of buying and selling TBA securities used in dollar roll transactions at the underlying Series Portfolio level.

For a share outstanding throughout each period

	Transamerica Partners Institutional Core Bond
	Six Months
	Ended
	June 30,		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	2009		December 31,	December 31,	December 31,	December 31,		December 31,
	(Unaudited)		2008	2007	2006	2005		2004

Net Asset Value, Beginning of Period	$9.70		$10.55	$10.34	$10.37	$10.53		$10.53

Income (Loss) from Investment Operations
Net investment income(a)	0.22		0.50	0.47	0.44	0.39		0.36
Net realized and unrealized gains (losses) on investments	0.31		(0.71)	0.17	(0.04)	(0.17)		0.09

Total income (loss) from investment operations	0.53		(0.21)	0.64	0.40	0.22		0.45

Dividends and Distributions from:
Net investment income	(0.22)		(0.64)	(0.43)	(0.43)	(0.38)		(0.43)
Net realized gains on investments	—		—	—	—	(0.00	)(b)	(0.02)
Tax return of capital(c)	—		—	—	—	—		—

Total dividends and distributions	(0.22)		(0.64)	(0.43)	(0.43)	(0.38)		(0.45)

Net Asset Value, End of Period	$10.01		$9.70	$10.55	$10.34	$10.37		$10.53

Total Return	5.57%		(2.11)%	6.38%	3.94%	2.12%		4.36%

Net Assets, End of Period	$485,740,606		$566,022,917	$733,525,042	$575,193,326	$400,472,867		$214,638,139

Ratios to Average Net Assets
Expenses, including the Series Portfolio	0.71	%(d)	0.70%	0.70%	0.71%	0.72%		0.73%
Expenses, including the Series Portfolio (net of reimbursement)	0.65	%(d)	0.65%	0.65%	0.65%	0.65%		0.65%
Net investment income (loss) (net of reimbursement)	4.57	%(d)	4.85%	4.54%	4.24%	3.77%		3.37%
Portfolio Turnover(e)(f)	462%		530%	503%	487%	1,003%		885%

(a)	Calculated based upon average shares outstanding.

(b)	Amount rounds to less than one penny per share.

(c)	Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end date.

(d)	Annualized.

(e)	Portfolio turnover of the Series Portfolio.

(f)	Portfolio turnover calculation includes effect of buying and selling TBA securities used in dollar roll transactions at the underlying Series Portfolio level.

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of each Target Fund, as of August 31, 2009, the Trustees and officers of the Target Fund owned in the aggregate less than 1% of the outstanding shares of the Target Fund.

To the knowledge of each Destination Fund, as of August 31, 2009, the Trustees and officers of the Destination Fund owned in the aggregate less than 1% of the outstanding shares of the Destination Fund.

To the knowledge of each Target Fund, as of August 31, 2009, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Target Fund. The address for each person listed below is 570 Carillon Parkway, St. Petersburg, Florida 33716.

			Owned
			Beneficially or
		Number of	of
Fund	Name	Shares	Record?

Transamerica Partners Value	Transamerica Life Insurance Company	420,903	Beneficially
	Bloomington Hospital, Inc.	332,356	Beneficially
	University Hospital of Augusta, Georgia	2,015,227	Beneficially
	Riverside Management Services, Inc.	260,571	Beneficially
Transamerica Partners Institutional Value	Women’s Hospital Foundation	416,670	Beneficially
	Women’s Hospital Foundation	194,166	Beneficially
	SCAN Health Plan	259,260	Beneficially
	Daughters of Charity Health System	1,395,958	Beneficially
	Asante Health System	367,220	Beneficially
	Asante Health System	325,746	Beneficially
Transamerica Partners Growth	Investors Bank & Trust Company	550,665	Beneficially
Transamerica Partners Institutional Growth	Applied Signal Technology, Inc.	978,643	Beneficially
	Oldcastle Glass, Inc.	610,510	Beneficially
	Investors Bank & Trust Company	1,111,969	Beneficially
	YKK Corporation of America	634,155	Beneficially
	Genesis Health Systems	817,244	Beneficially
	Lee Memorial Health System	1,371,934	Beneficially
	Pipefitters Local No. 533	686,449	Beneficially
Transamerica Partners Total Return Bond	Transamerica Life Insurance Company	1,926,955	Beneficially
	University Hospital of Augusta, Georgia	3,096,655	Beneficially
	Norton Healthcare, Inc.	2,297,581	Beneficially
	All Children’s Health System, Inc	1,012,348	Beneficially
Transamerica Partners Institutional	Sapa Extrusions, Inc.	759,962	Beneficially
Total Return Bond	Brenntag North America, Inc.	1,233,228	Beneficially
	Epstein Becker & Green, P.C.	471,086	Beneficially
	MPTF Corp.	635,745	Beneficially
	Archdiocese of St. Louis	2,262,003	Beneficially

To the knowledge of each Destination Fund, as of August 31, 2009, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Destination Fund. The address for each person listed below is 570 Carillon Parkway, St. Petersburg, Florida 33716.

			Owned
			Beneficially or
		Number of	of
Fund	Name	Shares	Record?

Transamerica Partners	Linear Technology Corp.	2,526,679	Beneficially
Institutional Large Value	PTC	3,411,836	Beneficially
Transamerica Partners	PTC	7,257,957	Beneficially
Institutional Large Growth	St. Joseph Health System	8,966,275	Beneficially
Transamerica Partners Core Bond	Transamerica Life Insurance Company	3,469,220	Beneficially
Transamerica Partners Institutional Core Bond	CGI	2,906,356	Beneficially

EXPERTS

The financial statements and financial highlights of each Fund for the past five fiscal years or since inception of the Fund, as applicable, are incorporated by reference into this Information Statement/Prospectus. The financial statements and financial highlights of each Fund have been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, as set forth in their report thereon incorporated by reference into this Information Statement/Prospectus. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

You can obtain more free information about each Fund from your investment firm or by writing to your Fund at 570 Carillon Parkway, St. Petersburg, Florida 33716. You may also call 1-888-233-4339.

The Funds’ statement of additional information and shareholder reports are available free of charge on the Funds’ website at www.transamericafunds.com (select “Transamerica Partners Funds”).

Shareholder reports.  Annual and semi-annual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Fund’s investments. An annual report discusses market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds and their predecessors can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at www.sec.gov.

By Order of the Board of Directors,

/s/  Dennis P. Gallagher

Dennis P. Gallagher, Esq., Secretary
Transamerica Partners Funds Group
Transamerica Partners Funds Group II

St. Petersburg, Florida
October 16, 2009

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [  ] day of [  ], 20[  ], by and among [Transamerica Partners Funds Group/Transamerica Partners Funds Group II], a Massachusetts business trust (the “Acquiring Entity”), with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of each of its series listed on Exhibit A attached hereto (each, an “Acquiring Fund”), and [Transamerica Partners Funds Group/Transamerica Partners Funds Group II], a Massachusetts business trust (the “Acquired Entity”), with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of each of its series listed on Exhibit A attached hereto (each, an “Acquired Fund”), and, solely for purposes of paragraph 10.2 hereof, Transamerica Asset Management, Inc. (“TAM”).

WHEREAS, each Acquired Fund and Acquiring Fund is a series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) each transaction contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitute a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, each reorganization of an Acquired Fund listed on Exhibit A will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the corresponding Acquiring Fund listed on Exhibit A (as to each Acquired Fund, the “corresponding Acquiring Fund”) in exchange solely for (a) shares of beneficial interest of that Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”), as described herein, and (b) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (2) the subsequent distribution of the Acquiring Fund Shares (which shall then constitute all of the assets of the Acquired Fund) to the shareholders of the Acquired Fund in complete redemption of the Acquired Fund Shares and the termination of the Acquired Fund, as provided herein (each, a “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Trustees of the Acquiring Entity (the “Acquiring Entity Board”) has determined, with respect to each Acquiring Fund listed on Exhibit A, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the corresponding Acquired Fund listed on Exhibit A (as to each Acquiring Fund, the “corresponding Acquired Fund”) for Acquiring Fund Shares and the assumption of all liabilities of that Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Acquired Entity (the “Acquired Entity Board”) has determined, with respect to each Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the corresponding Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND TO THE CORRESPONDING ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES IN SUCH ACQUIRING FUND, ASSUMPTION OF ALL LIABILITIES OF THAT ACQUIRED FUND AND TERMINATION OF THAT ACQUIRED FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Entity, on behalf of each Acquired Fund listed on Exhibit A, agrees to sell, assign, convey, transfer and deliver all of its property and assets attributable to that

Acquired Fund, as set forth in paragraph 1.2, to the corresponding Acquiring Fund, and the Acquiring Entity, on behalf of that Acquiring Fund, agrees in exchange therefor: (a) to deliver to the corresponding Acquired Fund the number of full and fractional Acquiring Fund Shares of that Acquiring Fund corresponding to the Acquired Fund Shares of the corresponding Acquired Fund as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Acquired Entity’s net assets with respect to the Acquired Fund Shares of the corresponding Acquired Fund (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding Acquiring Fund Shares of that Acquiring Fund (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the corresponding Acquired Fund as set forth in paragraph 1.2. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). Exhibit A attached hereto shows each Acquiring Fund and the corresponding Acquired Fund.

1.2 The property and assets of the Acquired Entity attributable to each Acquired Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Entity, on behalf of the corresponding Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Entity, on behalf of each Acquiring Fund, shall assume all of the liabilities and obligations of the corresponding Acquired Fund, including, without limitation, all indemnification obligations of such Acquired Fund with respect to the current and former members of the Acquired Entity Board and officers of the Acquired Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). Each Acquired Fund will promptly assign, convey, transfer and deliver to the Acquiring Entity, on behalf of the corresponding Acquiring Fund, any rights, stock dividends, cash dividends or other securities received by the Acquired Fund after the Closing Date as stock dividends, cash dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, cash dividends and other securities shall be deemed included in the property and assets transferred to the Acquiring Entity, on behalf of the corresponding Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Entity on behalf of the corresponding Acquiring Fund.

1.3 Immediately following the actions contemplated by paragraph 1.1, the Acquired Entity shall take such actions as may be necessary or appropriate to complete the liquidation of each Acquired Fund. To complete the liquidation, the Acquired Entity, on behalf of each Acquired Fund, shall (a) distribute to the shareholders of record the applicable Acquired Fund Shares of each Acquired Fund as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares of the corresponding Acquiring Fund received by the Acquired Entity, on behalf of that Acquired Fund, pursuant to paragraph 1.1, in complete redemption of such Acquired Fund Shares, and (b) terminate the Acquired Fund in accordance with applicable state law. Such distribution and redemption shall be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to each of the corresponding Acquired Fund Shareholders holding Acquired Fund Shares shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by those Acquired Fund Shareholders on the Closing Date. All issued Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing any Acquiring Fund Shares in connection with such exchange.

1.4 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund as maintained by the Acquiring Fund’s transfer agent.

1.5 Any reporting responsibility of an Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Entity, on behalf of such Acquired Fund.

The Acquiring Entity shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2.	VALUATION

2.1 The value of the Assets and the amount of the Liabilities of each Acquired Fund, and the amounts thereof attributable to shares of that Acquired Fund, shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund, on the applicable Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Acquired Entity Board and the Acquiring Entity Board. All computations of value and amounts shall be subject to confirmation by the independent registered public accounting firm for the applicable Acquired Fund.

2.2 The net asset value per share of the Acquiring Fund Shares of each Acquiring Fund shall be determined as of the time for calculation of the applicable Acquiring Fund’s net asset value as set forth in the then-current prospectus for the Acquiring Fund on the Valuation Date, computed using the valuation procedures established by the Acquiring Entity Board. All computations of value and amounts shall be made by the independent registered public accounting for the Acquiring Fund.

3.	CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be November [  ], 2009, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time, or, as to any Reorganization, such later time on that date as the applicable Acquired Fund’s net asset value and/or the net asset value per share of the corresponding Acquiring Fund is calculated in accordance with Article 2 and after the declaration of any dividends. The Closing shall be held at the offices of TAM, 570 Carillon Parkway, St. Petersburg, Florida 33716, or at such other time and/or place as the parties may agree.

3.2 At the Closing of each Reorganization, the Acquired Entity shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the applicable Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the corresponding Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund. The Acquired Entity shall, within one business day after the Closing for each Reorganization, deliver to the applicable Acquiring Entity a certificate of an authorized officer stating that (i) the Assets of the corresponding Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of that Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Acquired Entity shall direct Transamerica Fund Services, Inc., in its capacity as transfer agent for each Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Entity, within one business day after the Closing of each Reorganization, a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder of the applicable Acquired Fund and the number and percentage ownership of the outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. At the Closing of each Reorganization, the applicable Acquiring Fund shall deliver to the Secretary of the corresponding Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of such Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of such Acquiring Fund pursuant to paragraph 1.3. At the applicable Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of an Acquiring Fund or an Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of such Acquired Fund or such Acquiring Fund is impracticable (in the judgment of the Acquiring Entity Board with respect to such Acquiring Fund and the Acquired Entity Board with respect to such Acquired Fund), the Closing Date for the applicable Reorganization shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Entity in Schedule 4.1 of this Agreement, the Acquired Entity, on behalf of each Acquired Fund, represents and warrants to the Acquiring Entity and the corresponding Acquiring Fund as follows:

(a) Such Acquired Fund is duly established as a series of the Acquired Entity, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under its charter documents, as amended (the “Acquired Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Entity. The Acquired Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Acquired Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of such Acquired Fund (true and correct copies of which have been delivered to the Acquiring Entity) and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Entity, on behalf of such Acquired Fund, will have good and marketable title to such Acquired Fund’s Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Entity, on behalf of the corresponding Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of such Acquired Fund, will not result, in a material violation of [Delaware/Maryland/Massachusetts] law or of the Acquired Entity Charter or the bylaws of the Acquired Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Entity, on behalf of such Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of such Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Entity, on behalf of such Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of such Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Acquired Entity Board, and those contracts listed in Schedule 4.1) will terminate without liability to such Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of such Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by such Acquired Fund to the corresponding Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by such Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquired Entity’s knowledge, threatened against the Acquired Entity, with respect to such Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Acquired Fund’s business. The Acquired Entity, on behalf of such Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects such Acquired Fund’s business or the Acquired Entity’s ability to consummate the transactions herein contemplated on behalf of such Acquired Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of such Acquired Fund as at the last day of and for the most recently completed fiscal year of such Acquired Fund prior to the date of this Agreement have been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Entity) present fairly, in all material respects, the financial condition of such Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of such Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since the last day of the most recently completed fiscal year of such Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in such Acquired Fund’s financial condition, assets, liabilities or business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by such Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of such Acquired Fund shall not constitute a material adverse change.

(k) All federal and other tax returns, dividend reporting forms and other tax-related reports of such Acquired Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquired Fund on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Entity’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(l) Such Acquired Fund is a separate series of the Acquired Entity that is treated as a corporation separate from any and all other series of the Acquired Entity under Section 851(g) of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), such Acquired Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), such Acquired Fund will have distributed, on or before the Closing Date, substantially all of

(a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such Acquired Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation (including the calendar year that includes the Closing Date), such Acquired Fund will have made such distributions, on or before the Closing Date, as are necessary so that for all calendar years ending on or before the Closing Date, and for the calendar year that includes the Closing Date, such Acquired Fund will not have any unpaid tax liability under Section 4982 of the Code.

(m) All issued and outstanding Acquired Fund Shares of such Acquired Fund are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Entity and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares of such Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of such Acquired Fund, as provided in paragraph 3.3. Such Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares of such Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund Shares of such Acquired Fund.

(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquired Entity Board, on behalf of such Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Entity, on behalf of such Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Acquired Entity, on behalf of such Acquired Fund, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(p) The Registration Statement (as defined in paragraph 5.8), insofar as it relates to such Acquired Fund, from the effective date of the Registration Statement through the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity, on behalf of the corresponding Acquiring Fund, for use therein), and (ii) comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2 Except as has been fully disclosed to the Acquired Entity in Schedule 4.2 to this Agreement, the Acquiring Entity, on behalf of each Acquiring Fund, represents and warrants to the Acquired Entity and the corresponding Acquired Fund as follows:

(a) Such Acquiring Fund is duly established as a series of the Acquiring Entity, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with the power under the Acquiring Entity’s Declaration of Trust, as amended (the “Acquiring Entity Charter”), to own all of the assets of such Acquiring Fund and to carry on its business as it is being conducted as of the date hereof. The Acquiring Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Entity. The Acquiring Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Acquiring Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of such Acquiring Fund (true and correct copies of which have been delivered to the Acquired Entity) and each prospectus and statement of additional information of such Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) Such Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of such Acquiring Fund, will not result, in a material violation of Massachusetts law or the Acquiring Entity Charter or the bylaws of the Acquiring Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of such Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of such Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Entity, on behalf of such Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity, with respect to such Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Acquiring Fund’s business. The Acquiring Entity, on behalf of such Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects such Acquiring Fund’s business or the Acquiring Entity’s ability to consummate the transactions herein contemplated on behalf of such Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of such Acquiring Fund as at the last day of and for the most recently completed fiscal year of such Acquiring Fund prior to the date of this Agreement have been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Entity) present fairly, in all material respects, the financial condition of such Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of such Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h) Since the last day of the most recently completed fiscal year of such Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in such Acquiring Fund’s financial condition, assets, liabilities or business, or any incurrence by such Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by such Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of such Acquiring Fund shall not constitute a material adverse change.

(i) All federal and other tax returns, dividend reporting forms and other tax-related reports of such Acquiring Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquiring Fund on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Entity’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(j) Such Acquiring Fund is a separate series of the Acquiring Entity that is treated as a corporation separate from any and all other series of the Acquiring Entity under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), such Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation ending prior to the Closing Date, such Acquiring Fund will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any capital loss carryover) such that for all tax periods ending prior to the Closing Date such Acquiring Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation ending prior to the Closing Date, such Acquiring Fund will have made such distributions as are necessary so that for all calendar years ending prior to the Closing Date such Acquiring Fund will not have any unpaid tax liability under Section 4982 of the Code.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. Such Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Entity, for the account of the Acquired Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Entity.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Entity Board, on behalf of such Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Entity, on behalf of such Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Acquiring Entity, on behalf of such Acquiring Fund, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(n) The Registration Statement (as defined in paragraph 5.8), insofar as it relates to such Acquiring Fund, from the effective date of the Registration Statement through the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.	COVENANTS

The Acquired Entity, on behalf of each Acquired Fund, and the Acquiring Entity, on behalf of each Acquiring Fund, respectively, hereby further covenant as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquiring Fund Shares to be acquired by such Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3 The Acquired Entity, on behalf of each Acquired Fund, will assist the Acquiring Entity in obtaining such information as the Acquiring Entity reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 Subject to the provisions of this Agreement, the Acquiring Entity, on behalf of each Acquiring Fund, and the Acquired Entity, on behalf of each Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5 Each of the Acquiring Entity, on behalf of each Acquiring Fund, and the Acquired Entity, on behalf of each Acquired Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.6 The Acquired Entity, on behalf of each Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Entity, on behalf of the corresponding Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Entity’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s title to and possession of all the Assets, and to otherwise to carry out the intent and purpose of this Agreement.

5.7 The Acquiring Entity, on behalf of each Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.8 The Acquiring Entity, on behalf of such Acquiring Fund, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Entity, on behalf of such Acquired Fund, will provide to the Acquiring Entity such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND

The obligations of the Acquired Entity, on behalf of each Acquired Fund, to consummate the Reorganization of such Acquired Fund shall be subject, at the Acquired Entity’s election, to the following conditions with respect to the applicable Acquired Fund:

6.1 All representations and warranties of the Acquiring Entity, on behalf of such Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Entity, on behalf of such Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of such Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Entity, on behalf of such Acquiring Fund, shall have executed and delivered an assumption of the Liabilities of the corresponding Acquired Fund and all such other agreements and instruments as the Acquired Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) such Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s assumption of all of the Liabilities, and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Acquiring Entity, on behalf of such Acquiring Fund, shall have delivered to such Acquired Fund a certificate executed in the name of the Acquiring Entity, on behalf of such Acquiring Fund, by the Acquiring Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Entity shall reasonably request.

6.5 The Acquiring Entity, on behalf of such Acquiring Fund, and the Acquired Entity, on behalf of the corresponding Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND

The obligations of the Acquiring Entity, on behalf of each Acquiring Fund, to consummate the Reorganization of the corresponding Acquiring Fund shall be subject, at the Acquiring Entity’s election, to the following conditions with respect to the applicable Acquiring Fund:

7.1 All representations and warranties of the Acquired Entity, on behalf of such Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Entity, on behalf of such Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Entity, on behalf of such Acquired Fund, on or before the Closing Date.

7.3 The Acquired Entity shall have delivered to the Acquiring Entity, on behalf of such Acquiring Fund, a Statement of Assets and Liabilities of such Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Entity on behalf of such Acquired Fund. The Acquired Entity, on behalf of such Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Acquired Entity, on behalf of such Acquired Fund, shall have delivered to the Acquiring Entity a certificate executed in the name of the Acquired Entity, on behalf of such Acquired Fund, by the Acquired Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Entity shall reasonably request.

7.5 The Acquired Entity, on behalf of such Acquired Fund, and the Acquiring Entity, on behalf of such Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued by such Acquiring Fund in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND AND EACH CORRESPONDING ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Entity, on behalf of each Acquired Fund, or the Acquiring Entity, on behalf of the corresponding Acquiring Fund, the other party to this Agreement shall be entitled on behalf of the corresponding Acquired Fund or Acquiring Fund, as applicable, at its option, to (and shall, in the case of a failure to satisfy the conditions set forth in paragraph 8.5) refuse to consummate the transactions contemplated by this Agreement with respect to the applicable Acquired Fund and its corresponding Acquiring Fund:

8.1 On the applicable Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Entity, with respect to such Acquired Fund, or the Acquiring Entity, with respect to such Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity or the Acquired Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of such Acquiring Fund or such Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.3 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.4 The parties shall have received the opinion of Bingham McCutchen LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Acquired Entity, on behalf of the applicable Acquired Fund, the Acquiring Entity, on behalf of the applicable Acquiring Fund, and their respective authorized officers, (i) the applicable Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the applicable Acquired Fund and the corresponding Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by such Acquiring Fund upon receipt of the Assets of the corresponding Acquired Fund solely in exchange for the applicable Acquiring Fund Shares and the assumption by such Acquiring Fund of the Liabilities of the applicable Acquired Fund; (iii) the basis in the hands of such Acquiring Fund of the Assets of the corresponding Acquired Fund will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer; (iv) the holding period of each Asset in the hands of such Acquiring Fund will include the period during which the Asset was held by such Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by such Acquired Fund upon the transfer of its Assets to the corresponding Acquiring Fund in exchange for the applicable Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in complete liquidation, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Acquired Fund’s taxable year or upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders of such Acquired Fund upon the exchange of their Acquired Fund Shares solely for the Acquiring Fund Shares of the corresponding Acquiring Fund as part of the Reorganization; (vii) the aggregate basis of the Acquiring Fund Shares that each Acquired Fund Shareholder of the applicable Acquired Fund receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor; and (viii) an Acquired Fund Shareholder’s holding period for his or her Acquiring Fund Shares will include the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held such Acquired Fund Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon the receipt by Bingham McCutchen LLP of representations it shall request of the Acquiring Entity and the Acquired Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.5.

8.5 The Acquiring Entity, on behalf of each Acquiring Fund, shall have received on the applicable Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Acquiring Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Entity, on behalf of the Acquired Fund, and its authorized officers: (a) the Acquired Entity is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; (b) the Acquired Entity, with respect to the corresponding Acquired Fund, has the power as a business trust to carry on its business as presently conducted in accordance with the description thereof in the Acquired Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as know to such counsel, delivered by the Acquired Entity, on behalf of the corresponding Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Entity, on behalf of the corresponding Acquired Fund, enforceable against the Acquired Entity in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Acquired Entity Charter or the bylaws of the Acquired Entity. Such opinion may state that it is solely for the benefit of the Acquiring Entity and the Acquiring Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein.

8.6 The Acquired Entity, on behalf of each Acquired Fund, shall have received on the applicable Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Acquired Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Entity, on behalf of the corresponding Acquiring Fund and its authorized officers: (a) the Acquiring Entity is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; (b) the Acquiring Entity, with respect to the corresponding Acquiring Fund, has the power as a business trust to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as know to such counsel, delivered by the Acquiring Entity, on behalf of the corresponding Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Entity, on behalf of the corresponding Acquiring Fund, enforceable against the Acquiring Entity in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Entity Charter or the bylaws of the Acquiring Entity. Such opinion may state that it is solely for the benefit of the Acquired Entity and the Acquired Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein.

9.	INDEMNIFICATION

9.1 The Acquiring Entity, out of each Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Entity and the members of the Acquired Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Entity, on behalf of an Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Entity or the members of the Acquiring Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Entity, out of each Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Entity and the members of the Acquiring Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Entity, on behalf of an Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKER FEES AND EXPENSES

10.1 The Acquiring Entity, on behalf of each Acquiring Fund, and the Acquired Entity, on behalf of each Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The costs of the Reorganizations will be shared by TAM and the Acquiring Funds and Acquired Funds in accordance with an allocation approved by the Acquired Entity and Acquiring Entity Boards. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Entity and the Acquired Entity agree that neither party has made any representation, warranty or covenant, on behalf of an Acquiring Fund or an Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Entity and the Acquired Entity, and the obligations of the Acquiring Entity, on behalf of each Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to any Acquiring Fund or Acquired Fund at any time prior to the Closing Date with respect to the applicable Reorganization by resolution of either the Acquiring Entity Board or the Acquired Entity Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to such Acquiring Fund or such Acquired Fund, respectively. Any such termination resolution will be effective when communicated to the other party. The termination of this Agreement with respect to an Acquired Fund or its corresponding Acquiring Fund shall not affect the continued effectiveness of this Agreement with respect to any other Acquired Fund or Acquiring Fund, nor shall it affect the rights and obligations of any party in respect of any breach of this Agreement occurring prior to such termination.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Entity and the Acquiring Entity.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 The warranties, representations and agreements contained in this Agreement made by the Acquired Entity, on behalf of each of the Acquired Funds, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations and agreements contained in this Agreement made by the Acquiring Entity, on behalf of each of the Acquiring Funds, are made on a several (and not joint, or joint and several) basis.

15.6 Consistent with the Acquiring Entity Charter and Acquired Entity Charter, the obligations of the Acquiring Entity and the Acquired Entity shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Entity and of the Acquired Entity and this Agreement has been executed by authorized officers of the Acquiring Entity and the Acquired Entity, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the Acquiring Entity Charter and the Acquired Entity Charter, respectively.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

[TRANSAMERICA PARTNERS FUNDS GROUP/TRANSAMERICA PARTNERS FUNDS GROUP II], on behalf of each of its series listed in Exhibit A attached hereto

By:
Name:
Title:

[TRANSAMERICA PARTNERS FUNDS GROUP/TRANSAMERICA PARTNERS FUNDS GROUP II], on behalf of each of its series listed in Exhibit A attached hereto

By:
Name:
Title:

Exhibit A

Acquired Fund	Acquiring Fund

[Acquired Fund]	[Acquiring Fund]
[Acquired Fund]	[Acquiring Fund]
[Acquired Fund]	[Acquiring Fund]

SCHEDULE 4.1

[          ]

SCHEDULE 4.2

[          ]

EXHIBIT B
PORTFOLIO MANAGEMENT DISCUSSION

Please note that any performance figures discussed on the following pages represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.transamericafunds.com for performance information current to the most recent month-end. The return provided for a particular issuer held by a Fund represents the return from the security for the actual period held by the Fund, which may be shorter than the twelve-month reporting period.

The market overview and strategy review provided by individual sub-advisors in funds having multiple sub-advisors, apply only to the portion of the fund to which they have sub-advisory responsibility.

Transamerica Partners Value
and
Transamerica Partners Institutional Value
December 31, 2008
(Unaudited)

Sub-advisor:
Hotchkis and Wiley Capital Management, LLC

Market Overview:

Several long-standing records fell in 2008, as an anxious market confronted a financial crisis. The volatility level reached three times its previous high and short Treasury yields turned negative for the first time since the early 1940’s, as investors struggled to navigate through the economic turmoil. The outcome was the worst performance for the S&P 500 Index since 1931. To say this was a challenging year is clearly an understatement, but we believe there is a thick silver lining. Other unprecedented events that occurred during 2008 that we see as positive signals for equities include the government taking extraordinary action by infusing capital into financial companies and cutting the federal funds rate to near zero. Legitimate concerns abound in today’s environment, but investors must balance these risks with long term fundamentals and future cash flows. Eventually investors should understand the attractive valuations of many great companies and focus on ultimate intrinsic worth.

The credit crisis and its consequences dominated financial headlines throughout 2008. As a fundamental value manager, we became interested in a number of financial companies that had fallen deeply out of favor. Our research indicated that several hard-hit banks had sufficient capital on hand to absorb large future loan losses, which appeared to be the market’s primary concern. While this assessment may have indeed been accurate, we underestimated political and behavioral responses that eventually overwhelmed several of these positions. For example, early ad hoc government intervention that was intended to calm markets was astonishingly hostile to equity investors. This accelerated panic and punished stocks with either real or perceived credit risk. The bottom line: a focus on company fundamentals did not aid performance in 2008, as it would in other environments.

Having learned from its previous actions, the government changed course and decided to embrace, rather than punish, common shareholders of banks with the Troubled Assets Relief Program (“TARP”). The most important characteristic from a fundamental investor’s perspective was its sweeping scope. The plan increased the transparency of potential government action, which had been a main obstacle throughout the year. As the environment changed, our investment positions changed accordingly. The Fund holdings shifted to banks with dominant regional deposit share and TARP access. This included several banks that were able to purchase competitors at fire-sale prices with government backing. We maintain a meaningful weight in the Financials sector at year-end as the sector’s risk profile has declined considerably, based on our analysis.

We entered the year underweight in energy and global commodities as we believed the “decoupling” thesis surrounding the growth of emerging markets was overplayed. As energy prices have decelerated, we believe further investment opportunities may develop, but we remain underweight in these areas. The contraction of the

U.S. economy has led the rest of the world into recession and has ended the leadership of the momentum style of investing. Eventually, as the U.S. economy emerges from recession, we believe that valuation will again become investors’ paramount criteria and a more rational investment period will ensue.

Performance:

For the year ended December 31, 2008, Transamerica Partners Value Fund returned (46.87%) and Transamerica Partners Institutional Value Fund returned (46.81%). By comparison, the benchmark, the Russell 1000® Value Index, returned (36.85%).

Strategy Review:

Events in the financial sector trumped all else and caused a great deal of our underperformance for the year, as we underestimated the degree and unpredictability of government intervention. Freddie Mac was placed into conservatorship by the Federal Housing Finance Agency despite having complied with its long-established capital requirements. Washington Mutual was seized by the Federal Deposit Insurance Company (“FDIC”) following rapid withdrawals by depositors, many of whom were fully insured. Wachovia was purchased by Wells Fargo, after it came under regulatory pressure to sell itself quickly. Currently, all of our bank holdings have either issued shares to the Treasury to access TARP or have received full approval to do so.

Defensive areas such as Consumer Staples, Healthcare, and Utilities declined less than the market. Our stock selection in these areas was the strongest aspect of the Fund during the year. Within Consumer Staples, Wal-Mart Stores advanced 20% as the company’s under-levered balance sheet, economies of scale, and stronger than expected results attracted investors to the stock. Within Healthcare, our positions in pharmaceutical companies Astrazeneca, Schering Plough, and Bristol-Myers Squibb aided performance. We made gains from Astrazeneca when we sold out of the position in August, but maintained our investments in Schering Plough and Bristol Myers. Both have strong balance sheets with little or no debt and are returning valuable cash to shareholders. Within Utilities, Entergy, Exelon and FPL have traded down in step with falling prices for oil and natural gas. As gas prices fall, utility company revenues decline as operating costs remain unchanged. This compresses their profit margins.

This year has been one of the most difficult we have faced in our nearly 30-year history, but we have faced demanding times before and prevailed. In a market beset by confusion, we focus on what we know. Valuation remains the beacon that guides us. At the end of the day, a stock’s value continues to be the present value of its future cash flows. We are willing to incorporate new facts and new experiences, but our history tells us that our best course of action is to remain faithful to our core competency — fundamental value investing. Recent events have not eradicated the exceptional value we feel is embedded in our portfolios. We believe that several years from now we will look back at these rare times and be astounded by the risk/reward opportunities that were available.

George Davis, Chief Executive Officer, Portfolio Manager
Sheldon Lieberman, Portfolio Manager
Stan Majcher, Portfolio Manager
David Green, Portfolio Manager
Patty McKenna, Portfolio Manager
Hotchkis and Wiley Capital Management, LLC

Transamerica Partners Growth
and
Transamerica Partners Institutional Growth
December 31, 2008
(Unaudited)

Sub-advisor:
Turner Investment Partners, Inc.

Market Overview:

The global stock market’s dismal performance in 2008 reflected a global economic slowdown, a downright recession in the U.S., and a financial crisis that first surfaced in the sub-prime mortgage market. A relatively minor percentage of homeowners unable to meet their sub-prime mortgage obligations morphed into about 2 million home foreclosures, billions of dollars of complex, toxic mortgage securities that proved nearly impossible for financial institutions to either value or unload, and the most severe contraction of credit in modern times. In March, the once-storied New York investment firm Bear Stearns collapsed. The unemployment rate rose to 7.2%, and, alas, was widely expected to go higher still in the months ahead. Financial titans Merrill Lynch, Washington Mutual, and Wachovia found themselves starved for cash and ended up being acquired by better-capitalized competitors. Mortgage giants Fannie Mae and Freddie Mac were nationalized. The Treasury Department had to provide an immediate bridge loan to American International Group, the world’s largest insurance company, in order for it to survive. All of it culminated in a $700-billion bailout package by the federal government and a slashing of the Federal Reserve’s short-term interest rate to near zero to help stabilize a teetering global financial system.

Governments around the world were quick to act in an attempt to mitigate the meltdown in the credit and equity markets in 2008. Following rate cuts in the U.S., countries from Australia to Japan to the European Union also lowered their short term interest rates while U.S. President-elect Obama pledged a fiscal stimulus package of approximately $1 trillion. Even with these actions, the US economy continued to weaken. In December, the National Bureau of Economic Research said that America officially fell into a recession back in December 2007.

Performance:

For the year ended December 31, 2008, Transamerica Partners Growth Fund returned (51.24%) and Transamerica Partners Institutional Growth Fund returned (51.14%). By comparison, the benchmark, the Russell 1000® Growth Index, returned (38.44%).

Strategy Review:

The Fund seeks to invest in fundamentally attractive companies with strong earnings growth rates. In the Consumer Discretionary sector, slower growth companies that we did not own held the high ground, while the market punished the higher growth companies that we favor. For example, well known companies that we did not own like Wal-Mart and McDonald’s held up reasonably well. On the other hand, shares of Google, the Fund’s largest position, traded substantially lower. We continue to hold shares of this company, as an improving economic environment could provide for a more favorable earnings outlook and improved valuation in 2009. Also of note in this sector was the poor showing posted by Baidu — a Chinese internet search provider. We sold this company during the fourth quarter due to concerns that its paid-search listings include unlicensed pharmaceutical companies among its top bidders for medical keywords. With the company’s integrity in doubt, this company was sold.

In the technology sector the Fund’s holdings in Broadcom and Qualcomm held up reasonably well. Additionally, the Fund is poised to benefit from key holdings Apple and Hewlett Packard. Apple, a well known leader and innovator when it comes to consumer electronics, is currently trading at a mid-teens price-to-earnings multiple, with an earnings growth rate in the low 20% area. Hewlett Packard has a balanced worldwide revenue profile, with compelling cost cutting opportunities from the recent EDS acquisition. Additionally, this company also appears very attractive in terms of its Price/Earnings to growth rate.

On the positive side, the Materials/Processing sector contributed the most to relative results during the year, as fertilizer company, Mosaic Co. benefited from soaring crop prices over the summer. In addition, the Fund benefited from avoiding major steel companies, such as United States Steel and AK Steel Holding Corp., which were down significantly during the year.

Robert E. Turner, Portfolio Manager
Turner Investment Partners, Inc.

Transamerica Partners Total Return Bond
and
Transamerica Partners Institutional Total Return Bond
December 31, 2008
(Unaudited)

Sub-advisors:
Western Asset Management Company
Western Asset Management Company, Ltd.

Market Overview:

The Federal Reserve (“Fed”) intensified its campaign against downside risks to growth in response to the deepening financial crisis. The spread between Treasuries and LIBOR surged beyond previous extreme levels, and without the provision of credit, investors began to question the durability of the underlying economy. The Federal Funds rate was reduced a cumulative 425 basis points (“bps”) (525 bps for the cycle) to near 0% by year end; this essentially moved the Fed beyond its traditional form of stimulus. A number of new lending facilities, designed to meet the liquidity demands of financial intermediaries across the full banking spectrum, were implemented. The Fed and the Treasury recently announced plans to channel up to $600 billion directly to the mortgage market, and up to $200 billion directly to consumer and small business finance, including credit card, auto and student loans. Details emerged that much of this funding would result in a major increase in the money supply. Yields on 30-year fixed-rate conventional mortgages declined roughly 1% as a result, to the lowest level on record. The Treasury allocated the first $250 billion of funds authorized under the Troubled Assets Relief Program (“TARP”) by taking direct equity stakes in the U.S. banking system. Economic data was negative and third-quarter GDP contracted 0.5% on falling consumption expenditures. Consumer confidence fell as labor market conditions deteriorated and equity prices plunged. The unemployment rate increased 1.7% to 6.7% (as of early December), though the U.S. dollar gained close to 6% against a trade-weighted basket of currencies. The dollar’s negative correlation with oil held strong as the price per barrel fell 54% after temporarily spiking in the summer. All in all, the year was the worst year for risk-taking in a quarter century. Spreads widened over 350 bps on investment-grade issues and more than 1,100 bps on high-yield issues. Mortgage-backed securities performed better, though even these government-backed securities underperformed Treasuries by 2.32% over the period. The S&P 500 Index lost 37% as volatility soared, marking 2008 as the worst year for equities since 1931.

Performance:

For the year ended December 31, 2008, Transamerica Partners Total Return Bond Fund returned (9.00%) and Transamerica Partners Institutional Total Return Bond Fund returned (8.68%). By comparison, the benchmark, Barclays Capital US Aggregate Bond Index (formerly, Lehman Brothers Aggregate Bond Index), returned 5.24%.

Strategy Review:

Our strategies produced significantly negative results. A large overweight exposure to the mortgage-backed sector detracted from returns as volatility remained high and negative housing news continued to damage market sentiment. We had diversified into a number of non-agency issues that were particularly impacted and further detracted from performance due to rising defaults, uncertainty in that marketplace and a lack of liquidity. An emphasis on lower-quality credits and select financial issues was also a large negative as spreads soared in the wake of the sub-prime lending crisis, deteriorating liquidity conditions and slowing economic growth. Spreads widened to new all-time highs in mid-March before partially recovering in April and May. These gains were given back later in the period, however, on deteriorating investor sentiment and poor earnings. The high-yield sector performed poorly on news of more ratings downgrades, rising defaults, and a volatile and declining stock market. A modest exposure to international bonds in other advanced economies had a negative impact as the flight-to-safety outside the U.S. was minimal relative to U.S. Treasury markets. A modest exposure to Treasury Inflation-Protected Securities had a negative impact as oil plunged to approximately $40/barrel and inflation fears switched to deflation fears. On a positive note, a tactically-driven duration posture contributed modestly to returns as bond yields rallied over the year.

S. Kenneth Leech, Chief Investment Officer
Stephen A. Walsh, Deputy Chief Investment Officer
Carl L. Eichstaedt, Portfolio Manager
Edward A. Moody, Portfolio Manager
Mark Lindbloom, Portfolio Manager
Western Asset Management Company
Western Asset Management Company, Ltd.

Transamerica Partners Large Value
and
Transamerica Partners Institutional Large Value
December 31, 2008
(Unaudited)

Sub-advisors:1
Alliance Bernstein, LP
TCW Investment Management Company

Market Overview:

AllianceBernstein, LP — The US equity market collapsed in 2008 amid continuing disarray in the global credit markets and a deepening US recession. The S&P 500 Index dropped 21.9% in the fourth quarter and 37% for the year, one of the worst downturns on record. The carnage was pervasive, with Financials, Industrial Resources and other cyclical sectors leading the sell-off. Defensive sectors, such as Utilities, Consumer Staples and Healthcare, fell less than the market.

In this climate of widespread panic, the Russell 1000® Value Index and the Russell 1000® Growth Index also fell 36.9% and 38.4%, respectively, for the year. However, value metrics, which value managers like ourselves depend on, did poorly in 2008. Stocks trading at low valuations based on trailing earnings and book value underperformed, in sharp contrast to history.

TCW Investment Management Company — While the excitement of the presidential election and subsequent victory of Barack Obama stirred the country and the world, financial and economic issues set the tone for the market. Financial turmoil led the Federal Reserve Board (“Fed”) to slash the federal-funds rate to a range between 0%-0.25% from 4.25% at the beginning of the year. The 10-year Treasury note dropped to nearly 2% from 4% at the end of 2007, the lowest level since the Depression era. These interest rate cuts were part of a major stimulus effort by Congress, the Treasury, and the Fed to stem the spiraling financial crisis. The “allowed” Lehman Brothers bankruptcy in mid-September is cited by many as the breaking point of the financial crisis and the economy. Gross Domestic Product dipped into negative territory in the third quarter and went over the cliff in the fourth quarter with the threatened collapse of the U.S. automotive industry and a few stumbles in the enactment and execution of the Treasury’s Troubled Asset Relief Program (TARP). The economic slowdown led to a rising unemployment rate throughout the year that reached 7.2% at the end of December.

Consumers experienced asset value reductions in both real estate and equity holdings and faced tightening credit while trying to pay down debt amidst concerns of future job losses. Retail sales were negatively impacted by a shortened holiday season (by one less weekend) as well as by bad weather swaying already reluctant shoppers to stay home. Only the announcement by the Fed to purchase mortgage backed securities in an effort to lower home financing costs and falling prices at the gas pump helped offset consumers’ economic travails. Crude prices dropped precipitously since their high in July of $147/barrel to approximately $45 at year end.

Performance:

For the year ended December 31, 2008, Transamerica Partners Large Value Fund returned (43.35%) and Transamerica Partners Institutional Large Value Fund returned (43.20%). By comparison, the benchmark, the Russell 1000® Value Index, returned (36.85%).

1 Effective December 31, 2008, TAM terminated its Investment Sub-Advisory Agreements with AllianceBernstein L.P. and TCW Investment Management Company with respect to the Transamerica Partners Large Value Portfolio, the underlying mutual fund in which all of the assets of Transamerica Partners Large Value and Transamerica Partners Institutional Large Value are invested, and entered into a new Investment Sub-Advisory Agreement with Aronson+Johnson+Ortiz, LP.

Strategy Review:

AllianceBernstein, LP — During the period, the Fund underperformed its benchmark, the Russell 1000® Value Index, before fees. Stock selection in the financial sector accounted for most of the performance drag. Global recession fears also undermined many of our consumer-related holdings. Our extensive analysis of financial companies focused primarily on our holdings’ ability to absorb significant economic losses resulting from deteriorating credit-market conditions. We clearly underestimated the severity and abruptness of the downward spiral of mark-to market losses and rating-agency downgrades that ultimately prevented these firms from accessing credit markets or raising equity without heavy dilution. The worst detractor in 2008 was American International Group, which relinquished 80% ownership to the government in exchange for financing. Other big detractors included Fannie Mae and Freddie Mac, which we exited, and Hartford Financial, where we see considerable return potential based on our long-term estimates.

While we are disappointed with recent results, we remain confident that we can ultimately deliver on our portfolios’ return potential. They now trade at some of the most attractive valuations versus their benchmarks in our history and at prices to book value comparable to levels of the early 1990’s banking crisis, which heralded one of our strongest periods of out-performance. We expect these pricing distortions to correct as the crisis runs its course and anxiety eventually subsides, which we believe should enable our portfolios to recover the losses of the past year and to restore the premium performance we and our clients expect.

TCW Investment Management Company — There have been no changes to our investment objective or strategy. However, given the precipitous decline in oil prices, we have found exciting opportunities in the Energy sector by initiating new names Valero, Anadarko Petroleum and Marathon Oil. Although we remain underweighted in Financials, we added Invesco and Lazard to the Fund.

The stocks that had the greatest positive impact over 2008 were Travelers Companies, Millennium Pharmaceuticals, Watson Pharmaceuticals and Bristol Myers-Squibb.

The stocks that had the greatest negative impact on performance were Fannie Mae, Tenet Healthcare, Flextronics and MeadWestvaco.

Marilyn G. Fedak, Co-Chief Investment Officer — US Value Equities
John P. Mahedy, Co-Chief Investment Officer — US Value Equities
John D. Phillips, Jr., Senior Portfolio Manager
Christopher Marx, Senior Portfolio Manager
AllianceBernstein, LP

Diane E. Jaffee, Group Managing Director
TCW Investment Management Company

Transamerica Partners Large Growth
and
Transamerica Partners Institutional Large Growth
December 31, 2008
(Unaudited)

Sub-advisors:2
Marsico Capital Management, LLC
OFI Institutional Asset Management, Inc.
Wellington Management Company, LLP

Market Overview:

Marsico Capital Management, LLC — U.S. large capitalization growth equities, as measured by the Russell 1000 Growth® Index, posted sharp declines for the one-year period ended December 31, 2008.

From the perspective of economic sector performance (using Global Industry Classification Standards® for the Russell 1000® Growth Index as a reference point), weakness was widespread. All ten sectors in the Russell 1000® Growth Index posted negative returns. Financials (−53%), Energy (−50%), and Materials (−46%) were the worst-performing sectors. Consumer Staples was the best-performing sector with a return of (16%). All other sectors were down between (25%) and (44%).

Large capitalization equities underperformed their small capitalization counterparts by more than 3% (based on the Russell 1000® Index and Russell 2000® Index performance), although it bears mentioning that both indexes — with returns of (37.60%) and (33.79%), respectively — were deeply “in the red.” Within the US large capitalization arena, value narrowly outperformed growth during the period. The Russell 1000® Value Index and Russell 1000® Growth Index had total returns of (36.85%) and (38.44%), respectively.

OFI Institutional Asset Management, Inc. — This has been a year like no other in recent memory, with the global economy seriously weakened and confidence in equity markets shaken to a degree unseen in a generation or more. The ongoing credit crisis, housing collapse, and its far-reaching impact on financial markets has been unprecedented as the bear market that began in October 2007 reduced equity index values by more than half before recovering somewhat in the closing weeks of 2008.

The pervasive lack of credit in 2008 fueled a massive scaling back among U.S. corporations, increasing unemployment, and decreasing consumer spending. And while the third quarter Gross Domestic Product was only slightly negative, economists anticipate the fourth quarter will be among the worst on record, bringing unprecedented volatility to the markets.

While we would hesitate to call November 20th the ultimate low in the bear market that has ravaged equities over the past 14 months, the subsequent rally has been significant. From the intra-quarter low through December 31, the S&P 500 Index gained 20.5%. In an absolute sense, this rally surpasses the technical definition of a bull market; however, its brief duration precludes this designation as we typically look for a sustained rally over at least three months. Although not quite across that 20% threshold, the Russell 1000® Growth also soared in the closing weeks of 2008, gaining 19.3% from its intra-quarter low through quarter-end.

Wellington Management Company, LLP — The fiscal year ended December 31, 2008 was a difficult time for virtually all equity styles. Problems in the sub-prime mortgage market spread throughout the financial system, creating a full-blown liquidity/credit crisis that roiled global markets. The final two months of the fiscal year proved exceptionally tumultuous and were capped by an alarming series of events: the US government’s takeover of the

2 Effective on or about September 16, 2009, TAM terminated its Investment Sub-Advisory Agreement with Marsico Capital Management, LLC with respect to the Transamerica Partners Large Growth Portfolio, the underlying mutual fund in which all of the assets of Transamerica Partners Large Growth and Transamerica Partners Institutional Large Growth are invested, and entered into a new Investment Sub-Advisory Agreement with Jennison. OFII and Wellington Management will continue to serve as sub-advisers to the Transamerica Partners Large Growth Portfolio.

Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and American International Group, Inc. (“AIG”); the failure of Lehman Brothers Holdings Inc.(“ Brothers”); the distressed sales of the commercial banking franchises of Washington Mutual, Inc. and Wachovia Corporation; Bank of America Corporation’s acquisition of Merrill Lynch & Co., Inc.; and the conversion of investment banks, The Goldman Sachs Group, Inc. and Morgan Stanley, to commercial banks.

With an unprecedented level of coordination and cooperation, the US Treasury Department and the Federal Reserve Board (“Fed”) presided over efforts to resuscitate credit markets and stabilize the financial system, culminating in the creation of the $700 billion Troubled Asset Relief Program (“TARP”). An initial $350 billion was invested in nine large US financial institutions in an attempt to restore confidence in the system.

Concerns about inflation persisted through much of the fiscal year, fueled by record-high commodity prices. These worries were largely abated as the period came to a close, when slowing US demand and the weakening global economy caused oil and other commodities prices to drop. Over the year, the Fed lowered the fed funds rate from 4.25% to virtually 0.00%. The ongoing correction in the housing market, debt deflation, rising unemployment, and sluggish production and consumption patterns increasingly pointed to recession, as the effects of the credit crisis worked through the real economy.

Performance:

For the year ended December 31, 2008, Transamerica Partners Large Growth Fund returned (40.21%) and Transamerica Partners Institutional Large Growth Fund returned (40.04%). By comparison, the benchmark, the Russell 1000® Growth Index, returned (38.44%).

Strategy Review:

Marsico Capital Management, LLC — The Fund’s performance was hurt by both stock selection and positioning in the Healthcare and Consumer Staples sectors. Healthcare and Consumer Staples were the strongest-performing areas of the Russell 1000® Growth Index and the Fund could have benefited by having more investments in these areas. The Fund’s results were also hampered by stock selection in the sectors. The Fund’s position in healthcare services company UnitedHealth Group Inc. slid 49% prior to being sold from the Fund. Consumer Staples position, CVS Caremark Corp., dropped 27%.

Information Technology positions Apple, Inc. and Google, Inc. hindered performance. In the Telecommunication Services sector, wireless provider China Mobile Ltd. and AT&T, Inc. each declined sharply prior to being sold. The Fund’s positions in hotel/casino operators Las Vegas Sands, Inc. and Wynn Resorts Ltd. also posted disappointing performance results. Energy holdings Transocean Ltd., Petroleo Brasileiro and Schlumberger Ltd. were also among the Fund’s weakest performing individual positions.

There were a few areas that had a positive impact on the Fund’s 12-month performance. While the Fund’s Financials positions posted a collective return of (33%), the return exceeded the (53%) return of the Russell 1000® Growth Index Financials sector. Similarly, the Fund’s Industrials holdings, in aggregate, posted a return that surpassed that of the Russell 1000® Growth Index Industrials sector. Certain of the Fund’s individual positions posted solid, positive returns, including McDonald’s Corp., Visa, Inc., and biotechnology company Genentech, Inc.

During the reporting period, the Fund’s average sector allocations emphasized the Consumer Discretionary, Industrials, Information Technology, and Energy sectors.

OFI Institutional Asset Management, Inc. — September and October were particularly difficult months as both the Fund and its benchmark suffered double-digit declines. In fact, October was the second worst one-month return in the benchmark’s 30-year history.

Over the course of the period for the Fund, six sectors added value while four detracted from it. Strong selectivity in the Consumer Discretionary sector proved beneficial, adding 0.6 percentage points of out-performance versus the Index. Toy-maker Hasbro was over-weighted versus the index, gaining 16.8% for the year. The Fund also benefited from positions in DirecTV Group (−3.6%) and Nike (−19.4%). Although both were lower in 2008, the individual stock returns were ahead of the Fund’s overall return, making each attractive on a relative basis.

Materials, with -0.8 percentage points of underperformance, was the most costly sector relative to the Russell 1000® Growth Index. AK Steel Holding (−84.2%) was among the Fund’s weakest holdings. The steel maker faced dwindling orders, production cuts and layoffs in the face of the economic slowdown, falling over 84% while held. Fertilizer producer, Mosaic (−75.4%), impacted by falling commodities prices, lost nearly three-quarters of its value in 2008.

The top five contributing stocks (in rank) were: Wal-Mart, IBM, Exxon Mobil, McDonald’s, and Philip Morris.

The Fund’s largest detractors for the period were: Apple, UnitedHealth, Schlumberger, and Google.

Our quantitative investment process can be summed with just two words: systematic and disciplined. We employ a dynamic, time-tested approach, based on a foundation of quantitative techniques combined with fundamental analysis to identify investment opportunities. The investment process is designed to create portfolios that closely reflect a benchmark’s fundamental characteristics.

The position we are in now, following the credit and housing burst, is strikingly similar to the bursting of the technology bubble at the start of the decade. Following that tumult, valuation and risk measures swung back into favor and our quantitative portfolios outperformed for the next several years. As was the case then, we have seen choppiness (with unprecedented volatility) and indiscriminate selling moving the markets back towards a historically normal risk-averse stance — something we consider as good for our process.

In our best case scenario, the economy shifts away from a deflationary spiral — a concern of many economists — and the financial system gradually moves out of its recession toward the middle or end of the year. As the market stabilizes, and our risk and valuation factors once again swing back into favor, we envision a prolonged period in which our fundamental-driven investment process is generating alpha with the potential to add value for the Transamerica Partners Large Growth Fund in 2009 and beyond.

Wellington Management Company, LLP — The Fund is a result of fundamental, bottom up stock selection. Our investment process leverages the extensive research resources of the firm and emphasizes a balance of growth, valuation, and quality criteria in selecting stocks. Our underweight to Consumer Staples along with weak stock selection within Healthcare was the primary driver of the Fund’s relative underperformance.

Healthcare holdings, including Humana, Bristol Myers Squibb and Gilead Sciences, detracted from performance. Within Industrials, capital goods firms Caterpillar, Rockwell Collins, and Fluor also hurt relative performance. These stocks declined, in part, as a result of the global credit crisis which reduced near term demand for large infrastructure projects.

Our underweight allocation to, and security selection within, the Consumer Staples sector also detracted from relative performance. Portfolio positioning reflects our belief that stocks within this traditionally defensive sector generally trade at relatively high multiples and do not offer the kind of growth and return opportunities that are consistent with our investment philosophy and objective.

The Fund’s three largest absolute detractors, Microsoft, Cisco, and, Cadence Design, were within the Information Technology sector. Cadence Design was also the Fund’s largest relative detractor. Shares declined on news of lower-than-expected guidance for the second half of the year, and their withdrawal of the proposal to acquire Mentor Graphics. We eliminated our position in the company as the fiscal year drew to a close.

For the one year period, relative performance was aided by the Energy sector. While overweight Energy for the first half of the year, during the summer we began closing the meaningful overweight because valuations became much less attractive. The Fund also benefited from a modest cash position, which helped relative performance in a downward-trending market.

Thomas F. Marsico, Chief Investment Officer
Marsico Capital Management, LLC

David E. Schmidt, Portfolio Manager
OFI Institutional Asset Management, Inc.

Paul E. Marrkand, CFA, Portfolio Manager
Wellington Management Company, LLP

Transamerica Partners Core Bond
and
Transamerica Partners Institutional Core Bond
December 31, 2008
(Unaudited)

Sub-advisor:
BlackRock Financial Management, Inc.

Market Overview:

The US economy and fixed income market found 2008 to be one of the most difficult years in decades. It can be best characterized by the persistent deterioration of the country’s economic fundamentals and severe technical disturbances that led to countless unprecedented, historical events. A toxic investment environment fueled a massive flight-to-quality, leading to the lowest Treasury yields in more than fifty years. The yield on the 10-year Treasury hit 2.06% on December 30. Within the Barclays Capital Indices, the Treasury sector returned 13.74% for the year. Spread sectors underperformed dramatically, led by commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”), which were down 20.52% and 12.72%, respectively. Investment-grade corporates were also down 4.94% on the year. While posting positive returns for the year, agencies and mortgages also underperformed Treasuries and were up 9.08% and 8.34%, respectively. By year-end, however, tentative signs appeared that aggressive and creative actions taken by the Federal Reserve (“Fed”) and the U.S. Treasury were working to stabilize the financial markets.

The housing market is at the core of the crisis, with its collapse the cause and recovery believed to be the cure of the ongoing turmoil. While home affordability has improved with the drop in price levels and mortgage rates, steadily rising unemployment is reducing the number of potential buyers. The unemployment rate reached a 15-year high of 7.2% in December, and is expected to continue to rise through the new year.

A large driver behind the increased joblessness is the wave of bankruptcies and layoffs started by Bear Stearns in March. In rapid succession, we witnessed the US government takeover of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the sale of Merrill Lynch to Bank of America, the US government takeover of AIG, the reorganization of Goldman Sachs and Morgan Stanley, the collapse of Washington Mutual, and the forced takeover of Wachovia by Wells Fargo. US automakers teetered on the brink of insolvency but would become parties to the bailout programs created to salvage American industry.

The Fed and US Treasury created an “alphabet soup” of initiatives, including the Term Auction Facility (TAF), Temporary Liquidity Guarantee Program (TLGP), Commercial Paper Funding Facility (CPFF), Term Asset-Backed Securities Loan Facility (TALF), and most notably the Troubled Asset Relief Program (TARP) to help steady the economy. The most aggressive action from the Fed came in the form of monetary easing, lowering the Fed Funds target rate 400 basis points (“bps”) over the course of the year. At the Federal Open Market Committee December 16th meeting, it established a 0-0.25% target range for the Federal Funds rate. This is despite automobile sales, oil prices, and valuations on inflation-linked securities pointing toward a collapse in consumption and an emerging threat of deflation; a dramatic shift from the upward momentum in consumer and producer prices earlier in the year that took oil over $145 a barrel and caused concerns of stagflation. The Fed also implemented the open market purchase of agency debt and mortgage-backed securities.

We believe that December brought some indication that the worst of the crisis may be behind us. By year-end, money markets had recovered substantially from the unprecedented flight-to-quality that had caused huge money fund outflows and malfunctioning inter-bank markets. Improvement in the bond markets was more tentative, but the out-performance of spread sectors during December offered hope of relief from the relentless pressure of de-leveraging.

Performance:

For the year ended December 31, 2008, Transamerica Partners Core Bond Fund returned (2.33%) and Transamerica Partners Institutional Core Bond Fund returned (2.11%). By comparison, the benchmark, Barclays Capital US Aggregate Bond Index (formerly, Lehman Brothers Aggregate Bond Index), returned 5.24%.

Strategy Review:

BlackRock applies a controlled duration, relative value sector rotation, and security selection style to the management of our fixed income mandates. The distinguishing feature of BlackRock’s investment management style has been the ability to generate alpha within a risk-controlled framework. Real-time analysis of a vast array of risk measures allows assessment of the potential impact of various sector and security strategies on total return. As a result, we believe consistent value is added and performance volatility is controlled.

BlackRock’s disciplined investment process seeks to add value through:

•	relative value sector/sub-sector rotation and security selection,

•	rigorous quantitative security and portfolio valuations,

•	intense fundamental credit analysis,

•	portfolio duration controlled within a narrow band around a benchmark, and

•	the judgment of experienced portfolio managers.

We believe the basis of successful investment performance is research and analysis of sectors and securities, not interest rate speculation. We believe that market-timing strategies are highly volatile and produce potentially inconsistent results. Our philosophy has not changed since the inception of the firm.

Over the year, the Fund was underweight Treasuries, which we view as expensive, and see better relative value in other high quality spread product. Our allocation to Agency debt increased given the attractive spread pickup to Treasuries and strong government support. We have maintained our over-weights to residential and commercial mortgage-backed securities (“MBS”). In Agency pass-through MBS, we are biased toward lower coupon paper, as the Fed absorbs the majority of supply in these relatively small coupons. We continue to hold non-agency MBS positions, primarily prime hybrid adjustable rate mortgages (“ARMs”), and prime 15- and 30-year conforming balance whole loan collateralized mortgage obligations (“CMOs”). We also have a small allocation to option ARM securities with approximately 45-50% credit enhancement. The CMBS allocation is focused in seasoned AAA paper and high subordination super-senior AAA bonds, which are well-protected from any deterioration in credit. We continue to monitor deal quality and swap into better names on opportunity. We have maintained a small underweight to corporate bonds, but are overweight financials at current levels. We are selective in this space and are avoiding regional names, but opportunistically adding exposure through attractively valued new issues. The Fund is overweight ABS, and maintains an up-in-quality bias. We continue to focus on short-dated credit card and auto paper from top-tier prime issuers. The Fund has had limited exposure to the non-U.S. investment grade sectors over the year, with a high yield allocation ranging between 1-2%. We have also maintained non-US dollar exposure through Euro, UK, Japanese, and Mexican bonds and futures.

Over 2008, the best strategy would have been to hold 100% Treasuries, as all spread sectors underperformed. The major detractors from performance were our over-weights to CMBS and ABS, and non-Agency mortgage allocations. The Fund’s exposure to Lehman Brothers’ corporate debt was the only notable issuer with a markedly negative impact on performance. As to be expected in any instance of bankruptcy, the name sold off dramatically in September.

Scott Amero, Managing Director, Global Chief Investment Officer — Fixed Income
Matthew Marra, Managing Director
Andrew Phillips, Managing Director
BlackRock Financial Management, Inc.

TRANSAMERICA PARTNERS FUNDS GROUP
on behalf of its Series:
TRANSAMERICA PARTNERS LARGE VALUE
TRANSAMERICA PARTNERS LARGE GROWTH
TRANSAMERICA PARTNERS CORE BOND
and
TRANSAMERICA PARTNERS FUNDS GROUP II
on behalf of its Series:
TRANSAMERICA PARTNERS INSTITUTIONAL LARGE VALUE
TRANSAMERICA PARTNERS INSTITUTIONAL LARGE GROWTH
TRANSAMERICA PARTNERS INSTITUTIONAL CORE BOND
(each, a “Destination Fund” and together, the “Destination Funds”)
570 Carillon Parkway
St. Petersburg, Florida 33716
(Toll free) 1-888-233-4339
STATEMENT OF ADDITIONAL INFORMATION
October 16, 2009
     This Statement of Additional Information is not a prospectus and should be read in conjunction with the combined Information Statement and Prospectus dated October 16, 2009 (the “Information Statement/Prospectus”), which relates to the shares of each Destination Fund to be issued in exchange for shares of the corresponding Transamerica fund as shown below (each, a “Target Fund” and together, the “Target Funds”). Each of Transamerica Partners Value, Transamerica Partners Growth, Transamerica Partners Total Return Bond, Transamerica Partners Large Value, Transamerica Partners Large Growth and Transamerica Partners Core Bond is a series of Transamerica Partners Funds Group, an open-end management investment company organized as a Massachusetts business trust (“Trust I”), and each of Transamerica Partners Institutional Value, Transamerica Partners Institutional Growth, Transamerica Partners Institutional Total Return Bond, Transamerica Partners Institutional Large Value, Transamerica Partners Institutional Large Growth and Transamerica Partners Institutional Core Bond is a series of Transamerica Partners Funds Group II, an open-end management investment company organized as a Massachusetts business trust (“Trust II”). Each Target Fund and Destination Fund invests in securities through an underlying mutual fund (called a “Portfolio”) having the same investment goals and strategies. Please retain this Statement of Additional Information for further reference.
     To obtain a copy of the Information Statement/Prospectus, free of charge, please write to the Destination Funds at the address set forth above or call the Destination Funds at the number set forth above.

Target Funds:	Destination Funds:
Transamerica Partners Value	Transamerica Partners Large Value
Transamerica Partners Institutional Value	Transamerica Partners Institutional Large Value
Transamerica Partners Growth	Transamerica Partners Large Growth
Transamerica Partners Institutional Growth	Transamerica Partners Institutional Large Growth
Transamerica Partners Total Return Bond	Transamerica Partners Core Bond
Transamerica Partners Institutional Total Return Bond	Transamerica Partners Institutional Core Bond

TABLE OF CONTENTS

Page
INTRODUCTION	S-2
DOCUMENTS INCORPORATED BY REFERENCE	S-2
PRO FORMA FINANCIAL STATEMENTS	S-2

INTRODUCTION
     This Statement of Additional Information is intended to supplement the Information Statement/Prospectus relating specifically to the proposed transfer of all of the property and assets of each Target Fund to, and the assumption of the liabilities of each Target Fund by, the corresponding Destination Fund in exchange for shares of the Destination Fund as shown in the table above.
DOCUMENTS INCORPORATED BY REFERENCE
     This Statement of Additional Information consists of these cover pages, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein.
1.	Trust I’s Statement of Additional Information, dated May 1, 2009 (File Nos. 033-61810; 811-07674), as filed with the SEC on April 30, 2009 (Accession No. 0000950144-09-003720) is incorporated herein by reference.
2.	Trust I’s Annual Report for the fiscal year ended December 31, 2008 (File No. 811-07674), as filed with the SEC on March 9, 2009 (Accession No. 0000950123-09-004286) is incorporated herein by reference.
3.	Trust I’s Semi-Annual Report for the fiscal period ended June 30, 2009 (File No. 811-07674), as filed with the SEC on August 31, 2009 (Accession No. 0000950123-09-039854) is incorporated herein by reference.
4.	Trust II’s Statement of Additional Information, dated May 1, 2009 (File Nos. 333-00295; 811-07495), as filed with the SEC on April 30, 2009 (Accession No. 0000950144-09-003718) is incorporated herein by reference.
5.	Trust II’s Annual Report for the fiscal year ended December 31, 2008 (File No. 811-07495), as filed with the SEC on March 9, 2009 (Accession No. 0000950123-09-004289) is incorporated herein by reference.
6.	Trust II’s Semi-Annual Report for the fiscal period ended June 30, 2009 (File No. 811-07495), as filed with the SEC on August 31, 2009 (Accession No. 0000950123-09-039859) is incorporated herein by reference.
PRO FORMA FINANCIAL STATEMENTS
     Shown below are the financial statements for each Destination Fund and the corresponding Target Fund and pro forma financial statements for each combined Destination Fund, provided that (i) no pro forma financial statements have been prepared and included relating to the reorganization of Transamerica Partners Large Value and Transamerica Partners Value because the net asset value of Transamerica Partners Value does not exceed 10% of the net asset value of Transamerica Partners Large Value as of August 31, 2009 and (ii) no pro forma financial statements have been prepared and included relating to the reorganization of Transamerica Partners Institutional Large Value and Transamerica Partners Institutional Value because the net asset value of Transamerica Partners Institutional Value does not exceed 10% of the net asset value of Transamerica Partners Institutional Large Value as of August 31, 2009.
     The pro forma financial statements are unaudited.
     See Notes to Pro Forma Combined Financial Statements.

Pro Forma Schedule of Investments for Transamerica Partners Growth Portfolio and Transamerica Partners Large Growth Portfolio
At June 30, 2009
(Unaudited)

	Transamerica Partners		Transamerica Partners Large
	Growth Portfolio		Growth Portfolio		Pro Forma Combined Portfolio
	Shares	Value	Shares	Value	Shares	Value

COMMON STOCKS (97.3%)
Aerospace and Defense
General Dynamics Corp.			237,533	$13,156,953	237,533	$13,156,953
Lockheed Martin Corp.			174,936	14,108,589	174,936	14,108,589
Northrop Grumman Corp.			32,300	1,475,464	32,300	1,475,464
Raytheon Company			184,215	8,184,672	184,215	8,184,672
United Technologies Corp.			59,000	3,065,640	59,000	3,065,640
Agriculture
Archer-Daniels-Midland Company	108,200	$2,896,514	60,800	1,627,616	169,000	4,524,130
Monsanto Company	41,470	3,082,880			41,470	3,082,880
Monsanto Company			186,857	13,890,949	186,857	13,890,949
Mosaic Company (The)			47,389	2,099,333	47,389	2,099,333
Potash Corp. of Saskatchewan, Inc. (Canada)	22,700	2,112,235	91,078	8,474,808	113,778	10,587,043
Airlines
AMR Corp.*			112,600	452,652	112,600	452,652
Apparel: Manufacturing and Retail
Abercrombie & Fitch Company — Class A			196,308	4,984,261	196,308	4,984,261
Buckle, Inc. (The)			47,287	1,502,308	47,287	1,502,308
Coach, Inc.	51,000	1,370,880	124,530	3,347,366	175,530	4,718,246
Foot Locker, Inc.			93,900	983,133	93,900	983,133
Gap, Inc. (The)			47,531	779,508	47,531	779,508
Guess?, Inc.	56,580	1,458,632	99,297	2,559,877	155,877	4,018,509
Nordstrom, Inc.			48,354	961,761	48,354	961,761
Ross Stores, Inc.			41,000	1,582,600	41,000	1,582,600
Urban Outfitters, Inc.*			130,244	2,718,192	130,244	2,718,192
Automobiles/Motor Vehicles, Automotive Equipment and Repairs
Advance Auto Parts, Inc.			92,496	3,837,659	92,496	3,837,659
AutoNation, Inc.*			46,700	810,245	46,700	810,245
AutoZone, Inc.*			21,699	3,278,936	21,699	3,278,936
Honda Motor Company, Ltd. (ADR) (Japan)	74,240	2,031,949			74,240	2,031,949
Johnson Controls, Inc.			60,900	1,322,748	60,900	1,322,748
Thor Industries, Inc.			23,000	422,510	23,000	422,510
Banks and Financial Services
American Express Company			113,461	2,636,834	113,461	2,636,834
Ameriprise Financial, Inc.			31,600	766,932	31,600	766,932
Bank of America Corp.			1,235,833	16,312,996	1,235,833	16,312,996
Bank of New York Mellon Corp.			20,400	597,924	20,400	597,924
Charles Schwab Corp. (The)	95,000	1,666,300	89,300	1,566,322	184,300	3,232,622
Federated Investors, Inc. — Class B			27,900	672,111	27,900	672,111
Goldman Sachs Group, Inc. (The)	20,150	2,970,916	146,633	21,619,569	166,783	24,590,485
Hudson City Bancorp, Inc.			64,300	854,547	64,300	854,547
IntercontinentalExchange, Inc. *			5,800	662,592	5,800	662,592
Itau Unibanco Banco Multiplo SA (ADR) (Brazil)			188,600	2,985,538	188,600	2,985,538
Jefferies Group, Inc.*			38,900	829,737	38,900	829,737
JPMorgan Chase & Company			450,656	15,371,876	450,656	15,371,876
MasterCard, Inc. — Class A			62,552	10,465,575	62,552	10,465,575
Moody’s Corp.			43,085	1,135,290	43,085	1,135,290
Morgan Stanley	78,700	2,243,737	214,585	6,117,818	293,285	8,361,555
Northern Trust Corp.			18,800	1,009,184	18,800	1,009,184
PNC Financial Services Group, Inc.	56,490	2,192,377			56,490	2,192,377
State Street Corp.			51,793	2,444,630	51,793	2,444,630
T Rowe Price Group, Inc.	52,820	2,201,009	35,400	1,475,118	88,220	3,676,127
US Bancorp			605,906	10,857,836	605,906	10,857,836
Visa, Inc. — Class A	36,280	2,258,793	272,130	16,942,813	308,410	19,201,606
Wells Fargo & Company			676,708	16,416,936	676,708	16,416,936
Western Union Company			248,098	4,068,807	248,098	4,068,807
Broadcast Services/Media
Comcast Corp. — Class A			110,164	1,596,276	110,164	1,596,276
Scripps Networks Interactive — Class A			91,599	2,549,201	91,599	2,549,201
Business Services and Supplies
Accenture, Ltd. — Class A (Bermuda)			50,326	1,683,908	50,326	1,683,908
Hewitt Associates, Inc. — Class A *			11,000	327,580	11,000	327,580
Robert Half International, Inc.	97,525	2,303,541			97,525	2,303,541
SAIC, Inc.*			67,500	1,252,125	67,500	1,252,125
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

	Transamerica Partners		Transamerica Partners Large
	Growth Portfolio		Growth Portfolio		Pro Forma Combined Portfolio
	Shares	Value	Shares	Value	Shares	Value

Chemicals
Celanese Corp. — Series A			45,700	1,085,375	45,700	1,085,375
Dow Chemical Company (The)			392,070	6,328,010	392,070	6,328,010
EI du Pont de Nemours and Company			28,700	735,294	28,700	735,294
Ecolab, Inc.			27,800	1,083,922	27,800	1,083,922
FMC Corp.			33,040	1,562,792	33,040	1,562,792
International Flavors & Fragrances, Inc.			20,800	680,576	20,800	680,576
Lubrizol Corp. (The)			19,500	922,545	19,500	922,545
Sigma-Aldrich Corp.			23,100	1,144,836	23,100	1,144,836
Computer Equipment, Software and Services
Activision Blizzard, Inc.*	171,200	2,162,256			171,200	2,162,256
Adobe Systems, Inc.*	61,430	1,738,469			61,430	1,738,469
Affiliated Computer Services, Inc. — Class A*			17,400	772,908	17,400	772,908
Apple, Inc.*	48,420	6,896,461	254,790	36,289,739	303,210	43,186,200
Automatic Data Processing, Inc.			63,600	2,253,984	63,600	2,253,984
BMC Software, Inc.*			210,526	7,113,674	210,526	7,113,674
CA, Inc.			67,500	1,176,525	67,500	1,176,525
Check Point Software Technologies, Ltd. (Israel)*			101,406	2,379,999	101,406	2,379,999
Cognizant Technology Solutions Corp. — Class A*			25,200	672,840	25,200	672,840
Dell, Inc. *			203,600	2,795,428	203,600	2,795,428
Electronic Arts, Inc.*			56,600	1,229,352	56,600	1,229,352
EMC Corp. *			462,917	6,064,213	462,917	6,064,213
Hewlett-Packard Company			162,213	6,269,532	162,213	6,269,532
International Business Machines Corp.	72,810	7,602,819	349,824	36,528,621	422,634	44,131,440
Microsoft Corp.			1,496,892	35,581,122	1,496,892	35,581,122
MSCI, Inc. — Class A*	54,000	1,319,760			54,000	1,319,760
NetApp, Inc.*			756,848	14,925,043	756,848	14,925,043
Oracle Corp.			1,065,280	22,818,298	1,065,280	22,818,298
Riverbed Technology, Inc.*			105,644	2,449,884	105,644	2,449,884
Salesforce.com, Inc. *	55,830	2,131,031			55,830	2,131,031
SanDisk Corp.*			39,900	586,131	39,900	586,131
Sybase, Inc.*			36,927	1,157,292	36,927	1,157,292
Teradata Corp.*			131,313	3,076,664	131,313	3,076,664
Construction Services and Supplies
NVR, Inc. *	6,453	3,241,923			6,453	3,241,923
Pulte Homes, Inc.	302,330	2,669,574			302,330	2,669,574
Consumer Goods and Services
Altria Group, Inc.			151,102	2,476,562	151,102	2,476,562
Avon Products, Inc.	91,800	2,366,604			91,800	2,366,604
Clorox Company (The)			27,000	1,507,410	27,000	1,507,410
Colgate-Palmolive Company			21,400	1,513,836	21,400	1,513,836
Energizer Holdings, Inc. *			10,600	553,744	10,600	553,744
Kimberly-Clark Corp.			13,700	718,291	13,700	718,291
Philip Morris International, Inc.			261,445	11,404,231	261,445	11,404,231
Procter & Gamble Company (The)			157,772	8,062,149	157,772	8,062,149
Containers and Packaging
Crown Holdings, Inc.*			42,700	1,030,778	42,700	1,030,778
Pactiv Corp. *			44,800	972,160	44,800	972,160
Distribution
Tech Data Corp.*			13,700	448,127	13,700	448,127
WESCO International, Inc.*			31,700	793,768	31,700	793,768
Diversified Operations and Services
McDermott International, Inc. (Panama) *			66,400	1,348,584	66,400	1,348,584
Education
Apollo Group, Inc. — Class A*			54,388	3,868,075	54,388	3,868,075
ITT Educational Services, Inc.*			44,284	4,457,627	44,284	4,457,627
Electronics
Arrow Electronics, Inc.*			47,300	1,004,652	47,300	1,004,652
Avnet, Inc.*			25,900	544,677	25,900	544,677
Emerson Electric Company			161,628	5,236,747	161,628	5,236,747
Hubbell, Inc. — Class B			19,200	615,552	19,200	615,552
Synopsys, Inc.*			43,835	855,221	43,835	855,221
Thomas & Betts Corp.*			33,500	966,810	33,500	966,810
Energy Services
First Solar, Inc.*	8,920	1,446,110			8,920	1,446,110
Engineering
Fluor Corp.			92,950	4,767,405	92,950	4,767,405
Jacobs Engineering Group, Inc.*			21,944	923,623	21,944	923,623
URS Corp.*			17,700	876,504	17,700	876,504
Entertainment, Leisure and Recreation
International Game Technology	65,630	1,043,517			65,630	1,043,517
Starwood Hotels & Resorts Worldwide, Inc.	45,350	1,006,770			45,350	1,006,770
Wynn Resorts, Ltd.*	42,500	1,500,250	191,940	6,775,482	234,440	8,275,732
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

	Transamerica Partners		Transamerica Partners Large
	Growth Portfolio		Growth Portfolio		Pro Forma Combined Portfolio
	Shares	Value	Shares	Value	Shares	Value

Equipment Rental and Leasing
Aaron’s, Inc.			22,300	664,986	22,300	664,986
Food and Beverage
Coca-Cola Company (The)			127,404	6,114,118	127,404	6,114,118
Dean Foods Company*			25,100	481,669	25,100	481,669
General Mills, Inc.			20,500	1,148,410	20,500	1,148,410
Hansen Natural Corp.*	67,120	2,068,638			67,120	2,068,638
Hershey Company (The)			36,000	1,296,000	36,000	1,296,000
HJ Heinz Company			43,700	1,560,090	43,700	1,560,090
Kellogg Company			11,500	535,555	11,500	535,555
PepsiCo, Inc.			94,969	5,219,496	94,969	5,219,496
Sara Lee Corp.			125,000	1,220,000	125,000	1,220,000
Sysco Corp.			89,088	2,002,698	89,088	2,002,698
Insurance
Aflac, Inc.			28,100	873,629	28,100	873,629
Arthur J. Gallagher & Company			37,200	793,848	37,200	793,848
Brown & Brown, Inc.			22,300	444,439	22,300	444,439
Coventry Health Care, Inc.*			64,500	1,206,795	64,500	1,206,795
Endurance Specialty Holdings, Ltd. (Bermuda)			29,700	870,210	29,700	870,210
Marsh & McLennan Companies, Inc.			40,700	819,291	40,700	819,291
Reinsurance Group of America, Inc.			16,000	558,560	16,000	558,560
WR Berkley Corp.			35,800	768,626	35,800	768,626
Internet Services
Amazon.com, Inc.*	59,060	4,940,960	65,613	5,489,184	124,673	10,430,144
Cisco Systems, Inc.*			1,640,380	30,576,683	1,640,380	30,576,683
eBay, Inc.*			280,398	4,803,218	280,398	4,803,218
F5 Networks, Inc. *	70,410	2,435,482			70,410	2,435,482
Giant Interactive Group, Inc. (ADR) (Cayman Islands)			205,964	1,672,428	205,964	1,672,428
Google, Inc. — Class A*	17,240	7,268,211	75,030	31,631,897	92,270	38,900,108
Juniper Networks, Inc.*	119,100	2,810,760	314,632	7,425,315	433,732	10,236,075
McAfee, Inc.*	66,800	2,818,292	35,300	1,489,307	102,100	4,307,599
Novell, Inc.*			237,800	1,077,234	237,800	1,077,234
Shanda Interactive Entertainment, Ltd. (ADR) (Cayman Islands)*			20,397	1,066,559	20,397	1,066,559
Sohu.com, Inc.*			52,898	3,323,581	52,898	3,323,581
Symantec Corp.*			202,996	3,158,618	202,996	3,158,618
Yahoo!, Inc.*			32,900	515,214	32,900	515,214
Machinery
Caterpillar, Inc.			167,064	5,519,794	167,064	5,519,794
Cummins, Inc.	49,260	1,734,445	139,281	4,904,084	188,541	6,638,529
Deere & Company			16,444	656,938	16,444	656,938
Joy Global, Inc.	39,450	1,409,154	137,289	4,903,963	176,739	6,313,117
Manufacturing
3M Company			32,800	1,971,280	32,800	1,971,280
Crane Company			44,500	992,795	44,500	992,795
Dover Corp.			196,397	6,498,776	196,397	6,498,776
Honeywell International, Inc.			52,732	1,655,785	52,732	1,655,785
Illinois Tool Works, Inc.			83,084	3,102,357	83,084	3,102,357
Leggett & Platt, Inc.			38,600	587,878	38,600	587,878
Parker Hannifin Corp.			38,894	1,670,886	38,894	1,670,886
Sherwin-Williams Company (The)			16,200	870,750	16,200	870,750
Medical Equipment, Supplies, and Services
Baxter International, Inc.			32,700	1,731,792	32,700	1,731,792
Gen-Probe, Inc.*			28,000	1,203,440	28,000	1,203,440
Henry Schein, Inc.*	43,200	2,071,440			43,200	2,071,440
Humana, Inc.*			40,522	1,307,240	40,522	1,307,240
Intuitive Surgical, Inc.*	6,900	1,129,254	8,282	1,355,432	15,182	2,484,686
Johnson & Johnson			140,635	7,988,067	140,635	7,988,067
Life Technologies Corp.*			60,541	2,525,771	60,541	2,525,771
Lincare Holdings, Inc.*			28,700	675,024	28,700	675,024
McKesson Corp.			34,015	1,496,660	34,015	1,496,660
Medtronic, Inc.			207,811	7,250,526	207,811	7,250,526
St Jude Medical, Inc.*	80,340	3,301,974			80,340	3,301,974
Techne Corp.			21,000	1,340,010	21,000	1,340,010
Varian Medical Systems, Inc.*			48,430	1,701,830	48,430	1,701,830
Metals and Mining
AK Steel Holding Corp.			38,700	742,653	38,700	742,653
Alcoa, Inc.	244,650	2,527,235			244,650	2,527,235
Barrick Gold Corp. (Canada)			57,787	1,938,754	57,787	1,938,754
BHP Billiton PLC (ADR) (United Kingdom)			167,300	7,605,458	167,300	7,605,458
Newmont Mining Corp.			42,700	1,745,149	42,700	1,745,149
Nucor Corp.	56,830	2,524,957	120,618	5,359,058	177,448	7,884,015
United States Steel Corp.	61,230	2,188,360			61,230	2,188,360
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

	Transamerica Partners		Transamerica Partners Large
	Growth Portfolio		Growth Portfolio		Pro Forma Combined Portfolio
	Shares	Value	Shares	Value	Shares	Value

Oil, Coal and Gas
Apache Corp.			52,287	3,772,507	52,287	3,772,507
Baker Hughes, Inc.			135,879	4,951,431	135,879	4,951,431
Cameron International Corp.*			44,000	1,245,200	44,000	1,245,200
Diamond Offshore Drilling, Inc.			77,598	6,444,514	77,598	6,444,514
Dresser-Rand Group, Inc.*			24,700	644,670	24,700	644,670
Exxon Mobil Corp.			78,293	5,473,464	78,293	5,473,464
Frontier Oil Corp.			68,400	896,724	68,400	896,724
Helix Energy Solutions Group, Inc.*			90,700	985,909	90,700	985,909
Hess Corp.			55,303	2,972,536	55,303	2,972,536
Noble Energy, Inc.			78,853	4,649,961	78,853	4,649,961
Occidental Petroleum Corp.	41,750	2,747,568	180,332	11,867,649	222,082	14,615,217
Oceaneering International, Inc.*			48,032	2,171,046	48,032	2,171,046
Petrohawk Energy Corp.*	63,790	1,422,517			63,790	1,422,517
Petroleo Brasileiro SA — Petrobras (ADR) (Brazil)	68,570	2,809,999	312,075	12,788,834	380,645	15,598,833
Praxair, Inc.			12,400	881,268	12,400	881,268
Schlumberger, Ltd. (Netherlands Antilles)			40,148	2,172,408	40,148	2,172,408
Smith International, Inc.			252,119	6,492,064	252,119	6,492,064
Southwestern Energy Company*	54,190	2,105,282	42,900	1,666,665	97,090	3,771,947
Tesoro Corp.			41,800	532,114	41,800	532,114
Transocean, Ltd. (Switzerland)*			283,704	21,076,371	283,704	21,076,371
Weatherford International, Ltd. (Switzerland)*	145,420	2,844,414			145,420	2,844,414
Pharmaceuticals/Research and Development
Abbott Laboratories			327,238	15,393,276	327,238	15,393,276
Alexion Pharmaceuticals, Inc.*	81,240	3,340,589			81,240	3,340,589
Allergan, Inc.	38,040	1,809,943	12,100	575,718	50,140	2,385,661
AmerisourceBergen Corp.			66,476	1,179,284	66,476	1,179,284
Amgen, Inc. *			94,400	4,997,536	94,400	4,997,536
Amylin Pharmaceuticals, Inc.*			75,040	1,013,040	75,040	1,013,040
AstraZeneca PLC (ADR) (United Kingdom)			41,820	1,845,935	41,820	1,845,935
Bristol-Myers Squibb Company			131,450	2,669,750	131,450	2,669,750
Celgene Corp. *			56,700	2,712,528	56,700	2,712,528
Dendreon Corp.*			25,600	636,160	25,600	636,160
Eli Lilly and Company			237,727	8,234,863	237,727	8,234,863
Express Scripts, Inc.*	52,830	3,632,063	34,520	2,373,250	87,350	6,005,313
Gilead Sciences, Inc.*	118,930	5,570,681	249,392	11,681,521	368,322	17,252,202
Medco Health Solutions, Inc.*			18,800	857,468	18,800	857,468
Omnicare, Inc.			30,400	783,104	30,400	783,104
OSI Pharmaceuticals, Inc.*			21,900	618,237	21,900	618,237
Schering-Plough Corp.			99,700	2,504,464	99,700	2,504,464
Teva Pharmaceutical Industries, Ltd. (ADR) (Israel)	56,280	2,776,855			56,280	2,776,855
Valeant Pharmaceuticals International*			43,900	1,129,108	43,900	1,129,108
Vertex Pharmaceuticals, Inc.*			16,300	580,932	16,300	580,932
Real Estate Investment Trusts
Digital Realty Trust, Inc.			24,500	878,325	24,500	878,325
Federal Realty Investment Trust			15,500	798,560	15,500	798,560
HCP, Inc.			45,000	953,550	45,000	953,550
Health Care REIT, Inc.			18,200	620,620	18,200	620,620
Nationwide Health Properties, Inc.			36,300	934,362	36,300	934,362
Retail
Barnes & Noble, Inc.			45,100	930,413	45,100	930,413
Best Buy Company, Inc.	73,180	2,450,798	47,900	1,604,171	121,080	4,054,969
Big Lots, Inc.*			21,200	445,836	21,200	445,836
Costco Wholesale Corp.			55,300	2,527,210	55,300	2,527,210
CVS Caremark Corp.			450,811	14,367,347	450,811	14,367,347
Dollar Tree, Inc.*			20,100	846,210	20,100	846,210
GameStop Corp. — Class A*			51,993	1,144,366	51,993	1,144,366
Kohl’s Corp.*	56,850	2,430,338			56,850	2,430,338
Lowe’s Companies, Inc.	113,600	2,204,976	564,283	10,952,733	677,883	13,157,709
PetSmart, Inc.			57,800	1,240,388	57,800	1,240,388
RadioShack Corp.			59,100	825,036	59,100	825,036
Target Corp.			68,494	2,703,458	68,494	2,703,458
TJX Companies, Inc. (The)			225,062	7,080,451	225,062	7,080,451
Walgreen Company			91,100	2,678,340	91,100	2,678,340
Wal-Mart Stores, Inc.			395,515	19,158,746	395,515	19,158,746
Retail: Restaurants
McDonald’s Corp.			641,734	36,893,288	641,734	36,893,288
YUM! Brands, Inc.			19,500	650,130	19,500	650,130
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

	Transamerica Partners		Transamerica Partners Large
	Growth Portfolio		Growth Portfolio		Pro Forma Combined Portfolio
	Shares	Value	Shares	Value	Shares	Value

Retail: Supermarkets
Kroger Company (The)			35,200	776,160	35,200	776,160
Whole Foods Market, Inc.*	112,260	2,130,695	31,200	592,176	143,460	2,722,871
Scientific and Technical Instruments
Agilent Technologies, Inc.*			26,700	542,277	26,700	542,277
PerkinElmer, Inc.			71,000	1,235,400	71,000	1,235,400
Semiconductors
Altera Corp.			639,435	10,410,001	639,435	10,410,001
Analog Devices, Inc.			168,867	4,184,524	168,867	4,184,524
Applied Materials, Inc.	328,690	3,605,728			328,690	3,605,728
ASML Holding NV (the Netherlands)	105,950	2,293,818			105,950	2,293,818
Broadcom Corp. — Class A *	176,320	4,370,972			176,320	4,370,972
Emulex Corp.*			318,384	3,113,796	318,384	3,113,796
Intel Corp.			615,454	10,185,763	615,454	10,185,763
Intersil Corp. — Class A			56,000	703,920	56,000	703,920
Lam Research Corp.*	128,860	3,350,360			128,860	3,350,360
LSI Corp.*			1,700	7,752	1,700	7,752
Micron Technology, Inc. *	452,000	2,287,120			452,000	2,287,120
NVIDIA Corp.*			43,200	487,728	43,200	487,728
QLogic Corp.*			507,020	6,429,014	507,020	6,429,014
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR) (Taiwan)	251,360	2,365,298			251,360	2,365,298
Texas Instruments, Inc.			396,505	8,445,557	396,505	8,445,557
Xilinx, Inc.	160,700	3,287,922	384,669	7,870,328	545,369	11,158,250
Telecommunications Equipment and Services
Alcatel-Lucent (ADR) (France) *	510,000	1,264,800			510,000	1,264,800
American Tower Corp. — Class A*			23,900	753,567	23,900	753,567
Brasil Telecom SA (ADR) (Brazil)			95,593	1,870,755	95,593	1,870,755
China Mobile, Ltd. (ADR) (Hong Kong)	48,000	2,403,840			48,000	2,403,840
Corning, Inc.	269,170	4,322,870	89,508	1,437,498	358,678	5,760,368
Frontier Communications Corp.			158,400	1,130,976	158,400	1,130,976
Harris Corp.			40,200	1,140,072	40,200	1,140,072
Millicom International Cellular SA (Luxembourg)*	29,310	1,648,981			29,310	1,648,981
Motorola, Inc.			89,400	592,722	89,400	592,722
NII Holdings, Inc.*			32,800	625,496	32,800	625,496
QUALCOMM, Inc.	191,990	8,677,948	656,381	29,668,422	848,371	38,346,370
Qwest Communications International, Inc.			78,000	323,700	78,000	323,700
Windstream Corp.			67,200	561,792	67,200	561,792
Toys
Hasbro, Inc.			44,602	1,081,152	44,602	1,081,152
Transportation
CH Robinson Worldwide, Inc.	26,300	1,371,545	34,100	1,778,315	60,400	3,149,860
GATX Corp.			39,500	1,015,940	39,500	1,015,940
Norfolk Southern Corp.			206,797	7,790,043	206,797	7,790,043
Union Pacific Corp.			386,609	20,126,865	386,609	20,126,865
United Parcel Service, Inc. — Class B			33,300	1,664,667	33,300	1,664,667
Utilities
CenterPoint Energy, Inc.			90,400	1,001,632	90,400	1,001,632
FPL Group, Inc.			8,100	460,566	8,100	460,566
PPL Corp.			30,700	1,011,872	30,700	1,011,872
	6,554,998	182,672,389	33,062,458	1,085,089,774	39,617,456	1,267,762,163

Total Cost		176,242,010		1,130,608,991		1,306,851,001

	Principal		Principal		Principal
REPURCHASE AGREEMENT (2.3%)
With State Street Bank and Trust, dated 06/30/09, 0.01%, due 07/01/09, repurchase proceeds at maturity $29,715,307	$307,387	307,387	$29,407,920	29,407,920	$29,715,307	29,715,307
Total Cost		307,387		29,407,920		29,715,307

Total Investment Securities Cost		176,549,397		1,160,016,911		1,336,566,308

Total Investment Securities Value		182,979,776		1,114,497,694		1,297,477,470
Other Assets and Liabilities, net		1,163,647		3,721,652		4,885,299

Net Assets		184,143,423		1,118,219,346		1,302,362,769

Non-income producing security.
American Depository Receipts.
Securities issued by companies registered outside the United States are denoted with their domestic country in parenthesis
The Series Portfolio adopted the Financial Accounting Standards Board (“FASB”) Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to the funds.
Various inputs are used in determining the value of the Series Portfolio’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — Significant unobservable inputs (including the Series Portfolio’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.
Following is a summary of the inputs used to value the Pro Forma Combined Series Portfolio’s net assets as of June 30, 2009.
Valuation Summary:

	Level 1	Level 2	Level 3	Total
Equities — Consumer Discretionary	$149,334,918	$—	$—	$149,334,918

Equities — Consumer Staples	82,636,958	—	—	82,636,958

Equities — Energy	102,733,847	—	—	102,733,847

Equities — Financials	126,241,908	—	—	126,241,908

Equities — Health Care	113,800,800	—	—	113,800,800

Equities — Industrials	128,490,247	—	—	128,490,247

Equities — Information Technology	467,643,578	—	—	467,643,578

Equities — Materials	70,719,383	—	—	70,719,383

Equities — Telecommunication Services	23,686,454	—	—	23,686,454

Equities — Utilities	2,474,070	—	—	2,474,070
Cash & Cash Equivalent — Repurchase Agreement	—	29,715,307	—	29,715,307

Total	$1,267,762,163	$29,715,307	$—	$1,297,477,470

As of June 30, 2009, all securities held by the Target Fund would comply with the investment restrictions of the Destination Fund.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Pro Forma Statement of Assets and Liabilities for Transamerica Partners Growth Portfolio and Transamerica Partners Large Growth Portfolio
At June 30, 2009
(Unaudited)

	Transamerica	Transamerica
	Partners Growth	Partners Large				Pro Forma
	Portfolio	Growth Portfolio	Adjustments			Combined Portfolio
Assets:
Securities, at value, including investments held as collateral for securities out on loan	$182,672,389	$1,085,089,774	$			$1,267,762,163
Repurchase agreements (cost equals market value)	307,387	29,407,920				29,715,307
Cash at broker	—	—				—
Foreign currency holdings, at value (Cost $2,912)	—	2,978				2,978
Receivable for securities sold	2,410,787	10,382,718				12,793,505
Receivable for principal paydowns	—	—				—
Unrealized appreciation on foreign currency forward contracts	—	—				—
Swap contracts, at value	—	—				—
Variation margin recievable	—	—				—
Interest receivable	—	8				8
Dividends receivable	77,708	1,563,414				1,641,122
Foreign tax reclaim receivable	15,799	242,161				257,960
Receivable from Advisor	2,081	—				2,081
Receivable from securities lending (net)	—	—				—

Total Assets	185,486,151	1,126,688,973		—		1,312,175,124

Liabilities:

Due to Advisor	—	—				—
Due to Custodian	—	—				—
Due to Broker for swap contracts	—	—				—
Collateral for securities out on loan	—	—				—
Payable for securities purchased	1,168,579	7,715,210				8,883,789
Securities sold short, at value	—	—				—
Written options, at value	—	—				—
Swap contracts, at value	—	—				—
Unrealized depreciation or foreign currency forward contracts	—	—				—
Variation margin payable	—	—				—
Accrued investment advisory fees	128,902	616,177				745,079
Accrued expenses	45,247	138,240				183,487

Total Liabilities	1,342,728	8,469,627		—		9,812,355

Net Assets	$184,143,423	$1,118,219,346		$(38,700	)(h)	$1,302,324,069

Securities, at cost	$176,242,010	$1,130,608,991		$—		$1,306,851,001

Feeder Allocation of Series Portfolios:
Mutual Fund	31%	24%				25%
Institutional Mutual Fund	26%	38%				36%
Nonregistered Feeders	43%	38%				39%

(a) - (h)	See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Pro Forma Statement of Operations for Transamerica Partners Growth Portfolio and Transamerica Partners Large Growth Portfolio
For the twelve months ended June 30, 2009
(Unaudited)

	Transamerica	Transamerica
	Partners Growth	Partners Large				Pro Forma
	Portfolio	Growth Portfolio	Adjustments			Combined Portfolio
Investment Income:

Interest income	$5,941	$159,525	$			$165,466
Securities lending income (net)	118,710	494,538				613,248
Dividend income	1,855,150	21,879,449				23,734,599
Less: foreign withholding taxes	(6,503)	(23,344)				(29,847)

Total income	1,973,298	22,510,168		—		24,483,466

Expenses:
Investment advisory fees	1,623,105	7,811,351		(301,599)	(a)	9,132,857
Custody fees	50,566	141,395		(34,731)	(b)	157,230
Audit fees	28,093	31,141		(23,093)	(c)	36,141
Legal fees	5,074	32,495				37,569
Reports to shareholders	3,904	21,769				25,673
Other fees	9,417	57,543				66,960

Total expenses	1,720,159	8,095,694		(359,423)		9,456,430
Expense reimbursed by the Advisor	(31,135)	—		31,135	(d)	—

Net Expenses	1,689,024	8,095,694		(328,288)		9,456,430

Net Investment Income (loss)	284,274	14,414,474		328,288		15,027,036

Realized and unrealized gains (losses) on investments:
Net realized gain (losses) on transactions from:
Securities	(88,403,617)	(381,556,616)				(469,960,233)
Swap Contracts	—	—				—
Futures	—	—				—
Written options	—	—				—
Foreign currency transactions	—	(7,592)				(7,592)

	(88,403,617)	(381,564,208)		—		(469,967,825)

Change in net unrealized appreciation (depreciation) on :
Securities	(14,996,929)	(111,394,778)		—		(126,391,707)
Futures	—	—				—
Written options	—	—				—
Short Sales	—	—				—
Swap Contracts	—	—				—
Foreign currency transactions	—	4,804				4,804

	(14,996,929)	(111,389,974)		—		(126,386,903)

Net realized and unrealized gains (losses) on investments	(103,400,546)	(492,954,182)		—		(596,354,728)

Net increase (decrease) in net assets resulting from operations	$(103,116,272)	$(478,539,708)		$328,288		$(581,327,692)

(a) - (h)	See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Pro Forma Statement of Assets and Liabilities for Transamerica Partners Growth and Transamerica Partners Large Growth
At June 30, 2009
(Unaudited)

		Transamerica
	Transamerica	Partners Large				Pro Forma
	Partners Growth	Growth	Adjustments			Combined Fund
Assets:
Investment in Series Portfolio, at value	$57,897,851	$268,082,436	$			$325,980,287
Receivable for Fund shares sold	67,038	163,417				230,455
Receivable for fee reimbursements	7,601	—				7,601

Total Assets	57,972,490	268,245,853		—		326,218,343

Liabilities:
Due to Advisor	—	61				61
Payable for Fund shares redeemed	23,840	416,256				440,096
Accrued expenses	21,666	37,896				59,562
Administration fees	15,737	71,305				87,042
Distribution fees	13,114	59,421				72,535

Total Liabilities	74,357	584,939		—		659,296

Net Assets	$57,898,133	$267,660,914		$—		$325,559,047

Net Assets Consist of:
Paid-in capital	$111,876,844	$394,571,742		$(60,522,256)	(e)	$445,926,330
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	(138,648)	14,113		138,648	(e)	14,113
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(60,383,608)	(117,353,708)		60,383,608	(e)	(117,353,708)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	6,543,545	(9,571,233)				(3,027,688)

Net Assets	$57,898,133	$267,660,914		$(6,450)	(h)	$325,552,597

Outanding shares, $00001 par value per share, unlimited number of shares of beneficial interest authorized:	5,573,944	20,017,635		(1,243,493)	(f)	24,348,086

Net asset value per share*	$10.39	$13.37		$—		$13.37

*	Net asset value per share equals Net assets/Outstanding shares.

(a) - (h)	See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Pro Forma Statement of Operations for Transamerica Partners Growth and Transamerica Partners Large Growth
For the twelve months ended June 30, 2009
(Unaudited)

		Transamerica
	Transamerica	Partners Large				Pro Forma
	Partners Growth	Growth	Adjustments			Combined Fund
Net investment income allocated from Series Portfolio:

Interest income	$1,990	$41,588	$			$43,578
Securities lending income (net)	39,284	129,483				168,767
Dividend income	602,327	5,623,640				6,225,967
Expenses (net of reimbursement)	(545,779)	(2,084,096)		78,448	(d)	(2,551,427)

Net investment income (loss) allocated from Series Portfolio	97,822	3,710,615		78,448		3,886,885

Expenses:
Administration fees	206,901	972,379				1,179,280
Distribution fees	172,417	810,315				982,732
Registration fees	27,203	19,953				47,156
Audit and tax fees	14,111	14,552		(5,111	)(c)	23,552
Legal fees	953	4,761				5,714
Trustee fees	2,045	9,973				12,018
Insurance fees	118	350				468
Fund accounting fees	9,860	9,860		(9,900	)(g)	9,820
Dues and subscriptions	830	1,694				2,524
Reports to shareholders	3,065	15,996				19,061

Total expenses	437,503	1,859,833		(15,011)		2,282,325
Expense reimbursed	(98,263)	(49)		98,312		—

Net Expenses	339,240	1,859,784		83,301		2,282,325

Net Investment Income (loss)	(241,418)	1,850,831		(4,853)		1,604,560

Realized and unrealized gains (losses) on investments:
Net realized gain (losses) allocated from:
Series Portfolio	(29,140,728)	(100,353,513)				(129,494,241)

Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(5,338,186)	(34,621,355)				(39,959,541)

Net realized and unrealized gains (losses) on investments	(34,478,914)	(134,974,868)		—		(169,453,782)

Net increase (decrease) in net assets resulting from operations	$(34,720,332)	$(133,124,037)		$(4,853)		$(167,849,222)

(a) - (h)	See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Pro Forma Statement of Assets and Liabilities for Transamerica Partners Institutional Growth and Transamerica Partners Institutional Large Growth
At June 30, 2009
(Unaudited)

		Transamerica Partners
	Transamerica Partners	Institutional Large				Pro Forma
	Institutional Growth	Growth	Adjustments			Combined Fund
Assets:
Investment in Series Portfolio, at value	$47,043,313	$425,782,807	$			$472,826,120
Receivable for Fund shares sold	97,384	218,538				315,922
Receivable for fee reimbursements	7,632	28,765				36,397

Total Assets	47,148,329	426,030,110		—		473,178,439

Liabilities:
Due to Advisor	—	—				—
Payable for Fund shares redeemed	4,967	14,979,989				14,984,956
Accrued expenses	26,174	64,023				90,197
Administration fees	2,214	19,216				21,430
Distribution fees	11,071	96,078				107,149

Total Liabilities	44,426	15,159,306		—		15,203,732

Net Assets	$47,103,903	$410,870,804		$—		$457,974,707

Net Assets Consist of:
Paid-in capital	$94,187,012	$676,534,629		$(31,616,235	)(e)	$739,105,406
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	(107,158)	28,483		107,158	(e)	28,483
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(31,509,077)	(188,453,017)		31,509,077	(e)	(188,453,017)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(15,466,874)	(77,239,291)				(92,706,165)

Net Assets	$47,103,903	$410,870,804		$(6,450	)(h)	$457,968,257

Outanding shares, $00001 par value per share, unlimited number of shares of beneficial interest authorized:	12,005,458	86,794,929		(2,046,916	)(f)	96,753,471

Net asset value per share*	$3.92	$4.73		$—		$4.73

*	Net asset value per share equals Net assets/Outstanding shares.

(a) - (h)	See Note 2 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Pro Forma Statement of Operations for Transamerica Partners Institutional Growth and Transamerica Partners Institutional Large Growth
For the twelve months ended June 30, 2009
(Unaudited)

	Transamerica	Transamerica
	Partners Institutional	Partners Institutional				Pro Forma
	Growth	Large Growth	Adjustments			Combined Fund
Net investment income allocated from Series Portfolio:

Interest income	$1,777	$66,039	$			$67,816
Securities lending income (net)	34,757	195,149				229,906
Dividend income	527,869	8,599,001				9,126,870
Expenses (net of reimbursement)	(481,521)	(3,193,124)		109,349	(d)	(3,565,296)

Net investment income (loss) allocated from Series Portfolio	82,882	5,667,065		109,349		5,859,296

Expenses:
Distribution fees	150,181	1,243,194				1,393,375
Administration fees	30,036	248,639				278,675
Registration fees	37,407	34,223				71,630
Fund accounting fees	9,886	9,886		(9,900	)(g)	9,872
Audit and tax fees	14,133	14,841		(5,133	)(c)	23,841
Legal fees	1,535	8,737				10,272
Trustee fees	1,915	15,401				17,316
Dues and subscriptions	1,185	3,185				4,370
Reports to shareholders	6,950	47,479				54,429
Insurance fees	455	4,551				5,006

Total expenses	253,683	1,630,136		(15,033)		1,868,786
Expense reimbursed	(104,343)	(358,676)		35,821		(427,198)

Net Expenses	149,340	1,271,460		20,788		1,441,588

Net Investment Income (loss)	(66,458)	4,395,605		88,561		4,417,708

Realized and unrealized gains (losses) on investments:
Net realized gain (losses) allocated from:
Series Portfolio	(25,524,838)	(146,987,487)				(172,512,325)

Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(5,900,648)	(45,319,841)				(51,220,489)

Net realized and unrealized gans (losses) on investments	(31,425,486)	(192,307,328)		—		(223,732,814)

Net increase (decrease) in net assets resulting from operations	$(31,491,944)	$(187,911,723)		$88,561		$(219,315,106)

(a) - (h)	See Note 2 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Pro Forma Schedule of Investments for Transamerica Partners Total Return Bond Portfolio and Transamerica Partners Core Bond Portfolio
At June 30, 2009
(Unaudited)

	Transamerica Partners Total		Transamerica Partners Core
	Return Bond Portfolio		Bond Portfolio		Pro Forma Combined Portfolio
	Principal	Value	Principal	Value	Principal	Value

US Treasury Securities - 9.7%
US Treasury Bonds
3.50%, 02/15/39(5)	252,000	217,902	49,150,000	42,499,514	49,402,000	42,717,415
7.25%, 08/15/22			5,900,000	7,751,125	5,900,000	7,751,125
US Treasury Inflation Index
2.50%, 01/15/29	1,956,446	2,078,724			1,956,446	2,078,724
1.75%, 01/15/28	3,409,563	3,217,776			3,409,563	3,217,776
2.00%, 01/15/26	85,943	84,144			85,943	84,144
2.38%, 01/15/25	203,611	209,273			203,611	209,273
2.38%, 01/15/27	1,776,281	1,839,005			1,776,281	1,839,005
US Treasury Notes					—	—
1.13%, 06/30/11			74,065,000	74,076,569	74,065,000	74,076,569
1.88%, 06/15/12(5)			23,275,000	23,444,209	23,275,000	23,444,209
2.63%, 06/30/14			10,710,000	10,743,522	10,710,000	10,743,522
2.75%, 02/15/19	305,000	285,651			305,000	285,651
3.13%, 05/15/19	6,000	5,803			6,000	5,803
3.25%, 05/31/16	1,740,000	1,747,612			1,740,000	1,747,612

	9,734,844	9,685,891	163,100,000	158,514,939	172,834,844	168,200,830

Total Cost		9,164,688		159,066,907		168,231,595
US Government Agency Securities - 50.3%
Asset Backed: Mortgage and Home Equity
Freddie Mac, Series 2825, Class VP, 5.50%, 06/15/15			4,544,740	4,870,463	4,544,740	4,870,463
Asset Backed: US Government Agencies					—	—
Small Business Administration, Series 2002-P10B, Class 1, 5.20%, 08/10/12			689,281	713,658	689,281	713,658
Small Business Administration, Series 2004-P10A, Class 1, 4.50%, 02/10/14			1,022,802	1,044,011	1,022,802	1,044,011
Fannie Mae					—	—
4.63%, 05/01/13			10,200,000	10,354,938	10,200,000	10,354,938
5.25%, 08/01/12	940,000	976,754	4,100,000	4,260,310	5,040,000	5,237,064
PL# 190346, 5.50%, 12/01/33			3,508,905	3,641,003	3,508,905	3,641,003
PL# 253990, 7.00%, 09/01/16			18,407	19,562	18,407	19,562
PL# 256219, 5.50%, 04/01/36	1,075,346	1,107,428			1,075,346	1,107,428
PL# 256552, 5.50%, 01/01/37	1,909,645	1,975,270			1,909,645	1,975,270
PL# 323842, 5.50%, 07/01/14			420,009	443,215	420,009	443,215
PL# 535103, 7.00%, 01/01/15			19,196	20,279	19,196	20,279
PL# 535675, 7.00%, 01/01/16			220,013	233,214	220,013	233,214
PL# 545249, 5.50%, 10/01/16			68,806	72,607	68,806	72,607
PL# 545298, 5.50%, 11/01/16			370,468	390,936	370,468	390,936
PL# 545363, 5.50%, 11/01/16			3,798	4,008	3,798	4,008
PL# 545411, 5.50%, 01/01/17			1,373,929	1,449,839	1,373,929	1,449,839
PL# 545477, 7.00%, 03/01/32			20,239	22,153	20,239	22,153
PL# 549659, 7.00%, 02/01/16			19,814	21,057	19,814	21,057
PL# 550440, 7.00%, 02/01/16			4,442	4,721	4,442	4,721
PL# 555114, 5.50%, 12/01/17			168,026	177,572	168,026	177,572
PL# 555880, 5.50%, 11/01/33			65,808	68,286	65,808	68,286
PL# 572453, 5.50%, 04/01/16			45,440	47,951	45,440	47,951
PL# 580165, 5.50%, 09/01/16			244,939	258,472	244,939	258,472
PL# 580179, 7.00%, 10/01/16			8,906	9,464	8,906	9,464
PL# 580515, 5.50%, 04/01/16			34,677	36,593	34,677	36,593
PL# 589120, 5.50%, 11/01/16			121,291	127,993	121,291	127,993
PL# 589893, 7.00%, 06/01/31			5,611	6,147	5,611	6,147
PL# 598125, 7.00%, 09/01/16			6,796	7,222	6,796	7,222
PL# 602148, 5.50%, 09/01/16			6,217	6,561	6,217	6,561
PL# 604517, 5.50%, 11/01/16			46,485	49,053	46,485	49,053
PL# 607386, 5.50%, 11/01/16			30,203	31,872	30,203	31,872
PL# 607493, 5.50%, 11/01/16			45,270	47,771	45,270	47,771
PL# 610128, 7.00%, 10/01/31			15,041	16,478	15,041	16,478
PL# 610579, 5.50%, 12/01/16			159,222	168,019	159,222	168,019
PL# 611323, 7.00%, 10/01/16			7,321	7,781	7,321	7,781
PL# 612071, 5.50%, 11/01/16			18,481	19,502	18,481	19,502
PL# 614506, 5.50%, 11/01/16			114,548	120,876	114,548	120,876
PL# 619054, 5.50%, 02/01/17			1,121,040	1,184,729	1,121,040	1,184,729
PL# 631321, 5.50%, 02/01/17			422,491	446,494	422,491	446,494
PL# 631606, 5.50%, 03/01/17			24,272	25,651	24,272	25,651
PL# 632269, 7.00%, 05/01/32			34,545	37,846	34,545	37,846
PL# 650206, 5.50%, 01/01/18			124,930	132,027	124,930	132,027
PL# 664188, 5.50%, 09/01/17			25,841	27,309	25,841	27,309
PL# 664194, 5.50%, 09/01/17			34,932	36,917	34,932	36,917
PL# 675314, 5.50%, 12/01/17			131,325	138,786	131,325	138,786
PL# 676800, 5.50%, 01/01/18			206,964	218,722	206,964	218,722
PL# 679631, 5.50%, 02/01/18			299,663	316,501	299,663	316,501
PL# 681343, 5.50%, 02/01/18			5,918	6,250	5,918	6,250
PL# 683199, 5.50%, 02/01/18			248,676	262,648	248,676	262,648
PL# 701236, 5.50%, 05/01/18			5,941	6,275	5,941	6,275
PL# 704038, 5.50%, 05/01/33			4,907,242	5,091,983	4,907,242	5,091,983
PL# 720097, 5.50%, 07/01/33			5,131,902	5,325,100	5,131,902	5,325,100
PL# 725162, 6.00%, 02/01/34			5,726,104	6,030,415	5,726,104	6,030,415
PL# 725269, 5.50%, 03/01/19			8,086	8,545	8,086	8,545
PL# 725423, 5.50%, 05/01/34			6,651,964	6,902,387	6,651,964	6,902,387
PL# 725425, 5.50%, 04/01/34			4,131,451	4,281,467	4,131,451	4,281,467
PL# 725704, 6.00%, 08/01/34(6)			3,648,900	3,842,819	3,648,900	3,842,819
PL# 735454, 5.50%, 11/01/18			2,803,247	2,962,507	2,803,247	2,962,507
PL# 735504, 6.00%, 04/01/35(6)			19,397,262	20,452,367	19,397,262	20,452,367
PL# 735580, 5.00%, 06/01/35	2,501,208	2,556,996			2,501,208	2,556,996
PL# 735611, 5.50%, 03/01/20			763,805	807,199	763,805	807,199
PL# 735809, 4.44%, 08/01/35(1)	240,540	247,914			240,540	247,914
PL# 735989, 5.50%, 02/01/35			7,023,548	7,294,545	7,023,548	7,294,545
PL# 739741, 5.50%, 12/01/33			4,397,292	4,562,835	4,397,292	4,562,835
PL# 745275, 5.00%, 02/01/36	3,854,468	3,938,032			3,854,468	3,938,032
PL# 745959, 5.50%, 11/01/36	1,723,418	1,782,644			1,723,418	1,782,644
PL# 747371, 5.50%, 10/01/33			4,285,954	4,443,609	4,285,954	4,443,609
PL# 755365, 5.50%, 12/01/33			5,553,379	5,762,444	5,553,379	5,762,444
PL# 759626, 6.00%, 02/01/34	27,141	28,530			27,141	28,530
PL# 761808, 5.50%, 05/01/18			24,511	25,904	24,511	25,904
PL# 781889, 5.50%, 03/01/17			139,719	147,438	139,719	147,438
PL# 795774, 6.00%, 10/01/34	40,308	42,387			40,308	42,387
PL# 796050, 6.00%, 08/01/34	182,127	191,522			182,127	191,522
PL# 796278, 6.00%, 12/01/34	1,095,304	1,151,802			1,095,304	1,151,802
PL# 801516, IO, 4.41%, 08/01/34(1)	36,442	37,353			36,442	37,353
PL# 809169, 6.00%, 01/01/35	434,476	456,888			434,476	456,888
PL# 810896, IO, 4.83%, 01/01/35(1)	80,229	81,995			80,229	81,995
PL# 820426, 6.00%, 03/01/35	17,143	17,984			17,143	17,984
PL# 826273, 6.00%, 07/01/20			930,781	987,878	930,781	987,878
PL# 826976, 6.00%, 06/01/35			3,524,271	3,697,249	3,524,271	3,697,249
PL# 827756, 6.00%, 06/01/35			436,322	457,738	436,322	457,738
PL# 845421, 6.00%, 02/01/36			4,915,709	5,149,302	4,915,709	5,149,302
PL# 850867, 5.60%, 01/01/36(1)			7,134,765	7,478,854	7,134,765	7,478,854
PL# 852523, 5.50%, 02/01/36	365,292	377,845			365,292	377,845
PL# 888022, 5.00%, 02/01/36	949,284	969,864			949,284	969,864
PL# 888893, 5.50%, 08/01/37	769,709	797,483			769,709	797,483
PL# 889255, 5.00%, 03/01/23			1,741,327	1,805,430	1,741,327	1,805,430
PL# 889641, 5.50%, 08/01/37			4,294,530	4,453,520	4,294,530	4,453,520
PL# 889745, 5.50%, 06/01/36	86,052	89,292			86,052	89,292
PL# 893681, 6.00%, 10/01/36	315,178	330,155			315,178	330,155
PL# 893923, 6.00%, 10/01/36	602,045	630,654			602,045	630,654
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

	Transamerica Partners Total		Transamerica Partners Core
	Return Bond Portfolio		Bond Portfolio		Pro Forma Combined Portfolio
	Principal	Value	Principal	Value	Principal	Value

PL# 894005, 6.00%, 10/01/36	814,363	853,061			814,363	853,061
PL# 899447, 5.00%, 06/01/22			1,804,505	1,870,933	1,804,505	1,870,933
PL# 904000, 6.00%, 01/01/37	1,054,516	1,104,626			1,054,516	1,104,626
PL# 915614, 5.00%, 05/01/22			5,510,245	5,713,091	5,510,245	5,713,091
PL# 916397, 6.50%, 05/01/37	2,695,747	2,874,815			2,695,747	2,874,815
PL# 917051, 6.00%, 05/01/37(6)			15,713,864	16,445,848	15,713,864	16,445,848
PL# 918320, 5.00%, 05/01/22			1,607,058	1,666,218	1,607,058	1,666,218
PL# 918653, 6.00%, 06/01/37	1,310,680	1,371,734			1,310,680	1,371,734
PL# 928548, 5.00%, 08/01/22			913,597	947,229	913,597	947,229
PL# 929774, 5.50%, 07/01/38	100,717	104,109			100,717	104,109
PL# 931324, 4.50%, 06/01/39			575,000	573,652	575,000	573,652
PL# 934327, 6.00%, 07/01/38	350,618	366,876			350,618	366,876
PL# 936928, 6.00%, 05/01/37			3,751,722	3,926,484	3,751,722	3,926,484
PL# 941247, 5.00%, 06/01/22			1,704,560	1,767,309	1,704,560	1,767,309
PL# 944116, 6.00%, 07/01/37			6,966,519	7,291,033	6,966,519	7,291,033
PL# 945869, 6.00%, 08/01/37			1,190,696	1,246,162	1,190,696	1,246,162
PL# 949330, 5.00%, 08/01/22			3,485,195	3,613,494	3,485,195	3,613,494
PL# 950385, IO, 5.85%, 08/01/37(1)	80,036	84,624			80,036	84,624
PL# 950694, 6.00%, 10/01/37	4,370,438	4,574,022			4,370,438	4,574,022
PL# 952204, 6.00%, 11/01/37			6,018,774	6,299,140	6,018,774	6,299,140
PL# 962130, 6.00%, 03/01/38			8,081,098	8,455,814	8,081,098	8,455,814
PL# 972027, 5.00%, 02/01/23			1,774,840	1,839,244	1,774,840	1,839,244
PL# 974642, 6.00%, 03/01/38			80,405	84,133	80,405	84,133
PL# 975639, 5.00%, 07/01/38	736,351	750,893			736,351	750,893
PL# 981034, 5.00%, 04/01/38	2,628,976	2,680,895			2,628,976	2,680,895
PL# 983897, 5.50%, 06/01/38	657,017	679,148			657,017	679,148
PL# 985143, 5.00%, 09/01/38	295,889	301,732			295,889	301,732
PL# 985730, 5.50%, 06/01/38	4,136,721	4,276,062			4,136,721	4,276,062
PL# 987420, 5.00%, 07/01/38	943,930	962,571			943,930	962,571
PL# 993056, 5.00%, 12/01/38			2,434,152	2,482,223	2,434,152	2,482,223
PL# AA1010, 5.50%, 11/01/33			5,148,025	5,346,657	5,148,025	5,346,657
PL# AA4410, 5.00%, 03/01/39			991,324	1,010,802	991,324	1,010,802
PL# AA5308, 4.50%, 04/01/39			119,144	119,049	119,144	119,049
PL# AA5718, 5.00%, 04/01/39			151,754	154,736	151,754	154,736
PL# AA6655, 4.50%, 06/01/39			3,134,116	3,131,637	3,134,116	3,131,637
PL# AA7071, 4.50%, 06/01/39			285,000	284,775	285,000	284,775
PL# AA8165, 4.50%, 06/01/39			770,000	769,391	770,000	769,391
PL# AA8747, 4.50%, 07/01/39			5,510,884	5,506,525	5,510,884	5,506,525
TBA, 4.00%, 07/01/39			7,300,000	7,078,719	7,300,000	7,078,719
TBA, 4.50%, 07/01/24			2,700,000	2,757,375	2,700,000	2,757,375
TBA, 4.50%, 07/01/39			35,745,000	35,666,790	35,745,000	35,666,790
TBA, 5.00%, 07/01/24			1,900,000	1,965,907	1,900,000	1,965,907
TBA, 5.00%, 07/01/39	8,700,000	8,857,688	55,300,000	56,302,313	64,000,000	65,160,000
TBA, 5.50%, 07/01/24	1,100,000	1,150,875	12,000,000	12,555,000	13,100,000	13,705,875
TBA, 5.50%, 07/01/39			10,500,000	10,798,599	10,500,000	10,798,599
TBA, 6.00%, 07/01/24	4,800,000	5,080,502			4,800,000	5,080,502
TBA, 6.00%, 07/01/39			64,400,000	67,298,000	64,400,000	67,298,000
TBA, 6.00%, 08/01/24			2,900,000	3,060,405	2,900,000	3,060,405
TBA, 6.50%, 07/01/39			30,600,000	32,589,000	30,600,000	32,589,000
Federal Agricultural Mortgage Corp.					—	—
3.88%, 08/19/11			20,230,000	21,275,527	20,230,000	21,275,527
144A, 5.13%, 04/19/17(5)	900,000	953,397			900,000	953,397
144A, 5.50%, 07/15/11			45,175,000	48,191,335	45,175,000	48,191,335
Federal Home Loan Bank					—	—
0.00%, 01/06/10	10,400,000	10,381,987			10,400,000	10,381,987
5.38%, 05/15/19			10,865,000	11,730,278	10,865,000	11,730,278
5.50%, 07/15/36	490,000	499,694			490,000	499,694
5.63%, 06/13/16			9,195,000	8,852,882	9,195,000	8,852,882
Freddie Mac					—	—
1.75%, 06/15/12			5,700,000	5,679,275	5,700,000	5,679,275
3.00%, 07/28/14			6,365,000	6,377,895	6,365,000	6,377,895
4.75%, 06/28/12			16,800,000	18,187,462	16,800,000	18,187,462
5.75%, 06/27/16(5)			9,800,000	9,976,145	9,800,000	9,976,145
PL# 1B2694 , 4.38%, 12/01/34(1)(5)	77,731	80,122			77,731	80,122
PL# 1B2853, 4.34%, 04/01/35(1)			2,790,935	2,880,099	2,790,935	2,880,099
PL# 1G1119, 4.75%, 09/01/35(1)			9,168,173	9,339,272	9,168,173	9,339,272
PL# 1G2201, HB, 6.09%, 09/01/37(1)	718,534	753,475			718,534	753,475
PL# 1G2403, HB, 5.56%, 01/01/38(1)	3,261,443	3,414,547			3,261,443	3,414,547
PL# 1N1447, HB, 5.75%, 02/01/37(1)	280,831	295,333			280,831	295,333
PL# 1N1454, HB, 5.90%, 04/01/37(1)	1,549,323	1,633,685			1,549,323	1,633,685
PL# 1N1463, HB, 5.87%, 05/01/37(1)	543,474	570,919			543,474	570,919
PL# 1N1582, HB, 5.92%, 05/01/37(1)	741,215	780,879			741,215	780,879
Freddie Mac Gold					—	—
PL# A32037, 5.00%, 03/01/35			191,389	195,418	191,389	195,418
PL# A38585, 5.50%, 10/01/35			21,229	21,989	21,229	21,989
PL# A39644, 5.50%, 11/01/35	735,185	761,483			735,185	761,483
PL# A39756, 5.00%, 11/01/35	696,307	710,968			696,307	710,968
PL# A68438, 5.50%, 11/01/37			2,112,665	2,183,947	2,112,665	2,183,947
PL# A84925, 5.00%, 03/01/39			99,671	101,505	99,671	101,505
PL# A85071, 5.00%, 03/01/39			5,597,058	5,700,035	5,597,058	5,700,035
PL# A85720, 5.00%, 04/01/39			13,801,974	14,055,909	13,801,974	14,055,909
PL# C57150, 6.00%, 05/01/31			2,172,438	2,287,213	2,172,438	2,287,213
PL# C67653, 7.00%, 06/01/32			2,749	2,976	2,749	2,976
PL# C67868, 7.00%, 06/01/32			39,438	42,703	39,438	42,703
PL# C67999, 7.00%, 06/01/32			8,792	9,519	8,792	9,519
PL# C68001, 7.00%, 06/01/32			61,282	66,356	61,282	66,356
PL# E00570, 6.00%, 09/01/13			9,279	9,738	9,279	9,738
PL# E00592, 6.00%, 12/01/13			201,266	211,066	201,266	211,066
PL# E00720, 6.00%, 07/01/14			10,374	10,895	10,374	10,895
PL# E01007, 6.00%, 08/01/16			11,600	12,237	11,600	12,237
PL# E01095, 6.00%, 01/01/17			39,084	41,248	39,084	41,248
PL# E69171, 6.00%, 02/01/13			8,005	8,490	8,005	8,490
PL# E73319, 6.00%, 11/01/13			4,134	4,384	4,134	4,384
PL# E73769, 6.00%, 12/01/13			16,010	16,980	16,010	16,980
PL# E75990, 6.00%, 04/01/14			8,104	8,503	8,104	8,503
PL# E76341, 6.00%, 04/01/14			14,763	15,671	14,763	15,671
PL# E76730, 6.00%, 05/01/14			21,415	22,732	21,415	22,732
PL# E76731, 6.00%, 05/01/14			15,032	15,957	15,032	15,957
PL# E78995, 6.00%, 11/01/14			12,748	13,532	12,748	13,532
PL# E84191, 6.00%, 07/01/16			137,189	146,098	137,189	146,098
PL# E84758, 5.50%, 07/01/16			2,133	2,248	2,133	2,248
PL# E85885, 6.00%, 11/01/16			10,060	10,714	10,060	10,714
PL# E86502, 5.50%, 12/01/16			138,766	146,259	138,766	146,259
PL# E86565, 5.50%, 12/01/16			3,306	3,485	3,306	3,485
PL# E87961, 6.00%, 02/01/17			136,355	145,210	136,355	145,210
PL# E88001, 6.00%, 02/01/17			207,783	221,146	207,783	221,146
PL# E88452, 6.00%, 03/01/17			35,551	37,837	35,551	37,837
PL# E88749, 6.00%, 03/01/17			139,605	148,670	139,605	148,670
PL# E88789 , 6.00%, 04/01/17			212,131	225,774	212,131	225,774
PL# E88979, 5.50%, 04/01/17			85,260	90,078	85,260	90,078
PL# E89282, 6.00%, 04/01/17			156,310	166,362	156,310	166,362
PL# E89336, 6.00%, 05/01/17			381,832	406,388	381,832	406,388
PL# E89653, 6.00%, 04/01/17			12,962	13,804	12,962	13,804
PL# E89913, 6.00%, 05/01/17			258,718	275,357	258,718	275,357
PL# E91644, 5.50%, 10/01/17			492,570	520,401	492,570	520,401
PL# E91754, 5.50%, 10/01/17			127,074	134,254	127,074	134,254
PL# E91774, 5.50%, 10/01/17			198,398	209,607	198,398	209,607
PL# E91968 , 5.50%, 10/01/17			96,084	101,513	96,084	101,513
PL# E92113, 5.50%, 10/01/17			178,572	188,662	178,572	188,662
PL# G01391, 7.00%, 04/01/32			869,361	943,710	869,361	943,710
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

	Transamerica Partners Total		Transamerica Partners
	Return Bond Portfolio		Core Bond Portfolio		Pro Forma Combined Portfolio
	Principal	Value	Principal	Value	Principal	Value

PL# G02427, 5.50%, 12/01/36(5)	7,880,137	8,149,708			7,880,137	8,149,708
PL# G03092, 5.50%, 07/01/37(5)	814,918	842,413			814,918	842,413
PL# G03358, 5.50%, 08/01/37			2,246,009	2,321,790	2,246,009	2,321,790
PL# G03695, 5.50%, 11/01/37	3,692,271	3,818,580			3,692,271	3,818,580
PL# G03696, 5.50%, 01/01/38	6,846,979	7,077,997			6,846,979	7,077,997
PL# G04222, 5.50%, 04/01/38	4,803,907	4,965,992			4,803,907	4,965,992
PL# G04333, 5.00%, 04/01/38			1,175,454	1,197,264	1,175,454	1,197,264
PL# G11111, 6.00%, 04/01/16			8,393	8,917	8,393	8,917
PL# G12814 , 5.00%, 10/01/22			5,266,729	5,457,319	5,266,729	5,457,319
PL# G12840, 5.00%, 11/01/22			5,547,250	5,747,992	5,547,250	5,747,992
PL# M80813, 4.00%, 04/01/10			1,662,517	1,685,829	1,662,517	1,685,829
TBA, 5.00%, 07/01/24	1,500,000	1,550,625	4,000,000	4,135,000	5,500,000	5,685,625
TBA, 5.00%, 07/01/39			200,000	203,375	200,000	203,375
TBA, 6.00%, 07/01/39			100,000	104,344	100,000	104,344
TBA, 6.00%, 07/01/39			1,900,000	2,006,578	1,900,000	2,006,578
TBA, 6.50%, 07/01/39			600,000	637,500	600,000	637,500
Government National Mortgage Association					—	—
PL# 3173, 6.50%, 12/20/31			74,119	79,757	74,119	79,757
PL# 605617, 5.00%, 07/15/34	492,154	504,535			492,154	504,535
PL# 612902, 5.00%, 07/15/33	1,138,861	1,168,578			1,138,861	1,168,578
PL# 636084, 5.00%, 01/15/35	532,344	545,237			532,344	545,237
PL# 644631, 5.00%, 09/15/35	1,431,588	1,466,259			1,431,588	1,466,259
TBA, 5.00%, 07/01/39	4,500,000	4,581,287			4,500,000	4,581,287
TBA, 5.00%, 08/01/39			21,500,000	21,829,208	21,500,000	21,829,208
TBA, 5.50%, 07/01/39	3,400,000	3,500,980	53,100,000	54,543,789	56,500,000	58,044,769
TBA, 6.00%, 07/01/39			25,200,000	26,247,362	25,200,000	26,247,362
TBA, 6.00%, 08/01/39			12,500,000	12,988,313	12,500,000	12,988,313
Tennessee Valley Authority					—	—
5.98%, 04/01/36	440,000	468,007			440,000	468,007
US Treasury Strips					—	—
0.00%, 07/15/18(8)			1,200,000	817,627	1,200,000	817,627
0.00%, 10/15/18(8)			1,200,000	806,983	1,200,000	806,983

	109,888,555	113,339,711	731,005,317	756,708,654	840,893,872	870,048,365

Total Cost		109,810,140		745,033,886		854,844,026

Corporate Bonds and Notes — 53.5%
Advertising
Lamar Media Corp., Series B, 6.63%, 08/15/15	20,000	16,900			20,000	16,900
Airlines					—	—
Continental Airlines, Inc., Series 2007-1A, 5.98%, 04/19/22(5)	300,000	247,500			300,000	247,500
Delta Air Lines, Inc., Series 2001-1, Class A-1, 6.62%, 03/18/11(5)	62,115	59,009			62,115	59,009
Delta Air Lines, Inc., Series 2007-1, Class A, 6.82%, 08/10/22(5)	363,024	301,310			363,024	301,310
Apparel: Manufacturing and Retail					—	—
Neiman Marcus Group, Inc., 7.13%, 06/01/28	200,000	121,000			200,000	121,000
Automobile: Rental
Hertz Corp., 8.88%, 01/01/14	75,000	69,000	675,000	621,000	750,000	690,000
Automobiles/Motor Vehicles, Automotive Equipment and Repairs					—	—
Daimler Chrysler NA Holding, 5.88%, 03/15/11(5)	600,000	609,974			600,000	609,974
General Motors Corp., 8.25%, 07/15/23(9)	840,000	102,900			840,000	102,900
General Motors Corp., 8.38%, 07/15/33(9)	150,000	19,125			150,000	19,125
Banks and Financial Services					—	—
AGFC Capital Trust I - 144A, 6.00%, 01/15/67(1)	100,000	21,000			100,000	21,000
Aiful Corp. - 144A (Japan) , 5.00%, 08/10/10(5)	420,000	256,200			420,000	256,200
American Express Company , 6.80%, 09/01/66(1)(5)	420,000	302,400			420,000	302,400
American Express Company, 8.13%, 05/20/19(5)	560,000	581,128			560,000	581,128
American Express Credit Company, Series MTNC, 5.88%, 05/02/13(5)	220,000	218,453			220,000	218,453
American General Finance Corp. Series MTNJ, 6.90%, 12/15/17(5)	220,000	119,126			220,000	119,126
BAC Capital Trust XIV, 5.63%, 12/31/49(1)	30,000	15,000			30,000	15,000
Bank of America Corp., 6.00%, 09/01/17			2,130,000	1,936,605	2,130,000	1,936,605
Bank of Scotland PLC - 144A (United Kingdom), 5.25%, 02/21/17	100,000	82,750			100,000	82,750
Bear Stearns Companies, Inc. (The), 7.25%, 02/01/18(5)	800,000	843,191			800,000	843,191
Bear Stearns Companies, Inc. (The), Series MTNB , 4.55%, 06/23/10			1,000,000	1,020,562	1,000,000	1,020,562
BP Capital Markets PLC (United Kingdom), 3.13%, 03/10/12			6,755,000	6,890,796	6,755,000	6,890,796
Caterpillar Financial Service Corp., Series MTNF, 6.20%, 09/30/13(5)	860,000	910,531			860,000	910,531
Citigroup Funding, Inc., 2.13%, 07/12/12			6,710,000	6,710,926	6,710,000	6,710,926
Citigroup, Inc., 4.13%, 02/22/10			2,135,000	2,135,523	2,135,000	2,135,523
Citigroup, Inc., 5.00%, 09/15/14(5)	1,260,000	1,056,281			1,260,000	1,056,281
Citigroup, Inc., 6.50%, 08/19/13(5)	1,160,000	1,126,798			1,160,000	1,126,798
Citigroup, Inc., 6.88%, 03/05/38(5)	1,030,000	909,661			1,030,000	909,661
Countrywide Financial Corp., Series MTNA, 4.50%, 06/15/10	2,440,000	2,415,634			2,440,000	2,415,634
Danske Bank A/S - 144A Series EMTN (Denmark), 2.50%, 05/10/12			6,390,000	6,413,132	6,390,000	6,413,132
Dexia Credit Local - 144A (France), 2.38%, 09/23/11			5,165,000	5,109,001	5,165,000	5,109,001
Eksportfinans A/S (Norway), 5.50%, 05/25/16			5,075,000	5,299,082	5,075,000	5,299,082
Ford Motor Credit Company LLC, 12.00%, 05/15/15	1,110,000	1,038,024			1,110,000	1,038,024
Ford Motor Credit Company LLC, 7.38%, 10/28/09	720,000	713,828			720,000	713,828
General Electric Capital Corp., 2.13%, 12/21/12			5,250,000	5,213,875	5,250,000	5,213,875
General Electric Capital Corp., 5.00%, 11/15/11			14,675,000	15,109,659	14,675,000	15,109,659
General Electric Capital Corp., Series MTNA, 6.88%, 01/10/39	2,130,000	1,917,241			2,130,000	1,917,241
Glitnir Banki HF - 144A (Iceland), 6.33%, 07/28/11(8)(9)	290,000	47,125			290,000	47,125
Glitnir Banki HF - 144A (Iceland), 6.69%, 06/15/16(1)(8)(9)	800,000	80			800,000	80
GMAC LLC - 144A, 6.63%, 05/15/12	1,184,000	988,640			1,184,000	988,640
GMAC LLC - 144A, 7.50%, 12/31/13	295,000	228,625			295,000	228,625
GMAC LLC - 144A, 8.00%, 11/01/31	362,000	253,400			362,000	253,400
GMAC LLC - 144A, 8.00%, 12/31/18	256,000	162,560			256,000	162,560
Goldman Sachs Capital II, 5.79%, perpetual (1)	40,000	24,378	3,230,000	1,968,524	3,270,000	1,992,902
Goldman Sachs Group, Inc. (The), 4.50%, 06/15/10	380,000	389,390			380,000	389,390
Goldman Sachs Group, Inc. (The), 5.45%, 11/01/12	140,000	144,759			140,000	144,759
Goldman Sachs Group, Inc. (The), 7.50%, 02/15/19	490,000	524,678			490,000	524,678
Goldman Sachs Group, Inc., 5.25%, 10/15/13			4,315,000	4,403,867	4,315,000	4,403,867
HSBC Finance Corp., 4.63%, 09/15/10	960,000	967,813			960,000	967,813
Icahn Enterprises Finance Corp., 7.13%, 02/15/13			4,045,000	3,650,613	4,045,000	3,650,613
Icahn Enterprises Finance Corp., 8.13%, 06/01/12			300,000	276,000	300,000	276,000
ICICI Bank, Ltd. - 144A (India), 6.38%, 04/30/22(1)	170,000	132,576			170,000	132,576
ICICI Bank, Ltd. — REG S (India), 6.38%, 04/30/22(1)	920,000	718,590			920,000	718,590
JPMorgan Chase & Company, 2.20%, 06/15/12			12,600,000	12,663,769	12,600,000	12,663,769
JPMorgan Chase & Company, 5.13%, 09/15/14	920,000	915,546			920,000	915,546
JPMorgan Chase & Company, 5.15%, 10/01/15	1,100,000	1,084,292			1,100,000	1,084,292
JPMorgan Chase & Company, 6.13%, 06/27/17	950,000	938,637			950,000	938,637
JPMorgan Chase & Company, 7.00%, 11/15/09			1,100,000	1,117,218	1,100,000	1,117,218
JPMorgan Chase & Company, Series 2, 2.13%, 06/22/12	80,000	80,297			80,000	80,297
JPMorgan Chase Bank NA, Series BKNT, 6.00%, 07/05/17			7,750,000	7,548,849	7,750,000	7,548,849
JPMorgan Chase Bank NA, Series BKNT, 6.00%, 10/01/17			1,945,000	1,893,142	1,945,000	1,893,142
Kaupthing Bank hf - 144A (Iceland), 7.13%, 05/19/16(8)(9)	200,000	20			200,000	20
Kaupthing Bank hf - 144A, Series 1 (Iceland), 7.63%, 02/28/15(8)(9)(14)	2,400,000	186,000			2,400,000	186,000
Kreditanstalt fur Wiederaufbau (Germany), 3.50%, 03/10/14			14,875,000	15,157,789	14,875,000	15,157,789
Landisbanki Islands hf - 144A (Iceland), 6.10%, 08/25/11(8)(9)	320,000	9,600			320,000	9,600
Leaseplan Corp. NV - 144A (the Netherlands), 3.00%, 05/07/12			8,600,000	8,663,067	8,600,000	8,663,067
Lehman Brothers E — Capital Trust I , 3.59%, 08/19/65(2)(9)	410,000	41			410,000	41
Lehman Brothers Holdings, Inc. , 6.50%, 07/19/17(9)			2,250,000	225	2,250,000	225
Lehman Brothers Holdings, Inc., Series MTN, 5.25%, 02/06/12(9)	480,000	70,800			480,000	70,800
Lehman Brothers Holdings, Inc., Series MTN, 6.75%, 12/28/17(9)	970,000	97	2,005,000	201	2,975,000	298
Merrill Lynch & Company, Inc., Series MTN, 6.88%, 04/25/18	1,420,000	1,314,290			1,420,000	1,314,290
Mitsubishi UFJ Financial Group Capital Financial I, Ltd. (Cayman Islands), 6.35%, perpetual(1)	350,000	306,394			350,000	306,394
Morgan Stanley, 1.40%, 01/09/12(2)			19,360,000	17,451,240	19,360,000	17,451,240
Morgan Stanley, 6.75%, 04/15/11			425,000	445,216	425,000	445,216
Morgan Stanley, Series MTN, 5.63%, 01/09/12	610,000	624,278			610,000	624,278
Morgan Stanley, Series MTN, 6.25%, 08/28/17			565,000	546,687	565,000	546,687
Morgan Stanley, Series MTNF , 1.56%, 10/18/16(2)	200,000	161,763			200,000	161,763
Private Expert Funding Corp., Series Y, 3.55%, 04/15/13			18,175,000	18,854,636	18,175,000	18,854,636
Resona Preferred Global Securities - 144A (Cayman Islands), 7.19%, perpetual(1)	490,000	357,700			490,000	357,700
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

	Transamerica Partners Total		Transamerica Partners
	Return Bond Portfolio		Core Bond Portfolio		Pro Forma Combined Portfolio
	Principal	Value	Principal	Value	Principal	Value

RSHB Capital - 144A (Luxembourg), 6.30%, 05/15/17	780,000	670,800			780,000	670,800
Santander Issuances - 144A (Spain), 5.81%, 06/20/16(1)	220,000	176,964			220,000	176,964
SLM Corp., Series MTN, 5.05%, 11/14/14	120,000	92,844			120,000	92,844
SLM Corp., Series MTN, 5.40%, 10/25/11			3,365,000	3,026,447	3,365,000	3,026,447
SLM Corp., Series MTNA, 4.00%, 01/15/10			2,370,000	2,295,591	2,370,000	2,295,591
SLM Corp., Series MTNA, 5.00%, 04/15/15	40,000	30,470			40,000	30,470
SLM Corp., Series MTNA, 5.00%, 10/01/13	675,000	545,978			675,000	545,978
SLM Corp., Series MTNA, 5.38%, 05/15/14	1,005,000	807,729			1,005,000	807,729
SLM Corp., Series MTNA, 5.63%, 08/01/33	105,000	64,646			105,000	64,646
Societe de Financement de L’ Economie Francaise (France) - 144A, 3.38%, 05/05/14			7,500,000	7,515,662	7,500,000	7,515,662
TNK-BP Finance SA - 144A (Luxembourg), 7.50%, 07/18/16	270,000	230,175			270,000	230,175
TNK-BP Finance SA - 144A, (Luxembourg), 6.63%, 03/20/17	100,000	79,000			100,000	79,000
TNK-BP Finance SA, Reg S, Series 2 (Luxembourg), 7.50%, 07/18/16	108,000	93,960			108,000	93,960
TNK-BP Finance SA, Series 6 - 144A, (Luxembourg), 7.88%, 03/13/18	510,000	420,750			510,000	420,750
UBS AG Stamford Branch, Series DPNT (Switzerland), 5.88%, 12/20/17			9,715,000	9,047,191	9,715,000	9,047,191
UBS AG Stamford Branch, Series MTN (Switzerland), 5.75%, 04/25/18	1,300,000	1,183,957	5,900,000	5,373,342	7,200,000	6,557,299
Wachovia Corp., 5.25%, 08/01/14	1,150,000	1,125,358			1,150,000	1,125,358
Wachovia Corp., Series MTNG , 5.50%, 05/01/13	940,000	971,024			940,000	971,024
Wells Fargo Capital X, 5.95%, 12/15/36	340,000	251,600			340,000	251,600
Broadcast Services/Media					—	—
CCH I, LLC/CCH I Capital Corp., 11.00%, 10/01/15(8)	130,000	15,600			130,000	15,600
Comcast Cable Communications Holdings, 8.38%, 03/15/13			5,279,000	6,018,060	5,279,000	6,018,060
Comcast Cable Communications, 8.88%, 05/01/17(5)	320,000	376,248			320,000	376,248
Comcast Cable Communications, Inc., 6.75%, 01/30/11			1,800,000	1,901,905	1,800,000	1,901,905
Comcast Corp., 5.88%, 02/15/18(5)	210,000	212,872			210,000	212,872
Comcast Corp., 6.50%, 01/15/15(5)	730,000	774,300			730,000	774,300
Comcast Corp., 6.50%, 01/15/17(5)	50,000	53,043			50,000	53,043
Comcast Corp., 6.95%, 08/15/37			2,935,000	3,060,263	2,935,000	3,060,263
Comcast Corp., 7.05%, 03/15/33			965,000	1,027,007	965,000	1,027,007
Cox Communications, Inc. - 144A, 8.38%, 03/01/39			3,525,000	3,930,315	3,525,000	3,930,315
Cox Communications, Inc., 7.75%, 11/01/10			465,000	484,063	465,000	484,063
CSC Holdings, Inc., Series B, 7.63%, 04/01/11	235,000	232,650			235,000	232,650
DIRECTV Holdings LLC/DIRECTV Financing Company, Inc. , 8.38%, 03/15/13	110,000	110,275			110,000	110,275
Dish DBS Corp., 7.00%, 10/01/13	115,000	109,250			115,000	109,250
Dish DBS Corp., 7.75%, 05/31/15	145,000	138,113			145,000	138,113
First Data Corp., 9.88%, 09/24/15			750,000	532,500	750,000	532,500
News America Holdings, 7.63%, 11/30/28			1,070,000	1,024,690	1,070,000	1,024,690
News America, Inc., 7.28%, 06/30/28			260,000	239,269	260,000	239,269
News America, Inc., 6.65%, 11/15/37	40,000	35,981			40,000	35,981
News America, Inc., 6.20%, 12/15/34	20,000	17,074			20,000	17,074
Rogers Cable, Inc. (Canada), 6.75%, 03/15/15	60,000	63,553			60,000	63,553
TCI Communications, Inc., 7.13%, 02/15/28			1,675,000	1,708,693	1,675,000	1,708,693
Time Warner Cable, Inc., 5.85%, 05/01/17	450,000	449,370			450,000	449,370
Time Warner Cable, Inc., 6.20%, 07/01/13			4,030,000	4,246,185	4,030,000	4,246,185
Time Warner Cable, Inc., 6.75%, 06/15/39	240,000	233,590			240,000	233,590
Time Warner Cable, Inc., 8.25%, 04/01/19	560,000	635,386			560,000	635,386
Time Warner Cable, Inc., 8.75%, 02/14/19	160,000	186,391			160,000	186,391
Time Warner Entertainment, 8.38%, 07/15/33	180,000	201,479			180,000	201,479
Time Warner, Inc., 6.88%, 05/01/12(5)	510,000	545,570			510,000	545,570
Time Warner, Inc., 7.57%, 02/01/24			1,910,000	1,869,877	1,910,000	1,869,877
Chemicals					—	—
Dow Chemical Company, 5.70%, 05/15/18(5)	1,020,000	901,397			1,020,000	901,397
Huntsman International LLC, 7.38%, 01/01/15			755,000	592,675	755,000	592,675
Huntsman International LLC, 7.88%, 11/15/14			2,815,000	2,230,888	2,815,000	2,230,888
Nova Chemicals Corp. (Canada), 4.54%, 11/15/13(11)			1,400,000	1,158,500	1,400,000	1,158,500
Nova Chemicals Corp. (Canada), 6.50%, 01/15/12			230,000	216,200	230,000	216,200
PPG Industries, Inc. , 6.65%, 03/15/18	400,000	425,256			400,000	425,256
Westlake Chemical Corp., 6.63%, 01/15/16	44,000	38,500			44,000	38,500
Computer Equipment, Software and Services					—	—
Oracle Corp., 5.75%, 04/15/18			2,980,000	3,143,432	2,980,000	3,143,432
Sungard Data Systems, Inc., 10.25%, 08/15/15	240,000	221,700			240,000	221,700
Construction Services and Supplies					—	—
Belvoir Land LLC - 144A, 5.40%, 12/15/47			2,875,000	1,838,016	2,875,000	1,838,016
Reynolds American, Inc., 6.75%, 06/15/17	190,000	177,404			190,000	177,404
Reynolds American, Inc., 7.63%, 06/01/16	110,000	110,330			110,000	110,330
Education					—	—
Stanford University, 4.25%, 05/01/16			2,190,000	2,147,952	2,190,000	2,147,952
Electronics					—	—
L-3 Communications Corp., 5.88%, 01/15/15			470,000	417,125	470,000	417,125
L-3 Communications Corp., Series B, 6.38%, 10/15/15			155,000	140,663	155,000	140,663
Entertainment, Leisure and Recreation					—	—
AMC Entertainment, Inc. - 144A, 8.75%, 06/01/19	10,000	9,400			10,000	9,400
Boyd Gaming Corp., 6.75%, 04/15/14	15,000	12,150			15,000	12,150
Boyd Gaming Corp., 7.13%, 02/01/16	40,000	29,650			40,000	29,650
Harrah’s Operating Company, Inc. - 144A, 10.00%, 12/15/18			808,000	464,600	808,000	464,600
Inn of The Mountain Gods, 12.00%, 11/15/10(9)	60,000	24,000			60,000	24,000
MGM MIRAGE, Inc. - 144A, 10.38%, 05/15/14	25,000	25,938			25,000	25,938
MGM MIRAGE, Inc. - 144A, 11.13%, 11/15/17	60,000	63,600			60,000	63,600
MGM MIRAGE, Inc., 7.63%, 01/15/17	135,000	87,413			135,000	87,413
River Rock Entertainment Authority, 9.75%, 11/01/11	30,000	22,500			30,000	22,500
Station Casinos, Inc., 7.75%, 08/15/16(8)(9)	140,000	48,300			140,000	48,300
Environmental Waste Management and Recycling Services					—	—
Aleris International, Inc., 9.00%, 12/15/14			560,000	6,300	560,000	6,300
Waste Management, Inc., 6.38%, 11/15/12	600,000	637,131			600,000	637,131
Equipment Rental and Leasing					—	—
International Lease Finance Corp. E — Capital Trust I - 144A, Variable Rate, 5.90%, 12/21/65(1)	3,330,000	1,232,100			3,330,000	1,232,100
International Lease Finance Corp. E — Capital Trust II - 144A, 6.25%, 12/21/65(1)	440,000	162,800			440,000	162,800
Food and Beverage					—	—
Diageo Capital PLC (United Kingdom), 7.38%, 01/15/14(5)	1,290,000	1,459,577			1,290,000	1,459,577
Kraft Foods, Inc., 6.13%, 02/01/18			4,375,000	4,523,413	4,375,000	4,523,413
Kraft Foods, Inc., 6.50%, 08/11/17			4,792,000	5,047,069	4,792,000	5,047,069
Pepsico, Inc., 7.90%, 11/01/18	600,000	729,962			600,000	729,962
Funeral Services					—	—
Service Corp. International, 7.50%, 04/01/27	55,000	43,175			55,000	43,175
Service Corp. International, 7.63%, 10/01/18	50,000	46,375			50,000	46,375
Insurance					—	—
American International Group, Inc., Series MTNG, 5.85%, 01/16/18(5)	130,000	68,776			130,000	68,776
American International Group, Series A-6, 8.18%, 05/15/68			1,591,000	453,810	1,591,000	453,810
ASIF Global Financing XIX - 144A, 4.90%, 01/17/13(5)	20,000	17,015			20,000	17,015
Chubb Corp., 5.75%, 05/15/18(5)	825,000	855,719			825,000	855,719
Hartford Life Global Funding, Series MTN, 0.80%, 09/15/09(2)			5,355,000	5,333,243	5,355,000	5,333,243
Humana, Inc., 7.20%, 06/15/18	220,000	198,251			220,000	198,251
Merna Reinsurance, Ltd., Series B - 144A (Bermuda), 2.35%, 07/07/10(2)	600,000	558,840			600,000	558,840
MetLife Global Funding I - 144A, 5.13%, 04/10/13			6,550,000	6,661,854	6,550,000	6,661,854
MetLife, Inc., 6.75%, 06/01/16	360,000	366,500			360,000	366,500
Internet Services					—	—
Expedia, Inc., 7.46%, 08/15/18			5,565,000	5,286,750	5,565,000	5,286,750
Machinery					—	—
Atlantic Marine, Inc. - 144A, 5.34%, 12/01/50			2,150,000	1,400,145	2,150,000	1,400,145
Terex Corp., 7.38%, 01/15/14	60,000	54,900			60,000	54,900
Manufacturing					—	—
Tyco International Group SA (Luxembourg), 6.00%, 11/15/13	440,000	447,400			440,000	447,400
Tyco International Group SA (Luxembourg), 6.38%, 10/15/11	120,000	126,448			120,000	126,448
Medical Equipment, Supplies, and Services					—	—
Community Health Systems, Inc., 8.88%, 07/15/15	190,000	186,200			190,000	186,200
DaVita, Inc., 6.63%, 03/15/13	230,000	216,775			230,000	216,775
HCA, Inc., 6.25%, 02/15/13	56,000	49,000			56,000	49,000
HCA, Inc., 6.30%, 10/01/12	3,000	2,753			3,000	2,753
HCA, Inc., 6.75%, 07/15/13	110,000	96,800			110,000	96,800
HCA, Inc., 9.13%, 11/15/14	50,000	49,500			50,000	49,500
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

	Transamerica Partners Total		Transamerica Partners
	Return Bond Portfolio		Core Bond Portfolio		Pro Forma Combined Portfolio
	Principal	Value	Principal	Value	Principal	Value

HCA, Inc., 9.25%, 11/15/16	100,000	98,500			100,000	98,500
HCA, Inc., 9.63%, 11/15/16(12)	743,000	735,570			743,000	735,570
Merck & Company, Inc., 4.00%, 06/30/15			4,805,000	4,889,544	4,805,000	4,889,544
Roche Holdings, Inc. - 144A, 2.66%, 02/25/11(2)			1,575,000	1,592,451	1,575,000	1,592,451
Roche Holdings, Inc. - 144A, 5.00%, 03/01/14			7,050,000	7,373,630	7,050,000	7,373,630
Roche Holdings, Inc. - 144A, 6.00%, 03/01/19	350,000	373,198			350,000	373,198
Tenet Healthcare Corp. - 144A, 8.88%, 07/01/19	558,000	560,790			558,000	560,790
WellPoint, Inc., 5.88%, 06/15/17	50,000	48,935			50,000	48,935
WellPoint, Inc., 5.95%, 12/15/34			3,600,000	2,897,921	3,600,000	2,897,921
Metals and Mining					—	—
Alcoa, Inc., 6.00%, 07/15/13(5)	730,000	713,214			730,000	713,214
Evraz Group SA - 144A (Luxembourg), 8.88%, 04/24/13	880,000	721,600			880,000	721,600
Freeport-McMoRan Copper & Gold, Inc., 8.38%, 04/01/17	320,000	322,400			320,000	322,400
Ispat Inland ULC (Canada), 9.75%, 04/01/14			1,999,000	2,094,432	1,999,000	2,094,432
Rio Tinto Finance USA, Ltd. (Australia), 6.50%, 07/15/18	870,000	870,507			870,000	870,507
Steel Dynamics, Inc., 6.75%, 04/01/15	105,000	93,450			105,000	93,450
Steel Dynamics, Inc., 7.38%, 11/01/12	155,000	146,863			155,000	146,863
Teck Resources, Ltd. - 144A (Canada), 10.25%, 05/15/16	20,000	20,950			20,000	20,950
Teck Resources, Ltd. - 144A (Canada), 10.75%, 05/15/19	45,000	48,375			45,000	48,375
Teck Resources, Ltd. - 144A (Canada), 9.75%, 05/15/14	25,000	25,875			25,000	25,875
Vale Overseas, Ltd. (Cayman Islands), 6.88%, 11/21/36	484,000	459,560			484,000	459,560
Vedanta Resources PLC - 144A (United Kingdom), 8.75%, 01/15/14	520,000	473,200			520,000	473,200
Office Equipment, Supplies, and Services					—	—
Xerox Corp., 6.75%, 02/01/17	30,000	27,300			30,000	27,300
Oil, Coal and Gas					—	—
Anadarko Finance Company, Series B (Canada), 7.50%, 05/01/31(5)	740,000	722,069			740,000	722,069
Anadarko Petroleum Corp., 6.45%, 09/15/36(5)	1,250,000	1,123,645			1,250,000	1,123,645
Apache Corp., 5.25%, 04/15/13(5)	240,000	252,106			240,000	252,106
Apache Corp., 5.63%, 01/15/17(5)	950,000	996,663			950,000	996,663
Arch Western Finance, 6.75%, 07/01/13			2,965,000	2,705,563	2,965,000	2,705,563
Baker Hughes, Inc., 7.50%, 11/15/18(5)	800,000	936,848			800,000	936,848
Canadian National Resources (Canada), 6.25%, 03/15/38			2,000,000	1,996,328	2,000,000	1,996,328
Chesapeake Energy Corp., 6.25%, 01/15/18	140,000	116,200			140,000	116,200
Chesapeake Energy Corp., 6.38%, 06/15/15	60,000	53,400			60,000	53,400
Chesapeake Energy Corp., 7.25%, 12/15/18	135,000	117,450			135,000	117,450
Complete Production Services, Inc., 8.00%, 12/15/16	195,000	166,725			195,000	166,725
Conoco, Inc., 6.95%, 04/15/29(5)	210,000	226,278			210,000	226,278
ConocoPhillips, 4.60%, 01/15/15			8,395,000	8,627,080	8,395,000	8,627,080
ConocoPhillips, 6.50%, 02/01/39(5)	900,000	957,990			900,000	957,990
Consolidated Natural Gas, Series A, 5.00%, 03/01/14			1,425,000	1,451,055	1,425,000	1,451,055
Dynegy Holdings, Inc., 7.75%, 06/01/19	305,000	237,519			305,000	237,519
El Paso Corp., 7.00%, 06/15/17	1,420,000	1,293,271			1,420,000	1,293,271
El Paso Corp., Series MTN, 7.75%, 01/15/32	92,000	74,890			92,000	74,890
El Paso Corp., Series MTN, 7.80%, 08/01/31	19,000	15,498			19,000	15,498
El Paso Natural Gas, 8.38%, 06/15/32(5)	110,000	119,651			110,000	119,651
El Paso Natural Gas, 8.63%, 01/15/22			365,000	394,228	365,000	394,228
Enterprise Products Operating LP, 4.95%, 06/01/10			2,600,000	2,638,384	2,600,000	2,638,384
Gaz Capital (Gazprom) - 144A (Luxembourg), 6.51%, 03/07/22	770,000	577,500			770,000	577,500
Hess Corp., 7.30%, 08/15/31(5)	440,000	454,187			440,000	454,187
Hess Corp., 7.88%, 10/01/29(5)	80,000	86,772			80,000	86,772
Hess Corp., 8.13%, 02/15/19	850,000	967,686			850,000	967,686
Intergas Finance BV - 144A (the Netherlands), 6.38%, 05/14/17	460,000	349,600			460,000	349,600
KazMunaiGaz Finance Sub BV - 144A (the Netherlands), 8.38%, 07/02/13	440,000	405,900			440,000	405,900
Kerr-McGee Corp., 6.95%, 07/01/24	200,000	185,575			200,000	185,575
Kerr-McGee Corp., 7.88%, 09/15/31	295,000	287,862			295,000	287,862
Key Energy Services, Inc., 8.38%, 12/01/14	310,000	273,575			310,000	273,575
Kinder Morgan Energy Partners LP, 5.85%, 09/15/12	130,000	135,528			130,000	135,528
Kinder Morgan Energy Partners LP, 6.00%, 02/01/17	260,000	257,937			260,000	257,937
Kinder Morgan Energy Partners LP, 6.75%, 03/15/11	470,000	492,597			470,000	492,597
Kinder Morgan Energy Partners LP, Series MTN, 6.95%, 01/15/38	1,030,000	997,752			1,030,000	997,752
Knight, Inc., 6.50%, 09/01/12			920,000	899,300	920,000	899,300
Occidental Petroleum Corp., 7.00%, 11/01/13	1,060,000	1,213,568			1,060,000	1,213,568
OPTI Canada, Inc. (Canada), 7.88%, 12/15/14	160,000	103,600			160,000	103,600
OPTI Canada, Inc. (Canada), 8.25%, 12/15/14	120,000	79,200			120,000	79,200
Peabody Energy Corp., Series B, 6.88%, 03/15/13	45,000	44,550			45,000	44,550
Pemex Project Funding Master Trust, 6.63%, 06/15/35	1,170,000	1,058,185			1,170,000	1,058,185
Petrobas International Finance Company (Cayman Islands), 6.13%, 10/06/16	411,000	421,275			411,000	421,275
Sandridge Energy, Inc - 144A, 9.88%, 05/15/16	215,000	207,475			215,000	207,475
Semgroup LP - 144A, 8.75%, 11/15/15(8)(9)	125,000	5,000			125,000	5,000
Shell International Finance BV (the Netherlands), 4.00%, 03/21/14			7,700,000	7,906,560	7,700,000	7,906,560
Southern Natural Gas - 144A, 5.90%, 04/01/17	60,000	58,110			60,000	58,110
Southern Natural Gas , 8.00%, 03/01/32	5,000	5,291			5,000	5,291
Suburban Propane Partners, 6.88%, 12/15/13	65,000	59,800			65,000	59,800
Tennessee Gas Pipeline Company, 7.00%, 10/15/28			665,000	633,688	665,000	633,688
Tennessee Gas Pipeline, 7.63%, 04/01/37	20,000	20,256			20,000	20,256
Transocean, Inc. (Cayman Islands), 5.25%, 03/15/13	120,000	124,434			120,000	124,434
Williams Companies, Inc., 7.75%, 06/15/31	380,000	342,000			380,000	342,000
Williams Companies, Inc., 7.88%, 09/01/21	370,000	364,450			370,000	364,450
Williams Companies, Inc., 8.75%, 03/15/32	130,000	130,650			130,000	130,650
Williams Companies, Inc., Series A, 7.50%, 01/15/31	840,000	739,200			840,000	739,200
XTO Energy, Inc., 5.50%, 06/15/18	270,000	270,556			270,000	270,556
XTO Energy, Inc., 5.65%, 04/01/16	340,000	344,212			340,000	344,212
XTO Energy, Inc., 6.25%, 08/01/17	10,000	10,523			10,000	10,523
XTO Energy, Inc., 6.75%, 08/01/37	70,000	73,077	1,700,000	1,774,720	1,770,000	1,847,797
XTO Energy, Inc., 7.50%, 04/15/12	550,000	609,261			550,000	609,261
Paper and Forest Products					—	—
Catalyst Paper Corp., Series D (Canada), 8.63%, 06/15/11			400,000	240,000	400,000	240,000
MeadWestvaco Corp., 6.85%, 04/01/12			3,435,000	3,522,799	3,435,000	3,522,799
Weyerhaeuser Company, 6.75%, 03/15/12	820,000	820,295			820,000	820,295
Pharmaceuticals/Research and Development					—	—
Abbott Laboratories, 5.60%, 11/30/17(5)	200,000	214,227			200,000	214,227
Bio-Rad Laboratories, Inc., 6.13%, 12/15/14			530,000	482,300	530,000	482,300
Bristol-Myers Squibb, 6.88%, 08/01/97			600,000	623,936	600,000	623,936
Eli Lilly & Company, 3.55%, 03/06/12			3,235,000	3,351,399	3,235,000	3,351,399
FMC Finance III SA (Luxembourg), 6.88%, 07/15/17	280,000	260,400			280,000	260,400
Pfizer, Inc., 5.35%, 03/15/15			6,710,000	7,210,566	6,710,000	7,210,566
Wyeth, 5.95%, 04/01/37	470,000	486,228			470,000	486,228
Wyeth, 6.00%, 02/15/36			1,580,000	1,675,865	1,580,000	1,675,865
Printing and Publishing					—	—
Reed Elsevier Capital, 8.63%, 01/15/19	360,000	409,023			360,000	409,023
Sun Media Corp. (Canada), 7.63%, 02/15/13	40,000	26,300			40,000	26,300
TL Acquisitions, Inc. - 144A, 10.50%, 01/15/15	80,000	64,800			80,000	64,800
Private Asset Backed: Automobiles/Motor Vehicles, Automotive Equipment and Repairs					—	—
Daimler Chrysler Auto Trust, Series 2006-B, Class A3, 5.33%, 08/08/10			621,049	622,364	621,049	622,364
Nissan Auto Receivables Owner Trust, Series 2006-B, Class A4, 5.22%, 11/15/11			14,501,248	14,769,715	14,501,248	14,769,715
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A2, 2.94%, 07/15/11			8,995,000	9,114,296	8,995,000	9,114,296
Private Asset Backed: Banks and Financial Services
Banc of America Alternative Loan Trust, Series 2004-7, Class 4A1, 5.00%, 08/25/19			2,871,572	2,540,444	2,871,572	2,540,444
Conseco Finance Securitizations Corp., Series 2002-1, Class A, 6.68%, 12/01/33(5)	2,106,698	1,795,728			2,106,698	1,795,728
Conseco Finance Securitizations Corp., Series 2002-2, Class A2, 6.03%, 03/01/33(5)	2,296,652	1,913,447			2,296,652	1,913,447
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.99%, 08/13/42	140,000	119,607			140,000	119,607
Morgan Stanley Capital I, Series 2006-IQ12, Class A4, 5.33%, 12/15/43	430,000	321,563			430,000	321,563
Nomura Asset Acceptance Corp. - 144A, Series 2004-R1, Class A1, 6.50%, 03/25/34	159,580	135,113			159,580	135,113
Nomura Asset Acceptance Corp. - 144A, Series 2004-R2, Class A1, 6.50%, 10/25/34	214,620	178,790			214,620	178,790
SLM Student Loan Trust, Series 2005-4, Class A2, Floating Rate, 1.17%, 04/26/21(2)			4,185,000	4,107,567	4,185,000	4,107,567
SLM Student Loan Trust, Series 2005-5, Class A1 , 1.09%, 01/25/18(2)			171,738	171,751	171,738	171,751
SLM Student Loan Trust, Series 2008-5, Class A2 , 2.19%, 10/25/16(2)			18,210,000	18,266,974	18,210,000	18,266,974
SLM Student Loan Trust, Series 2008-5, Class A3 , 2.39%, 01/25/18(2)			4,600,000	4,614,798	4,600,000	4,614,798
SLM Student Loan Trust, Series 2008-5, Class A4, 2.79%, 07/25/23(2)			12,410,000	12,443,929	12,410,000	12,443,929
Washington Mutual Asset Securities Corp. - 144A, Series 2005-C1A, Class A2, 5.15%, 05/25/36			5,540,326	5,463,652	5,540,326	5,463,652
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

	Transamerica Partners Total		Transamerica Partners
	Return Bond Portfolio		Core Bond Portfolio		Pro Forma Combined Portfolio
	Principal	Value	Principal	Value	Principal	Value

Private Asset Backed: Credit Cards
Washington Mutual Master Note Trust - 144A, Series 2006-A3A, Class A3, 0.35%, 09/15/13(3)	1,530,000	1,527,654			1,530,000	1,527,654
Private Asset Backed: Mortgage and Home Equity
AAMES Mortgage Investment Trust - 144A, Series 2005-3, Class A1, 0.46%, 08/25/35(3)	365,569	346,140			365,569	346,140
Accredited Mortgage Loan Trust, Series 2005-3, Class A1, 0.55%, 09/25/35(3)	106,408	76,216			106,408	76,216
Adjustable Rate Mortgage Trust, Series 2004-2, Class 7A2, 0.73%, 02/25/35(3)(5)	48,672	26,237			48,672	26,237
Adjustable Rate Mortgage Trust, Series 2004-5, Class 7A2, 0.69%, 04/25/35(3)	16,004	13,008			16,004	13,008
American Home Mortgage Assets Trust, Series 2006-2, Class 2A1, 0.50%, 09/25/46(3)(5)	1,542,784	647,577			1,542,784	647,577
American Home Mortgage Investment Trust, Series 2005-4, Class 1A1, 0.60%, 11/25/45(3)(5)	261,397	115,207			261,397	115,207
Amortizing Residential Collateral Trust, Series 2002-BC5, Class M1, Floating Rate, 1.35%, 07/25/32(3)	470,904	290,464			470,904	290,464
Banc of America Commercial Mortgage, Inc., Series 2000-1, Class A2A, 7.33%, 11/15/31			6,374,329	6,394,683	6,374,329	6,394,683
Banc of America Commercial Mortgage, Inc., Series 2001-1, Class A2, 6.50%, 04/15/36			7,050,441	7,172,783	7,050,441	7,172,783
Banc of America Commercial Mortgage, Inc., Series 2002-2, Class A3, 5.12%, 07/11/43			16,715,000	16,584,820	16,715,000	16,584,820
Banc of America Commercial Mortgage, Inc., Series 2002-PB2, Class A4, 6.19%, 06/11/35			11,170,000	11,446,157	11,170,000	11,446,157
Banc of America Commercial Mortgage, Inc., Series 2005-3, Class A4, 4.67%, 07/10/43(5)	1,214,000	1,044,582			1,214,000	1,044,582
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A3, Floating Rate, 5.66%, 07/10/14(3)(5)	280,000	213,794			280,000	213,794
Banc of America Funding Corp., Series 2005-E, Class 4A1, Floating Rate, 4.43%, 03/20/35(3)	704,569	444,563			704,569	444,563
Banc of America Mortgage Securities, Series 2005-A, Class 2A1, Floating Rate, 4.45%, 02/25/35(3)(5)	445,227	294,102			445,227	294,102
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 14A1, 5.47%, 11/25/34(3)			3,997,220	2,830,289	3,997,220	2,830,289
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-1, Class 4A1, 5.35%, 03/25/35(3)			4,211,035	2,712,391	4,211,035	2,712,391
Bear Stearns ALT-A Trust, Series 2004-11, Class 2A2, 5.20%, 11/25/34(3)(5)	197,103	119,090			197,103	119,090
Bear Stearns Commercial Mortgage Securities, Inc., Series 2001, Class A1, 6.08%, 02/15/35			168,682	169,932	168,682	169,932
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR8, Class A4, 4.67%, 06/11/41			2,545,000	2,191,977	2,545,000	2,191,977
Bear Stearns Mortgage Funding Trust, Series 2006-AR1, Class 2A2, 0.57%, 08/25/36(3)	897,126	174,518			897,126	174,518
Bear Stearns Mortgage Funding Trust, Series 2006-AR5, Class 1A2, 0.52%, 12/25/36(3)	1,475,088	239,276			1,475,088	239,276
Bear Stearns Second Lien Trust - 144A, Series 2007-SV1A, Class A3, 0.56%, 12/25/36(3)(5)	1,276,719	267,865			1,276,719	267,865
Chase Commercial Mortgage Securities Corp., Series 2000-3, Class A2, 7.32%, 10/15/32			3,049,837	3,113,494	3,049,837	3,113,494
Chase Funding Mortgage Loan Asset-Backed, Series 2003-4, Class 1A5, 5.42%, 05/25/33(5)	1,150,000	613,275			1,150,000	613,275
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49			1,585,000	1,267,685	1,585,000	1,267,685
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, 5.34%, 08/25/35(3)			11,112,094	9,164,660	11,112,094	9,164,660
Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC3, Class A2A, 0.42%, 03/25/37(3)			2,481,157	1,714,119	2,481,157	1,714,119
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.32%, 12/11/49			1,037,500	765,537	1,037,500	765,537
Countrywide Alternative Loan Trust, Series 2005-36, Class 2A1A, 0.62%, 08/25/35(3)(5)	2,394,727	1,024,331			2,394,727	1,024,331
Countrywide Alternative Loan Trust, Series 2005-36, Class 3A1, 4.85%, 08/25/35(3)(5)	280,036	181,082			280,036	181,082
Countrywide Alternative Loan Trust, Series 2005-38, Class A3, 0.66%, 09/25/35(3)(5)	652,087	296,649			652,087	296,649
Countrywide Alternative Loan Trust, Series 2005-44, Class 1A1, 0.64%, 10/25/35(3)(5)	144,720	62,221			144,720	62,221
Countrywide Alternative Loan Trust, Series 2005-50CB, Class 1A1, 5.50%, 11/25/35			5,776,939	3,652,109	5,776,939	3,652,109
Countrywide Alternative Loan Trust, Series 2005-51, Class 3A3A, 0.64%, 11/20/35(3)	2,056,946	923,746			2,056,946	923,746
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1, 0.64%, 11/20/35(3)(5)	312,928	141,333			312,928	141,333
Countrywide Alternative Loan Trust, Series 2005-72, Class A1, 0.58%, 01/25/36(3)(5)	658,026	287,434			658,026	287,434
Countrywide Alternative Loan Trust, Series 2005-J12, Class 2A1, 0.58%, 08/25/35(3)	829,974	376,015			829,974	376,015
Countrywide Alternative Loan Trust, Series 2006-OA2, Class A5, 0.55%, 05/20/46(3)	909,751	347,186			909,751	347,186
Countrywide Alternative Loan Trust, Series 2006-OA21, Class A1, 0.51%, 03/20/47(3)			5,459,654	2,153,111	5,459,654	2,153,111
Countrywide Alternative Loan Trust, Series 2006-OA6, Class 1A1A, 0.52%, 07/25/46(3)	399,998	156,706			399,998	156,706
Countrywide Alternative Loan Trust, Series 2007-5CB, Class 1A31, 5.50%, 04/25/37			5,364,329	3,503,433	5,364,329	3,503,433
Countrywide Asset-Backed Certificates, Series 2005-4, Class AF3, 4.46%, 10/25/35	49,518	45,098			49,518	45,098
Countrywide Home Equity Loan Trust - 144A, Series 2006-RES, Class 4Q1B, 0.62%, 12/15/33(3)(5)	414,981	66,476			414,981	66,476
Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A, 0.55%, 12/15/35(3)	145,358	56,047			145,358	56,047
Countrywide Home Loans - 144A, Series 2004-R2, Class 1AF1, 0.73%, 11/25/34(3)	109,591	75,687			109,591	75,687
Countrywide Home Loans - 144A, Series 2005-R1, Class 1AF1, 0.67%, 03/25/35(3)	170,585	120,359			170,585	120,359
Countrywide Home Loans - 144A, Series 2005-R3, Class AF, 0.71%, 09/25/35(3)(5)	293,155	197,997			293,155	197,997
Countrywide Home Loans, Series 2003-60, Class 1A1, 5.53%, 02/25/34(3)	334,702	274,123			334,702	274,123
Countrywide Home Loans, Series 2004-23, Class A, 2.62%, 11/25/34(3)(5)	160,006	86,014			160,006	86,014
Countrywide Home Loans, Series 2005-3, Class 1A2, 0.60%, 04/25/35(3)(5)	446,171	200,145			446,171	200,145
Countrywide Home Loans, Series 2006-OA5, Class 2A1, 0.51%, 04/25/36(3)			2,318,585	986,242	2,318,585	986,242
Countrywide Home Loans, Series 2007-16, Class A1, 6.50%, 10/25/37			7,515,692	5,522,860	7,515,692	5,522,860
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CKS4, Class A2, 5.18%, 11/15/36			10,280,000	10,092,397	10,280,000	10,092,397
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-C3, Class A5, 3.94%, 05/15/38			14,005,000	12,642,507	14,005,000	12,642,507
Credit Suisse Mortgage Capital Certificates - 144A, Series 2006-CF2, Class A1, 0.57%, 05/25/36(3)	250,000	163,384			250,000	163,384
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3, 5.47%, 09/15/39(5)	1,860,000	1,301,508			1,860,000	1,301,508
CS First Boston Mortgage Securities Corp., Series 2004-AR5, Class 7A2, 3.64%, 06/25/34(3)	756,636	632,553			756,636	632,553
Deutsche Alt-A Securities, Inc., Mortgage Loan Trust, Series 2006-OA1, Class A1, 0.51%, 02/25/47(3)			3,806,899	1,599,447	3,806,899	1,599,447
Deutsche Mortgage Securities, Inc. - 144A, Series 2005-WF1, Class 1A3, 5.12%, 06/26/35(3)(5)	1,270,000	821,546			1,270,000	821,546
DLJ Commercial Mortgage Corp., Series 2000-CKP1, Class A1B, 7.18%, 11/10/33			4,006,769	4,085,927	4,006,769	4,085,927
First Horizon Alternative Mortgage Securities, Series 2006-FA8, Class 1A8, Floating Rate, 0.68%, 02/25/37(3)	673,149	297,982			673,149	297,982
First Union National Bank Commercial Mortgage, Series 2001-C2, Class A2, 6.66%, 01/12/43			12,090,258	12,449,465	12,090,258	12,449,465
GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A3 , 6.27%, 12/10/35			10,380,000	10,582,000	10,380,000	10,582,000
GE Capital Commercial Mortgage Corp., Series 2002-2A, Class A3, 5.35%, 08/11/36			11,875,000	11,872,940	11,875,000	11,872,940
GE Capital Commercial Mortgage Corp., Series 2005-C4, Class A4, 5.33%, 11/10/45(3)	310,000	260,884			310,000	260,884
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A4, 5.24%, 11/10/45	1,000,000	828,223			1,000,000	828,223
GMAC Mortgage Corp. Loan Trust, Series 2003-AR2, Class 1A1, 5.63%, 12/19/33(3)	53,720	46,577			53,720	46,577
GMAC Mortgage Corp. Loan Trust, Series 2005-AR1, Class 3A, 4.63%, 03/18/35(3)	222,456	130,586			222,456	130,586
Greenpoint Mortgage Funding Trust, Series 2006-AR4, Class A1A, 0.41%, 09/25/46(3)	287,424	230,874			287,424	230,874
Greenpoint Mortgage Funding Trust, Series 2007-AR1, Class 1A1A, 0.39%, 02/25/47(3)	1,169,690	580,709			1,169,690	580,709
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A4, 4.76%, 06/10/36			3,330,000	3,343,395	3,330,000	3,343,395
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3, 4.57%, 01/10/12			11,200,000	10,099,757	11,200,000	10,099,757
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.75%, 07/10/39			3,175,000	2,695,452	3,175,000	2,695,452
GS Mortgage Securities Corp. II, Series 2005-GG4, Class AABA, 4.68%, 07/10/39	200,000	192,536			200,000	192,536
GSMPS Mortgage Loan Trust - 144A, Series 2005-RP3, Class 1AF, 0.66%, 09/25/35(3)	254,045	174,921			254,045	174,921
GSR Mortgage Loan Trust, Series 2004-9, Class 3A1, 3.97%, 08/25/34(3)			2,301,187	1,888,941	2,301,187	1,888,941
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 4.92%, 01/25/35(3)			2,668,649	1,840,518	2,668,649	1,840,518
GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1, 5.25%, 07/25/35			7,751,414	5,679,194	7,751,414	5,679,194
Harborview Mortgage Loan Trust, Series 2005-8, Class 1A2A, 0.64%, 09/19/35(3)			614,822	263,801	614,822	263,801
Harborview Mortgage Loan Trust, Series 2006-10, Class 2A1A, 0.49%, 11/19/36(3)	2,302,643	915,581			2,302,643	915,581
Harborview Mortgage Loan Trust, Series 2006-11, Class A1A, 0.48%, 12/19/36(3)			8,340,933	3,438,288	8,340,933	3,438,288
Impac CMB Trust, Series 2004-6, Class 1A1, 1.11%, 10/25/34(3)	97,920	43,550			97,920	43,550
IndyMac INDA Mortgage Loan Trust, Series 2006-AR2, Class 4A1, 5.89%, 09/25/36(3)			4,051,553	2,229,095	4,051,553	2,229,095
IndyMac INDA Mortgage Loan Trust, Series 2007-AR7, Class 1A1 , 6.14%, 09/25/37(3)	1,244,639	811,937			1,244,639	811,937
IndyMac Index Mortgage Loan Trust, Series 2005-AR14, Class 2A1A, 0.61%, 07/25/35(3)	2,269,651	1,027,155			2,269,651	1,027,155
IndyMac Index Mortgage Loan Trust, Series 2005-AR15, Class A2, 5.10%, 09/25/35	96,694	59,781			96,694	59,781
IndyMac Index Mortgage Loan Trust, Series 2007-AR15, Class 2A1, 5.69%, 08/25/37(3)	1,997,235	905,663			1,997,235	905,663
JPMorgan Chase Commercial Mortgage Securities Corp. - 144A, Series 2004-CB8, Class A1A, 4.16%, 01/12/39			1,732,594	1,442,411	1,732,594	1,442,411
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-C1, Class A3, 5.86%, 10/12/35			10,490,000	10,346,550	10,490,000	10,346,550
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIB2, Class A3, 6.43%, 04/15/35			6,650,000	6,770,775	6,650,000	6,770,775
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC, Class A3, 6.26%, 03/15/33			8,593,282	8,777,637	8,593,282	8,777,637
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A4, 4.90%, 09/12/37			9,350,000	7,968,054	9,350,000	7,968,054
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A3, 5.80%, 06/15/49(3)	1,100,000	818,825			1,100,000	818,825
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.80%, 06/15/49(3)	1,590,000	1,214,180			1,590,000	1,214,180
JPMorgan Mortgage Trust, Series 2004-A1, Class 1A1, 4.81%, 02/25/34(3)	833,748	751,038			833,748	751,038
JPMorgan Mortgage Trust, Series 2004-A3, Class 1A1, 3.86%, 07/25/34(3)	176,762	154,953			176,762	154,953
JPMorgan Mortgage Trust, Series 2006-A2, Class 4A1, 4.08%, 08/25/34(3)			454,505	394,351	454,505	394,351
JPMorgan Mortgage Trust, Series 2006-A2, Class 5A1, 5.10%, 11/25/33(3)	396,238	346,309			396,238	346,309
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2, 5.88%, 07/25/36			1,416,794	1,216,229	1,416,794	1,216,229
JPMorgan Mortgage Trust, Series 2006-S3, Class 1A12, 6.50%, 08/25/36			4,332,165	3,203,553	4,332,165	3,203,553
JPMorgan Mortgage Trust, Series 2007-S1, Class 1A2, 5.50%, 03/25/22			1,164,897	986,158	1,164,897	986,158
JPMorgan Mortgage Trust, Series 2007-S1, Class 2A22, 5.75%, 03/25/37			3,668,393	2,749,990	3,668,393	2,749,990
JPMorgan Mortgage Trust, Series 2007-S2, Class 1A15, 6.75%, 06/25/37			4,375,948	3,303,841	4,375,948	3,303,841
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A2, 7.95%, 05/15/25			11,662,123	11,851,767	11,662,123	11,851,767
LB-UBS Commercial Mortgage Trust, Series 2000-C4, Class A2, 7.37%, 08/15/26			5,723,006	5,859,530	5,723,006	5,859,530
LB-UBS Commercial Mortgage Trust, Series 2003-C7, Class A3, 4.56%, 09/15/27			7,395,000	7,181,668	7,395,000	7,181,668
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A4, 4.51%, 12/15/29			9,100,000	8,042,683	9,100,000	8,042,683
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5, 4.74%, 07/15/30	900,000	770,099			900,000	770,099
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AAB, 4.66%, 07/15/30	100,000	96,127			100,000	96,127
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4, 4.95%, 09/15/30	200,000	171,363			200,000	171,363
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.43%, 02/15/40			9,658,000	6,980,643	9,658,000	6,980,643
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A2, 5.59%, 09/15/45			11,842,000	10,874,816	11,842,000	10,874,816
Lehman XS Trust, Series 2005-5N, Class 1A1, 0.61%, 11/25/35(3)	184,855	77,325			184,855	77,325
Lehman XS Trust, Series 2005-5N, Class 3A1A, 0.61%, 11/25/35(3)	1,107,773	472,658			1,107,773	472,658
Lehman XS Trust, Series 2005-7N, Class 1A1B, 0.61%, 12/25/35(3)	147,759	36,222			147,759	36,222
Lehman XS Trust, Series 2006-GP4, Class 3A1A, 0.38%, 08/25/46(3)	245,361	198,820			245,361	198,820
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

	Transamerica Partners Total		Transamerica Partners
	Return Bond Portfolio		Core Bond Portfolio		Pro Forma Combined Portfolio
	Principal	Value	Principal	Value	Principal	Value

Lehman XS Trust, Series 2007-2N, Class 3A1, 0.40%, 02/25/37(3)	835,065	489,235			835,065	489,235
Master Adjustable Rate Mortgages Trust - 144A, Series 2007-R5, Class A1, 5.64%, 11/25/35(3)	1,122,492	491,979			1,122,492	491,979
Master Adjustable Rate Mortgages Trust, Series 2006-OA2, Class 1A1, 2.14%, 12/25/46(3)	1,372,364	333,253			1,372,364	333,253
Merrill Lynch Mortgage Investors Trust, Series 2004-A1, Class 2A1, 4.56%, 02/25/34(3)	693,003	590,562			693,003	590,562
Merrill Lynch Mortgage Investors Trust, Series 2004-A3, Class 4A3, 5.03%, 05/25/34(3)	770,135	683,558			770,135	683,558
Merrill Lynch Mortgage Investors Trust, Series 2005-A3, Class A1, Floating Rate , 0.58%, 04/25/35(3)	126,059	73,017			126,059	73,017
Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 3A1, 5.82%, 05/25/36(3)			8,385,286	4,045,552	8,385,286	4,045,552
Merrill Lynch Mortgage Investors Trust, Series 2007-SD1, Class A1, 0.76%, 02/25/47(3)	1,610,404	850,879			1,610,404	850,879
Merrill Lynch Mortgage Investors, Inc., Series 2005-A4, Class 2A2, 4.46%, 07/25/35	500,000	314,412			500,000	314,412
Merrill Lynch Mortgage Investors, Inc., Series 2005-A5, Class A3, 4.44%, 06/25/35	400,000	195,983			400,000	195,983
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, 5.66%, 05/12/39(3)	42,500	34,602			42,500	34,602
MLCC Mortgage Investors, Inc., Series 2003-F, Class A1, 0.63%, 10/25/28(3)	123,776	93,717			123,776	93,717
Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A2, 5.27%, 10/25/34(3)	483,210	371,055			483,210	371,055
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3, 5.51%, 03/25/36(3)	1,084,677	555,179			1,084,677	555,179
Popular ABS Mortgage Pass-Through Trust, Series 2006-D, Class A1, 0.37%, 11/25/46(3)			2,547,706	2,352,147	2,547,706	2,352,147
Prime Mortgage Trust - 144A, Series 2006-DR1, Class 1A1, 5.50%, 05/25/35	374,007	354,021			374,007	354,021
Prime Mortgage Trust - 144A, Series 2006-DR1, Class 1A2, 6.00%, 05/25/35	173,975	166,744			173,975	166,744
Prime Mortgage Trust - 144A, Series 2006-DR1, Class 2A1, 5.50%, 05/25/35	1,008,964	719,379			1,008,964	719,379
Prime Mortgage Trust - 144A, Series 2006-DR1, Class 2A2, 6.00%, 05/25/35	839,006	582,978			839,006	582,978
RAAC - 144A, Series 2007-RP4, Class A, 0.66%, 06/25/37(3)	1,876,923	1,094,865			1,876,923	1,094,865
RBSGC Mortgage Pass Through Certificates, Series 2007-B, Class 1A4, Floating Rate, 0.76%, 01/25/37(3)	1,137,638	443,627			1,137,638	443,627
Renaissance Home Equity Loan Trust, Series 2007-2, Class AF6, 5.88%, 06/25/37	1,500,000	527,865			1,500,000	527,865
Residential Accredited Loans, Inc., Series 2006-QO10, Class A1, 0.47%, 01/25/37(3)	986,013	396,737			986,013	396,737
Residential Accredited Loans, Inc., Series 2007-QO1, Class A1, 0.46%, 02/25/47(3)	1,170,643	466,325			1,170,643	466,325
Residential Accredited Loans, Inc., Series 2007-QO4, Class A1A, 0.50%, 05/25/47(3)	2,229,774	846,530			2,229,774	846,530
Residential Accredited Loans, Inc., Series 2007-QS1, Class 2A2, Floating Rate, 0.67%, 01/25/37(3)	1,261,376	619,744			1,261,376	619,744
Residential Asset Securitization Trust, Series 2005-A14, Class A4, 5.50%, 12/25/35			6,454,959	5,754,987	6,454,959	5,754,987
Salomon Brothers Mortgage Securities VII, Series 2001-C2, Class A3, 6.50%, 10/13/11			8,323,015	8,542,292	8,323,015	8,542,292
Securitized Asset Backed Receivables LLC, Series 2007-BR3, Class A2B, 0.53%, 04/25/37(3)	2,700,000	653,071			2,700,000	653,071
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 3A1, 5.33%, 01/25/35(3)	835,893	561,014			835,893	561,014
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-15, Class 1A1, 5.06%, 07/25/35	1,257,001	861,570			1,257,001	861,570
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-16XS, Class A1, 0.65%, 08/25/35(3)	507,521	268,736			507,521	268,736
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 1A1, 0.63%, 10/25/35(3)	673,183	303,199			673,183	303,199
Structured Adjustable Rate Mortgage Loan, Series 2007-3, Class 3A1, 5.70%, 04/25/37(3)			4,543,524	2,437,153	4,543,524	2,437,153
Structured Asset Mortgage Investments, Inc., Series 2003-AR4, Class A1, 0.66%, 01/19/34(3)	120,516	59,939			120,516	59,939
Structured Asset Mortgage Investments, Inc., Series 2006-AR6, Class 1A3, 0.50%, 07/25/46(3)	399,518	139,906			399,518	139,906
Structured Asset Securities Corp. - 144A, Series 2005-RF3, Class 1A, 0.66%, 06/25/35(3)	430,635	237,218			430,635	237,218
Structured Asset Securities Corp. - 144A, Series 2007-TC1, Class A, 0.61%, 04/25/31(3)	2,243,487	1,252,781			2,243,487	1,252,781
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 6.10%, 02/15/51(3)			12,475,000	9,184,088	12,475,000	9,184,088
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1, 0.60%, 10/25/45(3)	220,716	115,470			220,716	115,470
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A2, 0.59%, 11/25/45(3)	245,770	111,729			245,770	111,729
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR8, Class 2A1A, 0.60%, 07/25/45(3)	145,233	66,485			145,233	66,485
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A, 2.31%, 05/25/46(3)	2,848,776	1,101,959			2,848,776	1,101,959
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, 2.30%, 08/25/46(3)	1,750,236	696,775			1,750,236	696,775
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY1, Class 1A1, 5.69%, 02/25/37(3)			6,245,997	3,485,962	6,245,997	3,485,962
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY4, Class 4A1, 5.50%, 09/25/36	590,221	356,769			590,221	356,769
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, 2.11%, 05/25/47(3)			2,754,482	1,050,370	2,754,482	1,050,370
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA6, Class 1A1B, 2.15%, 07/25/47(3)	2,676,138	503,233			2,676,138	503,233
Wells Fargo Mortgage Backed Securities Trust, Series 2006-3, Class A9, 5.50%, 03/25/36			4,454,515	3,810,302	4,454,515	3,810,302
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4, Class 2A4, 5.77%, 04/25/36(3)			400,000	270,391	400,000	270,391
Private Asset Backed: Other
Structured Asset Securities Corp. - 144A, Series 2003-AL2, Class A, 3.36%, 01/25/31			3,482,802	2,884,622	3,482,802	2,884,622
Private Asset Backed: Student Loans
Nelnet Student Loan Trust, Series 2008-4, Class A4, 2.57%, 04/25/17(2)	780,000	768,518			780,000	768,518
SLC Student Loan Trust, Series 2008-1, Class A4A, 2.23%, 12/15/32(2)	400,000	388,464			400,000	388,464
SLM Student Loan Trust, Series 2006-5, Class A2, 1.08%, 07/25/17(2)	137,215	137,126			137,215	137,126
Private Asset Backed: Utilities
Peco Energy Transition Trust, Series 2000-A, Class A4, 7.65%, 03/01/10			8,000,000	8,091,076	8,000,000	8,091,076
Real Estate Development and Management Services
Forest City Enterprises, Inc., 6.50%, 02/01/17	30,000	16,500			30,000	16,500
Forest City Enterprises, Inc., 7.63%, 06/01/15	35,000	22,050			35,000	22,050
Realogy Corp., 12.38%, 04/15/15	520,000	145,600			520,000	145,600
Real Estate Investment Trusts
Host Hotels & Resorts LP, Series Q, 6.75%, 06/01/16	40,000	34,700			40,000	34,700
IStar Financial, Inc., 5.65%, 09/15/11			1,250,000	725,000	1,250,000	725,000
Ventas Realty LP/Ventas Capital Corp., 6.50%, 06/01/16	30,000	26,850			30,000	26,850
Ventas Realty LP/Ventas Capital Corp., 9.00%, 05/01/12	10,000	10,300			10,000	10,300
Retail
CVS Caremark Corp. - 144A, 6.94%, 01/10/30(5)	757,871	685,745			757,871	685,745
Macy’s Retail Holdings, Inc., 5.35%, 03/15/12			725,000	659,904	725,000	659,904
Macy’s Retail Holdings, Inc., 5.75%, 07/15/14			730,000	620,677	730,000	620,677
Scientific and Technical Instruments
Cie Generale de Geophysique (France), 7.50%, 05/15/15	100,000	91,750			100,000	91,750
Cie Generale de Geophysique (France), 7.75%, 05/15/17	105,000	95,550			105,000	95,550
Semiconductors
Freescale Semiconductor, Inc., 10.13%, 12/15/16	20,000	6,800			20,000	6,800
Freescale Semiconductor, Inc., 8.88%, 12/15/14	260,000	131,300			260,000	131,300
Telecommunications Equipment and Services					—	—
America Movil SA de CV (Mexico), 6.38%, 03/01/35			625,000	592,677	625,000	592,677
America Movil SAB de CV (Mexico), 5.63%, 11/15/17(5)	220,000	215,029			220,000	215,029
AT&T, Inc., 5.10%, 09/15/14	410,000	425,903			410,000	425,903
AT&T, Inc., 5.50%, 02/01/18(5)	380,000	379,444			380,000	379,444
AT&T, Inc., 5.80%, 02/15/19(5)	80,000	81,225			80,000	81,225
AT&T, Inc., 6.50%, 09/01/37			10,025,000	9,943,276	10,025,000	9,943,276
AT&T, Inc., 6.55%, 02/15/39(5)	810,000	808,560			810,000	808,560
Bellsouth Corp., 4.75%, 11/15/12(5)	10,000	10,353			10,000	10,353
Cincinnati Bell, Inc., 7.25%, 07/15/13			810,000	741,150	810,000	741,150
Citizens Communications Company, 6.25%, 01/15/13			800,000	736,000	800,000	736,000
Citizens Communications Company, 7.13%, 03/15/19	75,000	63,938			75,000	63,938
Cricket Communications I - 144A, 7.75%, 05/15/16	210,000	202,125			210,000	202,125
Deutsche Telecom International Finance BV (the Netherlands), 5.75%, 03/23/16(5)	375,000	383,949			375,000	383,949
Embarq Corp., 6.74%, 06/01/13(5)	1,290,000	1,302,179			1,290,000	1,302,179
Intelsat Jackson Holdings - 144A (Bermuda), 9.50%, 06/15/16	235,000	236,175			235,000	236,175
Intelsat Jackson Holdings (Bermuda), 11.25%, 06/15/16	40,000	40,800			40,000	40,800
Koninklijke KPN NV (the Netherlands), 8.00%, 10/01/10	320,000	335,769			320,000	335,769
Koninklijke KPN NV (the Netherlands), 8.38%, 10/01/30	445,000	508,651			445,000	508,651
Level 3 Financing, Inc., 9.25%, 11/01/14	170,000	139,400			170,000	139,400
New England Telephone & Telegraph, 7.88%, 11/15/29			2,350,000	2,412,855	2,350,000	2,412,855
New Jersey Bell Telephone, 7.85%, 11/15/29			970,000	1,008,842	970,000	1,008,842
Nextel Communications, Inc., Series E, 6.88%, 10/31/13	300,000	248,250			300,000	248,250
Qwest Communications International, Inc., 7.50%, 02/15/14			1,375,000	1,254,688	1,375,000	1,254,688
Qwest Communications International, Inc., Series B, 7.50%, 02/15/14	360,000	328,500	375,000	342,188	735,000	670,688
Qwest Corp., 3.88%, 06/15/13(2)			675,000	603,281	675,000	603,281
Rogers Communications (Canada), 6.80%, 08/15/18	80,000	85,762			80,000	85,762
Rogers Wireless, Inc. (Canada), 7.50%, 03/15/15			890,000	968,138	890,000	968,138
Sprint Capital Corp., 6.90%, 05/01/19	540,000	446,850			540,000	446,850
Sprint Capital Corp., 8.38%, 03/15/12	150,000	147,750			150,000	147,750
Sprint Capital Corp., 8.75%, 03/15/32	80,000	64,400			80,000	64,400
Telecom Italia Capital (Luxembourg), 5.25%, 10/01/15	390,000	376,481	1,725,000	1,665,206	2,115,000	2,041,688
Telecom Italia Capital (Luxembourg), 7.00%, 06/04/18	650,000	657,576			650,000	657,576
Telefonica Emisiones SAU (Spain), 4.95%, 01/15/15			4,850,000	4,929,802	4,850,000	4,929,802
Telefonica Emisiones SAU (Spain), 6.42%, 06/20/16			75,000	80,191	75,000	80,191
Telefonica Europe BV (the Netherlands), 7.75%, 09/15/10			850,000	896,645	850,000	896,645
Verizon Communications, Inc., 6.90%, 04/15/38	990,000	1,032,771			990,000	1,032,771
Verizon Communications, Inc., 8.75%, 11/01/18			6,700,000	7,936,009	6,700,000	7,936,009
Verizon Communications, Inc., 8.95%, 03/01/39	210,000	265,192			210,000	265,192
Verizon Global Funding Corp., 7.38%, 09/01/12	160,000	178,995			160,000	178,995
Verizon Maryland, Inc., Series B, 5.13%, 06/15/33			215,000	159,290	215,000	159,290
Verizon New York, Inc., Series A, 6.88%, 04/01/12	560,000	593,503			560,000	593,503
Verizon Wireless Capital - 144A, 3.75%, 05/20/11			14,580,000	14,878,496	14,580,000	14,878,496
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

	Transamerica Partners Total		Transamerica Partners
	Return Bond Portfolio		Core Bond Portfolio		Pro Forma Combined Portfolio
	Principal	Value	Principal	Value	Principal	Value

Vodafone Group PLC (United Kingdom), 5.00%, 09/15/15			500,000	502,051	500,000	502,051
Vodafone Group PLC (United Kingdom), 5.00%, 12/16/13			1,470,000	1,524,552	1,470,000	1,524,552
Windstream Corp., 8.13%, 08/01/13			1,375,000	1,330,313	1,375,000	1,330,313
Windstream Corp., 8.63%, 08/01/16	165,000	157,988	1,220,000	1,168,150	1,385,000	1,326,138
Transportation
Gulfmark Offshore, Inc., 7.75%, 07/15/14	40,000	36,600			40,000	36,600
Kansas City Southern de Mexico, SA de CV - 144A (Mexico), 12.50%, 04/01/16	200,000	203,000			200,000	203,000
RailAmerica, Inc. - 144A, 9.25%, 07/01/17	340,000	328,100			340,000	328,100
Teekay Shipping Corp. (Marshall Islands), 8.88%, 07/15/11	130,000	129,025			130,000	129,025
Union Pacific Corp., 5.38%, 05/01/14	180,000	184,744			180,000	184,744
United Parcel Service, Inc., 6.20%, 01/15/38			2,495,000	2,729,652	2,495,000	2,729,652
United Parcel Service, Inc., 3.88%, 04/01/14			3,350,000	3,454,453	3,350,000	3,454,453
Utilities
AES Corp., 7.75%, 03/01/14	67,000	63,483			67,000	63,483
AES Corp., 7.75%, 10/15/15	210,000	195,300			210,000	195,300
AES Corp., 8.00%, 06/01/20	1,590,000	1,427,025			1,590,000	1,427,025
AES Corp., 8.00%, 10/15/17	1,130,000	1,050,900			1,130,000	1,050,900
AES Ironwood LLC, 8.86%, 11/30/25			315,248	272,690	315,248	272,690
AES Red Oak LLC, Series B, 9.20%, 11/30/29			235,000	198,575	235,000	198,575
Calpine Construction Finance Company, LP/CCFC Finance Corp. - 144A, 8.00%, 06/01/16	240,000	229,800			240,000	229,800
Centerpoint Energy, Inc., Series B , 7.25%, 09/01/10			2,735,000	2,779,195	2,735,000	2,779,195
Dominion Resources, Inc., 4.75%, 12/15/10(5)	30,000	30,833			30,000	30,833
Dominion Resources, Inc., 5.70%, 09/17/12(5)	580,000	616,945			580,000	616,945
Dominion Resources, Inc., Series D, 8.88%, 01/15/19(5)	560,000	667,823			560,000	667,823
Duke Energy Carolinas, 5.63%, 11/30/12(5)	590,000	632,343			590,000	632,343
Edison Mission Energy, 7.00%, 05/15/17	50,000	38,375			50,000	38,375
Edison Mission Energy, 7.20%, 05/15/19	140,000	104,300			140,000	104,300
Edison Mission Energy, 7.63%, 05/15/27	50,000	32,000			50,000	32,000
Edison Mission Energy, 7.75%, 06/15/16	60,000	48,900			60,000	48,900
Elwood Energy LLC, 8.16%, 07/05/26			250,682	208,394	250,682	208,394
Energy Future Holdings Corp., 10.88%, 11/01/17	10,000	7,300			10,000	7,300
Energy Future Holdings Corp., 11.25%, 11/01/17(12)	3,794,800	2,314,827			3,794,800	2,314,827
Exelon Corp., 5.63%, 06/15/35(5)	370,000	297,829			370,000	297,829
FirstEnergy Corp., Series B, 6.45%, 11/15/11	650,000	678,444			650,000	678,444
FirstEnergy Corp., Series C, 7.38%, 11/15/31	515,000	486,087			515,000	486,087
Florida Power & Light Company, 5.63%, 04/01/34			1,000,000	1,021,742	1,000,000	1,021,742
Florida Power Corp., 6.40%, 06/15/38			1,700,000	1,890,259	1,700,000	1,890,259
Homer City Funding LLC, 8.73%, 10/01/26			81,813	72,813	81,813	72,813
Mirant Mid-Atlantic Trust LLC, Series C, 10.06%, 12/30/28	311,774	299,693			311,774	299,693
NRG Energy, Inc. , 7.38%, 01/15/17	45,000	42,413			45,000	42,413
NRG Energy, Inc., 7.25%, 02/01/14	75,000	72,750			75,000	72,750
NRG Energy, Inc., 7.38%, 02/01/16	170,000	160,863	560,000	529,900	730,000	690,763
Pacific Gas & Electric Company , 5.63%, 11/30/17	620,000	656,261			620,000	656,261
Pacific Gas & Electric Company, 5.80%, 03/01/37	140,000	140,700			140,000	140,700
Pacific Gas & Electric Company, 6.05%, 03/01/34	210,000	217,862			210,000	217,862
Texas Company Electric Holdings LLC, Series B, 10.25%, 11/01/15			2,487,000	1,548,158	2,487,000	1,548,158
TXU Corp., Series P, 5.55%, 11/15/14	440,000	277,825			440,000	277,825
TXU Corp., Series Q, 6.50%, 11/15/24	200,000	100,216			200,000	100,216
TXU Corp., Series R, 6.55%, 11/15/34	635,000	305,282			635,000	305,282

	203,736,419	146,147,819	846,845,649	778,956,346	1,050,582,068	925,104,165

Total Cost		197,556,985		831,889,468		1,029,446,453

Preferred Corporate Bonds and Notes — 2.4%
Banks and Financial Services
Bank of America Corp., Series K, 8.00%, perpetual(1)	610,000	509,448			610,000	509,448
Bank of America Corp., Series M, 8.13%, perpetual(1)	90,000	75,167			90,000	75,167
Barclays Bank PLC - 144A (United Kingdom), 7.43%, perpetual(1)			2,245,000	1,504,150	2,245,000	1,504,150
Credit Suisse (Switzerland), 5.86%, perpetual(1)			6,885,000	4,475,250	6,885,000	4,475,250
Credit Suisse (Switzerland), 5.86%, perpetual(1)(5)	160,000	104,000			160,000	104,000
General Electric Capital Corp., 6.38%, 11/15/67(1)	1,190,000	793,993	5,375,000	3,586,313	6,565,000	4,380,306
JPMorgan Chase & Company, Series 1, 7.90%, perpetual(1)			5,655,000	4,948,691	5,655,000	4,948,691
JPMorgan Chase Capital XXV, 6.80%, 10/01/37			5,795,000	4,983,706	5,795,000	4,983,706
Lehman Brothers Capital Trust VII, Series MTN, 5.86%, perpetual(1)(9)	930,000	93	1,015,000	102	1,945,000	195
Rabobank Nederland - 144A (the Netherlands), 11.00%, perpetual(1)	280,000	311,500			280,000	311,500
Royal Bank of Scotland Group PLC, Series MTNU (United Kingdom), 7.64%, perpetual(1)	200,000	81,000			200,000	81,000
Shinsei Financial, Ltd. - 144A (Cayman Islands), 6.42%, perpetual(1)	610,000	244,000			610,000	244,000
SunTrust Capital VIII, 6.10%, 12/15/36(1)	150,000	97,437			150,000	97,437
Wachovia Capital Trust III, 5.80%, perpetual(1)	460,000	276,000			460,000	276,000
Wells Fargo Capital XV, 9.75%, perpetual(1)	1,300,000	1,257,750			1,300,000	1,257,750
ZFS Finance USA Trust V - 144A, 6.50%, 05/09/37(1)			2,895,000	2,084,400	2,895,000	2,084,400
Insurance
Chubb Corp., 6.38%, 03/29/67(1)			3,800,000	3,040,000	3,800,000	3,040,000
Lincoln National Corp., 7.00%, 05/17/66(1)			2,350,000	1,480,500	2,350,000	1,480,500
MetLife, Inc., 6.40%, 12/15/36	1,140,000	815,100	4,455,000	3,185,325	5,595,000	4,000,425
Progressive Corp., 6.70%, 06/15/37(1)			3,595,000	2,534,856	3,595,000	2,534,856
Reinsurance Group of America, Inc., 6.75%, 12/15/65(1)			2,150,000	1,215,460	2,150,000	1,215,460
Travelers Companies, Inc. (The), 6.25%, 03/15/37(1)	670,000	539,996	4,125,000	3,324,602	4,795,000	3,864,597

	7,790,000	5,105,484	50,340,000	36,363,353	58,130,000	41,468,836

Total Cost		7,691,313		50,381,222		58,072,535

Preferred Stocks — 0.0%
Banks and Financial Services
Fannie Mae, Series O, Floating Rate, 7.00%,(2)	1,300	2,015			1,300	2,015
Fannie Mae, Series S, Variable Rate, 8.25%,(1)	31,175	41,463			31,175	41,463
Freddie Mac, Series Z, Variable Rate, 8.38%,(1)	43,300	52,826			43,300	52,826
Preferred Blocker, Inc. - 144A, 7.00%,	341	146,651			341	146,651

	76,116	242,955	—	—	76,116	242,955

Total Cost		1,988,323		—		1,988,323

Municipal Bonds — 1.0%
California
California, General Obligation Bond, 5.45%, 04/01/15			11,550,000	11,287,815	11,550,000	11,287,815
New York
Metropolitan Transportation Authority Dedicated Tax Funding Build America Bonds, Revenue Bonds, 7.34%, 11/15/39			3,135,000	3,694,942	3,135,000	3,694,942
Port Authority of New York and New Jersey, Revenue Bonds, 6.04%, 12/01/29			1,825,000	1,889,295	1,825,000	1,889,295
Virginia
Virginia State Housing Development Authority, Series C, Revenue Bond, 6.00%, 06/25/34	449,107	439,208			449,107	439,208

	449,107	439,208	16,510,000	16,872,052	16,959,107	17,311,261

Total Cost		442,005		16,579,560		17,021,565

Foreign Government Obligations — 1.5%
AID-Israel (Israel), 5.50%, 09/18/23			9,700,000	10,370,823	9,700,000	10,370,823
Bundesrepublik Deutschland, Series 05 (Germany), 4.00%, 01/04/37(10)			1,155,000	1,558,558	1,155,000	1,558,558
Bundesrepublik Deutschland, Series 07 (Germany), 4.25%, 07/04/39(10)			2,975,000	4,215,295	2,975,000	4,215,295
Japan Finance Corp. (Japan), 2.00%, 06/24/11			4,175,000	4,215,267	4,175,000	4,215,267
Russia Foreign Bond Reg S (Russia), 7.50%, 03/31/30	710,400	699,389			710,400	699,389
United Kingdom Treasury Bond (United Kingdom), 4.25%, 12/07/49(4)			2,645,000	4,248,421	2,645,000	4,248,421
United Mexican States (Mexico), 5.63%, 01/15/17	8,000	8,088			8,000	8,088

	718,400	707,477	20,650,000	24,608,363	21,368,400	25,315,840

Total Cost		795,161		23,693,571		24,488,732

Purchased Call Options — 0.1%
Expiring 04/08/10. If exercised the Series receives 3.40%, and pays floating 3 month LIBOR, expiring 04/12/20, European Style, 04/08/10			39,500,000	799,559	39,500,000	799,559
Expiring 11/09/09. If exercised the Series receives 2.75%, and pays floating 3 month LIBOR, expiring 11/12/19, European Style, 11/09/09			41,500,000	174,881	41,500,000	174,881
Expiring 11/16/09. If exercised the Series receives 2.37%, and pays floating 3 month LIBOR, expiring 11/18/19, European Style, 11/16/09			34,100,000	45,387	34,100,000	45,387
Expiring 11/30/09. If exercised the Series receives 2.75%, and pays floating 3 month LIBOR, expiring 12/02/16, European Style, 11/30/09			78,800,000	479,340	78,800,000	479,340
Expiring 12/17/09. If exercised the Series receives 2.75%, and pays floating 3 month LIBOR, expiring 12/21/16, European Style, 12/17/09			60,000,000	369,780	60,000,000	369,780

			253,900,000	1,868,948	253,900,000	1,868,948

Total Cost				3,052,060		3,052,060
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

	Transamerica Partners Total		Transamerica Partners
	Return Bond Portfolio		Core Bond Portfolio		Pro Forma Combined Portfolio
	Principal	Value	Principal	Value	Principal	Value

Purchased Put Options — 0.2%
Expiring 04/08/10. If exercised the Series receives floating 3 month LIBOR, and pays 3.40%, expiring 04/12/20, European Style, 04/08/10			39,500,000	3,061,606	39,500,000	3,061,606

Total Cost				1,598,170		1,598,170

Repurchase Agreements — 5.8%
With State Street Bank and Trust, dated 06/30/09, 0.01%, due 07/01/09, repurchase proceeds at maturity $100,507,024		1,416,448		99,090,576	—	100,507,024

		1,416,448		99,090,576		100,507,024

Total Cost		1,416,448		99,090,576		100,507,024

Total Investment Securities Cost		328,865,063		1,930,385,420		2,259,250,483

Total Investment Securities Value (before written call and put options)		277,084,992		1,876,044,837		2,153,129,829
Call Options Written — (1.0)%
Expiring 04/01/10. If exercised the Series receives floating 3 month LIBOR, and pays 3.14%, expiring 04/07/20, European Style, 04/01/10			(35,000,000)	(462,245)	(35,000,000)	(462,245)
Expiring 05/04/10. If exercised the Series receives floating 3 month LIBOR, and pays 4.88%, expiring 05/06/20, European Style, 05/04/10			(35,600,000)	(3,112,650)	(35,600,000)	(3,112,650)
Expiring 05/28/10. If exercised the Series receives floating 3 month LIBOR, and pays 4.14%, expiring 06/02/20, European Style, 05/28/10			(100,000,000)	(4,755,500)	(100,000,000)	(4,755,500)
Expiring 06/01/10. If exercised the Series receives floating 3 month LIBOR, and pays 4.35%, expiring 06/03/20, European Style, 05/28/10			(49,300,000)	(2,858,513)	(49,300,000)	(2,858,513)
Expiring 06/03/10. If exercised the Series receives floating 3 month LIBOR, and pays 4.31%, expiring 06/07/20, European Style, 06/03/10			(25,000,000)	(1,394,475)	(25,000,000)	(1,394,475)
Expiring 06/03/10. If exercised the Series receives floating 3 month LIBOR, and pays 4.35%, expiring 06/07/20, European Style, 06/03/10			(35,000,000)	(2,021,145)	(35,000,000)	(2,021,145)
Expiring 06/11/10. If exercised the Series receives floating 3 month LIBOR, and pays 4.80%, expiring 06/15/20, European Style, 06/11/10			(25,200,000)	(2,055,791)	(25,200,000)	(2,055,791)
US Treasury Note (10 Year) August Future, Expiring July 2009 @ 119.50, 06/26/09	(74)	(1,156)			(74)	(1,156)

	(74)	(1,156)	(305,100,000)	(16,660,319)	(305,100,074)	(16,661,475)

Total Premium		(40,136)		(14,727,245)		(14,767,381)
Put Options Written — (0.8)%
Eurodollar Future, expiring March 2010 @ 98.38, 03/15/10	(137)	(71,925)			(137)	(71,925)
Expiring 04/01/10. If exercised the Series receives 3.14%, and pays floating 3 month LIBOR, expiring 04/07/20, European Style, 04/01/10			(35,000,000)	(3,199,000)	(35,000,000)	(3,199,000)
Expiring 05/04/10. If exercised the Series receives 4.88%, and pays floating 3 month LIBOR, expiring 05/06/20, European Style, 05/04/10			(35,600,000)	(1,000,752)	(35,600,000)	(1,000,752)
Expiring 05/28/10. If exercised the Series receives 4.14%, and pays floating 3 month LIBOR, expiring 06/02/20, European Style , 05/28/10			(100,000,000)	(5,036,500)	(100,000,000)	(5,036,500)
Expiring 06/01/10. If exercised the Series receives 4.35%, and pays floating 3 month LIBOR, expiring 06/03/20, European Style, 05/28/10			(49,300,000)	(2,148,494)	(49,300,000)	(2,148,494)
Expiring 06/03/10. If exercised the Series receives 4.31%, and pays floating 3 month LIBOR, expiring 06/07/20, European Style, 06/03/10			(25,000,000)	(11,241)	(25,000,000)	(11,241)
Expiring 06/03/10. If exercised the Series receives 4.35%, and pays floating 3 month LIBOR, expiring 06/07/20, European Style, 06/03/10			(35,000,000)	(1,529,990)	(35,000,000)	(1,529,990)
Expiring 06/11/10. If exercised the Series receives 4.80%, and pays floating 3 month LIBOR, expiring 06/15/20, European Style, 06/11/10			(25,200,000)	(809,021)	(25,200,000)	(809,021)
US Treasury Bonds (30 year) September Future, expiring August 2009 @ 110., 08/21/09			(126,000)	(61,031)	(126,000)	(61,031)

	(137)	(71,925)	(305,226,000)	(13,796,029)	(305,226,137)	(13,867,953)

Total Cost		(122,083)		(14,955,005)		(15,077,088)
Securities Sold Short — (15.5)%
Fannie Mae, TBA, 4.50%, 07/01/24			(2,700,000)	(2,757,375)	(2,700,000)	(2,757,375)
Fannie Mae, TBA, 4.50%, 07/01/39			(10,200,000)	(10,177,682)	(10,200,000)	(10,177,682)
Fannie Mae, TBA, 5.00%, 07/01/24			(18,500,000)	(19,141,728)	(18,500,000)	(19,141,728)
Fannie Mae, TBA, 5.50%, 07/01/24			(21,600,000)	(22,599,000)	(21,600,000)	(22,599,000)
Fannie Mae, TBA, 6.00%, 07/01/39			(79,400,000)	(82,973,000)	(79,400,000)	(82,973,000)
Fannie Mae, TBA, 6.00%, 08/01/39			(30,700,000)	(31,975,953)	(30,700,000)	(31,975,953)
Freddie Mac Gold, TBA, 5.00%, 07/01/24			(10,800,000)	(11,164,500)	(10,800,000)	(11,164,500)
Freddie Mac Gold, TBA, 5.00%, 07/01/39			(21,000,000)	(21,354,375)	(21,000,000)	(21,354,375)
Freddie Mac Gold, TBA, 5.50%, 07/01/39			(4,200,000)	(4,335,190)	(4,200,000)	(4,335,190)
Freddie Mac Gold, TBA, 6.00%, 07/01/24			(1,900,000.00)	(2,006,875.00)	(1,900,000)	(2,006,875)
Freddie Mac Gold, TBA, 6.00%, 07/01/39			(2,200,000)	(2,295,564)	(2,200,000)	(2,295,564)
Freddie Mac Gold, TBA, 6.00%, 08/01/24			(1,900,000)	(2,002,718)	(1,900,000)	(2,002,718)
Freddie Mac Gold, TBA, 6.50%, 07/01/39			(600,000)	(637,687)	(600,000)	(637,687)
Government National Mortgage Association, TBA, 5.50%, 07/01/39			(53,100,000)	(54,543,789)	(53,100,000)	(54,543,789)

	—	—	(258,800,000)	(267,965,436)	(258,800,000)	(267,965,436)

Total Cost				(267,456,508)		(267,456,508)

Total Investment Securities Cost		328,702,844		1,633,246,662		1,961,949,506

Total Investment Securities Value (net of written call and put options and securities sold short)		277,011,912		1,577,623,053		1,854,634,965
Liabilities less other assets — (7.2)%		(20,214,830)		(103,816,617)		(124,031,447)

NET ASSETS		256,797,082		1,473,806,436		1,730,603,518

144A	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempts from registration, normally to qualified institutional buyers.

HB	High Coupon Bonds (a.k.a “IO-ettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike lO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit (REMIC) trust and allocating them to the small principal of the HB class.

IO	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities generally exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

REG S	Security is sold under Regulation S of the Securities Act of 1933, which governs offers and sales outside the US without registration under the Securities Act of 1933. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

TBA	To be announced. Securities are purchased on a forward commitment basis with approximate principal amount and general stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
•	Securities issued by companies registered outside the United States are denoted with their domestic country in parenthesis.

•	Fixed income securities designated as “perpetual” are securities that make (or are scheduled to make) a steady payment of interest. They do not have a maturity date, and the interest payments are indefinite.
1)	Variable rate security. The rate shown was in effect at June 30, 2009.

2)	Quarterly reset provision. The rate shown was in effect at June 30, 2009.

3)	Monthly reset provision. The rate shown was in effect at June 30, 2009.

4)	Principal amount for this security is denominated in Euros.

5)	Security is segregated as initial margin for futures contracts.

6)	Security is segregated as collateral for swap contracts and/or for swaptions.

8)	Security has been deemed illiquid pursuant to procedures approved by the Advisor and may be difficult to sell.

9)	Bond is in default.

10)	Principal amount for this security is denominated in British Pound Sterling.

11)	Floating rate security. The interest rate is subject to change semi-annually based on the London Interbank Offered Rate (“LIBOR”). The rate shown was in effect at June 30, 2009.

12)	PIK (“Payment-In-Kind”) bond. These bonds pay interest in the form of additional bonds.

13)	Security was in bankruptcy reorganization at the time of maturity. Recovery will be determined at the conclusion of the bankruptcy.

14)	Fair valued at June 30, 2009. Following is the market values (as determined by fair valuation) and the corresponding percentage of Portfolio net assets of all fair valued securities at June 30, 2009.

Market Value	Percentage
$ 186,000	0.07%
The Series Portfolio adopted the Financial Accounting Standards Board (“FASB”) Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to the funds.
Various inputs are used in determining the value of the Series Portfolio’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — Significant unobservable inputs (including the Series Portfolio’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.
Following is a summary of the inputs used to value the Pro Forma Combined Series Portfolio’s net assets as of June 30, 2009.
For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that represents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period.
Valuation Summary:

	Level 1	Level 2	Level 3	Total
Equities — Derivative	$—	$4,930,554	$—	$4,930,554

Equities — Financials	242,955	—	—	242,955

Fixed Income — Asset-Backed Security	—	412,293,126	—	412,293,126

Fixed Income — Consumer Discretionary	—	11,466,841	—	11,466,841

Fixed Income — Consumer Staples	—	13,265,999	—	13,265,999

Fixed Income — Energy	—	52,572,834	—	52,572,834

Fixed Income — Financials	—	266,210,237	186,000	266,396,237
Fixed Income — Foreign Government Obligation	—	25,315,840	—	25,315,840

Fixed Income — Health Care	—	33,113,948	—	33,113,948

Fixed Income — Industrials	—	16,445,880	—	16,445,880

Fixed Income — Information Technology	—	34,327,609	—	34,327,609

Fixed Income — Materials	—	11,682,259	—	11,682,259

Fixed Income — Mortgage-Backed Security	—	36,140,915	—	36,140,915
Fixed Income — Municipal Government Obligation	—	17,311,260	—	17,311,260
Fixed Income - Telecommunication Services	—	63,700,702	—	63,700,702
Fixed Income — U.S. Government Agency Obligation	—	869,582,373	—	869,582,373
Fixed Income — U.S. Government Obligation	—	168,200,829	—	168,200,829

Fixed Income — Utilities	—	15,632,644	—	15,632,644
Cash & Cash Equivalent - Repurchase Agreement	—	100,507,024	—	100,507,024

Total	$242,955	$2,152,700,874	$186,000	$2,153,129,829

	Level 1	Level 2	Level 3	Total
Other Financial Instruments,*

Forward Contracts	$—	$(526,593)	$—	$(526,593)

Interest Rate Swaps	—	6,336,883	—	6,336,883

Credit Default Swaps	—	353,644	—	353,644

Written Swaption	—	(940,826)	—	(940,826)

Futures	—	823,310	—	823,310

Written Options	—	255,866	—	255,866

Total	$—	$6,302,284	$—	$6,302,284

	Level 1	Level 2	Level 3	Total
Securities Sold Short*
Fixed Income — U.S. Government Agency Obligation	$—	$(508,928)	$—	$(508,928)

*	Other financial instruments are valued at unrealized appreciation (depreciation).
As of June 30, 2009, all securities held by the Target Fund would comply with the investment restrictions of the Destination Fund.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Pro Forma Statement of Assets and Liabilities for Transamerica Partners Total Return Bond Portfolio and Transamerica Partners Core Bond Portfolio
At June 30, 2009
(Unaudited)

	Transamerica Partners	Transamerica
	Total Return Bond	Partners Core				Pro Forma
	Portfolio	Bond Portfolio	Adjustments			Combined Portfolio
Assets:
Securities, at value, including investments held as collateral for securities out on loan	$275,668,544	$1,776,954,261	$			$2,052,622,805
Repurchase agreements (cost equals market value)	1,416,448	99,090,576				100,507,024
Cash at broker	1,992,027	—				1,992,027
Foreign currency holdings, at value	—	93,706				93,706
Receivable for securities sold	2,224,151	808,271,242				810,495,393
Receivable for principal paydowns	98,824	266,150				364,974
Unrealized appreciation on foreign currency forward contracts	187,369	—				187,369
Swap contracts, at value	—	12,420,074				12,420,074
Variation margin receivable	—	—				—
Interest receivable	2,780,690	11,511,241				14,291,931
Dividends receivable	—	—				—
Foreign tax reclaim receivable	—	—				—
Receivable from Advisor	2,847	—				2,847
Receivable from securities lending (net)	—	—				—

Total Assets	284,370,900	2,708,607,250		—		2,992,978,150

Liabilities:
Due to Advisor	—	—				—
Due to Custodian	—	—				—
Due to Broker for swap contracts	—	—				—
Collateral for securities out on loan	—	—				—
Payable for securities purchased	26,732,552	929,277,572				956,010,124
Securities sold short, at value	—	267,965,436				267,965,436
Written options, at value	73,081	30,456,348				30,529,429
Swap contracts, at value	—	5,729,546				5,729,546
Unrealized depreciation or foreign currency forward contracts	283,451	430,511				713,962
Variation margin payable	342,229	330,078				672,307
Accrued investment advisory fees	81,430	454,565				535,995
Accrued expenses	61,075	156,758				217,833

Total Liabilities	27,573,818	1,234,800,814		—		1,262,374,632

Net Assets	$256,797,082	$1,473,806,436		$(36,225	)(h)	$1,730,567,293

Securities, at cost	$327,448,615	$1,831,294,844		$—		$2,158,743,459

Feeder Allocation of Series Portfolios:
Mutual Fund	40%	27%				28%
Institutional Mutual Fund	32%	35%				34%
Nonregistered Feeders	28%	38%				38%

(a) - (h)	See Note 2 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Pro Forma Statement of Operations for Transamerica Partners Total Return Bond Portfolio and Transamerica Partners Core Bond Portfolio
For the twelve months ended June 30, 2009
(Unaudited)

		Transamerica
	Transamerica Partners	Partners Core				Pro Forma
	Total Return Bond Portfolio	Bond Portfolio	Adjustments			Combined Portfolio
Investment Income:

Interest income	$18,305,868	$89,907,817	$			$108,213,685
Securities lending income (net)	65,503	138,028				203,531
Dividend income	26,466	143,879				170,345
Less: foreign withholding taxes	—	—				—

Total income	18,397,837	90,189,724		—		108,587,561

Expenses:
Investment advisory fees	1,088,364	5,855,046				6,943,410
Custody fees	107,942	187,371		(84,583	)(b)	210,730
Audit fees	24,840	32,185		(19,840	)(c)	37,185
Legal fees	12,828	63,670				76,498
Reports to shareholders	4,571	24,524				29,095
Other fees	12,666	67,446				80,112

Total expenses	1,251,211	6,230,242		(104,423)		7,377,030
Expense reimbursed by the Advisor	(16,061)	—		16,061	(d)	—

Net Expenses	1,235,150	6,230,242		(88,362)		7,377,030

Net Investment Income (loss)	17,162,687	83,959,482		88,362		101,210,531

Realized and unrealized gains (losses) on investments:
Net realized gain (losses) on transactions from:
Securities	543,636	(62,809,897)				(62,266,261)
Swap Contracts	—	27,495,690				27,495,690
Futures	1,427,530	5,790,174				7,217,704
Written options	883,827	1,291,123				2,174,950
Foreign currency transactions	1,046,115	6,454,476				7,500,591

	3,901,108	(21,778,434)		—		(17,877,326)

Change in net unrealized appreciation (depreciation) on:

Securities	(28,637,780)	(22,286,853)				(50,924,633)
Futures	2,677,997	2,599,672				5,277,669
Written options	88,430	67,259				155,689
Short Sales	—	16,530				16,530
Swap Contracts	—	(13,843,850)				(13,843,850)
Foreign currency transactions	(3,715)	(600,498)				(604,213)

	(25,875,068)	(34,047,740)		—		(59,922,808)

Net realized and unrealized gains (losses) on investments	(21,973,960)	(55,826,174)		—		(77,800,134)

Net increase (decrease) in net assets resulting from operations	$(4,811,273)	$28,133,308		$88,362		$23,410,397

(a) - (h) See Note 2 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Pro Forma Statement of Assets and Liabilities for Transamerica Partners Total Return Bond and Transamerica Partners Core Bond
At June 30, 2009
(Unaudited)

	Transamerica	Transamerica
	Partners Total	Partners Core				Pro Forma
	Return Bond	Bond	Adjustments			Combined Fund
Assets:
Investment in Series Portfolio, at value	$121,520,681	$405,160,345	$			$526,681,026
Receivable for Fund shares sold	67,385	239,372				306,757
Receivable for fee reimbursements	1,116	—				1,116

Total Assets	121,589,182	405,399,717		—		526,988,899

Liabilities:
Due to Advisor	—	—				—
Payable for Fund shares redeemed	54,959	1,206,236				1,261,195
Accrued expenses	17,596	49,540				67,136
Administration fees	31,267	105,489				136,756
Distribution fees	26,055	87,908				113,963

Total Liabilities	129,877	1,449,173		—		1,579,050

Net Assets	$121,459,305	$403,950,544		$—		$525,409,849

Net Assets Consist of:
Paid-in capital	$140,118,374	$438,417,997		$(1,482,581	)(e)	$577,053,790
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	251,154	3,704,723		(251,154	)(e)	3,704,723
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(1,733,735)	(18,807,027)		1,733,735	(e)	(18,807,027)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(17,176,488)	(19,365,149)				(36,541,637)

Net Assets	$121,459,305	$403,950,544		$(6,038	)(h)	$525,403,811

Outstanding shares, $00001 par value per share, unlimited number of shares of beneficial interest authorized:	13,993,351	33,778,257		(3,837,891	)(f)	43,933,717

Net asset value per share*	$8.68	$11.96		—		$11.96

*	Net asset value per share equals Net assets/Outstanding shares.

(a) - (h)	See Note 2 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Pro Forma Statement of Operations for Transamerica Partners Total Return Bond and Transamerica Partners Core Bond
For the twelve months ended June 30, 2009
(Unaudited)

	Transamerica	Transamerica
	Partners Total	Partners Core				Pro Forma
	Return Bond	Bond	Adjustments			Combined Fund
Investment Income allocated from Series Portfolio:

Interest income	$7,340,307	$25,112,411	$			$32,452,718
Securities lending income (net)	24,102	39,439				63,541
Dividend income	10,490	41,505				51,995
Expenses (net of reimbursement)	(493,018)	(1,739,423)		23,704	(d)	(2,208,737)

Net investment income (loss) allocated from Series Portfolio	6,881,881	23,453,932		23,704		30,359,517

Expenses:
Administration fees	371,014	1,401,329				1,772,343
Distribution fees	309,178	1,167,774				1,476,952
Registration fees	21,122	19,478				40,600
Audit and tax fees	15,433	16,014		(6,433	)(c)	25,014
Legal fees	2,468	7,922				10,390
Trustee fees	3,962	14,774				18,736
Insurance fees	165	608				773
Fund accounting fees	9,860	9,860		(9,900	)(g)	9,820
Dues and subscriptions	1,257	2,426				3,683
Reports to shareholders	12,043	33,710				45,753

Total expenses	746,502	2,673,895		(16,333)		3,404,064
Expenses reimbursed	(1,167)	—				(1,167)

Net Expenses	745,335	2,673,895		(16,333)		3,402,897

Net Investment Income (loss)	6,136,546	20,780,037		40,037		26,956,620

Realized and unrealized gains (losses) on investments:
Net realized gains (losses) allocated from:
Series Portfolio	1,175,342	(5,652,205)				(4,476,863)

Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(8,324,147)	(11,604,905)				(19,929,052)

Net realized and unrealized gains (losses) on investments	(7,148,805)	(17,257,110)				(24,405,915)

Net increase (decrease) in net assets resulting from operations	$(1,012,259)	$3,522,927		$40,037		$2,550,705

(a) - (h)	See Note 2 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Pro Forma Statement of Assets and Liabilities for Transamerica Partners Institutional Total Return Bond and Transamerica Partners Institutional Core Bond
At June 30, 2009
(Unaudited)

	Transamerica Partners
	Institutional Total Return	Transamerica Partners				Pro Forma
	Bond	Institutional Core Bond	Adjustments			Combined Fund
Assets:
Investment in Series Portfolio, at value	$78,605,162	$506,347,745	$			$584,952,907
Receivable for Fund shares sold	66,644	156,756				223,400
Receivable for fee reimbursements	8,923	27,895				36,818

Total Assets	78,680,729	506,532,396		—		585,213,125

Liabilities:
Due to Advisor	—	—				—
Payable for Fund shares redeemed	9,292	20,590,351				20,599,643
Accrued expenses	14,042	65,306				79,348
Administration fees	3,381	22,689				26,070
Distribution fees	16,906	113,444				130,350

Total Liabilities	43,621	20,791,790		—		20,835,411

Net Assets	$78,637,108	$485,740,606		$—		$564,377,714

Net Assets Consist of:
Paid-in capital	$93,757,407	$518,908,069		$(882,743	)(e)	$611,782,733
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	164,160	(148,688)		(164,160	)(e)	(148,688)
Undistributed (accumulated) net realized gains (losses) allocated allocated from Series Portfolio	(1,046,903)	(15,273,259)		1,046,903	(e)	(15,273,259)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(14,237,556)	(17,745,516)				(31,983,072)

Net Assets	$78,637,108	$485,740,606		$(6,037	)(h)	$564,371,677

Outstanding shares, $00001 par value per share, unlimited number of shares of beneficial interest authorized:	8,981,483	48,501,543		(1,125,628	)(f)	56,357,398

Net asset value per share*	$8.76	$10.01		—		$10.01

*	Net asset value per share equals Net assets/Outstanding shares.

(a) - (h)	See Note 2 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Pro Forma Statement of Operations for Transamerica Partners Institutional Total Return Bond and Transamerica Partners Institutional Core Bond
For the twelve months ended June 30, 2009
(Unaudited)

	Transamerica Partners	Transamerica
	Institutional Total	Partners Institutional				Pro Forma
	Return Bond	Core Bond	Adjustments			Combined Fund
Investment Income allocated from Series Portfolio:

Interest income	$5,483,034	$31,456,390	$			$36,939,424
Securities lending income (net)	18,928	48,845				67,773
Dividend income	7,777	51,158				58,935
Expenses (net of reimbursement)	(369,854)	(2,179,425)		27,068	(d)	(2,522,211)

Net investment income (loss) allocated from Series Portfolio	5,139,885	29,376,968		27,068		34,543,921

Expenses:
Distribution fees	232,308	1,462,543				1,694,851
Administration fees	46,461	292,508				338,969
Registration fees	26,884	43,104				69,988
Fund accounting fees	9,886	9,886		(9,900	)(g)	9,872
Audit and tax fees	15,368	16,002		(6,368	)(c)	25,002
Legal fees	5,045	12,629				17,674
Trustee fees	3,128	16,598				19,726
Dues and subscriptions	1,397	3,802				5,199
Reports to shareholders	13,360	75,884				89,244
Insurance fees	417	4,591				5,008

Total expenses	354,254	1,937,547		(16,268)		2,275,533
Expenses reimbursed	(120,108)	(314,353)		53,161		(381,300)

Net Expenses	234,146	1,623,194		36,893		1,894,233

Net Investment Income (loss)	4,905,739	27,753,774		(9,825)		32,649,688

Realized and unrealized gains (losses) on investments:
Net realized gains (losses) allocated from:
Series Portfolio	1,306,514	(7,297,589)				(5,991,075)

Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	(7,852,795)	(13,749,101)				(21,601,896)

Net realized and unrealized gains (losses) on investments	(6,546,281)	(21,046,690)		—		(27,592,971)

Net increase (decrease) in net assets resulting from operations	$(1,640,542)	$6,707,084		$(9,825)		$5,056,717

(a) - (h) See Note 2 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS
REORGANIZATIONS BETWEEN:
TRANSAMERICA PARTNERS VALUE AND TRANSAMERICA PARTNERS LARGE
VALUE
TRANSAMERICA PARTNERS INSTITUTIONAL VALUE AND TRANSAMERICA
PARTNERS INSTITUTIONAL LARGE VALUE
TRANSAMERICA PARTNERS GROWTH AND TRANSAMERICA PARTNERS
LARGE GROWTH
TRANSAMERICA PARTNERS INSTITUTIONAL GROWTH AND TRANSAMERICA
PARTNERS INSTITUTIONAL LARGE GROWTH
TRANSAMERICA PARTNERS TOTAL RETURN BOND AND TRANSAMERICA
PARTNERS CORE BOND
TRANSAMERICA PARTNERS INSTITUTIONAL TOTAL RETURN BOND AND
TRANSAMERICA PARTNERS INSTITUTIONAL CORE BOND
For the period ended June 30, 2009
(Unaudited)
NOTE 1 — GENERAL
The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of each of Transamerica Partners Value, Transamerica Partners Institutional Value, Transamerica Partners Growth, Transamerica Partners Institutional Growth, Transamerica Partners Total Return Bond, and Transamerica Partners Institutional Total Return Bond (the “Target Funds”) to each of Transamerica Partners Large Value, Transamerica Partners Institutional Large Value, Transamerica Partners Large Growth, Transamerica Partners Institutional Large Growth, Transamerica Partners Core Bond, and Transamerica Partners Institutional Core Bond (the “Destination Funds”), respectively, in exchange for shares of each of the Destination Funds and the assumption by each of the Destination Funds of all of the liabilities of the Target Funds as described elsewhere in this information statement/prospectus.
Each Target and Destination Fund (collectively, the “feeder funds”) invests all of its investable assets in corresponding series of Transamerica Partners Portfolios (the “Series Portfolio”). In each Reorganization, the Target Fund will transfer its interest in the Target Series Portfolio to the Destination Fund in exchange for shares of the Destination Fund. The Destination Fund will transfer the interest in the Target Fund’s Series Portfolio to the Destination Fund Series Portfolio in exchange for an interest in the Destination Fund Series Portfolio which will then be redeemed in kind by the Target Fund Series Portfolio. The accompanying pro forma financial statements include the financial statements of the feeder funds and the Series Portfolio.
The Reorganizations are intended to qualify for Federal income tax purposes as tax-free reorganizations under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, pursuant to this treatment, neither the Target Funds, nor the Destination Funds, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the Closing, the Target Funds will receive an opinion from the law firm of Bingham McCutchen LLP to the effect that the Reorganizations will be considered tax-free reorganizations for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Target Funds.
The “Pro Forma Funds” as identified in these financial statements represent the combined funds after the mergers, with each of the Destination Funds treated as the accounting survivors for financial reporting purposes. Management believes each of the Destination Funds to be the accounting survivors because these funds’ investment objectives/styles and fees and expense structures will remain intact going forward.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Funds for the shares of the Destination Funds and their corresponding Series Portfolio will be treated and accounted for as tax-free reorganizations. The acquisitions would be accomplished by acquisitions of the net assets of the Target Funds in exchange for shares of the Destination Funds at net asset value. The unaudited pro forma Schedules of Investments and the unaudited Pro Forma Statements of Assets and Liabilities have been prepared as though the acquisitions had been effective on June 30, 2009. The unaudited pro forma Statements of Operations have been prepared as though the acquisition had been effective on June 30, 2008, to report operations for the twelve months ended June 30, 2009.
In preparing the Destination Funds’ statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.
The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Target Funds and the Destination Funds, which are included in their respective annual reports dated December 31, 2008.
NOTE 2 — PRO FORMA ADJUSTMENTS
The Pro Forma adjustments below reflect the impact of the mergers.
(a)	To restate management and advisory fees using the Destination Fund advisory fee rates for the Pro Forma Funds at the combined average daily net assets of the Target Funds and Destination Funds.

(b)	To remove duplicate Custody fees.

(c)	To remove duplicate Audit fees.

(d)	To adjust Fund expense reimbursed of the Pro Forma Funds to bring total reimbursements to required levels for Pro Forma Funds to not exceed the Pro Forma expense limitations.

(e)	To adjust the Pro Forma Funds Shares of beneficial interest by the Undistributed net investment income and Accumulated net realized loss amounts of the Target Funds.

(f)	To adjust Shares Outstanding of the Pro Forma Fund based on combining the Target Fund at the Destination Fund’s net asset value.

(g)	To remove duplicate Fund Accounting fees.

(h)	To adjust net assets for costs associated with the Reorganizations.
NOTE 3 — INVESTMENT ADVISORY AND OTHER TRANSACTIONS
Transamerica Asset Management, Inc’s (“TAM”) is the Destination Funds’ investment adviser. Transamerica Fund Services, Inc. (“TFS”) is the Destination Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Destination Funds’ distributor. TAM, TFS, and TCI are affiliates of AEGON, NV, a Netherlands corporation.

Transamerica Financial Life Insurance Company (“TFLIC”), a wholly-owned subsidiary of AEGON USA, LLC (“AEGON USA”), is an affiliate of Transamerica Asset Management, Inc. (the “Advisor” or “TAM”). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group. TFLIC has sub-accounts which invest in the corresponding Series at June 30, 2009 as follows:

TFLIC Sub-account	Investment in Series
Core Bond	9.10%
Large Value	21.49%
Large Growth	18.85%
Growth	30.61%
The Advisor manages the assets of each Series of the Series Portfolio pursuant to the Investment Advisory Agreement with the Series Portfolio. Subject to such further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Series. For its services, the Advisor receives fees from each Series, accrued daily and payable monthly, at an annual rate equal to the percentages specified in the table below of the corresponding Series’ average daily net assets. The Advisor is currently waiving a portion of its investment advisory fees for certain Series.
For each Series, the Advisor has entered into Investment Subadvisory Agreements with the Subadvisors listed in the following table (each a “Subadvisor”, collectively the “Subadvisors”). It is the responsibility of each Subadvisor to make the day-to-day investment decisions of the Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of the Advisor. Payment of fees to the Subadvisors is the responsibility of the Advisor, and is not an additional expense of a Series.

		Advisory
Series	Series Subadvisor	Fee (%)

Core Bond	BlackRock Financial Management, Inc.	0.35
Large Value	Aronson+Johnson+Ortiz, LP	0.45
Large Growth	Jennison Associates, LLC(1) OFI Institutional Asset Management, Inc. Wellington Management Company, LLP	0.62 (2)

(1)	Effective September 16, 2009, Jennison Associates, LLC replaced Marsico Capital Management, LLC as a Subadvisor with respect to Transamerica Partners Large Growth Portfolio, the underlying mutual fund in which all of the assets of Transamerica Partners Large Growth and Transamerica Partners Institutional Large Growth are invested, and serves as Subadvisor together with OFII and Wellington Management.
(2)	For the period ended June 30, 2009, the Advisor voluntarily waived a portion of its fee.
For the year ended December 31, 2008, the Advisor has voluntarily undertaken to waive fees to the extent the expenses of a Series exceed the following expense caps (as a proportion of average daily net assets):

Series Expense Cap
Core Bond	0.40%
Large Value	0.50%
Large Growth	0.65%
Certain trustees and officers of the Series Portfolio and of the funds that invest in the Series Portfolio are also directors, officers or employees of the Advisor or its affiliates. None of the non-independent trustees so affiliated receive compensation for services as trustees of the Series Portfolio or the funds that invest in the Series Portfolio.
TAM has contractually agreed to waive its advisory fee and will reimburse the Destination Funds to the extent that operating expenses exceed the following stated annual limits:

		Institutional Mutual
	Mutual Fund Spoke	Fund Spoke
Transamerica Partners Core Bond	1.00%	0.65%
Transamerica Partners Large Value	1.00%	0.75%
Transamerica Partners Large Growth	1.25%	0.90%
NOTE 4 — COSTS ASSOCIATED WITH THE REORGANIZATIONS
The cost of the Reorganizations will be assessed at the Portfolio level, and the Target Funds and Destination Funds will bear a pro rata share of the expenses charged to the Portfolios in which they invest. This cost will be shared by TAM and, subject to certain limits, the Portfolios (and ultimately the holders of the Target Funds and Destination Funds). The share of the cost that is borne by the Portfolios/Funds will be allocated among the Portfolios/Funds on the basis of certain benefits resulting from the Reorganizations. This allocation may result in TAM bearing in excess of 50% of the cost of the Reorganizations. In no event will the Portfolios’/Funds’ share exceed 50% of the cost of the Reorganizations.
The estimated fund costs associated with the Reorganizations, which are considered extraordinary expenses of each relevant Portfolio/Fund and, thus, are not subject to the expense limitations of each relevant Portfolio/Fund discussed in Note 3, above, are as follow:

Reorganization	Fund	Estimated costs (in thousands)
1 & 2	Transamerica Partners Value Portfolio	$42

3 & 4	Transamerica Partners Growth Portfolio	52

5 & 6	Transamerica Partners Total Return Bond Portfolio	48